AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 2007

File Nos. 333-141241

811-07362

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. 1                       ☒

Post-Effective Amendment No.                         ☐

WESTERN ASSET MUNICIPAL PARTNERS FUND INC.

(Exact Name of Registrant as Specified in Charter)

125 Broad Street

New York, New York 10004

(Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

800-451-2010

(Area Code and Telephone Number)

R. Jay Gerken

Legg Mason & Co., LLC

399 Park Avenue, 4th Floor

New York, New York 10022

(Name and Address of Agent for Services)

with copies to:

Sarah E. Cogan, Esq.	Robert I. Frenkel, Esq.
Simpson Thacher & Bartlett LLP	Legg Mason & Co., LLC
425 Lexington Avenue	300 First Stamford Place
New York, New York 10017	Stamford, Connecticut 06902

Calculation of Registration Fee under the Securities Act of 1933:

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price per Unit(1)		Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common Stock ($.001 par value)	5,914,117	$14.86		$87,883,785.22	$2,698.03	(2)
Preferred Stock ($.001 par value)	900	$50,000.00	(3)	$45,000,000.00	$1,381.50	(2)

(1)	Estimated solely for the purpose of calculating the registration fee.
(2)	Previously paid.
(3)	Represents the liquidation preference of a share of preferred stock after the reorganization.

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission acting pursuant to said section 8(a), may determine.

WESTERN ASSET MUNICIPAL PARTNERS FUND INC.

(formerly Salomon Brothers Municipal Partners Fund Inc.)

WESTERN ASSET MUNICIPAL PARTNERS FUND II INC.

(formerly Salomon Brothers Municipal Partners Fund II Inc.)

125 Broad Street

New York, New York 10004

Special Meeting of Shareholders to be held June 15, 2007

May [    ], 2007

Dear Shareholder:

You are being asked to vote on a proposed transaction related to Western Asset Municipal Partners Fund Inc. (formerly Salomon Brothers Municipal Partners Fund Inc.) (“MNP”) and Western Asset Municipal Partners Fund II Inc. (formerly Salomon Brothers Municipal Partners Fund II Inc.) (“MPT,” and together with MNP, the “Funds”).

Detailed information about the proposed transaction is contained in the enclosed materials.

The Boards of Directors of the Funds have called a special meeting of shareholders (“Meeting”) for the Funds to be held on June 15, 2007, at 399 Park Avenue, 4th Floor, New York, New York 10022 at 2:30 p.m. Eastern time in order to vote on the proposed transaction regarding the Funds. The transaction involves a proposal to merge MPT with and into MNP in accordance with the Maryland General Corporation Law (the “Merger”). The attached Proxy Statement/Prospectus asks for your approval of the proposed Merger. After careful consideration, the Board of each Fund recommends that you vote “FOR” the proposed Merger.

As a result of the Merger, each share of common stock of MPT would convert into an equivalent dollar amount (to the nearest $0.001) of full shares of common stock of MNP, based on the net asset value of each Fund. MNP will not issue fractional shares to MPT shareholders. In lieu of issuing fractional shares, MNP will pay cash to each former holder of MPT common stock in an amount equal to the value of the fractional shares of MNP common stock that investor would otherwise have received in the merger. The currently issued and outstanding common and preferred shares of MNP will remain issued and outstanding.

In addition, if separately approved by the holders of MNP preferred stock, each share of MPT preferred stock would convert into one full share of MNP preferred stock. Each share of MNP preferred stock will have the same liquidation preference as a share of MPT preferred stock. Under MNP’s charter, the issuance of additional MNP preferred stock must be approved by the current holders of MNP preferred stock. After careful consideration, the Board of MNP recommends that holders of MNP preferred stock vote “FOR” the proposed issuance of additional shares of MNP preferred stock to the holders of MPT preferred stock in connection with the merger.

Both MNP and MPT are closed-end, diversified management investment companies listed on the New York Stock Exchange. The Funds have substantially identical investment objectives and policies, invest in the same markets and present the same risks. Each Fund’s primary investment objective is to seek a high level of current income which is exempt from regular federal income taxes, consistent with the preservation of capital. As a secondary investment objective, each Fund intends to enhance portfolio value by purchasing tax-exempt securities, as defined in the attached Proxy Statement/Prospectus, that, in the opinion of the Fund’s investment manager, may appreciate in value relative to other similar obligations in the marketplace. The current investment objectives and policies of MNP will continue unchanged if the Merger occurs.

The Directors of MNP and MPT believe that combining the two Funds could benefit shareholders of each Fund by providing the potential for economies of scale, a lower operating expense ratio and enhanced market liquidity for MNP’s shares.

(continued on following page)

In addition, shareholders of MNP are being asked to approve an amendment to MNP’s charter that would allow the Board to authorize the issuance of additional shares of securities ranking on a parity with MNP preferred stock without the approval of the holders of a majority of the outstanding shares of MNP preferred stock. This proposed charter amendment would provide MNP with greater flexibility in the management of its leverage for the benefit of common shareholders without harming holders of MNP preferred stock. After careful consideration, the Board of MNP recommends that the shareholders of MNP vote “FOR” this amendment to MNP’s charter.

Your vote is very important to us regardless of the number of shares you own. Whether or not you plan to attend the Meeting in person, please read the Proxy Statement/Prospectus and cast your vote promptly. To vote, simply date, sign and return the proxy card in the enclosed postage-paid envelope or follow the instructions on the proxy card for voting by touch-tone telephone or on the Internet.

It is important that your vote be received no later than the time of the Meeting.

Sincerely,

R. Jay Gerken

Chairman, President, Chief Executive Officer

Western Asset Municipal Partners Fund Inc.

Western Asset Municipal Partners Fund II Inc.

WESTERN ASSET MUNICIPAL PARTNERS FUND INC.

(formerly Salomon Brothers Municipal Partners Fund Inc.)

WESTERN ASSET MUNICIPAL PARTNERS FUND II INC.

(formerly Salomon Brothers Municipal Partners Fund II Inc.)

IMPORTANT NEWS FOR SHAREHOLDERS

The enclosed combined Proxy Statement/Prospectus describes a proposal to merge Western Asset Municipal Partners Fund II Inc. (formerly Salomon Brothers Municipal Partners Fund II Inc.) (“MPT”) with and into Western Asset Municipal Partners Fund Inc. (formerly Salomon Brothers Municipal Partners Fund Inc.) (“MNP,” and together with MPT, the “Funds”) in accordance with the Maryland General Corporation Law plus a related proposal relating to the issuance of additional preferred stock by MNP in the merger. In addition, the enclosed Proxy Statement/Prospectus describes a proposal to amend the charter of MNP to provide more flexibility in the management of that Fund’s leverage.

While we encourage you to read the full text of the enclosed combined Proxy Statement/Prospectus, here is a brief overview of the proposed merger. Please refer to the more complete information contained elsewhere in the combined Proxy Statement/Prospectus about the merger.

COMMON QUESTIONS ABOUT THE PROPOSED MERGER

Q.	WHY IS A SHAREHOLDER MEETING BEING HELD?

A. The Board of each Fund has approved a merger, subject to approval by common and preferred shareholders of both Funds, under which MPT would merge with and into MNP in accordance with the Maryland General Corporation Law. If shareholders of both Funds approve the merger, and preferred shareholders of MNP approve the issuance of additional shares of MNP preferred stock in the merger, common and preferred shareholders of MPT would become common and preferred shareholders, respectively, of MNP.

Q.	WHAT OTHER MATTERS ARE BEING VOTED ON?

A. In a separate vote, common and preferred shareholders of MNP are being asked to vote on an amendment to MNP’s charter to allow the Board to authorize the issuance of securities ranking on a parity with MNP preferred stock without the approval of the holders of a majority of MNP’s preferred shareholders.

Q.	HOW WILL THE MERGER AFFECT ME?

A. If the merger is approved, MPT will be merged with and into MNP in accordance with the Maryland General Corporation Law. MPT’s assets and liabilities will be combined with the assets and liabilities of MNP, and common and preferred shareholders of MPT will become common and preferred shareholders, respectively, of MNP.

As a result of the merger, each share of common stock of MPT would convert into an equivalent dollar amount (to the nearest $0.001) of full shares of common stock of MNP, based on the net asset value of each Fund. MNP will not issue fractional shares to MPT shareholders. In lieu of issuing fractional shares, MNP will pay cash to each former holder of MPT common stock in an amount equal to the value of the fractional shares of MNP common stock that investor would otherwise have received in the merger. The currently issued and outstanding common and preferred shares of MNP will remain issued and outstanding. In addition, each share of MPT preferred stock would convert into one full share of MNP preferred stock. Each share of MNP preferred stock has a liquidation preference of $50,000, which is the same liquidation preference as each share of MPT preferred stock.

Q.	WHY IS THE MERGER BEING RECOMMENDED?

A. As you may be aware, on December 1, 2005, Legg Mason, Inc. acquired substantially all the asset management businesses of Citigroup Asset Management (the “Transaction”). As a result of the Transaction, the Funds’ previous management agreements with Salomon Brothers Asset Management Inc (“SBAM”), the Funds’ former investment manager, automatically terminated.

The Funds solicited shareholders to approve new management agreements with SBAM (the “New Management Agreements”) pursuant to a Joint Proxy Statement dated September 21, 2005. At about the same time, Karpus Management, Inc. d/b/a Karpus Investment Management (“KIM”) initiated a proxy contest with respect to each Fund, soliciting shareholders of the Funds not to approve the New Management Agreements pursuant to a joint proxy statement dated September 22, 2005. On February 13, 2006, the Funds announced the settlement of the proxy contests and related litigation in the Supreme Court of the State of New York and the United States District Court for the Southern District of New York pursuant to a settlement agreement dated February 13, 2006, by and among George W. Karpus, KIM, KIM’s directors, officers and affiliates and MNP and a settlement agreement dated the same day by and among George W. Karpus, KIM, KIM’s directors, officers and affiliates and MPT (the “Settlement Agreements”).

Pursuant to the terms of the Settlement Agreements, the Board of each Fund agreed, subject to certain conditions and compliance with applicable laws, rules and regulations, to recommend a merger between MNP and MPT to shareholders of the Funds. Under the Settlement Agreements, the merger would be on such terms and conditions as the Boards deemed appropriate, including that no material change in circumstances would cause the Board of either Fund to believe that the merger is no longer in the best interest of shareholders. The Settlement Agreements provide that the merger, if approved by the Board and the shareholders of each Fund, would be completed on, or as soon as practicable after, July 7, 2007.

At a meeting held on March 2, 2007, the Board of each Fund, including all of the Directors who are not “interested persons” of the Funds under the Investment Company Act of 1940, as amended (the “Independent Directors”), unanimously approved an Agreement and Plan of Merger with respect to both Funds. The Directors of MNP and MPT believe that combining the two Funds could benefit shareholders of each Fund by providing the potential for economies of scale, a lower operating expense ratio and enhanced market liquidity of MNP’s shares.

Q.	ARE THE FUNDS’ INVESTMENT OBJECTIVES AND POLICIES SIMILAR?

A. The Funds have substantially identical investment objectives and policies, invest in the same markets and present the same risks. Each Fund’s primary investment objective is to seek a high level of current income which is exempt from regular federal income taxes, consistent with the preservation of capital. As a secondary investment objective, each Fund intends to enhance portfolio value by purchasing tax-exempt securities, as defined in the attached Proxy Statement/Prospectus, that, in the opinion of the Fund’s investment manager, may appreciate in value relative to other similar obligations in the marketplace. The current investment objectives and policies of MNP will continue unchanged if the merger occurs.

Q.	HOW WILL THE MERGER AFFECT FUND FEES AND EXPENSES?

A. For shareholders of both MNP and MPT, the management fee as a percentage of Fund assets will not change as a result of the merger; however, because the fixed expenses of MNP following the merger will be spread over a larger asset base, the per share expense ratio is expected to fall for shareholders of the combined Fund.

Under each Fund’s investment management agreement, the Fund pays Legg Mason Partners Fund Advisor, LLC, the investment manager to each Fund, a management fee calculated at an annual rate of 0.55% of the Fund’s average weekly net assets. For purposes of calculating the fee, the liquidation value of any outstanding preferred stock of a Fund is not deducted in determining the Fund’s average weekly net assets. Following the merger, MNP’s management fee will be calculated in this same manner.

Based on data presented by management of the Funds, the Board of each Fund believes that administrative expenses of a larger combined Fund comprised of the assets of both Funds would be less than the aggregate current expenses of the Funds operating separately, resulting in a lower expense ratio for the combined Fund and corresponding higher earnings for its common shareholders.

Q.	WILL I HAVE TO PAY ANY TAXES AS A RESULT OF THE MERGER?

A. The merger is intended to qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. Assuming the merger qualifies for such treatment, you generally will not recognize a gain or loss for federal income tax purposes as a result of the merger. Holders of common stock of MPT may, however, recognize gain or loss with respect to cash such holders receive pursuant to the merger in lieu of fractional shares. As a condition to the closing of the merger, MPT and MNP will each receive an opinion of counsel to the effect that the merger will qualify for such treatment. Opinions of counsel are not binding on the Internal Revenue Service or the courts. You should talk to your tax advisor about any state, local and other tax consequences of the merger. See “Proposal 1—Information About the Proposed Merger—Federal Income Tax Consequences.”

Q.	WHO WILL PAY FOR THE MERGER?

A. The costs of the merger will be will be borne by MNP and MPT in proportion to their respective total assets.

Q.	HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THE MERGER?

A. The Board of each Fund, including all of the Independent Directors, unanimously recommends that you vote FOR the merger. In addition, the Board of MNP, including all Directors elected by the preferred shareholders of MNP, unanimously recommends that the preferred shareholders of MNP vote FOR the issuance of additional shares of preferred stock to MPT preferred shareholders in connection with the merger.

Q.	WHAT HAPPENS IF THE MERGER IS NOT APPROVED?

A. If the merger is not approved, each Fund will continue as a separate investment company, and the Board of each Fund will separately consider such alternatives as it determines to be in the best interests of shareholders, including re-proposing the merger.

Q.	WHEN IS THE MERGER EXPECTED TO HAPPEN?

A. If shareholders of both Funds approve the merger, the merger is expected to occur on June 25, 2007, but in any case before July 7, 2007.

Q.	MAY DISSENTING SHAREHOLDERS SEEK APPRAISAL RIGHTS IN THE MERGER?

A. MPT preferred shareholders have appraisal rights under Maryland law in the merger. To perfect their appraisal rights, MPT preferred shareholders must strictly comply with the procedures in Sections 3-201 et seq. of the Maryland General Corporation Law. Failure to strictly comply with these procedures will result in the loss of appraisal rights. We have attached a copy of Sections 3-201 et seq. of the Maryland General Corporation Law as Appendix G.

MPT common shareholders, MNP common shareholders and MNP preferred shareholders have no appraisal rights under Maryland law.

Q.	HOW DOES THE BOARD RECOMMEND I VOTE ON THE PROPOSED AMENDMENT TO MNP’S CHARTER?

A. The Board of MNP, including all of the Independent Directors, unanimously recommends that common and preferred shareholders vote FOR the proposed amendment to MNP’s charter.

Q.	I AM AN INVESTOR WHO HOLDS A SMALL NUMBER OF SHARES. WHY SHOULD I VOTE?

A. Your vote makes a difference. If many shareholders just like you fail to vote their proxies, the Funds may not receive enough votes to go forward with the shareholder meeting.

Q.	HOW CAN I VOTE?

A. In addition to voting by mail by returning the enclosed proxy card, you may also vote by either touch-tone telephone or online via the Internet, as follows:

To vote by touch-tone telephone:	To vote by Internet:

(1) Read the Proxy Statement/Prospectus and have your proxy card at hand.	(1) Read the Proxy Statement/Prospectus and have your proxy card at hand.

(2) Call the toll-free number that appears on your proxy card.	(2) Go to the website that appears on your proxy card.

(3) Enter the control number set out on the proxy card and follow the simple instructions.	(3) Enter the control number set out on the proxy card and follow the simple instructions.

Q.	WHO GETS TO VOTE?

A. If you owned common or preferred shares of MNP or MPT at the close of business on March 23, 2007, you are entitled to vote those shares, even if you are no longer a shareholder of either Fund.

Q.	WHOM DO I CALL IF I HAVE QUESTIONS?

A. If you need more information or have any questions on how to cast your vote, please call Computershare Fund Services, the Funds’ proxy solicitor, at 866-525-2502.

Your vote is important. Please vote promptly to avoid the expense of additional solicitation.

WESTERN ASSET MUNICIPAL PARTNERS FUND INC.

(formerly Salomon Brothers Municipal Partners Fund Inc.)

WESTERN ASSET MUNICIPAL PARTNERS FUND II INC.

(formerly Salomon Brothers Municipal Partners Fund II Inc.)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on June 15, 2007

Please take notice that a Special Meeting of Shareholders (the “Meeting”) of each of the above-referenced Funds (the “Funds”), will be held on June 15, 2007 at 399 Park Avenue, 4th Floor, New York, New York 10022 at 2:30 p.m. Eastern time, for the following purposes:

PROPOSAL 1:	To approve the merger of Western Asset Municipal Partners Fund II Inc. (“MPT”) with and into Western Asset Municipal Partners Fund Inc. (“MNP”) in accordance with the Maryland General Corporation Law (the “Merger”) (common and preferred shareholders of both Funds);

PROPOSAL 2:	To approve the issuance of 900 shares of Auction Rate Preferred Stock, Series M, of MNP to holders of Auction Rate Preferred Stock, Series M, of MPT in connection with the Merger (preferred shareholders of MNP); and

PROPOSAL 3:	To approve the amendment of the charter of MNP to allow the Board of Directors to authorize, create or issue, or increase the authorized or issued amount of, preferred stock ranking on a parity with MNP’s Auction Rate Preferred Stock, Series M, without separate approval by the holders of a majority of the shares of MNP’s outstanding preferred stock (common and preferred shareholders of MNP voting together as one class plus preferred shareholders of MNP voting separately).

The appointed proxies will vote in their discretion on any other business as may properly come before the Meeting or any adjournments or postponements thereof.

Holders of record of common and preferred shares of each Fund at the close of business on March 23, 2007 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

YOUR VOTE ON THESE MATTERS IS IMPORTANT. PLEASE VOTE PROMPTLY BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE OR BY FOLLOWING THE ENCLOSED INSTRUCTIONS TO VOTE BY TELEPHONE OR OVER THE INTERNET.

By order of the Board of Directors,

Secretary
Western Asset Municipal Partners Fund Inc.
Western Asset Municipal Partners Fund II Inc.

May [    ], 2007

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration
Corporate Accounts	Valid Signature
(1) ABC Corp.	ABC Corp. (by John Doe, Treasurer)
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp., c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee, u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust., f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

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The information in this Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Proxy Statement/Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED APRIL 30, 2007

PROXY STATEMENT/PROSPECTUS

May [    ], 2007

PROXY STATEMENT/PROSPECTUS FOR:

WESTERN ASSET MUNICIPAL PARTNERS FUND INC.

WESTERN ASSET MUNICIPAL PARTNERS FUND II INC.

125 Broad Street

New York, New York 10004

800-451-2010

PROSPECTUS FOR:

WESTERN ASSET MUNICIPAL PARTNERS FUND INC.

125 Broad Street

New York, New York 10004

800-451-2010

This combined Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”) is being furnished in connection with the solicitation of proxies by the Boards of Directors (each, a “Board,” and collectively, the “Boards”) of Western Asset Municipal Partners Fund Inc. (formerly Salomon Brothers Municipal Partners Fund Inc.) (“MNP”) and Western Asset Municipal Partners Fund II Inc. (formerly Salomon Brothers Municipal Partners Fund II Inc.) (“MPT,” and together with MNP, the “Funds”) for a Joint Special Meeting of Shareholders of each Fund (the “Meeting”). The Meeting will be held on June 15, 2007 at 399 Park Avenue, 4th Floor, New York, New York 10022 at 2:30 p.m. Eastern time. At the Meeting, common and preferred shareholders of each Fund will be asked to consider and act upon the following:

PROPOSAL 1:	To approve the merger of MPT with and into MNP in accordance with the Maryland General Corporation Law (the “Merger”) (common and preferred shareholders of both Funds);

PROPOSAL 2:	To approve the issuance of 900 shares of Auction Rate Preferred Stock, Series M, of MNP to holders of Auction Rate Preferred Stock, Series M, of MPT in connection with the Merger (preferred shareholders of MNP); and

PROPOSAL 3:	To approve the amendment of the charter of MNP to allow the Board of Directors to authorize, create or issue, or increase the authorized or issued amount of, preferred stock ranking on a parity with MNP’s Auction Rate Preferred Stock, Series M, without separate approval by the holders of a majority of the shares of MNP’s outstanding preferred stock (common and preferred shareholders of MNP voting together as one class plus preferred shareholders of MNP voting separately).

If Proposals 1 and 2 are approved, as a result of the Merger, each share of common stock of MPT (the “MPT Common Shares”) would convert into an equivalent dollar amount (to the nearest $0.001) of full shares of common stock of MNP (the “MNP Common Shares”), based on the net asset value of each Fund. MNP will not issue fractional shares of MNP Common Shares to holders of MPT Common Shares. In lieu of issuing fractional shares, MNP will pay cash to each former holder of MPT Common Shares in an amount equal to the value of the fractional MNP Common Shares that investor would otherwise have received in the Merger. Although the MNP Common Shares received in the Merger will have the same total net asset value as the MPT Common Shares held immediately before the Merger (disregarding fractional shares), their stock price on the New York Stock Exchange (“NYSE”) may be greater or less than that of the MPT Common Shares, based on current market prices persisting at the time of the Merger. In addition, each share of MPT’s Auction Rate Preferred Stock, Series M (the “MPT Preferred Shares”), would convert into one full share of Auction Rate Preferred Stock, Series M, of MNP (the “MNP Preferred Shares”). All MNP Common Shares and MNP Preferred Shares currently issued and outstanding will remain issued and outstanding following the Merger.

The Board of each Fund believes that combining the two Funds could benefit the shareholders of both Funds by providing the potential for economies of scale, a lower operating expense ratio and enhanced market liquidity of the Common Shares and Preferred Shares of the combined Fund following the Merger.

In addition, holders of MNP Common Shares and MNP Preferred Shares are being asked to approve an amendment to MNP’s charter that would allow for the issuance of additional MNP Preferred Shares without prior approval of the holders of a majority of the outstanding MNP Preferred Shares. This proposed charter amendment would provide MNP with greater flexibility in the management of its leverage for the benefit of the holders of MNP Common Shares without harming holders of MNP Preferred Shares.

MNP was incorporated in Maryland on November 24, 1992; MPT was incorporated in Maryland on June 21, 1993. Both MNP and MPT are closed-end, diversified management investment companies listed on the NYSE. Each Fund’s primary investment objective is to seek a high level of current income which is exempt from regular federal income taxes, consistent with the preservation of capital. As a secondary investment objective, each Fund intends to enhance portfolio value by purchasing tax-exempt securities, as defined below, that, in the opinion of the Fund’s investment manager or the investment manager’s delegate (the “Investment Manager”), may appreciate in value relative to other similar obligations in the marketplace. The current investment objectives and policies of MNP will continue unchanged if the Merger occurs.

The Merger will be effected pursuant to an Agreement and Plan of Merger, a form of which is attached to this Proxy Statement/Prospectus as Appendix A. The material terms and conditions of the Agreement and Plan of Merger are summarized in this Proxy Statement/Prospectus. See “Proposal 1—Information About the Merger—The Agreement and Plan of Merger.”

This Proxy Statement/Prospectus serves as a prospectus for MNP Common Shares and MNP Preferred Shares under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the issuance of MNP Common Shares and MNP Preferred Shares in the Merger.

Assuming the holders of Common Shares and Preferred Shares of both Funds approve the Merger and all other conditions to the consummation of the Merger are satisfied or waived, the Funds will jointly file articles of merger (the “Articles of Merger”) with the State Department of Assessments and Taxation in Maryland (the “SDAT”). The Merger will become effective when the SDAT accepts for record the Articles of Merger or at such later time, which may not exceed 30 days after the Articles of Merger are accepted for record, as specified in the Articles of Merger. The date when the Articles of Merger are accepted for record, or the later date, is referred to in this Proxy Statement/Prospectus as the “Closing Date.” MPT, as soon as practical after the Closing Date, will terminate its registration under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Merger is being structured as a reorganization for federal income tax purposes. See “Proposal 1—Information About the Proposed Merger—Federal Income Tax Consequences.” Shareholders should consult their tax advisors to determine the actual impact of the Merger on them in light of their individual tax circumstances.

The investment objectives and strategies of MNP are substantially identical to those of MPT. Please see “Proposal 1—Comparison of Investment Objectives, Strategies and Principal Risks of Investing in the Funds” in this Proxy Statement/Prospectus.

You should retain this Proxy Statement/Prospectus for future reference as it sets forth concisely information about MNP and MPT that you should know before voting on the proposed Merger described below.

A Statement of Additional Information (“SAI”) dated May [    ], 2007, which contains additional information about the Merger and the Funds, has been filed with the Securities and Exchange Commission (“SEC”). The SAI, as well as MNP’s Annual Report to Shareholders for the Fiscal Year Ended December 31, 2006, filed with the SEC on March 9, 2007 (accession no. 0001104659-07-017600), MPT’s Annual Report to Shareholders for the Fiscal Year Ended June 30, 2006, filed with the SEC on

ii

September 8, 2006 (accession no. 0001104659-06-060047), and MPT’s Semi-Annual Report to Shareholders for the Semi-Annual Period Ended December 31, 2006, filed with the SEC on March 9, 2007 (accession no. 0001104659-07-017698), which highlight certain important information such as investment performance and expense and financial information, are incorporated by reference into this Proxy Statement/Prospectus. You may receive free of charge a copy of the SAI, or the annual report and semi-annual report for either Fund, by contacting Legg Mason Shareholder Services at 800-822-5544, by writing the Fund at the address listed above or by visiting our website at www.leggmason.com/InvestorServices.

In addition, you can copy and review this Proxy Statement/Prospectus and the complete filing on Form N-14 containing the Proxy Statement/Prospectus and any of the above-referenced documents at the SEC’s Public Reference Room in Washington, DC. You may obtain information about the operation of the Public Reference Room by calling the SEC at 202-551-8090. Reports and other information about each Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may also obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Room, 100 F Street, N.E., Washington, DC 20549.

MNP Common Shares are listed on the NYSE under the symbol “MNP,” and MPT Common Shares are listed on the NYSE under the symbol “MPT.” After the Closing Date, MNP Common Shares will continue to be listed on the NYSE under the symbol “MNP.”

Prior to October 9, 2006, MNP was known as Salomon Brothers Municipal Partners Fund Inc. and MPT was known as Salomon Brothers Municipal Partners Fund II Inc.

The information contained herein concerning MNP and MPT has been provided by, and is included herein in reliance upon, MNP and MPT, respectively.

The Securities and Exchange Commission has not approved or disapproved these securities nor passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

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I

II

PROPOSAL 1—TO APPROVE THE MERGER OF MPT WITH AND INTO MNP IN ACCORDANCE WITH THE MARYLAND GENERAL CORPORATION LAW

(COMMON AND PREFERRED SHAREHOLDERS OF BOTH FUNDS)

SUMMARY

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus and the Agreement and Plan of Merger, a form of which is attached to this Proxy Statement/Prospectus as Appendix A.

Background

In June 2005, Citigroup Inc. (“Citigroup”), the former parent company of Salomon Brothers Asset Management Inc (“SBAM”), the Funds’ former investment manager, announced that it had entered into a definitive agreement with Legg Mason, Inc. (“Legg Mason”), under which Citigroup would sell substantially all of its asset management business, Citigroup Asset Management, which included SBAM, to Legg Mason (the “Transaction”). The Transaction, which is more fully described in the Funds’ Joint Proxy Statement dated September 21, 2005, was consummated on December 1, 2005, on which date SBAM became a wholly-owned subsidiary of Legg Mason.

As a result of the Transaction, the Funds’ previous management agreements with SBAM automatically terminated on December 1, 2005, in accordance with their terms and as required by the 1940 Act. On August 12, 2005, the Board of each Fund, including all of the Directors who are not “interested persons” of the Funds under the 1940 Act (the “Independent Directors”), approved, subject to shareholder approval, a new management agreement between each Fund and SBAM (the “New Management Agreements”) to take effect upon the closing of the Transaction.

Pursuant to a Joint Proxy Statement dated September 21, 2005, the Funds solicited shareholders to approve the New Management Agreements at a special meeting of shareholders originally scheduled for October 21, 2005. At about the same time, Karpus Management, Inc. d/b/a Karpus Investment Management (“KIM”) initiated a proxy contest with respect to each Fund, soliciting shareholders of the Funds not to approve the New Management Agreements pursuant to a joint proxy statement dated September 22, 2005. On February 13, 2006, the Funds announced the settlement of the proxy contests and related litigation in the Supreme Court of the State of New York and the United States District Court for the Southern District of New York pursuant to a settlement agreement dated February 13, 2006, by and among George W. Karpus, KIM, KIM’s directors, officers and affiliates and MNP (the “MNP Settlement Agreement”) and a settlement agreement dated the same date by and among George W. Karpus, KIM, KIM’s directors, officers and affiliates and MPT (the “MPT Settlement Agreement,” and together with the MNP Settlement Agreement, the “Settlement Agreements”).

Pursuant to the terms of the Settlement Agreements, the Board of each Fund agreed, subject to certain conditions and compliance with applicable laws, rules and regulations, to recommend a Merger between MNP and MPT to shareholders of the Funds. Under the Settlement Agreements, the Merger would be on such terms and conditions as the Boards deemed appropriate, including that no material change in circumstances would cause the Board of either Fund to believe that the Merger is no longer in the best interest of shareholders. The Settlement Agreements provided that the Merger, if approved by the Board and the shareholders of each Fund, would be completed on, or as soon as practicable after, July 7, 2007.

In addition, pursuant to the MNP Settlement Agreement, the Board of MNP agreed to conduct a series of tender offers, subject to certain conditions.

The foregoing summary of the settlements reached by George W. Karpus, KIM and the Fund is qualified in its entirety by reference to the full text of both Settlement Agreements. The full text of the MNP Settlement Agreement and a related announcement were filed with the SEC by MNP on a Form 8-K dated February 13, 2006 (accession no. 0001193125-06-029135), and the full text of the MPT Settlement Agreement and a related announcement were filed with the SEC by MPT on a Form 8-K dated February 13, 2006 (accession no. 0001193125-06-029117), both of which Forms 8-K are incorporated herein by reference.

The shareholder meeting originally scheduled for October 21, 2005 was postponed to November 15, 2005 and adjourned thereafter in order to extend the solicitation period. Shareholders of MPT approved a New Management Agreement on November 29, 2005, and the agreement took effect on December 1, 2005. Also on December 1, 2005, because MNP’s previous management agreement automatically terminated on that date in connection with the closing of the Transaction but shareholders of MNP had not approved a New Management Agreement as of that date, an interim management agreement between MNP and SBAM took effect. Shareholders of MNP approved a New Management Agreement with SBAM on February 23, 2006, and the agreement took effect on that date.

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became each Fund’s investment manager and Western Asset Management Company (“Western Asset”) became each Fund’s subadviser under a new sub-advisory agreement between LMPFA and Western Asset. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason.

The portfolio manager who is responsible for the day to-day management of each Fund remained the same immediately prior to and immediately after the date of these changes. LMPFA provides administrative and certain oversight services to each Fund. LMPFA has delegated to the subadviser the day-to-day management of each Fund.

Proposed Merger

At a meeting held on March 2, 2007, the Funds’ Boards, including all of the Independent Directors, unanimously approved the Agreement and Plan of Merger with respect to each Fund. As a result of the Merger:

•

each MPT Common Share will convert into an equivalent dollar amount (to the nearest $0.001) of full MNP Common Shares, based on the net asset value per share of each Fund calculated at 4:00 p.m. on the Business Day preceding the Closing Date;

•

each holder of MPT Common Shares will become a holder of MNP Common Shares and will receive, on the Closing Date, that number of MNP Common Shares having an aggregate net asset value (disregarding fractional shares) equal to the aggregate net asset value of such shareholder’s MPT Common Shares as of the close of business on the Business Day preceding the Closing Date;

•

MNP will not issue any fractional Common Shares to its shareholders. In lieu thereof, MNP will pay cash to each former holder of MPT Common Shares in an amount equal to the value of the fractional MNP Common Shares that investor would otherwise have received in the Merger; and

•	each MPT Preferred Share will convert into one full MNP Preferred Share.

A “Business Day” is any day on which the NYSE is open for trading.

If the Merger is not approved, each Fund will continue as a separate investment company, and the Board of each Fund will separately consider such alternatives as it determines to be in the best interests of shareholders, including re-proposing the Merger.

For the reasons set forth below in “Information About the Proposed Merger—Reasons for the Merger and Board Considerations,” the Boards of both Funds, including all of the Independent Directors, have concluded that the Merger would be in the best interests of both MNP and MPT, and that the interests of the holders of Common Shares and Preferred Shares of MNP and MPT would not be diluted as a result of the Merger. The Boards, therefore, are hereby submitting the Merger to the holders of Common Shares and Preferred Shares of MNP and MPT and recommend that shareholders of each Fund vote “FOR” the Merger.

Because the Merger has been approved unanimously by the Board of each Fund, including all of the Independent Directors of each Fund, under the Funds’ Charters, approval of the Merger requires the affirmative vote of the holders of a majority of the Common Shares and Preferred Shares of each Fund, voting together as a single class. See “Voting Information” below. In addition, approval of the Merger is conditioned on the approval by a majority of the holders of MNP Preferred Shares of Proposal 2. If shareholders of both Funds approve the Merger, and if holders of MNP Preferred Shares approve Proposal 2, the Closing Date of the Merger is expected to be June 25, 2007, but in any case on or before July 7, 2007.

Prior to completion of the Merger, MPT and MNP will each have received an opinion of Simpson Thacher & Bartlett LLP to the effect that the Merger will qualify as a reorganization for federal income tax purposes. Accordingly, for federal income tax purposes, (i) no gain or loss will generally be recognized by MPT or the holders of MPT Common Shares or MPT Preferred Shares as a result of the Merger, (ii) the aggregate tax basis of the MNP Common Shares and MNP Preferred Shares received by the holders of MPT Common Shares and MPT Preferred Shares, respectively, will be the same as the aggregate tax basis of the holders’ MPT Common Shares or MPT Preferred Shares, respectively and (iii) a holder’s holding period for MNP Common Shares (including that of the cash paid by MNP in lieu of fractional MNP Common Shares) and MNP Preferred Shares will generally be determined by including the period for which he or she held MPT Common Shares and MPT Preferred Shares, respectively, converted pursuant to the Merger, provided that such shares were held as capital assets. Holders of MPT Common Shares may, however, recognize gain or loss with respect to cash such holders receive pursuant to the Merger in lieu of fractional shares. For more information about the federal income tax consequences of the Merger, see “Information about the Proposed Merger—Federal Income Tax Consequences” below.

Comparison of Investment Objectives, Principal Investment Strategies and Principal Risks

MNP and MPT have substantially identical investment objectives and policies, invest in the same markets and present the same risks. There are no significant differences between the investment objectives and strategies of MNP and MPT.

Each Fund’s primary investment objective is to seek a high level of current income which is exempt from regular federal income taxes, consistent with the preservation of capital. As a secondary investment objective, each Fund intends to enhance portfolio value by purchasing tax-exempt securities, as defined below, that, in the opinion of the Investment Manager, may appreciate in value relative to other similar obligations in the marketplace. The Funds’ strategies are designed to achieve above-average capital appreciation when the market is rising and below-average capital losses when the market it declining relative to similar funds. In selecting investments to achieve this, the Investment Manager considers, among other things, whether positive factors have occurred that have not been fully taken into account by the rating agencies, whether such obligations are part of an undervalued municipal market sector, whether such obligations are undervalued as a result of call provisions, whether there has been a general decline in a market sector that does not directly affect a particular obligation within that sector or whether there is a temporary excess of supply in a particular market sector that may benefit certain obligations. Any capital gains realized by the Funds will generally result in the distribution of taxable capital gains to shareholders.

Under normal market conditions, each Fund pursues its objectives by investing substantially all of its assets in a diversified portfolio of tax-exempt securities which are rated “investment grade” at the time of purchase by at least one of the rating agencies referred to below, and which the Investment Manager believes does not involve undue risk to income or principal. Investment grade tax-exempt securities are rated BBB or higher by Standard & Poor’s Corporation (“S&P”) or Fitch Investors Service, Inc. (“Fitch”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”). The Funds do not intend to purchase non-rated tax-exempt securities, except that the Funds may invest in unrated, short-term tax-exempt securities determined by the Investment Manager to be of comparable quality.

Each Fund may invest all or a portion of its assets in tax-exempt securities subject to the federal alternative minimum tax and, as a result, a portion of the Fund’s distributions may be taxable to certain shareholders. All or a portion of the Fund’s distributions may be subject to state and local taxation.

Each Fund may implement various temporary “defensive” strategies at times when the Investment Manager determines that conditions in the market for tax-exempt securities make pursuing the Fund’s basic investment strategy inconsistent with the best interests of its shareholders. These strategies may include a substantial increase in the portion of the Fund’s assets invested in high-quality tax-exempt securities, short-term tax-exempt securities and/or taxable obligations.

Each Fund may purchase and sell options on municipal obligations and indices based upon the prices of debt securities, and may engage in interest rate and other hedging transactions such as purchasing and selling financial futures contracts and options thereon. Each Fund may also engage in when-issued and delayed delivery transactions and repurchase agreements and may lend its portfolio securities. These investment practices entail risks and may give rise to taxable income. Accordingly, neither Fund intends to engage in any such practices to a significant extent.

Neither Fund is intended to be a complete investment program, and there is no assurance that either Fund will achieve its objectives.

The preceding summary of the Funds’ investment objectives and certain policies should be considered in conjunction with the discussion below under “Comparison of Investment Objectives, Strategies and Principal Risks of Investing in the Funds—Investment Objectives, Strategies and Principal Risks,” “—Additional Investment Activities” and “—Risk Factors.”

Effect on Expenses

As a result of the Merger, total expenses paid by shareholders of MNP are expected to decline from 1.41% (as of December 31, 2006) to approximately 1.30% in the combined Fund. In addition, as a result of the Merger, total expenses paid by shareholders of MPT are expected to decline from 1.36% (as of December 31, 2006) to approximately 1.30% in the combined Fund.

Fee Table and Expense Example

The tables below (1) compare the estimated fees and expenses of each Fund, as of December 31, 2006, and (2) show the estimated fees and expenses of the combined Fund, on a pro forma basis, as if the Merger occurred on December 31, 2006. The estimates are based on the contracts and agreements in effect as of December 31, 2006 and reflect the operating expense accrual rates on that date, which are based on each Fund’s net assets as of December 31, 2006. Accordingly, the actual fees and expenses of each Fund and the combined Fund as of the Closing Date of the Merger may differ from those reflected in the tables below due to changes in net assets from those at December 31, 2006. No amount of any prior fee waiver or expense reimbursement to MNP or MPT may be recovered by any person.

Changes in net assets may result from market appreciation or depreciation and other factors occurring between that date and the Closing Date of the Merger. As a general matter, changes (positive or negative) in a Fund’s expense ratio resulting from fluctuations in the Fund’s net assets will be borne by the shareholders of that Fund and the combined Fund. For information concerning the net assets of each Fund as of December 31, 2006, please see “Capitalization.”

The estimated expenses of MNP and MPT as of December 31, 2006 and pro forma expenses following the proposed Merger are set forth below. The percentages in the table below are percentages of the Funds’ net assets attributable to Common Shares.

Fee Table

	Contractual Management Fees	Management Fees (as currently in effect)	Other Expenses (excluding expenses related to Preferred Shares)	Expenses Related to Preferred Shares	Total Expenses
MNP	0.55%	0.55%	0.42%	0.44%	1.41%
MPT	0.55%	0.55%	0.36%	0.45%	1.36%
Pro Forma Combined Fund	0.55%	0.55%	0.29%	0.46%	1.30%

Example

The following example helps you compare the costs of investing in the Funds’ Common Shares with the costs of investing in other funds. The example assumes that you invest $1,000 in Common Shares for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends and that the Funds’ operating expenses (before voluntary fee waivers and/or expense reimbursements, if any) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
MNP	$14	$44	$77	$164
MPT	$14	$43	$74	$163
Combined Fund	$13	$41	$71	$156

COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND PRINCIPAL RISKS OF

INVESTING IN THE FUNDS

Investment Objectives, Strategies and Principal Risks

The Funds have substantially identical investment objectives and policies, invest in the same markets and present the same risks.

Each Fund’s primary investment objective is to seek a high level of current income which is exempt from regular federal income taxes, consistent with the preservation of capital. As a secondary investment objective, each Fund intends to enhance portfolio value by purchasing tax-exempt securities, as defined below, that, in the opinion of the Investment Manager, may appreciate in value relative to other similar obligations in the marketplace. The Funds’ strategies are designed to achieve above-average capital appreciation when the market is rising and below-average capital losses when the market it declining relative to similar funds. In evaluating whether an obligation may have above-average appreciation potential (or below-average capital loss potential), the Investment Manager considers, among other things, whether positive factors have occurred that have not been fully taken into account by the rating agencies, whether such obligations are part of an undervalued municipal market sector, whether such obligations are undervalued as a result of call provisions, whether there has been a general decline in a market sector that does not directly affect a particular obligation within that sector or whether there is a temporary excess of supply in a particular market sector that may benefit certain obligations. While capital appreciation is not itself a primary objective of the Funds, the Investment Manager selects portfolio investments with an eye toward enhancing portfolio value relative to the municipal securities market, regardless of which direction the market may move.

Under normal market conditions, each Fund pursues its objectives by investing substantially all of its assets in a diversified portfolio of tax-exempt securities. Each Fund invests primarily in tax-exempt securities that are rated “investment grade” at the time of purchase by at least one rating agency and that the Investment Manager believes do not involve undue risk to income or principal, but each Fund may invest up to 20% of its net assets in securities rated below “investment grade” at the time of purchase. Investment grade tax-exempt securities are rated BBB or higher by S&P or Fitch or Baa or higher by Moody’s in the case of long-term obligations, and have equivalent ratings in the case of short-term obligations. Neither Fund intends to purchase non-rated tax-exempt securities, except that each Fund may invest in unrated, short-term tax-exempt securities determined by the Investment Manager to be of comparable quality to the securities in which the Fund may otherwise invest. Tax-exempt securities rated BBB by S&P or Fitch or Baa by Moody’s are considered medium grade securities and have speculative characteristics. For a description of the four highest ratings of Moody’s and S&P, see Appendix B to this Proxy Statement/Prospectus.

The foregoing policies with respect to credit quality of portfolio investments will apply only at the time of purchase, and neither Fund will be required to sell a security in the event that its rating is downgraded by one of the rating agencies. In determining whether a Fund will retain or dispose of such a security, the Investment Manager will consider all relevant factors including the Investment Manager’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating assigned to such security by other nationally recognized statistical rating organizations. At no time has a significant amount of either Fund’s portfolio been downgraded below the Fund’s ratings guidelines after the time of purchase.

Each Fund may use a variety of derivative instruments as part of its investment strategies or for hedging or risk management purposes. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt instruments, interest rates, currencies or currency exchange rates, commodities and related indexes. Examples of derivative instruments that the Fund may use include options contracts, futures contracts, options on futures contracts, credit default swaps and swap agreements. To the extent a Fund utilizes such strategies or invests in taxable securities, the Fund’s ability to achieve its investment objective of providing current income exempt from regular federal income taxes may be limited. Accordingly, under normal market conditions, neither Fund expects that its use of such practices will be significant.

Each Fund uses leverage from the offering of Preferred Shares in an effort to increase the Funds’ income available for distribution to holders of its Common Shares. See “Description of the Funds’ Capital Stock—Preferred Shares.”

A holder of Common Shares will receive taxable income in the event a Fund makes a capital gains distribution. In addition, neither Fund has established any limit on the percentage of its portfolio that may be invested in tax-exempt securities subject to the alternative minimum tax provisions of federal tax law and, accordingly, a substantial portion of the income produced by the Fund may be includable in the calculation of alternative minimum taxable income. The suitability of either Fund for investors who may be (or may become as a result of investment in one of the Funds) subject to the federal alternative minimum tax will depend upon a comparison of the yield likely to be provided from the Fund with the yield from comparable tax-exempt investments not subject to the federal alternative minimum tax and with the yield from comparable fully taxable investments, in light of each such investor’s tax position. See “Taxation.” There is no assurance that either Fund will achieve its investment objectives. Each Fund is designated primarily as a long-term investment and not as a trading vehicle.

Tax-Exempt Securities

“Tax-exempt securities” are obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel or other counsel to the issuer of such securities, is at the time of issuance not includable in gross income for federal income tax purposes. Under normal market conditions, it is anticipated that substantially all of each Fund’s total assets will be invested in tax-exempt securities. As a matter of fundamental policy which cannot be changed without shareholder approval, under normal market conditions at least 80% of each Fund’s net assets will be invested in tax-exempt securities.

Tax-exempt securities include long-term obligations, often called bonds, as well as short-term notes, participation certificates, municipal leases, zero coupon municipal obligations, custodial receipts and tax-exempt commercial paper. Neither Fund will invest in “inverse floating obligations” or “residual interest bonds,” which represent interests in tax-exempt securities and which pay interest rates that vary inversely to changes in the interest rates of specified short-term tax-exempt securities or an index of short-term tax-exempt securities.

The Investment Manager is free to take full advantage of the entire range of maturities offered by tax-exempt securities and may adjust the average maturity of a Fund’s portfolio from time to time, depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates. Long-term tax-exempt securities generally provide a higher yield than short-term tax-exempt securities of comparable quality, and therefore the Funds generally expect to be invested primarily in long-term tax-exempt securities. Either Fund may, however, be primarily invested in short-term tax-exempt securities for temporary defensive purposes.

The two principal classifications of tax-exempt bonds are “general obligation” bonds and “revenue” or “specific obligation” bonds, which include “industrial revenue bonds” and “private activity bonds.” General obligation bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of interest and the repayment of principal, and, accordingly, the capacity of the issue of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source such as from the users of the facility being financed; accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source. Although the ratings of S&P, Fitch or Moody’s of tax-exempt securities are relative and subjective, and are not absolute standards of quality, such ratings reflect the assessment of S&P, Fitch or Moody’s, as the case may be, at the time of issuance of the rating, of the economic viability of the issuer or the special revenue source with respect to the timely payment of interest and the repayment of principal in accordance with the terms of the obligation, but do not reflect an assessment of the market value of the obligation. The rating agencies undertake no obligation to update their ratings of securities. See Appendix B.

Also included within the general category of tax-exempt securities are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called “lease obligations”) of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the “non-appropriation” risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional securities. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In addition, the tax treatment of such obligations in the event of non-appropriation is unclear. As a matter of operating policy, the Fund will limit its investment in lease obligations to 10% of the Fund’s total assets.

Participation certificates are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract or a conditional sales contract. Neither Fund will, as a matter of operating policy, invest in illiquid securities and, accordingly, neither Fund has a current intention to invest in illiquid lease obligations or illiquid participation certificates.

Zero coupon municipal obligations are debt obligations which to not entitle the holder to any period payments prior to maturity and are issued and traded at a discount from their face amounts. The discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon municipal obligations may be created by investment banks under proprietary programs in which they strip the interest component from the principal component and sell both separately. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do securities having similar maturities and credit quality that do pay periodic interest. As a matter of operating policy, MPT limits its investment in zero coupon municipal obligations to 5% of MPT’s total assets. MNP has no such limit.

Each Fund may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal obligations. The underwriter of these certificates or receipts typically purchases municipal obligations and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon municipal obligations described above. Although under the terms of a custodial receipt, a Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

Tax-exempt securities may have fixed or variable interest rates. Each Fund may purchase floating and variable rate demand notes, which are securities normally having a stated maturity in excess of one year, but which permit the holder to tender the notes for purchase at the principal amount thereof. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank’s prime rate, and is adjusted periodically based on changes in such lending rate. The interest rate on a variable rate demand note is adjusted at specified intervals. While generally there is no formal secondary market for these notes, they may be tendered for redemption at face value, and thus may be determined to be liquid.

Securities Rated Below Investment Grade

Each Fund may invest up to 20% of its total assets in tax-exempt securities rated below investment grade. Securities are considered to be rated below investment grade if they are rated by a recognized rating organization below its top four long-term rating categories or if they are unrated but determined by the Investment Manager to be of equivalent quality. The issuers of lower quality securities may be highly leveraged and have difficulty servicing their debt, especially during prolonged economic recessions or periods of rising interest rates. The prices of lower quality securities are volatile and may go down due to market perceptions of deteriorating issuer creditworthiness or economic conditions. Lower quality securities may become illiquid and hard to value in down markets. Securities rated below investment grade are considered speculative and, compared to investment grade securities, tend to have more volatile prices and, increased price sensitivity to changing interest rates and to adverse economic and business developments, greater risk of loss due to default or declining credit quality, greater likelihood that adverse economic or issuer specific events will make the issuer unable to make interest and/or principal payments, and greater susceptibility to negative market sentiments leading to depressed prices and decrease in liquidity.

Selection of Investments

The Investment Manager will buy and sell securities for both Funds’ portfolios with a view to seeking a high level of current income exempt from regular federal income taxes and will select securities constituting a portfolio which the Investment Manager believes does not involve undue risk to income or principal considered in relation to the particular investment policies of the Funds. As a result, neither Fund will necessarily invest in the highest yielding tax-exempt securities permitted by its investment policies if the Investment Manager determines that market risks or credit risks associated with such investments would subject the Fund’s portfolio to excessive risk. The potential for realization of capital gains resulting from possible changes in interest rates will be a secondary consideration.

Neither Fund will invest more than 25% of its total assets in any one industry. However, this restriction does not apply to tax-exempt securities, other than those tax-exempt securities backed only by assets and revenues from non-governmental users, nor does this restriction apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. In addition, it is nonetheless possible that a Fund may invest more than 25% of its total assets in a broader segment of the tax-exempt municipal securities market, such as revenue obligations of hospitals and other health care facilities, housing agency revenue obligations or airport revenue obligations. This would be the case only if the Investment Manager determines that the yields available from obligations in a particular segment of the market justified the additional risks associates with a large investment in such segment. Although such obligations could be supported by the credit of governmental users or by the credit of non-governmental users engaged in a number of industries, economic, business, political and other developments generally affecting the revenues of such users (for example, proposed legislation or pending court decisions affecting the financing of such projects and market factors affecting the demand for their services or products) may have a general adverse effect on all municipal securities in such a market segment. Each Fund reserves the right to invest more than 25% of its total assets in industrial development bonds or private activity bonds or in securities of issuers located in the same state, although it has no present intention to invest more than 25% of its total assets in issuers located in the same state and current rating agency requirements applicable to each Fund’s Preferred Shares prohibit such investment. If a Fund were to invest more than 25% of its total assets in issuers located in the same state, it would be more susceptible to adverse economic, business or regulatory conditions in that state.

Neither Fund will invest more than 5% of its total assets in the tax-exempt securities of any single issuer, except that up to 25% of a Fund’s total assets may be invested without regard to this limitation. As a result, up to 25% of a Fund’s total assets could be invested in tax-exempt securities of a single issuer, with the result that the Fund’s portfolio could be subject to greater risks than that of a fund investing in a more broadly diversified portfolio.

Defensive Strategies

At times the Investment Manager may judge that conditions in the markets for tax-exempt securities make pursuing a Fund’s basic investment strategy inconsistent with the best interests of its shareholders. At such times the Investment Manager may, temporarily, use alternative strategies, primarily designed to reduce fluctuations in the value of the Fund’s assets. In implementing these “defensive” strategies, the Fund may invest substantially all of its assets in high-quality, tax-exempt obligations and/or short-term tax-exempt obligations. If these high-quality, tax-exempt obligations or short-term tax-exempt obligations are not available or, in the Investment Manager’s judgment, do not afford sufficient protection against adverse market conditions, the Fund may invest in taxable obligations. Such taxable obligations may include: obligations of the U.S. Government, its agencies or instrumentalities; other debt securities rated within the four highest categories by S&P, Moody’s or Fitch; commercial paper rated in the highest categories by any such rating agency; certificates of deposit and bankers’ acceptances; repurchase agreements with respect to any of the foregoing investments; or any other fixed-income securities that the Investment Manager considered consistent with this strategy. To the extent that the use of certain of these strategies produces taxable income, this taxable income will be distributed to holders of Common Shares and Preferred Shares based on each class’s proportionate share of such income as determined according to the percentage of total dividends paid by the Fund during a particular year that are paid to such class. Such strategies may, under certain circumstances, require the Fund to pay additional dividends on the Preferred Shares, thus reducing the amount of income available for distributions on its Common Shares. It is impossible to predict when, or for how long, the Fund will use these alternative strategies. See “—Special Leverage Considerations” in this section and “Dividends and Distribution—Dividend Reinvestment Plan” and “Taxation.”

Additional Investment Activities

Loans of Portfolio Securities

Although each Fund may lend portfolio securities, neither Fund currently engages in this practice. By lending portfolio securities, a Fund attempts to increase its income through the receipt of interest on the loan. In the event of the bankruptcy of the other party to a securities loan, the Fund could experience delays in recovering the securities it lent. To the extent that, in the meantime, the value of the securities the Fund loaned has increased, the Fund could experience a loss. Income generated from loans of portfolio securities will be taxable. See “Taxation.”

Each Fund may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with requirements of the 1940 Act, which currently require that (i) the borrower pledge and maintain with the Fund collateral consisting of cash, a letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U.S. Government having a value at all times not less than 100% of the value of the securities loaned; (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the value of the loan is “marked to market” on a daily basis), (iii) the loan be made subject to termination by the Fund at any time and (iv) the Fund receive reasonable interest on the loan (which may include the Fund’s investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. The Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of the Fund’s total assets (including such loans). Loan arrangements made by a Fund will comply with all other applicable regulatory requirements, including the rules of the NYSE, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the creditworthiness of the borrower, will be monitored by the Investment Manager, and will be considered in making decisions with respect to lending securities, subject to review by the Board.

Each Fund may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Board. In addition, voting rights may pass with the loaned securities, but if a material event were to occur affecting such a loan, the loan must be called and the securities voted by the Fund.

Repurchase Agreements

Each Fund may enter into repurchase agreements as temporary investments. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price. Income generated from transactions in repurchase agreements will be taxable. See “Taxation.” A Fund will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of the Investment Manager based on guidelines established by the Board, present minimal credit risks. The Investment Manager will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always exceeds the repurchase price. In the event of default by the seller under the repurchase agreement, a Fund may incur costs and experience time delays in connection with the disposition of the underlying securities, and if the value of the underlying securities has decreased, the Fund could experience a loss.

When-Issued and Delayed Delivery Securities

Each Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a when-issued or delayed delivery basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. A Fund will make commitments to purchase securities on a when-issued or delayed delivery basis only with the intention of actually acquiring the securities but may sell them before the settlement date if it is deemed advisable. Purchasing a security on a when-issued or delayed delivery basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. Each Fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the Fund’s commitments to purchase securities on a when-issued or delayed delivery basis. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Derivatives

Each Fund may use a variety of derivative instruments as part of its investment strategies or for hedging or risk management purposes. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt instruments, interest rates, currencies or currency exchange rates, commodities and related indexes. Examples of derivative instruments that the Fund may use include options contracts, futures contracts, options on futures contracts, credit default swaps and swap agreements (collectively, “Hedging Transactions”). The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investment directly in securities and other more traditional investments. The Fund’s ability to pursue certain of these strategies may be limited by applicable regulations of the Commodity Futures Trading Commission (“CFTC”) and the federal income tax requirements applicable to regulated investment companies.

As part of its strategies, each Fund may purchase and sell futures contracts, purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts, enter into the interest rate and currency transactions discussed below and enter into other similar transactions which may be developed in the future to the extent the Investment Manager determines that they are consistent with the Fund’s investment objectives and policies and applicable regulatory requirements (collectively, “derivative transactions”). Each Fund may use any or all of these techniques at any time, and the use of any particular derivative transaction will depend on market conditions. The derivative transactions that the Funds may use are described below.

Derivative transactions present certain risks. In particular, the variable degree of correlation between price movements of instruments a Fund has purchased or sold and price movements in the position being hedged creates the possibility that losses on the hedge may be greater than gains in the value of the Fund’s position. In addition, certain derivative instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, a Fund may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these instruments should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they may tend to limit any potential gain which might result from an increase in the value of such position.

Successful use of derivative transactions by a Fund is subject to the ability of the Investment Manager to predict correctly movements in the direction of interest rates and other factors affecting markets for securities. These skills are different from those needed to select portfolio securities. If the Investment Manager’s expectations are not met, a Fund would be in a worse position than if a derivative transaction had not been pursued. For example, if a Fund hedged against the possibility of an increase in interest rates which would adversely affect the price of securities in its portfolio and the price of such securities increased instead, the Fund would lose part or all of the benefit of the increased value of its securities because it would have offsetting losses in its futures positions. Losses due to derivative transactions will reduce net asset value. See “—Risk Factors—Derivatives Risk” in this section.

Risk Factors

Because the Funds have substantially identical investment objectives and investment strategies, the principal risks of investing in the Funds are substantially the same. There is no assurance that either Fund will meet its investment objectives. You may lose money on your investment in either Fund. The value of each Fund’s shares may go up or down, sometimes rapidly and unpredictably. Market conditions, financial conditions of issuers represented in each Fund’s portfolio, investment strategies, portfolio management, and other factors affect the volatility of each Fund’s shares. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. The following summarizes the principal risks of investing in a Fund.

Fixed-Income and Interest Rate Risks

Each Fund expects that under normal market circumstances at least 80% of its assets will consist of investment grade tax-exempt securities, the market value of which generally varies inversely with changes in prevailing interest rates. Accordingly, the market values of each Fund’s assets and, therefore, the Fund’s net asset value will fluctuate with changes in prevailing interest rates as well as other factors. During periods of falling interest rates, the values of long-term fixed-income securities generally increase. Conversely, during periods of rising interest rates, the values of such securities generally decline. Each Fund’s investments in tax-exempt securities with longer terms to maturity are subject to greater volatility than the Fund’s investments in shorter term securities. These fluctuations are likely to be greater in the case of a fund having a leveraged capital structure.

Although obligations rated Baa by Moody’s, BBB by S&P or BBB by Fitch are considered to be investment grade, they may be subject to greater risks than higher rated investment grade securities. Obligations rated Baa by Moody’s, for example, are considered medium grade obligations that lack outstanding investment characteristics and have speculative characteristics as well; obligations rated BBB by S&P are regarded as having an adequate capacity to pay principal and interest; and obligations rated BBB by Fitch are deemed to be subject to an increased likelihood that their rating will fall below investment grade than higher rated bonds. In general, such obligations may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade obligations. Changes by recognized rating services in the ratings of tax-exempt securities will also affect the value of a Fund’s investments, as will economic and other factors that affect the ability of an issuer to make payments of interest and principal on its outstanding debt.

Tax-Exempt Securities Risks

The Investment Manager believes that, in general, the secondary market for tax-exempt securities is less liquid than that for taxable fixed-income securities. Consequently, the ability of a Fund to buy and sell tax-exempt securities may, at any particular time and with respect to any particular securities, be limited. The amount of information about the financial condition of an issuer of tax-exempt securities may not be as extensive as information about corporations whose securities are publicly traded. Obligations of issuers of tax-exempt securities may be subject to the provisions of bankruptcy, insolvency and the United States Bankruptcy Code and applicable state laws, which could limit the ability of the Fund to recover payments of principal or interest on such securities.

Certain tax-exempt securities which may be held by a Fund may permit the issuer at its option to “call,” or redeem, its securities. If an issuer were to redeem tax-exempt securities held by a Fund during a time of declining interest rates, the Fund may realize a capital loss on its investment if the security was purchased at a premium and may not be able to reinvest the proceeds in tax-exempt securities providing as high a level of investment return as the securities redeemed. For additional considerations relating to the Funds’ investments in tax-exempt securities, including investing in municipal leases, see “Comparison of Investment Objectives, Strategies and Principal Risks of Investing in the Funds—Investment Objectives, Strategies and Principal Risks—Tax-Exempt Securities.”

Tax Risks

All or a portion of a Fund’s dividends may be subject to alternative minimum tax or to state or local taxation. Certain provisions of the Internal Revenue Code of 1986, as amended (the “Code”), relating to the issuance of municipal obligations, impose restrictions on the volume of municipal obligations qualifying for federal tax-exemption. One effect of these provisions could be to increase the cost of the tax-exempt securities available for purchase by a Fund and thus reduce available yield. Legislative proposals that may further restrict or eliminate the federal income tax-exemption for interest on municipal obligations may be introduced in the future. See “Taxation.”

Below Investment Grade Securities Risk

Securities rated below investment grade, commonly referred to as “junk bonds,” are considered speculative and, compared to investment grade securities, tend to have more volatile prices and increased price sensitivity to changing interest rates and to adverse economic and business developments, a greater risk of loss due to default or declining credit quality, a greater likelihood that adverse economic or issuer specific events will make the issuer unable to make interest and/or principal payments, a greater susceptibility to negative market sentiments leading to depressed prices and decreased liquidity.

The market values of medium and lower-rated securities tend to be more sensitive to issuer-specific developments and changes in economic conditions than higher-rated securities. The issuers of these securities often are highly leveraged, and their ability to service their debt obligations during an economic downturn or periods of rising interest rates may be impaired. In addition, these issuers may not have access to more traditional methods of financing, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by these issuers is significantly greater than with higher rated securities because medium and lower rated securities generally are unsecured and subordinated to senior debt.

Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities held by a Fund, thereby reducing the value of your investment in Fund shares. In addition, default may cause a Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

Derivatives Risk

Each Fund may utilize a variety of derivative instruments for investment or risk management purposes, such as options, futures contracts, swap agreements and credit default swaps. Derivatives are subject to a number of risks described elsewhere in this Proxy Statement/Prospectus, such as liquidity risk, interest rate risk, credit risk, leverage risk and management risk. They also involve the risk of mispricing or improper valuation, and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. If a Fund invests in a derivative instrument, it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a

Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The use of derivatives also may increase the amount of taxes payable by shareholders. In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Anti-Takeover Provisions

Each Fund’s Charter contains certain anti-takeover provisions that may have the effect of inhibiting the Fund’s possible conversion to open-end status and limiting the ability of other persons to acquire control of the Fund. In certain circumstances, these provisions might also inhibit the ability of holders of Common Shares to sell their Common Shares at a premium over prevailing market prices. The Board has determined that these provisions are in the best interests of shareholders generally.

Closed-End Fund Risk

Each Fund is a closed-end investment company. Shares of closed-end investment companies frequently trade at a discount from net asset value, but may trade at a premium. This characteristic is a risk separate and distinct from the risk that a Fund’s net asset value will decrease as a result of its investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of the Merger. Neither Fund can predict whether its shares will trade at, above or below net asset value. Each Fund is intended primarily for long-term investors and should not be considered as a vehicle for trading purposes.

Special Leverage Considerations

Each Fund is leveraged with Preferred Shares. Utilization of leverage through the issuance of Preferred Shares is a speculative investment technique and involves certain risks to the holders of Common Shares. These include the possibility of higher volatility of the net asset value of the Common Shares, potentially more volatility in the market value of the Common Shares and fluctuations in the dividend rate on the Preferred Shares that may affect the yield to holders of Common Shares. So long as a Fund is able to realize a higher net return on its investment portfolio than the then current dividend rate of any Preferred Shares together with other related expenses, the effect of leverage will be to cause holders of Common Shares to realize a higher current net investment income than if the Fund were not so leveraged. On the other hand, to the extent that the then current dividend rate on any Preferred Shares approaches the net return on a Fund’s investment portfolio, the benefit of leverage to holders of Common Shares will be reduced, and if the then current dividend rate on any Preferred Shares were to exceed the net return on the Fund’s investment portfolio, the Fund’s leveraged capital structure would result in a lower rate of return to holders of Common Shares than if the Fund were not so leveraged. Similarly, since any decline in the net asset value of a Fund’s investments will be borne entirely by holders of that Fund’s Common Shares, the effect of leverage in a declining market would be a greater decrease in net asset value applicable to the Common Shares than if the Fund were not leveraged. Any such decrease would likely be reflected in a decline in the market price of the Common Shares. If a Fund’s current investment income were not sufficient to meet dividend requirements on any Preferred Shares, it could be necessary for the Fund to liquidate certain of its investments, thereby reducing the net asset value attributable to its Common Shares. Such liquidations might also cause a Fund to realize gains on securities held for less than three months. Because not more than 30% of a Fund’s gross income may be derived from the sale or disposition of stocks and securities held for less than three months to maintain the Fund’s status as a regulated investment company under the Code, such gains would limit the ability of the Fund to sell other securities held for less than three months that the Fund might wish to sell in the ordinary course of its portfolio management and thus might adversely affect the Fund’s yield. Moreover, while dividends on Preferred Shares, which are cumulative, are unpaid, no dividends would be permitted to be paid on Common Shares until a Fund resumed its payments of dividends on the Preferred Shares as required.

As discussed under “Description of the Funds’ Capital Stock—The Auction,” the dividend rate applicable to each Fund’s Preferred Shares is determined in a weekly Auction. The dividend rates determined for the Funds’ Preferred Shares in the eight most recent Auctions are presented in the table below.

Auction Date	MNP Preferred Shares Dividend Rate	MPT Preferred Shares Dividend Rate
03/05/07	3.55%	3.55%
03/12/07	3.58%	3.55%
03/19/07	3.45%	3.58%
03/26/07	4.25%	4.25%
04/02/07	3.65%	3.65%
04/09/07	3.40%	3.66%
04/16/07	3.78%	3.75%
04/23/07	3.80%	3.80%

Under the requirements of Section 18 of the 1940 Act, the value of each Fund’s total assets, less all liabilities and indebtedness of the Fund for borrowed money, must be equal, immediately after any such issuance of Preferred Shares, to at least 200% of the aggregate liquidation value of any outstanding Preferred Shares. Such percentage must also be met at any time a Fund pays a dividend or makes any other distribution on Common Shares (other than a distribution in Common Shares) or any time the Fund repurchases Common Shares, in each case after giving effect to such dividend, distribution or repurchase. The liquidation value of Preferred Shares of each Fund equals the aggregate original purchase price plus any accrued and unpaid dividends thereon. See “Description of the Funds’ Capital Stock—Preferred Shares—General.”

As of January 31, 2007, the aggregate liquidation value of the outstanding MNP Preferred Shares was $40,000,000, and the value of MNP’s total assets, less liabilities and indebtedness for borrowed money, was $112,270,714, or 281% of the liquidation value of the outstanding MNP Preferred Shares. Also as of January 31, 2007, the aggregate liquidation value of the outstanding MPT Preferred Shares was $45,000,000, and the value of MPT’s total assets, less liabilities and indebtedness for borrowed money, was $131,460,316, or 292% of the aggregate liquidation value of the outstanding MPT Preferred Shares. Accordingly, based on the composition of the Funds’ portfolios as of January 31, 2007, and assuming the approval of the Merger and the issuance of 900 additional MNP Preferred Shares in connection with the Merger, the pro forma aggregate liquidation value of the Preferred Shares of the combined Fund may be estimated as $85,000,000, and the pro forma value of the combined Fund’s assets, less liabilities and indebtedness for borrowed money, may be estimated as $243,731,030, or 287% of the aggregate liquidation value of the combined Fund’s Preferred Shares. Accordingly, based on the composition of the Funds’ portfolios as of January 31, 2007, the value of each Fund’s total assets before the Merger, less liabilities and indebtedness for borrowed money, and the pro forma value of the combined Fund’s total assets after the Merger, less liabilities and indebtedness for borrowed money, are well above 200% of the aggregate liquidation value of the outstanding Preferred Shares of each individual Fund and the estimated pro forma aggregate liquidation value of the Preferred Shares of the combined Fund after the Merger. See “Description of the Funds’ Capital Stock—Preferred Shares—Asset Maintenance.”

Each Fund has applied for a “Aaa” rating from Moody’s and/or a AAA rating from S&P on its Preferred Shares; however, no minimum rating is required for either Fund’s Preferred Shares. Each Fund believes that obtaining one or both of such ratings for its Preferred Shares will enhance the marketability of the Preferred Shares and thereby reduce the dividend rate on the Preferred Shares from that which the Fund would be required to pay if the Preferred Shares were not so rated. The rating agencies for the Preferred Shares may require asset coverage maintenance ratios in addition to those imposed by the 1940 Act. The ability of a Fund to comply with such asset coverage maintenance ratios may be subject to circumstances beyond the control of the Fund such as market conditions for its portfolio securities. The terms of each Fund’s Preferred Shares provide for mandatory redemption of the Preferred Shares in the event the Fund fails to meet such asset coverage maintenance ratios. In such circumstances, a Fund may have to liquidate portfolio securities in order to meet redemption requirements. This would have the effect of reducing the net asset value to holders of the Fund’s Common Shares and could reduce a Fund’s net income in the future.

Under the 1940 Act, the holders of Preferred Shares, voting as a class, must have the right to elect at least two directors at all times, and, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, to elect a majority of the directors if at any time dividends on such class of securities shall be unpaid in an amount equal to two full years’ dividends on such securities, and to continue to be so represented until all dividends in arrears shall have been paid or otherwise provided for. In addition, the vote of a majority of the Preferred Shares, voting as a class, is required to approve any plan of reorganization adversely affecting the Preferred Shares, or any action requiring a vote of security holders pursuant to Section 13(a) of the 1940 Act, including, among other things, changes in a Fund’s subclassification as a closed-end investment company or changes in its fundamental investment policies. In addition, the terms of the Funds’ Preferred Shares also provide for the vote of a majority of the Preferred Shares, voting separately as a class, regarding certain transactions involving a merger or sale of assets or conversion of the Fund to open-end status or other matters. See “Description of the Funds’ Capital Stock—Preferred Shares—Voting Rights.”

The issuance of any additional Preferred Shares by a Fund will entail certain initial costs and expenses such as underwriting discounts, fees associated with the registration of the Preferred Shares with the SEC, filings under state securities laws, rating agency fees, legal and accounting fees, printing costs and certain other ongoing expenses such as administrative and accounting fees. These costs and expenses will be borne by the Fund and will reduce net assets available to holders of the Fund’s Common Shares.

The timing of any future offering of additional Preferred Shares and the terms of any additional series of Preferred Shares, if any, will be determined by the relevant Fund’s Board in consultation with the Investment Manager based upon prevailing market conditions and a determination that the issuance of additional Preferred Shares stock is likely to beneficial to the holders of that Fund’s Common Shares. There can be no assurance that either Fund will issue any additional Preferred Shares.

Neither Fund expects to realize significant capital gains. For tax purposes, however, net realized capital gains and other taxable income, if any, will be allocated between holders of Common Shares and holders of Preferred Shares in proportion to total dividends paid to each class of shareholder for the year in which such capital gains or other taxable income is realized. To the extent capital gains and other taxable income are allocated to holders of Preferred Shares for tax purposes, a Fund will likely have to pay higher dividends to holders of Preferred Shares to compensate them for the increased tax liability to them resulting from such allocation. However, the negative impact on holders of Common Shares of such increased dividends to holders of Preferred Shares would be offset in whole or in part by the allocation to holders of Common Shares of a greater share of a Fund’s tax-exempt income, likely resulting in a lower tax liability for holders of Common Shares than if all of the Fund’s net capital gains or other taxable income had been allocated to holders of Common Shares. To the extent any such increase in dividend payments to holders of Preferred Shares is not entirely offset by a reduction in the tax liability of holders of Common Shares, the potential advantage of the Fund’s leveraged structure to holders of Common Shares will be reduced.

Investment Restrictions

The following restrictions, along with each Fund’s investment objectives and its policy to invest at least 80% of the Fund’s net assets in tax-exempt securities under normal market conditions, are each Fund’s only fundamental policies—that is, policies that cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. As used in this Proxy Statement/Prospectus, a “majority of a Fund’s outstanding voting securities” means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. See “Description of the Funds’ Capital Stock—Preferred Shares—Voting Rights” for additional information with respect to the voting rights of holders of each Fund’s Preferred Shares. With respect to each Fund, the other policies and investment restrictions referred to in this Proxy Statement/Prospectus are not fundamental polices of the Fund and may be changed by the Fund’s Board without shareholder approval. If a percentage restriction set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation. Under its fundamental restrictions, neither Fund may:

(1) with respect to 75% of its total assets, invest more than 5% of the value of its total assets (taken at market value at time of purchase) in the outstanding securities of any one issuer other than securities issued or guaranteed by the U.S. Government or any agency or instrumentality thereof;

(2) invest 25% or more of the value of its total assets in any one industry provided that such limitation shall not be applicable to tax-exempt securities other than those tax-exempt securities backed only by assets and revenues from non-governmental users, nor shall it apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

(3) issue senior securities, as defined in the 1940 Act, other than preferred stock, except to the extent such issuance might be involved with respect to borrowings described under subparagraph (10) below or with respect to Hedging Transactions;

(4) make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities consistent with the Fund’s investment objectives and policies, the acquisition of securities subject to repurchase agreements or temporary investments in accordance with the Fund’s investment objectives and policies;

(5) underwrite the securities of other issuers, except to the extent that (a) in connection with the disposition of portfolio securities or the sale of its own securities the Fund may be deemed to be an underwriter and (b) the purchase of tax-exempt securities in accordance with its investment objectives and policies may be deemed to be an underwriting;

(6) invest for the purpose or exercising control over any issuer;

(7) purchase or sell real estate or interests therein other than tax-exempt securities secured by real estate or interests therein;

(8) purchase or sell commodities, commodity futures contracts or commodity options except for Hedging Transactions;

(9) make short sales of securities or purchase any securities on margin (except for such short-term credits as are necessary for the clearance of transactions);

(10) borrow money, except that the Fund may borrow money from banks for temporary or emergency purposes or for tender offers or repurchases of its shares or for payment of dividends, subject to the limits of the 1940 Act;

(11) pledge, mortgage or hypothecate its assets, except that it may pledge securities to secure borrowings permitted by subparagraph (10) above or in connection with hedging transactions; and

(12) invest in securities of other investment companies in an amount exceeding the limitations set forth in the 1940 Act and the rules thereunder, except as part of a merger, consolidation or other acquisition.

For the purpose of applying the limitation set forth in subparagraph (1) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenue of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond issuer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or a letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank, except that, as permitted by the 1940 Act, a guarantee of a security by a particular guarantor shall not be deemed to be a security issued by the guarantor if the value of all securities issued or guaranteed by that guarantor and owned by a particular Fund does not exceed 10% of the value of the total assets of that Fund. When a security is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such security will be determined in accordance with the principles set forth above.

With respect to the fundamental policy relating to issuing senior securities set forth in (3) above, “senior securities” are defined as Fund obligations that have a priority over a Fund’s Common Shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act prohibits each Fund from issuing senior securities except that each Fund may borrow money in amounts of up to one-third of the Fund’s total assets for any purpose or issue one or more classes of stock senior to its Common Shares in amounts of up to one-half of the Fund’s total assets. A Fund also may borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities.

With respect to the fundamental policy relating to borrowing money set forth in (10) above, the 1940 Act permits each Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires each Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings, including reverse repurchase agreements and other investments and trading practices that may be considered to be borrowing to the extent they are not fully collateralized. Asset coverage means the ratio that the value of a Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, dollar rolls and certain derivatives, may be considered to be borrowing and thus subject to limits imposed by the 1940 Act and related interpretations, as in effect from time to time.

With respect to the fundamental policy relating to investing in securities of other investment companies set forth in (12) above, under Section 12(d)(1) of the 1940 Act, neither Fund may purchase more than 3% of the stock of another investment company, or purchase stock of other investment companies equal to more than 5% of the Fund’s net assets in the case of any one other investment company or 10% of the Fund’s net assets in the case of all other investment companies in the aggregate. These limits do not apply to investment company securities received or acquired by a Fund pursuant to a merger or plan of reorganization.

In addition to the foregoing restrictions, neither Fund will, as a matter of operating policy, invest in securities that are illiquid. This policy is not fundamental and may be changed by the Board without shareholder approval.

Each Fund has obtained ratings of its Preferred Shares from Moody’s or S&P. In order to obtain and maintain the required ratings, a Fund may be required to comply with investment quality, diversification and other guidelines established by Moody’s and/or S&P, as the case may be. Such guidelines are more restrictive than the restrictions set forth above. Neither Fund anticipates that such guidelines would have a material adverse effect on the holders of Common Shares or its ability to achieve its investment objectives.

Rating Agency Guidelines

Each Fund intends that, so long as Preferred Shares are outstanding, the composition of its portfolio will reflect guidelines established by at least one of Moody’s or S&P connection with the Fund’s receipt of a rating for the Preferred Shares on their Date of Original Issue of “aaa” from Moody’s or AAA from S&P. Moody’s and S&P, nationally recognized statistical rating organizations, issue ratings for various securities reflecting their perceived creditworthiness of such securities. The guidelines described below have been developed by Moody’s and S&P in connection with issuances of asset-backed and similar securities, including debt obligations and variable rate preferred stocks, generally on a case-by-case basis through discussions with the issuers of these securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred stock will be sufficiently varied and will be of sufficient quality and amount to justify investment-grade ratings. The guidelines do not have the force of law but have been adopted by the Funds in order to satisfy current requirements necessary for Moody’s or S&P, or both, to issue, the above-described ratings for Preferred Shares, which ratings are generally relied upon by investors in purchasing such securities. The guidelines provide a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the Applicable requirements under the 1940 Act. See “Description of the Funds’ Capital Stock—Preferred Shares—Asset Maintenance.” A rating agency’s guidelines will apply to the Preferred Shares only so long as such rating agency is rating the Preferred Shares. See the Glossary attached as Appendix D to this Proxy Statement/Prospectus for the definitions of certain terms used in the following discussion.

Each Fund intends to maintain a Discounted Value for its portfolio at least equal to the Preferred Shares Basic Maintenance Amount and, in addition, so long as S&P is rating the Preferred Shares, each Fund intends to maintain a Minimum Liquidity Level. Moody’s and S&P have each established separate guidelines for determining Discounted Value. To the extent any particular portfolio holding does not satisfy the applicable rating agency’s guidelines, all or a portion of such holding’s value will not be included in the calculation of Discounted Value (as defined by such rating agency). Moody’s and S&P guidelines do not impose any limitations on the percentage of Fund assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of either Fund’s portfolio. The amount of such assets included in the portfolio at any time may vary depending upon the rating, diversification and other characteristics of the Eligible Assets included in the portfolio, although it is not anticipated that in the normal course of business the value of such assets would exceed 20% of either Fund’s total assets.

In managing each Fund’s portfolio, the Investment Manager will not alter the composition of the Fund’s portfolio if, in the reasonable belief of the Investment Manager, the effect of any such alteration would be to cause the Fund to have Eligible Assets with an aggregate Discounted Value, as of the immediately preceding Valuation Date, less than the Preferred Shares Basic Maintenance Amount as of such Valuation Date; provided, however, that in the event that, as of the immediately preceding Valuation Date, the aggregate Discounted Value of the Fund’s Eligible Assets exceeded the Preferred Shares Basic Maintenance Amount by 25% or less, the Investment Manager will not alter the composition of the Fund’s portfolio in a manner reasonably expected to reduce the aggregate Discounted Value of the Fund’s Eligible Assets unless the Fund shall have confirmed that, after giving effect to such alteration, the aggregate Discounted Value of the Fund’s Eligible Assets would exceed the Preferred Shares Basic Maintenance Amount.

Upon any failure to maintain the required Discounted Value, each Fund will seek to alter the composition of its portfolio to retain a Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount on or prior to the Preferred

Shares Basic Maintenance Cure Date, thereby incurring additional transaction costs and possible losses and/or gains on dispositions of portfolio securities. To the extent any such failure is not cured in a timely manner, Preferred Shares will be subject to redemption if either Moody’s or S&P is rating the Preferred Shares. See “Description of the Funds’ Capital Stock—Preferred Shares—Asset Maintenance” and “Description of the Funds’ Capital Stock—Preferred Shares—Redemption.” The Preferred Shares Basic Maintenance Amount includes the sum of (i) the aggregate liquidation value of Preferred Shares then outstanding and (ii) certain accrued and projected payment obligations of a Fund. See “Description of the Funds’ Capital Stock—Preferred Shares—Asset Maintenance.”

Each Fund may, but is not required to, adopt any modifications to these guidelines that may hereafter be established by Moody’s or S&P. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the Preferred Shares may, at any time, change or withdraw any such rating. As set forth in the Articles Supplementary describing each Fund’s Preferred Shares, the Board may, without shareholder approval, modify certain definitions or restrictions which have been adopted by the Fund pursuant to the rating agency guidelines, provided the Board has obtained written confirmation from Moody’s or S&P, or both, that any such change would not impair the ratings then assigned by Moody’s or S&P, or both, to the Preferred Shares.

So long as either S&P or Moody’s is rating the Preferred Shares, neither Fund may, among other things, (1) borrow money, except that the Fund may, without obtaining the written confirmation described below, borrow money for the purpose of clearing securities transactions if the Preferred Shares Basic Maintenance Amount would continue to be satisfied after giving effect to such borrowing, (2) engage in any short sales of securities or (3) lend any securities, unless it has received written confirmation from S&P or Moody’s, as appropriate, that any such action would not impair the ratings then assigned by such rating agency to the Preferred Shares. While neither Fund intends to borrow, and while each Fund is generally restricted from borrowing in excess of 5% of its total assets so long as its Preferred Shares are outstanding and is otherwise restricted from borrowing pursuant to Rating Agency Guidelines, under certain circumstances and notwithstanding adverse interest rate or market conditions, each Fund is permitted to borrow under the Fund’s investment restrictions for temporary or emergency purposes (e.g., to make required distributions or pay dividends) or to tender for or repurchase shares when the Fund’s Board, in its judgment, deems such borrowing to be in the best interest of the holders of Common Shares. Should a Fund borrow, the Fund would be required to pay when due the interest obligation on any debt incurred by the Fund before it would be able to pay dividends on the Preferred Shares, and it is likely that the Fund would be required to pay the principal amount of any such debt prior to meeting the liquidation preference of the Preferred Shares. Because the interest expense on borrowings by a Fund will reduce the Fund’s net investment earnings available to pay dividends on the Preferred Shares, borrowing may impair the Fund’s ability to pay such dividends on Preferred Shares. This risk is heightened in the event a Fund incurs variable rate debt, the interest rate on which may increase with increases in prevailing market rates.

With respect to each Fund, for so long as any of the Preferred Shares are outstanding and Moody’s is then rating the Preferred Shares, the Fund will not, unless it has received written confirmation from Moody’s that any such action would not impair the rating then assigned by Moody’s to the Preferred Shares, engage in transactions in options on securities, futures contracts or options on futures contracts except that in connection with Moody’s Hedging Transactions, the Fund may:

(A) buy call or put option contracts on securities;

(B) write covered call options on securities;

(C) write put options on securities;

(D) enter into futures contracts based on the Municipal Index provided that the Fund shall not engage in any such transaction which would cause the Fund at the time of such transaction to own or have sold (1) outstanding futures contracts based on the Municipal Index exceeding in number 10% of the rolling average number of daily traded futures contracts based on the Municipal Index in the 30 calendar days prior to the time of effecting such transaction as reported by The Wall Street Journal or (2) outstanding futures contracts based on the Municipal Index and options on such futures contracts having an aggregate fair market value (taking into account the fair market value of futures contracts based on Treasury Bonds) exceeding the fair market value of Moody’s Eligible Assets owned by the Fund;

(E) enter into futures contracts on Treasury Bonds provided that the Fund shall not engage in any such transaction which would cause the Fund at the time of such transaction to own or have sold (1) outstanding futures contracts based on Treasury Bonds and options on such futures contracts having an aggregate fair market value (taking into account the fair market value of futures contracts based on the Municipal Index) exceeding 40% of the aggregate fair market value of Moody’s Eligible Assets owned by the Fund and rated Aa by Moody’s (or, if not rated by Moody’s but rated by S&P, rated AAA by S&P) or (2) outstanding futures contracts based on Treasury Bonds and options on such futures contracts having an aggregate fair market value (taking into account the fair market value of futures contracts based on the Municipal Index) exceeding 80% of the aggregate fair market value of Moody’s Eligible Assets owned by the Fund and rated Baa or A by Moody’s (or, if not rated by Moody’s but rated by S&P, rated A or AA by S&P);

for purposes of the foregoing clauses (D) and (E), each Fund shall be deemed to own the number of futures contracts that underlie any outstanding option written by the Fund; and

(F) buy call or put options on futures contracts on the Municipal Index or Treasury Bonds, may write put options on such futures contracts (provided, that if the contract would require delivery of a security, that security must be held by the Fund) and may write call options on such futures if it owns the futures contract subject to the option.

With respect to each Fund, for so long as its Preferred Shares are rated by Moody’s, the Fund will engage in Closing Transactions to close out any outstanding futures contract based on the Municipal Index if the open interest with respect to such futures contracts based on the Municipal Index as reported by The Wall Street Journal is less than 5,000. For so long as a Fund’s Preferred Shares are rated by Moody’s, the Fund will engage in a Closing Transaction to close out any outstanding futures contract by no later than the fifth Business Day of the month in which such contract expires and will engage in a Closing Transaction to close out; any outstanding option on a futures contract by no later than the first Business Day of the month in which such option expires. For so long as a Fund’s Preferred Shares are rated by Moody’s, the Fund will engage in transactions with respect to futures contracts or options thereon having only the next settlement date or the settlement date immediately thereafter.

With respect to each Fund, for purposes of valuation of Moody’s Eligible Assets, (A) if the Fund writes a call option, the underlying asset will be valued as follows: (1) if the option is exchange-traded and maybe offset readily or if the option expires within the Moody’s Exposure Period, at the lower of the Discounted Value of the underlying security and the exercise price of the option or (2) otherwise, it has no value; (B) if the Fund writes a put option, the underlying asset will be valued as follows the lesser of (1) exercise price and (2) the Discounted Value of the underlying security; (C) if the Fund is a seller under a futures contract with respect to an individual security, the underlying security will be valued at the lower of (1) settlement price and (2) the Discounted Value of the underlying security; if a contract matures within Moody’s Exposure Period, the security may be valued at the settlement price; (D) if the Fund is the buyer under a futures contract with respect to an individual security, the underlying security will be valued at the lower of (1) the settlement price and (2) the Discounted Value of the underlying security; if the contract matures within Moody’s Exposure Period, the security may be valued at its Discounted Value and (E) call or put option contracts which the Fund buys have no value.

With respect to each Fund, for so long as its Preferred Shares are rated by Moody’s, (A) the Fund will not engage in options and futures transactions for leveraging or speculative purposes; (B) the Fund will not write or sell any anticipatory contracts pursuant to which the Fund hedges the anticipated purchase of an asset prior to completion of such purchase; (C) the Fund will not enter into an option or futures transaction unless, after giving effect thereto, the Fund would continue to have Moody’s Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount; (D) for purposes of the Preferred Shares Basic Maintenance Amount (1) assets in margin accounts are not Moody’s Eligible Assets, (2) 10% of the settlement price of assets sold under a futures contract, the settlement price of assets purchased under a futures contract and the settlement price of an underlying futures contract if the Fund writes put options on futures contracts will constitute liabilities of the Fund and (3) if the Fund writes call options on futures contracts and does not own the underlying futures contract, 105% of the market value of the underlying futures contract will constitute a liability of the Fund; (E) the Fund shall enter only into exchange-traded futures contracts and shall write only exchange-traded options on exchanges approved by Moody’s; (F) where delivery may be made to the Fund with any of a class of securities, the Fund shall assume for purposes of the Preferred Shares Basic Maintenance Amount that it takes delivery of that security which yields it the least value; (G) the Fund will not engage in forward contracts; (H) the Fund will enter into futures contracts based on a particular security as a seller only if it owns the underlying security; and (I) the Fund’s independent accountants shall confirm, on a quarterly basis, that the Fund is in compliance with these standards.

With respect to each Fund, for so long as any of its Preferred Shares are outstanding and S&P is rating the Preferred Shares, the Fund will not, unless the Fund has received written confirmation from S&P that any such action would not impair the rating then assigned by S&P to the Preferred Shares, purchase or sell futures contracts or options thereon or write uncovered put or uncovered call options on portfolio securities except that (A) the Fund may engage in any S&P Hedging Transactions based on the Municipal Index, provided that the Fund shall not engage in an S&P Hedging Transaction based on the Municipal Index (other than Closing Transactions) which would cause the Fund at the time of such transaction to own or have sold the least of (1) more than 1,000 outstanding futures contracts based on the Municipal Index, (2) outstanding futures contracts based on the Municipal Index and on the Treasury Bonds exceeding in number 25% of the quotient of the fair market value of the Fund’s total assets divided by 100,000 or (3) outstanding futures contracts based on the Municipal Index exceeding in number 10% of the average number of daily traded futures contracts based on the Municipal Index in the month prior to the time of effecting such transaction as reported by The Wall Street Journal and (B) the Fund may engage in S&P Hedging Transactions based on Treasury Bonds, provided that the Fund shall not engage in any S&P Hedging Transaction based on Treasury bonds (other than Closing Transactions) which would cause the Fund at the time of such transaction to own or have sold the lesser of (1) outstanding futures contracts based on Treasury Bonds and on the Municipal Index exceeding in number 25% of the quotient of the fair market value of the Fund’s total assets divided by 100,000 or (2) outstanding futures contracts based on Treasury Bonds exceeding in number 10% of the average number of daily traded futures contracts based on Treasury Bonds in the month prior to the time of effecting such transaction as reported by The Wall Street Journal.

With respect to each Fund, for so long as the Preferred Shares are rated by S&P, the Fund will engage in Closing Transactions to close out any outstanding futures contracts which the Fund owns or has sold or any outstanding option thereon owned by the Fund in the event (A) the Fund does not have S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount on two consecutive Valuation Dates and (B) the Fund is required to pay Variation Margin on the second such Valuation Dates. With respect to each Fund, for so long as its Preferred Shares are rated by S&P, the Fund will engage in a Closing Transaction to close out any outstanding futures contract or option thereon in the month prior to the delivery month under the terms of such futures contract or option thereon unless the Fund holds securities deliverable under such terms. For purposes of determining S&P Eligible Assets to determine compliance with the Preferred Shares Basic Maintenance Amount, no amounts on deposit with a Fund’s custodian or broker representing Initial Margin or Variation Margin shall constitute S&P Eligible Assets. With respect to each Fund, for so long as its Preferred Shares are rated by S&P, when the Fund writes a futures contract or option thereon, it will maintain an amount of cash, cash equivalents or short-term, money market securities in a segregated account with the Fund’s custodian, so that the amount so segregated plus the amount of Initial Margin and Variation Margin held in the account of the Fund’s broker equals the fair market value of the futures contract, except that in the event the Fund writes a futures contract or option thereon which requires delivery of an underlying security, the Fund shall hold such underlying security.

As described by Moody’s and S&P, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings on the Preferred Shares are not recommendations to purchase, hold or sell Preferred Shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines described above and below also do not address the likelihood that an owner of Preferred Shares will be able to sell Preferred Shares in an Auction. The ratings are based on current information furnished to Moody’s and S&P by the Funds and the Investment Manager, and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.

Neither Fund foresees becoming insolvent and has no intention to file an application for relief under federal bankruptcy laws or similar state laws for so long as the Fund is solvent.

Moody’s “aaa” Rating Guidelines. The Discounted Value of each Fund’s portfolio for purposes of Moody’s “aaa” ratings guidelines is calculated each Friday which is a Business Day or the preceding Business Day if a particular Friday is not a Business Day provided, however, that the Discounted Value of the Fund’s portfolio shall be calculated each Business Day if so required by the rating agency or rating agencies then rating the Preferred Shares in connection with the Fund engaging in certain futures and options transactions as described above (a “Valuation Date”). For purposes of calculating the Discounted Value of a Fund’s portfolio under current Moody’s guidelines, Tax-Exempt Securities eligible for consideration under such guidelines (“Moody’s Eligible Assets”) must be discounted by certain discount factors set forth in the table below (“Moody’s Discount Factors”). The Discounted Value of a Tax-Exempt Security under Moody’s guidelines is, as of any Valuation Date, (1) with respect to a Moody’s Eligible Asset that is not currently callable as of such Valuation Date at the option of the issuer thereof, the quotient of the market value thereof divided by the applicable Moody’s Discount Factor, or (ii) with respect to a Moody’s Eligible Asset that is currently callable as of such Valuation Date at the option of the issuer thereof, the quotient of (a) the lesser of the market value or call price thereof, including any call premium divided by (b) the applicable Moody’s Discount Factor. Moody’s Discount Factor used to discount a particular Tax-Exempt Security will be determined by reference to the “Moody’s Exposure Period” (currently, the period commencing on a given Valuation Date and ending 52 days thereafter) and Moody’s rating on such Tax-Exempt Security. Moody’s Discount Factors for a range of exposure periods are set forth below:

	Moody’s Discount Factors Rating Category
Exposure Period	Aaa(1)	Aa(1)	A(1)	Baa(1)	Other(2)	(V)MIG-1(3)	SP-1+(3)
7 weeks or less	151%	159%	168%	202%	229%	136%	148%
8 weeks or less but greater than 7 weeks	154	164	173	205	235	137	149
9 weeks or less but greater than 8 weeks	158	169	179	209	242	138	150

(1)	Moody’s Rating.
(2)	Tax-Exempt Securities not rated by Moody’s but rated BBB-, BBB or BBB+ by S&P.
(3)

Tax-Exempt Securities rated MIG-1 or VMIG-1 or, if not rated by Moody’s, rated SP-1+ by S&P, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.

Since Moody’s Exposure Period currently applicable to each Fund is 52 days, Moody’s Discount Factors currently applicable to Moody’s Eligible Assets will be determined by reference to the factors set forth opposite the Exposure Period line entitled “8 weeks or less but greater than 7 weeks.” Notwithstanding the foregoing, (i) the Moody’s Discount Factor for short-term Tax-Exempt Securities will be 115%, so long as such Tax-Exempt Securities are rated at least MIG-1, VMIG-1 or P-1 by Moody’s and mature or have a demand feature at par exercisable in 30 days or less or 125% if such Tax-Exempt Securities are not rated by Moody’s but are rated A-1+/AA, SP-1+/AA by S&P and mature or have a demand feature at par exercisable in 30 days or less and (ii) no Moody’s Discount Factor will be applied to cash or “Receivables for Tax-Exempt Securities Sold.” “Receivables for Tax-Exempt Securities Sold,” for purposes of calculating Moody’s Eligible Assets as of any Valuation Date, means no more than the aggregate of the following: (i) the book value of receivables for Tax-Exempt Securities sold as of or prior to such Valuation Date if such receivables are due within five Business Days of such Valuation Date, and if the trades which generated such receivables are (x) settled through clearing house firms with respect to which the Fund has received prior written authorization from Moody’s or (y) with counterparties having a Moody’s long-term debt rating of at least Baa3; and (ii) Moody’s Discounted Value of Tax-Exempt Securities sold as of or prior to such Valuation Date which generated receivables, if such receivables are due within five Business Days of such Valuation Date but do not comply with either of conditions (x) or (y) of the preceding clause (i).

Moody’s guidelines impose certain minimum issue size and geographical diversification and impose other requirements for purposes of determining which Municipal Obligations will qualify as Moody’s Eligible Assets, as set forth in the table below:

Rating	Minimum Issue Size $ (Millions)	Maximum Underlying Obligor (%)	Maximum State or Territory Concentration (%)
Aaa	10	100	100
Aa	10	20	60
A	10	10	40
Baa	10	6	20
Other(1)	10	4	12

(1)	Tax-Exempt Securities not rated by Moody’s but rated BBB by S&P.

The percentages set forth in the preceding table are based upon Moody’s Eligible Assets calculated excluding cash. Current Moody’s guidelines also require that Tax-Exempt Securities constituting Moody’s Eligible Assets pay interest in cash, be publicly rated Baa or higher by Moody’s or, if not rated by Moody’s but rated by S&P, that they be rated at least BBB by S&P, and that they not have suspended ratings. For purposes of determining Moody’s Discount Factors applicable to such S&P-rated Tax-Exempt Securities, any such Tax-Exempt Security (excluding short-term Tax-Exempt Securities) will be deemed to have a Moody’s rating which is one full rating category lower than its S&P rating. For purposes of applying the foregoing requirements, Tax-Exempt Securities rated MIG-1, VMIG-1 or P-1, or, if not rated by Moody’s, rated A-1+/AA Or SP-1+/AA by S&P, will be considered to have a long-term rating of A.

S&P AAA Rating Guidelines. The Discounted Value of each Fund’s portfolio for purposes of S&P AAA ratings guidelines is calculated each Valuation Date. For purposes of calculating the Discounted Value of a Fund’s portfolio, the fair market value of Tax-Exempt Securities eligible for consideration under current S&P guidelines (“S&P Eligible Assets”) must be discounted by the applicable S&P discount factors set forth in the table below (“S&P Discount Factors”). The Discounted Value of an S&P Eligible Asset under S&P guidelines is the fair market value thereof divided by the S&P Discount Factor. The S&P Discount Factor used to discount a particular S&P Eligible Asset will be determined by reference to (i) the S&P rating on such Tax-Exempt Security and (ii) the “S&P Exposure Period” (currently, 10 Business Days). S&P Discount Factors for a range of exposure periods are set forth below.

	S&P Discount Factors Rating Category
Exposure Period	AAA	AA	A	BBB
40 Business Days	190%	195%	210%	250%
22 Business Days	170	175	190	230
10 Business Days	155	160	175	215
7 Business Days	150	155	170	210
3 Business Days	130	135	150	190

Since the S&P Exposure Period currently applicable to the Funds is 10 Business Days, the S&P Discount Factors currently applicable to S&P Eligible Assets will be determined by reference to the factors set forth opposite the Exposure Period line entitled “10 Business Days.” Notwithstanding the foregoing, (i) the S&P Discount Factor for short-term Tax-Exempt Securities will be 115%, so long as such Tax-Exempt Securities are rated A-1+ or SP-1+ by S&P and mature or have a demand feature exercisable within 30 days or less, or 125% if such Tax-Exempt Securities are not rated by S&P but are rated VMIG-1, P-1 or MIG-I by Moody’s; provided, however, that such Moody’s rated short-term Tax-Exempt Securities which have demand features exercisable within 30 days or less must be backed by a letter of credit, liquidity facility or guarantee from a bank or other financial institution, such bank or institution with a short-term rating of at least A-1+ from S&P; and further provided that such Moody’s rated short-term Tax-Exempt Securities may comprise no more than 50% of short-term Tax-Exempt Securities that qualify as S&P Eligible Assets and (ii) no S&P Discount Factor will be applied to cash or Receivables for Tax-Exempt-Securities Sold. For purposes of the foregoing, Anticipation Notes rated SP-1+ or, if not rated by S&P, rated MIG 1 or VMIG-1 by Moody’s, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating, will be considered to be short-term Tax-Exempt Securities. “Receivables for Tax-Exempt Securities Sold,” for purposes of calculating S&P Eligible Assets as of any Valuation Date, means the book value of receivables for Tax-Exempt Securities sold as of or prior to such Valuation Date if such receivables are due within five business days of such Valuation Date.

The S&P guidelines require certain minimum issue size and geographical diversification and impose other requirements for purposes of determining S&P Eligible Assets. In order to be considered S&P Eligible Assets, Tax-Exempt Securities must:

(a) Be interest bearing and pay interest at least semiannually;

(b) Be payable in U.S. dollars;

(c) Be publicly rated BBB or higher by S&P or, if not rated by S&P but rated by Moody’s, be rated at least A by Moody’s; provided that such Moody’s-rated Tax-Exempt Securities will be included in S&P Eligible Assets only to the extent the fair market value of such Tax-Exempt Securities does not exceed 50% of the aggregate fair market value of the S&P Eligible Assets. For purposes of determining the S&P Discount Factors applicable to such Moody’s-rated Tax-Exempt Securities, any such Tax-Exempt Securities will be deemed to have an S&P rating which is one full rating category lower than its Moody’s rating;

(d) Not be private placements; and

(e) Be part of an issue with an original size of at least $20 million or, if of an issue with an original issue size below $20 million but in no event lower than $10 million, be issued by an issuer with a total of at least $50 million of securities outstanding.

Notwithstanding the foregoing:

(1) Tax-Exempt Securities of any one issuer or guarantor (excluding bond insurers) will be considered S&P Eligible Assets only to the extent the fair market value of such Tax-Exempt Securities does not exceed 10% of the aggregate fair market value of the S&P Eligible Assets, provided that 2% is added to the applicable Discount Factor for every 1% by which the fair market value of such Tax-Exempt Securities exceeds 5% of the aggregate fair market value of the S&P Eligible Assets.

(2) Tax-Exempt Securities guaranteed or insured by any one bond issuer will be considered S&P Eligible Assets only to the extent the fair market value of such municipal securities does not exceed 25% of the aggregate fair market value of the S&P Eligible Assets.

Long-term Tax-Exempt Securities issued by issuers in any one state or territory will be considered S&P Eligible Assets only to the extent the fair market value of such Tax-Exempt Securities does not exceed 20% of the aggregate fair market value of the S&P Eligible Assets.

INFORMATION ABOUT THE PROPOSED MERGER

The Agreement and Plan of Merger

The following is a summary of the material terms and conditions of the Agreement and Plan of Merger. This summary is qualified in its entirety by reference to the form of Agreement and Plan of Merger attached as Appendix A to this Proxy Statement/Prospectus. Under the Agreement and Plan of Merger, MPT will merge with and into MNP on the Closing Date. As a result of the Merger and on the Closing Date:

•	MPT will no longer exist, and

•	MNP will be the surviving corporation.

MPT will then:

•	deregister as an investment company under the 1940 Act,

•	cease its separate existence under Maryland law,

•	remove its Common Shares from listing on the NYSE, and

•	withdraw from registration under the Securities Exchange Act of 1934, as amended.

Each outstanding MPT Common Share will be converted into an equivalent dollar amount (to the nearest one tenth of one cent) of full MNP Common Shares, based on the net asset value per share of each of the parties at 4:00 p.m. Eastern Time on the Business Day prior to the Closing Date. No fractional MNP Common Shares will be issued to the holders of MPT Common Shares. In lieu thereof, MNP will pay cash to each former holder of MPT Common Shares in an amount equal to the value of the fractional MNP Common Shares that investor would otherwise have received in the Merger. In addition, each outstanding MPT Preferred Share will be converted into one full MNP Preferred Share.

No sales charge or fee of any kind will be charged to holders of MPT Common Shares or MPT Preferred Shares in connection with their receipt of MNP Common Shares or MNP Preferred Shares, respectively, in the Merger.

From and after the Closing Date, MNP will possess all of the properties, assets, rights, privileges and powers and shall be subject to all of the restrictions, liabilities, obligations, disabilities and duties of MPT, all as provided under Maryland law.

Under Maryland law, shareholders of a corporation whose shares are traded publicly on a national securities exchange, such as the Funds’ Common Shares, are not entitled to demand the fair value of their shares upon a merger; therefore, the holders of the Funds’ Common Shares will be bound by the terms of the Merger, if approved. However, any holder of either Fund’s Common Shares may sell his or her Common Shares on the NYSE at any time prior to the Merger.

The Agreement and Plan of Merger may be terminated and the Merger abandoned, whether before or after approval by the Funds’ shareholders, at any time prior to the Closing Date by resolution of either Fund’s Board, if circumstances should develop that, in the opinion of that Board, make proceeding with the Merger inadvisable with respect to MNP or MPT, respectively.

Prior to the Merger, MPT shall have declared and paid a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders substantially all of its net investment income that has accrued through the Closing Date, if any, and substantially all of its net capital gain realized through the Closing Date, if any.

In addition, immediately prior to the Closing Date, each of MPT and MNP, to the extent applicable, will pay all accumulated but unpaid dividends to holders of its Preferred Shares, which together with all previous dividends, are intended to have the effect of distributing to holders of its Preferred Shares all dividends that have accrued through the Closing Date, if any.

The Agreement and Plan of Merger provides that either Fund may waive compliance with any of the terms or conditions made therein for the benefit of that Fund, other than the requirements that: (a) the Agreement and Plan of Merger be approved by shareholders of the Fund; and (b) the Fund receive the opinion of Simpson Thacher & Bartlett LLP that the transactions contemplated by the Agreement and Plan of Merger will constitute a reorganization for federal income tax purposes, if, in the judgment of the Fund’s Board, after consultation with Fund counsel, such waiver will not have a material adverse effect on the benefits intended to be provided by the Merger to the shareholders of the Fund.

Under the Agreement and Plan of Merger, each Fund, out of its assets and property, will indemnify and hold harmless the other Fund and the members of the Board and Officers of the other Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the other Fund and those board members and Officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Fund or the members of the Board or Officers of the Fund prior to the Closing Date, provided that such indemnification by the Fund is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

The Board of each Fund, including the Independent Directors, has determined, with respect to its Fund, that the interests of the holders of that Fund’s Common Shares and Preferred Shares will not be diluted as a result of the Merger and that participation in the Merger is in the best interests of that Fund. All expenses incurred in connection with the Merger will be borne by MNP and MPT in proportion to their respective total assets in the event the Merger is consummated. Such expenses shall include, but not be limited to, all costs related to the preparation and distribution of this Proxy Statement/Prospectus, proxy solicitation expenses, SEC registration fees and NYSE listing fees.

With respect to each Fund, approval of the Agreement and Plan of Merger will require the affirmative vote of a majority of the outstanding Common Shares and Preferred Shares of the Fund, voting together as a single class. See “Voting Information” below.

Reasons for the Merger and Board Considerations

Background

In June 2005, Citigroup, the former parent company of SBAM, the Funds’ former investment manager, announced that it had entered into a definitive agreement with Legg Mason, under which Citigroup would sell substantially all of its asset management business, Citigroup Asset Management, which included SBAM, to Legg Mason (the “Transaction”). The Transaction, which is more fully described in the Funds’ Joint Proxy Statement dated September 21, 2005, was consummated on December 1, 2005, on which date SBAM became a wholly-owned subsidiary of Legg Mason.

As a result of the Transaction, the Funds’ previous management agreements with SBAM automatically terminated on December 1, 2005, in accordance with their terms and as required by the 1940 Act. On August 12, 2005, the Board of each Fund, including all of the Independent Directors, approved, subject to shareholder approval, a new management agreement between each Fund and SBAM (the “New Management Agreements”) to take effect upon the closing of the Transaction.

Pursuant to a Joint Proxy Statement dated September 21, 2005, the Funds solicited shareholders to approve the New Management Agreements at a special meeting of shareholders originally scheduled for October 21, 2005. At about the same time, KIM initiated a proxy contest with respect to each Fund, soliciting shareholders of the Funds not to approve the New Management Agreements pursuant to a joint proxy statement dated September 22, 2005. On February 13, 2006, the Funds announced the settlement of the proxy contests and related litigation in the Supreme Court of the State of New York and the United States District Court for the Southern District of New York pursuant to a settlement agreement dated February 13, 2006, by and among George W. Karpus, KIM, KIM’s directors, officers and affiliates and MNP (the “MNP Settlement Agreement”) and a settlement agreement dated the same date by and among George W. Karpus, KIM, KIM’s directors, officers and affiliates and MPT (the “MPT Settlement Agreement,” and together with the MNP Settlement Agreement, the “Settlement Agreements”).

Pursuant to the terms of the Settlement Agreements, the Board of each Fund agreed, subject to certain conditions and compliance with applicable laws, rules and regulations, to recommend a Merger between MNP and MPT to shareholders of the Funds. Under the Settlement Agreements, the Merger would be on such terms and conditions as the Boards deemed appropriate, including that no material change in circumstances would cause the Board of either Fund to believe that the Merger is no longer in the best interest of shareholders. The Settlement Agreements provided that the Merger, if approved by the Board and the shareholders of each Fund, would be completed on, or as soon as practicable after, July 7, 2007.

In addition, pursuant to the MNP Settlement Agreement, the Board of MNP agreed to conduct a series of tender offers, subject to certain conditions. See “Description of the Funds’ Capital Stock—Common Shares—Tender Offers.”

The foregoing summary of the settlements reached by George W. Karpus, KIM and the Fund is qualified in its entirety by reference to the full text of both Settlement Agreements. The full text of the MNP Settlement Agreement and a related announcement were filed with the SEC by MNP on a Form 8-K dated February 13, 2006 (accession no. 0001193125-06-029135), and the full text of the MPT Settlement Agreement and a related announcement were filed with the SEC by MPT on a Form 8-K dated February 13, 2006 (accession no. 0001193125-06-029117), both of which Forms 8-K are incorporated herein by reference.

Board Considerations

The proposed Merger was presented to the Board of each Fund for consideration at simultaneous meetings held on March 2, 2007, and was approved by both Boards at that meeting. In considering the proposal, the Boards did not identify any single factor or piece of information as all-important or controlling. Following extensive discussions, based on its evaluation of all material factors to both Funds participating in the proposed Merger, including those described below, the Board of each Fund, including all of the Independent Directors, determined, with respect to its Fund, that: (1) the Merger would be in the best interests of that Fund; and (2) the Merger would not result in the dilution of the interests of the Fund or its shareholders.

In recommending the Merger, each Fund’s Board, with the advice of counsel to each Fund’s Independent Directors, considered a number of factors, including the following:

•	the benefits to the Funds and their shareholders that are expected to be derived from the Merger;

•	the fact that the Funds have substantially identical investment objectives, strategies, policies and risks;

•	the expense ratios of the Funds and information as to specific fees and expenses of the Funds;

•	the Merger will not dilute the interests of current holders of the Funds’ Common Shares or Preferred Shares;

•

the federal tax consequences of the Merger to MPT and the holders of MPT Common Shares and MPT Preferred Shares, including that the Merger has been structured to qualify as a reorganization for federal income tax purposes;

•	the fact that the obligation of MNP to conduct tender offers under certain circumstances will continue with the combined Fund after the Merger;

•

the benefits that may be derived by Legg Mason and its affiliates as a result of the Merger as well as from various relationships with the Funds, including the increased profitability of Legg Mason and its affiliates as a result of the expected decline in operational expenses for administrative, compliance and portfolio management services as a result of the Funds combining into one;

•	the potential for greater economies of scale and lower expenses resulting from a larger asset base over which to spread fixed costs; and

•	enhanced liquidity in the market for MNP Common Shares following the Merger.

Federal Income Tax Consequences

The following is a summary of the material federal income tax consequences of the Merger applicable to a holder of MPT Common Shares and/or MPT Preferred Shares that receives MNP Common Shares and/or MNP Preferred Shares in the Merger, respectively. This discussion is based upon the Code, Treasury regulations, judicial authorities, published positions of the Internal Revenue Service (the “IRS”) and other applicable authorities, all as currently in effect and all of which are subject to change or differing interpretations (possibly with retroactive effect). This discussion is limited to U.S. holders (as defined below) that hold their MPT Common Shares and/or MPT Preferred Shares as capital assets for federal income tax purposes (generally, assets held for investment). This discussion does not address all of the tax consequences that may be relevant to a particular MPT shareholder or to MPT shareholders that are subject to special treatment under federal income tax laws, such as:

•	shareholders that are not U.S. holders;

•	financial institutions;

•	insurance companies;

•	tax-exempt organizations;

•	dealers in securities or currencies;

•	persons whose functional currency is not the U.S. dollar;

•	traders in securities that elect to use a mark to market method of accounting;

•	persons that hold MPT Common Shares and/or MPT Preferred Shares as part of a straddle, hedge, constructive sale or conversion transaction; and

•	U.S. holders who acquired their shares of MPT Common Shares and/or MPT Preferred Shares through the exercise of an employee stock option or otherwise as compensation.

If a partnership or other entity taxed as a partnership holds MPT Common Shares and/or MPT Preferred Shares, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Partnerships and partners in such a partnership should consult their tax advisors about the tax consequences of the Merger to them.

This discussion does not address the tax consequences of the Merger under state, local or foreign tax laws. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences set forth below.

Holders of MPT Common Shares and/or MPT Preferred Shares are urged to consult with their own tax advisors as to the tax consequences of the Merger in their particular circumstances, including the applicability and effect of the alternative minimum tax and any state, local or foreign and other tax laws and of changes in those laws.

For purposes of this section, the term “U.S. holder” means a beneficial owner of MPT Common Shares and/or MPT Preferred Shares that for federal income tax purposes is:

•	a citizen or resident of the United States;

•	a corporation, or other entity treated as a corporation for federal income tax purposes, created or organized in or under the laws of the United States or any State or the District of Columbia;

•	an estate that is subject to federal income tax on its income regardless of its source; or

•

a trust, the substantial decisions of which are controlled by one or more U.S. persons and which is subject to the primary supervision of a U.S. court, or a trust that validly has elected under applicable Treasury regulations to be treated as a U.S. person for federal income tax purposes.

Tax Consequences of the Merger Generally

Assuming that the Merger is completed according to the terms of the Agreement and Plan of Merger and based upon facts, factual representations and assumptions contained in the representation letters provided by MPT and MNP, all of which must continue to be true and accurate in all material respects as of the effective time of the Merger, it is the opinion of Simpson Thacher & Bartlett LLP, counsel to the parties, that for federal income tax purposes:

(i) the Merger as provided in the Agreement and Plan of Merger will constitute a reorganization within the meaning of Section 368(a)(1) of the Code and that MNP and MPT will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii) except for consequences regularly attributable to a termination of MPT’s taxable year, no gain or loss will be recognized to MPT as a result of the Merger or upon the conversion of MPT Common Shares to MNP Common Shares or the conversion of MPT Preferred Shares to MNP Preferred Shares;

(iii) no gain or loss will be recognized to MNP as a result of the Merger or upon the conversion of MPT Common Shares to MNP Common Shares or the conversion of MPT Preferred Shares to MNP Preferred Shares;

(iv) no gain or loss will be recognized to the shareholders of MPT upon the conversion of their MPT Common Shares to MNP Common Shares or the conversion of their MPT Preferred Shares to MNP Preferred Shares, except to the extent such shareholders are paid cash in lieu of fractional shares of MNP Common Shares in the Merger;

(v) the tax basis of MPT assets in the hands of MNP will be the same as the tax basis of such assets in the hands of MPT immediately prior to the consummation of the Merger;

(vi) immediately after the Merger, the aggregate tax basis of the MNP Common Shares received by each holder of MPT Common Shares in the Merger (including that of fractional share interests purchased by MNP) will be equal to the aggregate tax basis of the MPT Common Shares owned by such shareholder immediately prior to the Merger;

(vii) immediately after the Merger, the aggregate tax basis of the MNP Preferred Shares received by each holder of MPT Preferred Shares in the Merger will be equal to the aggregate tax basis of the MPT Preferred Shares owned by such shareholder immediately prior to the Merger;

(viii) a shareholder’s holding period for MNP Common Shares (including that of fractional share interests purchased by MNP) and/or MNP Preferred Shares will be determined by including the period for which he or she held MPT Common Shares and/or MPT Preferred Shares converted pursuant to the Merger, provided that such shares of MPT Common Shares and/or MPT Preferred Shares were held as capital assets;

(ix) MNP’s holding period with respect to the MPT assets transferred will include the period for which such assets were held by MPT; and

(x) the payment of cash to the holders of MPT Common Shares in lieu of fractional MNP Common Shares will be treated as though such fractional shares were distributed as part of the Merger and then redeemed by MNP with the result that the holder of MPT Common Shares will generally have a capital gain or loss to the extent the cash distribution differs from such shareholder’s basis allocable to the fractional MNP Common Shares

Information Reporting and Backup Withholding

Cash payments received in the Merger by a holder of MPT Common Shares may, under certain circumstances, be subject to information reporting and backup withholding at a rate of 28% of the cash payable to the holder, unless the holder provides proof of an applicable exemption, furnishes its taxpayer identification number (in the case of individuals, their social security number) or provides a certification of foreign status on IRS Form W-8BEN or other appropriate form, and otherwise complies with all applicable requirements of the backup withholding rules. Any amounts withheld from payments to a holder under the backup withholding rules are not additional tax and will be allowed as a refund or credit against the holder’s federal income tax liability, provided the required information is timely furnished to the IRS.

Reporting Requirements

A holder of MPT Common Shares and/or MPT Preferred Shares who receives MNP Common Shares and/or MNP Preferred Shares as a result of the Merger will be required to retain records pertaining to the Merger. Each holder of MPT Common Shares and/or MPT Preferred Shares who is required to file a U.S. tax return and who is a “significant holder” that receives MNP Common Shares and/or MNP Preferred Shares in the Merger will be required to file a statement with the holder’s federal income tax return setting forth such holder’s basis in the MPT Common Shares and/or MPT Preferred Shares surrendered and the fair market value of the MNP Common Shares and/or MNP Preferred Shares and cash, if any, received in the Merger. A “significant holder” is a holder of MPT Common Shares and/or MPT Preferred Shares, who, immediately before the Merger, owned at least 5% of the outstanding stock of MPT.

Other Tax Considerations

While neither MNP nor MPT is aware of any adverse state or local tax consequences of the proposed Merger, they have not requested any ruling or opinion with respect to such consequences, and shareholders should consult their own tax advisor with respect to such matters.

Immediately prior to the Closing Date, MPT to the extent necessary, will pay a dividend or dividends, which together with all previous dividends, are intended to have the effect of distributing to its shareholders substantially all of its net investment income that has accrued through the Closing Date, if any, and substantially all of its net capital gain, if any, realized through the Closing Date. Such dividends (other than any exempt-interest dividends) will be included in the taxable income of the shareholders of MPT.

In addition, immediately prior to the Closing Date, each of MPT and MNP, to the extent applicable, will pay all accumulated but unpaid dividends to holders of its Preferred Shares, which together with all previous dividends, are intended to have the effect of distributing to holders of its Preferred Shares all dividends that have accrued through the Closing Date, if any.

Information Regarding Tax Capital Loss Carryforwards

As of the dates indicated below, the Funds had the following unused capital loss carryforwards:

MNP (as of December 31, 2006)			MPT (as of June 30, 2006)
Fiscal Year Generated	Amount of Carryforward	Fiscal Year of Expiration Prior to Merger	Fiscal Year Generated	Amount of Carryforward	Fiscal Year of Expiration Prior to Merger
12/31/2006	$(43,010)	12/31/2014	06/30/2000	$(116,646)	06/30/2008

Total	$(43,010)		Total	$(116,646)

MNP

The Merger would impact the use of these loss carryforwards in the following manner: (1) the loss carryforwards will benefit the shareholders of the combined fund, rather than only the shareholders of MNP and (2) the amount of losses that can be utilized in any taxable year is equal to the long-term tax-exempt rate at the time of the Merger, multiplied by the aggregate net asset value of MNP at the time of Merger (approximately $4,650,000 per year based on data as of January 2007)

MPT

The Merger would impact the use of these loss carryforwards in the following manner: (1) the expiration date of the loss carryforwards would move up by approximately one year and realign themselves with the fiscal year end of MNP, for example the losses due to expire on June 30, 2008 would expire on December 31, 2007; and (2) the loss carryforwards will benefit the shareholders of the combined fund, rather than only the shareholders of MPT.

Information Applicable to Both Funds with Capital Loss Carryovers

Since the Merger is not expected to close until June 25, 2007, the capital loss carryforwards and limitations described above may change significantly between now and the completion of the Merger. Further, the ability of MNP and MPT to use these losses (even in the absence of the Merger) depends on factors other than loss limitations, such as the future realization of capital gains or losses. The combination of these factors on the use of loss carryforwards may result in some portion of the loss carryforwards of each of MNP or MPT, or both, expiring unused.

PORTFOLIO SECURITIES

Because MNP and MPT have substantially identical investment objectives and strategies, management does not expect to dispose of a significant amount of portfolio securities of MPT in connection with the Merger.

No securities of MNP need to be sold in order for MNP to comply with its investment restrictions or policies. The Funds may buy and sell securities in the normal course of their operations.

INFORMATION ABOUT MANAGEMENT OF THE FUNDS

Information About Directors and Officers

The business and affairs of MNP and MPT are managed under the direction of each Fund’s Board. Information pertaining to the Directors and Officers of the Funds is set forth below. The same individuals serve as the Directors and Officers of both MNP and MPT.

Name, Address and Birth Year	Position(s) Held with Funds(1)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex(2) Overseen by Director (including the Funds)	Other Board Memberships Held by Director
Independent Directors:

Carol L. Colman Colman Consulting Co. 278 Hawley Road North Salem, NY 10560 Birth year: 1946	Director and Member of the Nominating and Audit Committees, Class I (MNP) Class II (MPT)	Since 2003	President, Colman Consulting Co.	23	None

Daniel P. Cronin 24 Woodlawn Avenue New Rochelle, NY 10804 Birth year: 1946	Director and Member of the Nominating and Audit Committees, Class I (MNP) Class III (MPT)	Since 2003	Formerly, Associate General Counsel, Pfizer Inc.	23	None

Paolo M. Cucchi Drew University 108 Brothers College Madison, NJ 07940 Birth Year: 1941	Director and Member of the Nominating Committee and Audit Committees, Class II (MNP) Class II (MPT)	Since 2007	Vice President and Dean of College of Liberal Arts at Drew University	23	None

Leslie H. Gelb 150 East 69th Street New York, NY 10021 Birth year: 1937	Director and Member of the Nominating and Audit Committees, Class II (MNP) Class I (MPT)	Since 2003	President, Emeritus and Senior Board Fellow, The Council on Foreign Relations; Formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times	22	Director of two registered investment companies advised by Blackstone Asia Advisors L.L.C. (“Blackstone”)

William R. Hutchinson 535 N. Michigan Avenue Suite 1012 Chicago, IL 60611 Birth year: 1942	Director and Member of Nominating and Audit Committees, Class II (MNP) Class I (MPT)	Since 2003	President, W.R. Hutchinson & Associates Inc.; Formerly Group Vice President, Mergers and Acquisitions, BP Amoco P.L.C.	23	Associated Banc-Corp.

Dr. Riordan Roett The Johns Hopkins University 1740 Massachusetts Ave., NW Washington, DC 20036 Birth year: 1938	Director and Member of the Nominating and Audit Committees, Class III (MNP) Class I (MPT)	Since 2003	Professor and Director Latin American Studies Program, Paul H. Nitze School of Avanced International Studies, The Johns Hopkins University	17	None

Jeswald W. Salacuse Tufts University The Fletcher School of Law & Diplomacy 160 Packard Avenue Medford, MA 02155 Birth year: 1938	Director and Member of the Nominating and Audit Committees, Class III (MNP) Class III (MPT)	Since 2003	Henry J. Braker Professor of Commercial Law and formerly Dean, The Fletcher School of Law & Diplomacy, Tufts University	17	Director of two registered investment companies advised by Blackstone

Interested Director:

R. Jay Gerken, CFA(3) Legg Mason & Co., Inc. (“Legg Mason & Co.”) 399 Park Avenue Mezzanine New York, NY 10022 Birth year: 1951	Director, Chairman and Chief Executive Officer, Class II (MNP) Class II (MPT)	Since 2003	Managing Director of Legg Mason & Co.; President and Chief Executive Officer of Legg Mason Partners Fund Advisors LLC (“LMPFA”) (since 2006); President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Legg Mason; Formerly, Chairman of SBFM and CFM (from 2002 to 2006); formerly, Chairman, President and Chief Executive Officer of Travelers Investment Advisers, Inc. (from 2002 to 2005)	139	None

(1)

Each Fund’s Board is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors of MNP expire at the Annual Meetings of Shareholders in the year 2006, year 2007 and year 2008, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The terms of office of the Class I, II and III Directors of MPT expire at the Annual Meetings of Shareholders in the year 2009, year 2008 and year 2007, respectively, or thereafter in each case when their respective successors are duly elected and qualified. Each Fund’s executive Officers are chosen each year by the Fund’s Board to hold office for a one-year term and until their successors are duly elected and qualified.

(2)	The term “fund complex” means two or more registered investment companies that:
(a)	Hold themselves out to investors as related companies for purposes of investment and investor services; or
(b)	Have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.
(3)	Mr. Gerken is an “interested person” of the Funds as defined in the 1940 Act because Mr. Gerken is an employee of Legg Mason, the parent of the Funds’ investment adviser .

The Board of each Fund is divided into three classes, having terms of three years each. At each annual meeting of shareholders, the term of one class will expire and Directors will be elected to serve in that class for terms of three years. Under each Fund’s Charter and the 1940 Act, holders of Preferred Shares are entitled to elect two Directors, and the remaining Directors, subject to the provisions of the 1940 Act and the Fund’s Charter, will be elected by the holders of Common Shares and Preferred Shares, voting together as a single class. When dividends are in arrears for two full years, such provisions permit the holders of Preferred Shares to elect the minimum number of additional Directors that, when combined with the two Directors elected by the holders of Preferred Shares, would give such holders the right to elect a majority of the Directors. Directors elected by holders of Common Shares and Preferred Shares will be apportioned among the classes of Directors.

Messrs. Gerken and Roett have been elected by the holders of each Fund’s Preferred Shares.

The following table provides information concerning the dollar range of equity securities owned beneficially by each Director as of December 31, 2006:

Name of Director	Dollar Range(1) of Equity Securities in MNP	Dollar Range(1) of Equity Securities in MPT	Aggregate Dollar Range(1) of Equity Securities in all Funds Overseen by Director in Family of Investment Companies(2)
Carol L. Colman	B	A	E
Daniel P. Cronin	E	E	E
Paolo M. Cucchi	A	A	C
Leslie H. Gelb	A	A	A
William R. Hutchinson	D	D	E
Dr. Riordan Roett	A	B	C
Jeswald W. Salacuse	B	B	C
R. Jay Gerken	C	E	E

(1)	The dollar ranges are as follows: “A” = None; “B” = $1-$10,000; “C” = $10,001-$50,000; “D” = $50,001-$100,000; “E” = Over $100,000.
(2)

The term “family of investment companies” means any two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for purposes of investment and investor services.

No Independent Director of either Fund, nor any of their immediate family members, to the best of the Funds’ knowledge, had any interest in the Funds’ investment adviser, or any person or entity (other than the Funds) directly or indirectly controlling, controlled by, or under common control with Legg Mason as of December 31, 2006.

Responsibilities of the Boards

Each Fund’s Board is responsible for ensuring that the Fund is managed in the best interest of its shareholders. Each Fund’s Directors oversee the Fund’s business by, among other things, meeting with the Fund’s management and evaluating the performance of the Fund’s service providers including LMPFA, Western Asset, the custodian and the transfer agent. As part of this process, each Fund’s Directors consult with the Fund’s independent auditors and with their own separate independent counsel.

Each Fund’s Board has four regularly scheduled meetings each year and additional meetings are scheduled as needed. In addition, each Fund’s Board has an Audit Committee and a Nominating Committee that meet periodically and whose responsibilities are described below.

During MNP’s fiscal year ended December 31, 2006, that Fund’s Board held four regular meetings and five special meetings, and during MPT’s fiscal year ended June 30, 2006, that Fund’s Board held four regular meetings and five special meetings. Each Director of each Fund attended at least 75% of the aggregate number of meetings of the Board and the committees for which he or she was eligible. Neither Fund has a formal policy regarding attendance by Directors at annual meetings of shareholders. Mr. Gerken attended MNP’s 2006 annual meeting of shareholders and MPT’s 2006 annual meeting of shareholders.

The Directors review each Fund’s financial statements, performance and market price as well as the quality of the services being provided to the Fund. As part of this process, the Directors review each Fund’s fees and expenses to determine if they are reasonable and competitive in light of the services being received and while also ensuring that each Fund continues to have access to high quality services in the future. Based on these reviews, the Directors of each Fund periodically make suggestions to the Fund’s management and monitor to ensure that responsive action is taken. The Directors of each Fund also monitor potential conflicts of interest among the Fund, LMPFA and its affiliates and other funds and clients managed by LMPFA and Western Assest to ensure that the Fund is managed in a manner which is in the best interest of the Fund’s shareholders.

The Charter and By-Laws of each Fund provide that the Fund will indemnify its Directors and Officers and may indemnify employees or agents of the Fund against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund to the fullest extent permitted by law. In addition, each Fund’s Charter provides that the Fund’s Directors and Officers will not be liable to shareholders for money damages, except in limited instances. However, nothing in the Charter or By-Laws of either Fund protects or indemnifies a Director, Officer, employee or agent against any liability he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Officers of the Funds

Each Fund’s executive Officers are chosen each year at a regular meeting of the Board of the Fund, to hold office until their respective successors are duly elected and qualified. In addition to Mr. Gerken, each Fund’s Chairman, Chief Executive and President, the executive officers of the Funds currently are:

Name, Address and Birth Year	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex(1) Overseen by Director (including the Funds)	Other Board Memberships Held by Director
Frances M. Guggino Legg Mason & Co. 125 Broad Street 10th Floor New York, NY 10004 Birth year: 1957	Chief Financial Officer and Treasurer	Since 2003	Director of Legg Mason & Co.; Chief Financial Officer and Treasurer of certain mutual funds pof certain mutual funds associated with Legg Mason (from 1999 to 2004)	N/A	N/A

Ted P. Becker Legg Mason & Co. 399 Park Avenue New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006

Director of Global N/A N/A Compliance at Legg Mason & Co. (since 2006); Managing Director of Compliance at Legg Mason & Co., (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Managing Director of Compliance at Legg Mason or its predecessors (from 2002 to 2005). Prior to 2002, Managing Director—Internal Audit & Risk Review at Citigroup Inc.

				N/A	N/A

Robert I. Frenkel Legg Mason & Co. 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth year: 1954	Secretary and Chief Legal Officer	Since 2003

Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (from 2001 to 2004)

				N/A	N/A

(1)	The term “fund complex” means two or more registered investment companies that:
(a)	Hold themselves out to investors as related companies for purposes of investment and investor services; or
(b)	Have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

Committees of the Boards

Each Fund’s Audit Committee is composed of all Directors who have been determined not to be “interested persons” of the Fund, LMPFA or its affiliates within the meaning of the 1940 Act, and who are “independent” as defined in the NYCE listing standards. Currently, the Audit Committee of each Fund is composed of Ms. Colman, Messrs. Cronin, Cucchi, Gelb, Hutchinson and Salacuse and Dr. Roett. The principal functions of each Fund’s Audit Committee are: to (a) oversee the scope of the Fund’s audit, the Fund’s accounting and financial reporting policies and practices and its internal controls and enhance the quality and objectivity of the audit function; (b) approve, and recommend to the Independent Board Members (as such term is defined in the Audit Committee Charter) for their ratification, the selection, appointment, retention or termination of the Fund’s independent registered public accounting firm, as well as approving the compensation thereof; and (c) approve all audit and permissible non-audit services provided to the Fund and certain other persons by the Fund’s independent registered public accounting firm. MNP’s Audit Committee met four times during that Fund’s fiscal year ended

December 31, 2006, and MPT’s Audit Committee met six times during that Fund’s fiscal year ended June 30, 2006. Each Fund’s Board of Directors adopted an amended Audit Committee Charter. MNP’s Audit Committee Charter was filed as an annex to that Fund’s proxy statement dated March 1, 2007, and MPT’s Audit Committee Charter was filed as an annex to that Fund’s proxy statement dated August 31, 2006.

Each Fund’s Nominating Committee, the principal function of which is to select and nominate candidates for election as Directors of the Fund, is currently composed of Ms. Colman, Messrs. Cronin, Cucchi, Gelb, Hutchinson and Salacuse and Dr. Roett. Only Directors who are not “interested persons” of the Fund as defined in the 1940 Act and who are “independent” as defined in the New York Stock Exchange listing standards are members of either Fund’s Nominating Committee. Each Fund’s Nominating Committee may accept nominees recommended by a shareholder as it deems appropriate. Shareholders who wish to recommend a nominee for a Fund’s Board should send recommendations to that Fund’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders. MNP’s Nominating Committee did not meet during that Fund’s fiscal year ended December 31, 2006, and MPT’s Nominating Committee did not meet during that Fund’s fiscal year ended June 30, 2006. MNP’s Nominating Committee Charter was filed as an annex to that Fund’s proxy statement dated March 1, 2007, and MPT’s Nominating Committee Charter was filed as an annex to that Fund’s proxy statement dated August 31, 2006.

Each Fund’s Nominating Committee identifies potential nominees through its network of contacts, and may also engage, if it deems appropriate, a professional search firm. Each Fund’s Nominating Committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. Neither Nominating Committee has specific, minimum qualifications for nominees and has not established specific qualities or skills that it regards as necessary for one or more of the Fund’s Directors to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, as set forth in each Fund’s Nominating Committee Charter, in evaluating a person as a potential nominee to serve as a Director of the Fund, the Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the Fund;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, Fund service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

•

the contribution which the person can make to the Board and the Fund (or, if the person has previously served as a Director of the Fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the Fund’s retirement policies.

Director Compensation

Under the federal securities laws, each Fund is required to provide to shareholders information regarding compensation paid to the Directors by the Fund, as well as by the various other investment companies advised by LMPFA. The following table provides information concerning the compensation paid to each Director by each Fund during each Fund’s last fiscal year and the total compensation paid to each Director during the calendar year ended December 31, 2006. Certain of the Directors listed below are members of the Funds’ Audit and Nominating Committees, as well as other committees of the boards of certain other investment companies advised by LMPFA. Accordingly, the amounts provided in the table include compensation for service on all such committees. Neither Fund provides any pension or retirement benefits to its Directors. In addition, neither Fund paid any remuneration during its last fiscal year by the Fund to Mr. Gerken who is an “interested person” as defined in the 1940 Act.

Each Independent Director is paid a fee of $70,000 per year, the cost of which is allocated proportionately among the several LMPFA-advised closed-end funds overseen by that Independent Director based on the funds’ net asset values. In addition, each Fund pays its Independent Directors $750 for every quarterly meeting of the Board attended and, for members of the Audit Committee, $500 for every meeting of the Audit Committee attended, and each Fund reimburses its Independent Directors for travel and out-of-pocket expenses incurred in connection with meetings of the Board.

Name of Director	Aggregate Compensation from MNP for Fiscal Year Ended 12/31/06	Aggregate Compensation from MNP for Fiscal Year Ended 12/31/06	Total Compensation from the Funds and Fund Complex(1) for Calendar Year Ended 12/31/06
Carol L. Colman	$16,417	$13,333	$298,050
Daniel P. Cronin	$15,667	$12,083	$238,500
Paolo M. Cucchi	$ 0	$ 0	$ 90,550
Leslie H. Gelb	$13,167	$11,083	$209,050
William R. Hutchinson	$16,574	$13,978	$402,550
Dr. Riordan Roett	$14,167	$11,083	$208,000
Jeswald W. Salacuse	$15,667	$12,083	$235,500

(1)	The term “fund complex” means two or more registered investment companies that:
(a)	Hold themselves out to investors as related companies for purposes of investment and investor services; or
(b)	Have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

Investment Manager and Sub-Adviser

LMPFA has served as each Fund’s investment manager since August 1, 2006. LMPFA, located at 399 Park Avenue, New York, NY 10022, is a recently organized investment adviser that provides administrative and compliance oversight services to each Fund. Other than the cash management services it provides for certain equity funds, LMPFA does not provide day-to-day portfolio management services. Rather, portfolio management for each Fund is provided by Western Asset, located at 385 East Colorado Boulevard, Pasadena, California 91101.

LMPFA and Western Asset are wholly-owns subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company.

Each Fund pays management to LMPFA at the rate of 0.55% of its average daily net assets. For each Fund, LMPFA, and not the Fund, pays sub-advisory fees to Western Asset at the rate of 70% of the management fee paid to LMPFA, net of expense waivers and reimbursements.

During the fiscal year ended December 31, 2006, MNP paid management fees to its investment manager at the effective rate of 0.55% of its average daily net assets. During the fiscal year ended June 30, 2006, MPT paid management fees to its investment manager at the effective rate of 0.55% of its average daily net assets.

Additional information about the factors considered by the Board of MNP in approving its Investment Management Agreement and Sub-Advisory Agreement is contained in MNP’s annual report to shareholders for the fiscal year ended December 31, 2006. Additional information about the factors considered by the Board of MPT in approving its Investment Management Agreement and Sub-Advisory Agreement is contained in MPT’s semi-annual report to shareholders for the six months ended December 31, 2006.

Codes of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, each Fund, LMPFA and Western Asset have each adopted codes of ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

When personnel covered by either Fund’s Code of Ethics are employed by more than one of the managers affiliated with Legg Mason, those employees may be subject to such affiliate’s Code of Ethics adopted pursuant to Rule 17j-1, rather than the Fund’s Code of Ethics.

Copies of the Codes of Ethics of the Funds, LMPFA and Western Asset are on file with the Securities and Exchange Commission (“SEC”).

Proxy Voting Policies

Although individual Directors may not agree with particular policies or votes by LMPFA or Western Asset, each Fund’s Board has delegated proxy voting discretion to LMPFA and/or Western Asset, believing that LMPFA and/or Western Asset should be responsible for voting because it is a matter relating to the investment decision making process.

LMPFA delegates the responsibility for voting proxies for each Fund to Western Asset through its contracts with Western Asset. Western Asset will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the Funds. Should LMPFA become responsible for voting proxies for any reason, such as the inability of Western Asset to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and either Fund, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from Western Asset and providing them to the relevant Fund as required for the Fund to comply with applicable rules under the 1940 Act.

Western Asset’s Proxy Voting Policies and Procedures govern in determining how proxies relating to each Fund’s portfolio securities are voted and are attached as Appendix C to this Proxy Statement/Prospectus. Information regarding how each Fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-425-6432, (2) on the Fund’s website at http://www.leggmason.com/InvestorServices and (3) on the SEC’s website at http://www.sec.gov. Proxy voting reports for the period ended June 30, 2006 are listed under each Fund’s former name. Prior to October 9, 2006, MNP was known as Salomon Brothers Municipal Partners Fund Inc. and MPT was known as Salomon Brothers Municipal Partners Fund II Inc.

Certain Legal Proceedings

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGM”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for approval by the SEC. At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

The order also requires that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses, be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the Investment Manager does not believe that this matter will have a material adverse effect on the Affected Funds.

Neither Fund is one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

* * * * *

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, the Investment Manager believes that this matter is not likely to have a material adverse effect on either Fund.

The foregoing speaks only as of the date of this Proxy Statement/Prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the aforegoing matters may be filed against these and related parties in the future.

Portfolio Managers of the Funds

Below is summary information for the Funds’ portfolio managers. MNP and MPT have the same portfolio managers.

Name and Address	Length of Time Served	Principal Occupation(s) During Last Five Years
Robert E. Amodeo Western Asset Management (“WAM”) 399 Park Avenue New York, NY 10022	Since 1999 (MNP and MPT)	Executive Vice President of the Funds; employee of SBAM since 1999; employee of WAM since 2005.

Thomas Croak WAM 399 Park Avenue New York, NY 10022	Since 1999 (MNP and MPT)	Co-portfolio manager of the Funds; employee of SBAM since 1999; employee of WAM since 2005.

S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006 (MNP and MPT)	Co-portfolio manager of the Funds; employee of SBAM since 2006; Chief Investment Officer of Western Asset since 1998.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the Funds) for which the Funds’ portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Robert E. Amodeo	32 registered investment companies with $18.6 billion in total assets under management	1 other pooled investment vehicle with $7.9 billion in assets under management	16 other accounts with $948 million in total assets under management(1)

Thomas Croak	32 registered investment companies with $18.6 billion in total assets under management	1 other pooled investment vehicle with $7.9 in assets under management	16 other accounts with $948 million in total assets under management(1)

S. Kenneth Leech	134 registered investment companies with $101 billion in total assets under management	119 other pooled investment vehicles with $125.5 billion in assets under management	953 other accounts with $274 billion in total assets under management(1)

(1)	Includes 96 accounts managed, totaling $31 billion, for which the advisory fees are performance based.

Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, the Investment Manager’s compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

        Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan. In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Investment Manager, and are determined by the professional’s job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including the Funds) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Investment Manager, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Investment Manager’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a Fund’s trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of a Fund’s trades.

It is possible that an investment opportunity may be suitable for both a Fund and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Fund because the account pays a performance-based fee or the portfolio manager, the Investment Manager or an affiliate has an interest in the account. The Investment Manager has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Funds, the Investment Manager determines which broker or dealer to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Investment Manager may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Fund or the other account(s) involved. Additionally, the management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a Fund. For example, a portfolio manager could short sell a security for an account immediately prior to a Fund’s sale of that security. To address this conflict, the Investment Manager has adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Funds) for timing and pattern related issues. Trading decisions for alternative investment and long only accounts may not be identical even though the same portfolio manager may manage both types of accounts. Whether the Investment Manager allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented. If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing a Fund, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Fund and the other accounts listed above.

Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by the portfolio managers of each Fund as of December 31 2006.

Portfolio Manager	Dollar Range(1) of MNP Securities Beneficially Owned	Dollar Range(1) of MPT Securities Beneficially Owned	Aggregate Dollar Range(1) of Fund Securities Beneficially Owned
Robert E. Amodeo	A	A	A
Thomas Croak	A	A	A
S. Kenneth Leech	A	A	A

(1)	The dollar ranges are as follows: “A” = None; “B” = $1-$10,000; “C” = $10,001-$50,000; “D” = $50,001-$100,000; “E” = Over $100,000.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Legg Mason and Western Asset, an affiliate of Legg Mason, have a financial interest in the Merger because their respective fees under agreements with MNP generally increase as the amount of the assets of MNP increase, and the amount of those assets will increase as a result of the Merger (although this increase in assets is expected to be offset by the concomitant loss of MPT’s assets).

Further information about MNP is included in its annual report for the fiscal year ended December 31, 2006, filed with the SEC on March 9, 2007, and further information about MPT is included in its annual report for the fiscal year ended June 30, 2006, filed with the SEC on September 8, 2006, and its semi-annual report for the six-months ended December 31, 2006, filed with the SEC on March 9, 2007. Copies of these documents, the SAI related to this Proxy Statement/Prospectus and any subsequently released shareholder reports are available upon request and without charge, by writing to the Funds at 125 Broad Street, New York, New York 10022, or by visiting Legg Mason’s website at www.leggmason.com/InvestorServices, or by calling the Funds at 800-822-5544.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith, file reports and other information including proxy material, reports and charter documents with the SEC. These reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. Reports and other information about each Fund are available on the Edgar Database on the SEC’s website at www.sec.gov. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, 100 F Street, NE, Washington, DC 20549 at prescribed rates. You may obtain information about the operation of the Public Reference Room by calling the SEC at 202-551-8090.

Financial Highlights

The financial highlights tables are intended to help you understand the performance of each Fund for the past five years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the Funds’ financial statements, which, for the fiscal years ended 2005 and 2006, have been audited by KPMG LLP, independent registered public accounting firm, whose reports, along with the Funds’ financial statements, are included in the Funds’ annual reports (available upon request). Financial highlights presented for periods ended prior to July 1, 2005 have been audited by other independent registered public accountants. The financial highlights of MPT for the six-month period ended December 31, 2006 are unaudited.

Financial Highlights for MNP

For a share of common stock outstanding throughout each year ended December 31:

	2006†		2005		2004	2003	2002
Net Asset Value, Beginning of Year	$14.89		$15.33		$15.52	$15.35	$14.38

Income (Loss) From Operations:
Net investment income	0.90		0.92		0.93	0.95	1.00
Net realized and unrealized gain (loss)	(0.01)		(0.32)		(0.12)	0.13	0.86
Distributions paid to Auction Rate Cumulative
Preferred Stockholders from:
Net investment income	(0.25)		(0.17)		(0.08)	(0.07)	(0.10)
Net realized gains	(0.00	)(1)	(0.00	)(1)	(0.01)	—	—

Total Income From Operations	0.64		0.43		0.72	1.01	1.76

Less Distributions Paid to Common Stock Shareholders From:
Net investment income	(0.77)		(0.84)		(0.84)	(0.84)	(0.79)
Net realized gains	(0.00	)(1)	(0.03)		(0.07)	—	—

Total Distributions Paid to Common Stock Shareholders	(0.77)		(0.87)		(0.91)	(0.84)	(0.79)

Increase in Net Asset Value due to share repurchased in tender offer	0.03		—		—	—	—

Net Asset Value, End of Year	$14.79		$14.89		$15.33	$15.52	$15.35

Market Price, End of Year	$14.19		$13.60		$13.45	$14.00	$13.40

Total Return, Based on NAV(2)	4.68%		2.85%		4.82%	6.78%	12.52%

Total Return, Based on Market Price Per Share(3)	10.22%		7.64%		2.68%	11.07%	12.93%

Net Assets, End of Year (000s)	$76,629		$85,727		$88,262	$89,364	$88,382

Ratios to Average Net Assets:(4)
Gross expenses	1.41%		1.30%		1.32%	1.32%	1.34%
Net expenses	1.41	(5)	1.30		1.32	1.32	1.34
Net investment income	6.09		6.07		6.05	6.17	6.70

Portfolio Turnover Rate	18%		40%		38%	57%	71%

Auction Rate Cumulative Preferred Stock:
Total Amount Outstanding (000s)	$40,000		$40,000		$40,000	$40,000	$40,000
Asset Coverage Per Share	145,786		157,159		160,328	161,705	160,478
Involuntary Liquidating Preference Per Share	50,000		50,000		50,000	50,000	50,000
Average Market Value Per Share	50,000		50,000		50,000	50,000	50,000

†	Per share amounts have been calculated using the average share method.
(1)	Amount represents less than $0.01 per share.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	The total return calculation assumes that distributions on common shares are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.
(4)	Ratios calculated on the basis of income and expenses relative to the average net assets of common shares and excludes the effect of dividend payments to preferred stockholders.
(5)	Reflects fee waivers and/or expense reimbursement.

Financial Highlights for MPT

For a share of common stock outstanding throughout each year ended June 30, unless otherwise noted:

	2006(1)		2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$13.91		$14.93	$14.49	$15.33	$14.34	$13.94

Income (Loss) From Operations:
Net investment income	0.28		0.83	0.86	0.92	0.94	1.00
Net realized and unrealized gain (loss)	0.75		(0.87)	0.54	(0.86)	0.95	0.29
Distributions paid to Auction Rate Preferred Stockholders from net investment income	(0.14)		(0.23)	(0.14)	(0.08)	(0.09)	(0.14)

Total Income (Loss) From Operations	0.89		(0.27)	1.26	(0.02)	1.80	1.15

Less Distributions Paid to Common Stock Shareholders From:
Net investment income	(0.27)		(0.75)	(0.82)	(0.82)	(0.81)	(0.75)

Total Distributions Paid to Common Stock Shareholders	(0.27)		(0.75)	(0.82)	(0.82)	(0.81)	(0.75)

Net Asset Value, End of Period	$14.53		$13.91	$14.93	$14.49	$15.33	$14.34

Market Price, End of Period	$13.06		$12.07	$13.60	$12.43	$13.92	$13.00

Total Return, Based on NAV(2)(3)	6.43%		(1.84)%	8.85%	(0.17)%	12.83%	8.49%

Total Return, Based on Market Price Per Share(3)	10.51%		(6.07)%	16.38%	(5.11)%	13.78%	10.11%

Net Assets, End of Period (000s)	$87,292		$83,539	$89,670	$87,037	$92,088	$86,122

Ratios to Average Net Assets:(4)
Gross expenses	1.34	%(5)	1.36%	1.30%	1.31%	1.39%	1.35%
Net expenses	1.34	(5)	1.36 (6)	1.30	1.31	1.39	1.35
Net investment income	5.59	(5)	5.77	5.81	6.18	6.30	7.02

Portfolio Turnover Rate	17%		23%	64%	48%	67%	52%

Auction Rate Preferred Stock:
Total Amount Outstanding (000s)	$45,000		$45,000	$45,000	$45,000	$45,000	$45,000
Asset Coverage Per Share	146,991		142,821	149,633	146,708	152,320	145,691
Involuntary Liquidating Preference Per Share	50,000		50,000	50,000	50,000	50,000	50,000
Average Market Value Per Share	50,000		50,000	50,000	50,000	50,000	50,000

(1)	For the six months ended December 31, 2006 (unaudited).
(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(3)

For purposes of this calculation, dividends on common shares are assumed to be reinvested at prices obtained on the Fund’s dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.

(4)	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders.
(5)	Annualized.
(6)	Reflects fee waivers and/or expense reimbursements.

Management’s Discussion of Fund Performance

The discussion of performance for the Funds is dated as of December 31, 2006 does not reflect developments occurring after that date.

Q. What were the overall market conditions during calendar year 2006?

A. The economy weakened during the period due, in part, to the lagged effect of higher short-term interest rates and a rapidly cooling housing market. Inflationary pressures intensified during the first half of the reporting period. However, as oil prices retreated from their July record high and housing prices moderated, inflation became less of an issue. The Federal Reserve Board (“Fed”)(1) boosted its target federal funds rate from 4.25% when the reporting period began to 5.25% in June 2006. The Fed then held rates steady during the remainder of the reporting period.

The Treasury yield curve(2) flattened in 2006, as the difference between short- and long-term yields narrowed. Throughout much of 2006, the Treasury yield curve was inverted, with two-year Treasury yields surpassing their 10-year counterparts. Historically, this anomaly has often been a precursor of slowing economic growth and, in many cases, a recession. The municipal yield curve continued to flatten in 2006 and the spreads between two- and 10-year securities tightened to near historically low levels. Toward the end of the reporting period, the yield available with the 30-year municipal bond reached a 40 year low.(3) However, unlike the Treasury yield curve, the municipal curve did not invert during the year.(4)

New municipal bond issuance from state and local governments was approximately $383 billion in 2006, the second largest year on record.(5) It’s important to point out that, unlike recent years when supply was inflated by the refinancing of bonds, in 2006 issuance for new projects dominated the market.(6) Overall, new supply was met with solid demand. In the past, purchases of municipal securities largely came from individual and institutional investors, as well as property and casualty insurers. More recently, hedge funds and arbitrage players have been drawn to the municipal market. This has resulted in a further flattening of the municipal yield curve.(7) As was the case in 2005, longer-term and lower-rated municipal securities generated the strongest returns during the 12-month period ended December 31, 2006.(8)

Performance Review. For the 12 months ended December 31, 2006, MNP returned 4.68% based on its net asset value (“NAV”)(9) and 10.22% based on its NYSE market price per share. Over the same period, MPT returned 4.68% based on its NAV and 10.22% based on its NYSE market price per share. In comparison, the Funds’ unmanaged benchmark, the Lehman Brothers Municipal Bond Index,(10) returned 4.84% and the Lipper General Municipal Debt (Leveraged) Closed-End Funds Category Average(11) increased 6.91% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV per share.

(1)

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

(2)	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.
(3)	Source: The Bond Buyer, 1/07.
(4)	Source: The Bond Buyer, 1/07, for all data in this paragraph.
(5)	Source: The Bond Buyer, 1/07.
(6)	Source: The Bond Buyer, 1/07.
(7)	Source: The Wall Street Journal, 1/07.
(8)	Source: The Bond Buyer, 1/07.
(9)

NAV is calculated by subtracting total liabilities and outstanding preferred stock from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

(10)	The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year.
(11)

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 56 funds in the Fund’s Lipper category.

During the 12-month period, MNP made distributions to shareholders totaling $0.77 per share and MPT made distributions to shareholders totaling $0.62 per share. The performance table shows each Fund’s 12-month total return based on its NAV and market price as of December 31, 2006. Past performance is no guarantee of future results.

Performance Snapshot as of December 31, 2006 (unaudited)

Price Per Common Share	12-Month Total Return
MNP
$14.79 (NAV)	4.68%
$14.19 (Market Price)	10.22%
MPT
$14.53 (NAV)	4.68%
$13.06 (Market Price)	5.23%

All figures represent past performance and are not a guarantee of future results.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions in additional shares.

Q. What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. During the reporting period, each Fund’s underweight in AAA- and AA-rated securities enhanced results. An underweight to the three-to-five year portion of the municipal yield curve also aided relative returns. From a sector perspective, each Fund’s overweight in healthcare and insured bonds, as well as an underweight in state general obligation bonds, was beneficial to performance. In terms of state-specific positioning, an underweight in New York and overweights in Indiana and Texas boosted returns.

What were the leading detractors from performance?

        A. As each Fund invests primarily in investment grade municipals, it did not participate in the rally in lower quality issues during the year. In particular, neither Fund held riskier airline and tobacco settlement bonds, both of which performed very well during the 12-month period. An underweight to BBB-rated securities, as well as overweights in industrial revenue bonds and securities issued by the state of Washington, also detracted from relative performance. Finally, each Fund’s duration(12), which was lower than its peer group, was a negative to performance.

Q. Were there any significant changes to the Funds during the reporting period?

A. There were no significant changes to either Fund’s portfolio.

* * * * *

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: An investment in the Funds is subject to risk, including the possible loss of the principal amount that you invest in the Fund.

Certain investors may be subject to the Federal Alterative Minimum Tax (“AMT”), and state and local taxes will apply. Capital gains, if any, are fully taxable. As interest rates rise, bond prices fall, reducing the value of each Fund’s fixed income securities. Lower-rated, higher-yielding bonds are subject to greater credit risk than higher-rated obligations.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

(12) Duration is a common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

Net Asset Value, Market Price and Premium/Discount

Common shares of closed-end investment companies, such as the Funds, have frequently traded at a discount from net asset value, or in some cases trade at a premium. Shares of closed-end investment companies investing primarily in fixed income securities tend to trade on the basis of income yield on the market price of the shares and the market price may also be affected by trading volume, general market conditions and economic conditions and other factors beyond the control of the fund. As a result, the market price of each Fund’s Common Shares may be greater or less than the net asset value per share. Since the commencement of each Fund’s operations, each Fund’s Common Shares have traded in the market at prices that were generally below net asset value per share.

The following tables set forth the high and low sales prices for MNP Common Shares and MPT Common Shares on the NYSE, the net asset value per share and the discount or premium to net asset value per share represented by the quotation for each quarterly period during the last two calendar years.

MNP

	Quarterly High Price			Quarterly Low Price
Quarter Ended	Net Asset Value Per Share	NYSE Price	Premium/ Discount	Net Asset Value Per Share	NYSE Price	Premium/ Discount
03/31/05	$15.54	$13.96	(10.167)%	$14.99	$12.87	(14.143)%
06/30/05	$15.32	$13.92	(9.138)%	$15.01	$12.92	(13.924)%
09/30/05	$15.10	$14.36	(4.901)%	$15.18	$13.85	(8.762)%
12/31/05	$14.97	$14.00	(6.480)%	$14.81	$13.55	(8.508)%
03/31/06	$14.82	$14.55	(1.822)%	$14.91	$13.64	(8.518)%
06/30/06	$14.70	$14.33	(2.517)%	$14.36	$13.06	(9.053)%
09/30/06	$14.81	$14.15	(4.456)%	$14.37	$13.46	(6.333)%
12/31/06	$14.88	$14.37	(3.427)%	$14.86	$13.85	(6.797)%

MPT

	Quarterly High Price			Quarterly Low Price
Quarter Ended	Net Asset Value Per Share	NYSE Price	Premium/ Discount	Net Asset Value Per Share	NYSE Price	Premium/ Discount
03/31/05	$15.18	$13.42	(11.594)%	$14.53	$12.55	(13.627)%
06/30/05	$14.93	$13.60	(8.908)%	$14.58	$12.53	(14.060)%
09/30/05	$14.76	$13.89	(5.894)%	$14.59	$13.37	(8.362)%
12/31/05	$14.54	$13.50	(7.153)%	$14.38	$12.68	(11.822)%
03/31/06	$14.48	$13.75	(5.041)%	$14.50	$12.94	(10.759)%
06/30/06	$14.27	$13.09	(8.269)%	$13.87	$11.90	(14.203)%
09/30/06	$14.49	$12.81	(11.594)%	$13.95	$12.06	(13.548)%
12/31/06	$14.55	$13.09	(10.034)%	$14.36	$12.66	(11.383)%

On March 2, 2007, the net asset value per share of MNP was $14.86 and the closing price of MNP Common Shares on the NYSE was $13.99, meaning MNP Common Shares were trading at a 5.85% discount to MNP’s net asset value per share. Also on March 2, 2007, the net asset value per share of MPT was $14.64 and the closing price of MPT Common Shares on the NYSE was $13.30, meaning that MPT Common Shares were trading at a 9.15% discount to MPT’s net asset value per share.

MNP Common Shares have recently been trading at a narrower discount than MPT Common Shares. However, the trading discount for MNP Common Shares may change after the issuance of additional MNP Common Shares in the Merger and the resulting increase in supply of MNP Common Shares in the market.

CAPITALIZATION

The following table sets forth the unaudited capitalization of each Fund as of the date set out below, and on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma capitalization information is for informational purposes only. No assurance can be given as to how many shares of MNP will be received by shareholders of MPT on the Closing Date, and the information should not be relied upon to reflect the number of shares of MNP that actually will be received.

The following table sets out the effect of the proposed acquisition of assets at net asset value on a pro forma basis:

Pro Forma Combined Capitalization Table

As of January 31, 2007 (Unaudited)

	MNP(1)	MPT	Pro Forma Adjustments		Pro Forma Combined Fund(1)
Total Net Assets	$72,270,714	$86,460,316	$(113,070	)(2)	$158,617,960
Shares Outstanding	4,922,314	6,007,094	(118,349	)(3)	10,811,059
Net Asset Value	$14.68	$14.39			$14.67

(1)

On January 17, 1007, MNP, in accordance with its tender offer for up to 259,070 of its issued and outstanding Common Shares, accepted and made payment of these Common Shares at $14.42 per share (98% of the net asset value per Common Share of $14.71). These Common Shares represent 5% of MNP’s then outstanding Common Shares.

(2)	Reflects adjustments for estimated reorganization expenses of $113,070.
(3)	Reflects adjustment to the number of Common Shares outstanding due to the Merger.

For more information about the Funds’ capital stock, see “Description of the Funds’ Capital Stock—Common Shares” and “Description of the Funds’ Capital Stock—Preferred Shares.”

PORTFOLIO COMPOSITION

As of December 31, 2006, approximately 98.5% of the market value of MNP’s portfolio was invested in long-term Tax-Exempt Securities and approximately 1.5% was invested in short-term securities.

S&P(1)	Moody’s(1)	Number of Issues	Market Value	Percent
AAA	Aaa	37	$78,342,579	68.19%
AA+, AA, AA-	Aa1, Aa, Aa2, Aa3	14	16,019,745	13.94
A+	A1	2	3,397,085	2.96
A, A-	A, A2, A3	8	12,787,937	11.13
BBB+, BBB, BBB-	Baa1, Baa, Baa2, Baa3	4	4,343,428	3.78
Below Investment Grade	Below Investment Grade	0	0	0

Total		65	$114,890,774	100.00%

As of December 31, 2006, approximately 95.4% of the market value of MPT’s portfolio was invested in long-term Tax-Exempt Securities and approximately 4.6% was invested in short-term securities.

S&P(1)	Moody’s(1)	Number of Issues	Market Value	Percent
AAA	Aaa	54	$92,524,848	70.84%
AA+, AA, AA-	Aa1, Aa, Aa2, Aa3	11	18,130,213	13.88
A+	A1	2	6,872,255	5.26
A, A-	A, A2, A3	5	6,484,525	4.97
BBB+, BBB, BBB-	Baa1, Baa, Baa2, Baa3	4	6,599,663	5.05
Below Investment Grade	Below Investment Grade	0	0	0

Total		76	$130,611,504	100.00%

(1)	Ratings: using the higher or S&P or Moody’s rating.

PORTFOLIO TRANSACTIONS

Neither Fund has an obligation to deal with any brokers or dealers in the execution of transactions in portfolio securities. Subject to policy established by the Board, the Investment Manager is responsible for each Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions.

Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price, which may include dealer spreads and underwriting commissions. In placing orders, it is the policy of each Fund to obtain the best results taking into account the general execution and operational facilities of the broker or dealer, the type of transaction involved and other factors such as the risk of the broker or dealer in positioning the securities involved. While the Investment Manager generally seeks the best price in placing its orders, neither Fund may necessarily be paying the lowest price available. Subject to seeking the best price and execution, securities firms which provide supplemental research to the Investment Manager may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Manager under each Fund’s management agreement, and the expenses of the Investment Manager will not necessarily be reduced as a result of the receipt of such supplemental information.

Each Fund expects that all portfolio transactions will be effected on a principal basis and, accordingly, does not expect to pay any brokerage commissions. To the extent a Fund does effect brokerage transactions, affiliated persons (as such term is defined in the 1940 Act) of the Fund, or affiliated persons of such persons, may from time to time be selected to perform brokerage services for the Fund, subject to the considerations discussed above, but are prohibited by the 1940 Act from dealing with the Fund as principal in the purchase or sale of securities. In order for such an affiliated person to be permitted to effect any portfolio transactions for a Fund, the commissions, fees or other remuneration received by such affiliated person must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time. This standard would allow such an affiliated person to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm’s-length transaction.

Investment decisions for each Fund are made independently from those for other funds and accounts advised or managed by the Investment Manager. Such other funds and accounts may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another fund or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Investment Manager believes to be equitable to the Fund and such other fund or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Investment Manager may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other funds and accounts in order to obtain best execution.

Although neither Fund has any restrictions on portfolio turnover, it is neither Fund’s policy to engage in transactions with the objective of seeking profits from short-term trading. It is expected that the annual portfolio turnover rate of the Funds will not exceed 200%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. A high rate of portfolio turnover involves correspondingly greater transaction costs than a lower rate, which costs are borne by the Funds and their shareholders.

DIVIDENDS AND DISTRIBUTIONS

Distributions

It is each Fund’s present policy, which may be changed by the Board, to make regular monthly cash distributions to holders of Common Shares at a level rate that reflects the past and projected performance of the Fund, which over time will result in the distribution of all net investment income of the Fund (i.e., net investment income remaining after the payment of dividends on preferred stock when such stock is outstanding) and to distribute at least annually net capital gains, if any, to the extent such net capital gains are not necessary to satisfy the dividend on or redemption or liquidation preferences of any preferred stock. Each Fund’s distribution level will be determined by the Fund after giving consideration to a number of factors including the Fund’s undistributed net investment income and historical and projected investment income, expenses and dividend rates on any outstanding preferred stock. Net income consists of all interest income accrued on portfolio assets less all expenses of a Fund.

To permit each Fund to maintain a more stable monthly distribution, the Fund will from time to time distribute less than the entire amount of net investment income earned in a particular period. Such undistributed net investment income would be available to supplement future distributions which might otherwise have been reduced by a decrease in the Fund’s monthly net income due to fluctuations in investment income or expenses, or due to an increase in the dividend rate on any of the Fund’s outstanding preferred stock. As a result, the distributions paid by a Fund for any particular monthly period may be more or less than the amount of net investment income actually earned by the Fund during such period. Undistributed net investment income will be added to a Fund’s net asset value and, correspondingly, distributions from undistributed net investment income will be deducted from the Fund’s net asset value.

For tax purposes, each Fund is currently required to allocate net capital gains and other taxable income, if any, between Common Shares and Preferred Shares in proportion to total distributions paid to each class for the year in which such net capital gains or other taxable income is realized. See “Taxation.” For information relating to the impact of the issuance of Preferred Shares on the distributions made by the Funds to holders of Common Shares, see “Comparison of Investment Objectives, Strategies and Principal Risks of Investing in the Funds—Special Leverage Considerations.”

Dividend Reinvestment Plan

Pursuant to each Fund’s Dividend Reinvestment Plan (each Fund’s “Plan”), holders of Common Shares whose Common Shares are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by American Stock Transfer & Trust Company (the “Plan Agent”) in Common Shares pursuant to the Plan, unless they elect to receive distributions in cash. Holders of Common Shares who elect to receive distributions in cash will receive all distributions in cash by check in dollars mailed directly to the holder by the Plan Agent as dividend-paying agent. Holders of Common Shares who do not wish to have distributions automatically reinvested should notify the Plan Agent at the address below. Distributions with respect to Common Shares registered in the name of a bank, broker-dealer or other nominee (i.e., in “street name”) will be reinvested under the Plan unless the service is not provided by the bank, broker-dealer or other nominee or the holder elects to receive distributions in cash. Investors who own Common Shares registered in the name of a bank, broker-dealer or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their Common Shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the holders of Common Shares in administering each Fund’s Plan. After a Fund declares a distribution on the Common Shares or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy the Fund’s Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. Neither Fund will issue any new Common Shares in connection with the Plan.

Participants have the option of making additional cash payments to the Plan Agent, monthly, in a minimum amount of $250, for investment in a Fund’s Common Shares. The Plan Agent will use all such funds received from participants to purchase Common Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in each Fund’s Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

In the case of holders of Common Shares, such as banks, broker-dealers or other nominees, who hold Common Shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the holders as representing the total amount registered in such holders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash.

There is no charge to participants for reinvesting of distributions or voluntary cash payments. The Plan Agent’s fees for the reinvestment of distributions and voluntary cash payments will be paid by the Funds. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of distributions and voluntary cash payments made by the participant. The receipt of distributions under the Plan will not relieve participants of any income tax which may be payable on such distributions.

Participants may terminate their accounts under each Fund’s Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if notice in writing is received by the Plan Agent not less than ten days prior to any distribution record date. Upon termination, the Plan Agent will send the participant a certificate for the full Common Shares held in the account and a cash adjustment for any fractional Common Shares or, upon written instruction from the participant, the Plan Agent will sell part or all of the participant’s Common Shares and remit the proceeds to the participant, less a $2.50 fee plus brokerage commission for the transaction.

Experience under each Fund’s Plan may indicate that changes in the Plan are desirable. Accordingly, each Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any distributions paid subsequent to notice of the termination sent to all participants in the Plan at least 30 days before the record date for the distribution. The Plan also may be amended by the respective Fund or the Plan Agent upon at least 30 days’ written notice to participants in the Plan.

All correspondence concerning each Fund’s Plan should be directed to the Plan Agent at 59 Maiden Lane, New York, New York 10038.

TAXATION

Federal Income Tax Matters

The following is based upon the advice of Simpson Thacher & Bartlett LLP, counsel to the Funds.

Each Fund has elected to be treated as, and intends to continue to qualify under Subchapter M of the Code as, a regulated investment company and to satisfy conditions which will enable interest income from tax-exempt securities, which is exempt from federal income tax in the hands of such Fund, to qualify as exempt-interest dividends when distributed to the shareholders of such Fund. To qualify under Subchapter M for tax treatment as a regulated investment company, each Fund must, among other things: (1) distribute to its shareholders at least 90% of the sum of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and its net tax-exempt income; (2) derive in each taxable year at least 90% of its gross income from: (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”); and (3) diversify its holdings so that, at the end of each quarter of each taxable year of such Fund (a) at least 50% of the value of such Fund’s total assets is represented by cash, cash items, U.S. Government securities and securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the value of such Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers that such Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships. As a regulated investment company, each Fund generally will not be subject to federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders.

If in any year either Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, such Fund would incur a regular corporate federal income tax upon its taxable income for that year, and distributions to shareholders would be taxable to such shareholders as ordinary dividend income to the extent of the current earnings and profits of such Fund. Under current law, ordinary income of individuals will be taxable at a maximum marginal rate of 35%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of individual and other noncorporate shareholders and (ii) for the dividends received deduction in the case of corporate shareholders.

A regulated investment company that fails to distribute, by the close of each calendar year, at least 98% of its ordinary taxable income and at least 98% of its capital gain net income, plus any shortfalls from any prior year’s required distribution, is liable for a 4% excise tax on the portion of the undistributed amounts of such income that are less than the required percentages of such distributions. For these purposes, each Fund will be deemed to have distributed any income on which it paid federal income tax. To avoid the imposition of this excise tax, each Fund intends to make the required distributions of its ordinary taxable income, if any, and its capital gain net income, to the extent possible, by the close of each calendar year.

The IRS currently requires a regulated investment company that has two or more classes of shares to allocate proportionate amounts of each type of such company’s income for the year to each class of shares based upon the percentage of total dividends distributed to each class for the taxable year. So long as the IRS maintains this position, each Fund intends to allocate net tax-exempt interest, net capital gains and other taxable income, if any, between the Common Shares and Preferred Shares in proportion to the total dividends paid to each class with respect to the taxable year. To the extent permitted under applicable law, each Fund reserves the right to make special allocations of income within a class, consistent with the objectives of such Fund.

Each Fund intends to qualify to pay “exempt-interest dividends” as defined under the Code on Common Shares and Preferred Shares. Under the Code, at the close of each quarter of its taxable year, if at least 50% of the value of its total assets consists of obligations described in Section 103(a) of the Code, each Fund shall be qualified to pay exempt-interest dividends to its shareholders. Exempt-interest dividends are dividends or any part thereof (other than a capital gain dividend) paid by a

Fund, attributable to interest on tax-exempt securities and are so designated by such Fund. Exempt-interest dividends will be exempt from federal income tax, subject to the possible application of the federal alternative minimum tax. Insurance proceeds received by a Fund under any insurance policies in respect of scheduled interest payments on defaulted tax-exempt securities, as described herein, generally will be excludable from federal gross income under Section 103(a) of the Code. Distributions to shareholders by a Fund of net income received, if any, from taxable temporary investments and net short-term capital gains, if any, realized by such Fund will be taxable to shareholders as ordinary income. Distributions, if any, of net capital gains are taxable as long-term capital gains, regardless of the length of time the shareholder has owned shares of the Fund and regardless of whether the distribution is received in additional shares or in cash. A distribution of an amount in excess of a Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Distributions paid by each Fund generally will not be eligible for the dividends received deduction allowed to corporations or for the reduced rates applicable to certain qualified dividend income received by non-corporate shareholders before January 1, 2011.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional shares of a Fund.

Each Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will (i) be required to report his pro rata share of such gain on his tax return as long-term capital gain, (ii) receive a refundable tax credit for his pro rata share of tax paid by such Fund on the gain and (iii) increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by each Fund (and received by shareholders) on December 31 of the year in which declared.

If at any time when Preferred Shares are outstanding either Fund does not meet the asset coverage requirements of the 1940 Act, such Fund will be required to suspend distributions to holders of Common Shares until the asset coverage is restored. See “Comparison of Investment Objectives, Strategies and Principal Risks of Investing in the Funds—Special Leverage Considerations.” This may prevent such Fund from satisfying the distribution requirements described above, and may therefore jeopardize such Fund’s qualification for taxation as a regulated investment company. Upon any failure to meet the asset coverage requirements of the 1940 Act, each Fund may, in its sole discretion, redeem Preferred Shares in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to such Fund and its shareholders of failing to qualify as a regulated investment company. There can be no assurance, however, that any such action would achieve such objectives.

In general, the sale or other disposition of shares will result in capital gain or loss to shareholders. A shareholder’s gain or loss generally will be a long-term gain or loss if the shares have been held for more than one year. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, under current law net capital gains will be taxed at a maximum rate of 15% for taxable years beginning on or before December 31, 2010 (thereafter, the maximum rate will increase to 20%, unless Congress enacts legislation providing otherwise), while short-term capital gains and other ordinary income will be taxed at a maximum rate of 35%. Because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective rate of tax may be higher in certain circumstances. Losses realized by a shareholder on the sale or exchange of shares held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts designated as undistributed capital gains) with respect to such shares. In addition, no loss will be allowed on the sale or other disposition of shares if the owner acquires or enters into a contract or option to acquire securities that are substantially identical to such shares within 30 days before or after the disposition.

Federal law imposes an alternative minimum tax with respect to both corporations and individuals. Interest on certain tax-exempt securities, such as bonds issued to make certain loans for housing purposes or to private entities (but not to certain tax-exempt organizations such as universities and non-profit hospitals) is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. To the extent that a Fund receives income from tax-exempt securities subject to the federal alternative minimum tax, a portion of the dividends paid by such Fund, although otherwise exempt from federal income tax, will be taxable to shareholders to the extent that their tax liability will be determined under the alternative minimum tax. Each Fund will annually supply shareholders with a report indicating the percentage of such Fund’s income attributable to tax-exempt securities subject to the federal alternative minimum tax.

In addition, the alternative minimum taxable income for corporations is increased by 75% of the difference between an alternative measure of income (“adjusted current earnings”) and the amount otherwise determined to be the alternative minimum taxable income. Interest on all tax-exempt securities, and therefore all distributions by each Fund that would otherwise be tax-exempt, is included in calculating a corporation’s adjusted current earnings.

Because each Fund may invest in private activity bonds, the interest on which is not federally tax-exempt to persons who are “substantial users” of the facilities financed by such bonds or “related persons” of such “substantial users,” either Fund may not be an appropriate investment for shareholders who are considered either a “substantial user” or a “related person” within the meaning of the Code. Prospective investors should consult their own tax advisors on whether they would constitute “substantial users” or “related persons” before investing in either Fund.

Each Fund may invest in zero coupon securities (and possibly other securities) having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price). Each year, each Fund will be required to accrue as income a portion of such original issue discount even though such Fund may receive no cash payments of interest with respect to such securities. Because, as discussed above, each Fund will, in general, be required to distribute at least 90% of its net investment income (including accrued original issue discount and tax-exempt income) to qualify as a regulated investment company, each Fund may be required in some years to distribute an amount greater than the total cash such Fund actually receives during the year. Accordingly, in order to make the required distribution, each Fund may be required to borrow or to liquidate securities.

Certain of each Fund’s investments and hedging transactions may be subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause such Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions, and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. Each Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions. However, because any income or gain earned from such investments and hedging transactions generally would not constitute tax-exempt income to either Fund, each Fund does not intend to engage in any such investments or hedging transactions to a significant extent.

Tax-exempt income, including exempt-interest dividends paid by each Fund, is taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax.

The Code provides that interest on indebtedness incurred or continued to purchase or carry assets such as shares of either Fund is not deductible. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

Each Fund is required in certain circumstances to withhold 28% of taxable dividends and certain other payments paid to non-corporate shareholders who do not furnish to such Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding.

The Code provides that every shareholder required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from either Fund during the taxable year.

The value of shares acquired pursuant to the Dividend Reinvestment Plan generally will be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income.

For special tax considerations regarding the ownership of the Funds’ Preferred Shares, see “Description of the Funds’ Capital Stock—Preferred Shares—Special Tax Considerations Relating to Preferred Shares.”

The foregoing tax discussion is for general information only. The provisions of the Code and regulations thereunder presently in effect as they directly govern the taxation of each Fund and its shareholders are subject to change by legislative or administrative action, and any such change may be retroactive with respect to either Fund’s transactions. The foregoing does not address many of the factors that may be determinative of whether an investor will be liable for the alternative minimum tax. In particular, special classes of taxpayers including, without limitation, S corporations, as defined in Subchapter S of the Code, nonresident alien individuals, foreign corporations, insurance companies, mutual savings banks, tax-exempt entities and persons who may be “substantial users” (or “related persons” of substantial users) of facilities financed by industrial development bonds or private activity bonds should consult their own tax advisors. Shareholders are advised to consult with their own tax advisors for more detailed information concerning federal income tax matters.

State and Local Tax Matters

The exemption from federal income tax for exempt-interest dividends does not necessarily result in exemption for such dividends under the income or other tax laws of any state or local taxing authority. Some states exempt from state income tax that portion of any exempt-interest dividend that is derived from interest received by a regulated investment company on its holdings of securities of that state and its political subdivisions and instrumentalities. Shareholders are advised to consult with their own tax advisors about state and local tax matters.

NET ASSET VALUE

Net asset value of each Fund is determined no less frequently than weekly, on the last business day of each week and at such other times as the Board may determine, by dividing the value of the net assets of the Fund (the value of its assets less its liabilities, exclusive of capital stock and surplus, and less the liquidation value of any outstanding Preferred Shares, which is expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon, whether or not earned or declared) by the total number of Common Shares outstanding. In valuing the Fund’s assets, all securities for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there was a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there was no sales price on such date and bid and asked quotations are available and (iii) at the bid price if there was no sales price on such date and only bid quotations are available. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost, unless the Board determines that such valuation does not constitute fair value. Securities for which reliable quotations or pricing services are not readily available and all other securities and assets are valued at fair value as determined in good faith by, or under procedures established by, the Board. Both Funds have adopted identical procedures for determining the fair value of such securities.

DESCRIPTION OF THE FUNDS’ CAPITAL STOCK

The authorized capital stock of MNP is 100,000,000 shares of capital stock, par value $0.001 per share, and the authorized capital stock of MPT is 100,000,000 shares of capital stock, par value $0.001 per share. The following table presents the number of shares of (i) capital stock authorized by each Fund, and (ii) capital stock outstanding for each class of authorized shares of each Fund as of March 23, 2007:

Fund	Amount Authorized		Amount Outstanding as of March 23, 2007
MNP
Common Shares	99,998,300	(1)	4,922,314
Preferred Shares	1,700	(1)	800
MPT
Common Shares	99,999,100		6,007,094
Preferred Shares	900		900

(1)	After the designation of 900 additional MNP Preferred Shares to be issued in connection with the Merger; assumes shareholders approve Proposals 1 and 2.

Additional information about each Fund’s Common Shares and Preferred Shares appears below in this section.

Common Shares

There are no material differences between the rights of holders of MNP Common Shares and the holders of MPT Common Shares.

As described above, the authorized capital stock of MNP is 100,000,000 shares of capital stock, $0.001 par value per share, 99,998,300 of which have been designated as MNP Common Shares (after the designation of 900 additional MNP Preferred Shares to be issued in connection with the Merger). The outstanding MNP Common Shares are, and the MNP Common Shares to be issued in the Merger will be, when issued, fully paid and nonassessable. All MNP Common Shares are equal as to dividends, distributions and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each MNP Common Share is entitled to its proportion of MNP’s assets after debts and expenses. There are no cumulative voting rights for the election of Directors.

Also as described above, the authorized capital stock of MPT is 100,000,000 shares of capital stock, $0.001 par value per share, 99,999,100 of which have been designated MPT Common Shares. The outstanding MPT Common Shares are fully paid and nonassessable. All MPT Common Shares are equal as to dividends, distribution and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each MPT Common Share is entitled to its proportion of MPT’s assets after debts and expenses. There are no cumulative voting rights for the election of Directors.

Neither Fund has a present intention of offering additional Common Shares to the public except to the extent that MNP intends to issue new MNP Common Shares to holders of MPT Common Shares in the Merger. Other offerings of a Fund’s Common Shares, if made, will require approval of that Fund’s Board. Any additional offering will be subject to the requirements of the 1940 Act that shares of common stock may not be sold at a price below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing shareholders or with the consent of a majority of the outstanding shares of common stock.

Tender Offers

In connection with the MNP Settlement Agreement discussed above, the Board of MNP agreed to conduct up to five tender offers for certain amounts of the outstanding MNP Common Shares, provided certain conditions are present. MNP has already completed two of those tender offers. Remaining are three tender offers, to be commenced in the second calendar quarter of 2007, the fourth calendar quarter of 2007 and the second calendar quarter of 2008, respectively, for up to 5% of the then outstanding MNP Common Shares. Each of these tender offers must be conducted provided that, in each case, during the 12 calendar weeks leading up to the end of the calendar quarter preceding the respective quarter in which the tender offer is to take place, MNP Common Shares trade on the New York Stock Exchange at an average discount from NAV of more than 5% as of the last trading day in each week during such 12-week period. If the Merger takes place, the combined Fund would be obligated to conduct the remaining tender offers, subject to the condition discussed above.

A similar requirement to conduct tender offers did not appear in the MPT Settlement Agreement.

Special Voting Provisions

Each Fund has provisions in its Charter and By-Laws that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. Each Fund’s Board is divided into three classes, each having terms of three years. At each Fund’s annual meeting of shareholders in each year, the term of one class expires and Directors are elected to serve in that class for terms of three years. This provision could delay for up to two years the replacement of a majority of the Board. A Director may be removed from office only for cause and only by a vote of the holders of at least 75% of the shares of the Fund entitled to be cast on the matter. The written request by the holders of at least 10% of the shares of a Fund entitled to be cast on such matter is required to call a meeting for the purpose of removing a Director.

The affirmative vote of 75% of the entire Board of each Fund is required to authorize the conversion of the Fund from a closed-end to an open-end investment company. The conversion also requires the affirmative vote of the holders of 75% of the votes entitled to be cast thereon by holders of the outstanding voting stock of the Fund, unless it is approved by a vote of 75% of the Continuing Directors (as defined below), in which event such conversion requires the approval of the holders of a majority of the outstanding voting stock of the Fund. A “Continuing Director” is any member of the Board of a Fund who (i) is not a person or affiliate of a person who enters or proposes to enter into a Business Combination (as defined below) with the Fund (an “Interested Party”) and (ii) who has been a member of the Board since the commencement of the Fund’s operations, or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of a Fund.

The affirmative votes of 75% of the entire Board and the holders of 75% of the outstanding voting stock of either Fund are required to adopt, approve, advise or authorize any of the following transactions:

(1) merger, consolidation or statutory share exchange of the Fund with or into any other person;

(2) issuance or transfer by the Fund (in one or a series of transactions in any 12 month period) of any securities of the Fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding issuances or transfers of debt securities of the Fund, sales of securities of the Fund in connection with a public offering, issuances of securities of the Fund pursuant to a dividend reinvestment plan adopted by the Fund, issuances of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund and portfolio transactions effected by the Fund in the ordinary course of its business;

(3) sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12 month period) to or with any person or entity of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions (including pledges of portfolio securities in connection with borrowings) effected by the Fund in the ordinary course of its business (transactions described in clauses (1), (2) and (3) above being known individually as a “Business Combination”);

(4) any proposal for the voluntary liquidation or dissolution of the Fund or an amendment to the Fund’s Charter to terminate the Fund’s existence; or

(5) unless the 1940 Act or federal law requires a lesser vote, any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund’s assets as to which shareholder approval is required under federal or Maryland law.

However, the 75% shareholder vote will not be required with respect to the foregoing transactions (other than those set forth in (5) above) if they are approved by a vote of 75% of the Continuing Directors. In that case, if Maryland law requires, the affirmative vote of a majority of the votes entitled to be case shall be required. See “Description of the Funds’ Capital Stock—Preferred Shares.” In addition, in the discretion of the Board of each Fund subject to the 1940 Act, the terms of any preferred stock may also provide for the vote of up to 75% of the preferred stock, voting separately as a class, with respect to some or all of the foregoing transactions and/or with respect to the conversion of either Fund from a closed-end to an open-end investment company.

Each Fund’s By-Laws contain provisions the effects of which are to prevent matters, including nominations of Directors, from being considered at a shareholders’ meeting where the Fund has not received notice of the matters at least 60 days prior to the meeting (or 10 days following the date notice of such meeting is given by the Fund if less than 70 days’ notice of such meeting is given by the Fund).

Board of each Fund has determined that the foregoing voting requirements, which are generally greater than the minimum requirements under Maryland law and the 1940 Act, are in the best interests of shareholders generally.

Reference is made to the Charter and By-Laws of each Fund, on file with the SEC, for the full text of these provisions. These provisions could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of a Fund in a tender offer or similar transaction. In the opinion of the Investment Manager, however, these provisions offer several possible advantages. They may require persons seeking control of a Fund to negotiate with its management regarding the price to be paid for the shares required to obtain such control, they promote continuity and stability and they enhance the Fund’s ability to pursue long-term strategies that are consistent with its investment objectives.

In any event, holders of each Fund’s Common Shares are entitled to one vote per Common Share, and except as described below under “—Preferred Shares—Voting Rights,” each Common Share and Preferred Share of each Fund has equal voting rights with all other outstanding Common Shares and Preferred Shares of that Fund.

Preferred Shares

The following is a brief description of the terms of each Fund’s Preferred Shares, including the MNP Preferred Shares to be issued in the Merger. This description does not purport to be complete and is subject to and qualified in its entirety by reference to either Fund’s Charter and Articles Supplementary, including the provisions thereof establishing the MNP Preferred Shares to be issued in the Merger. Certain terms of the Funds’ Preferred Shares are also described under “—The Auction” in this section and “Comparison of Investment Objectives, Strategies and Principal Risks of Investing in the Funds—Rating Agency Guidelines.” Each Fund’s Charter and the form of Articles Supplementary establishing the terms of the Preferred Shares have been filed previously with the SEC. See the Glossary attached as Appendix D to this Proxy Statement/Prospectus for the definitions of certain terms used in the following discussion.

General

There are currently 800 MNP Preferred Shares issued and outstanding and 900 MPT Preferred Shares issued and outstanding. Pursuant to MNP’s Charter and Articles Supplementary, the Board of MNP has reclassified 900 shares of capital stock as additional MNP Preferred Shares to be issued to the holders of MPT Preferred Shares in the Merger, subject to approval by the holders of a majority of the outstanding MNP Preferred Shares of Proposal 2.

Preferred Shares are shares of Preferred Stock of the Funds that entitle their holders to receive dividends when, as and if declared by the Board, out of funds legally available therefor, at a rate per annum determined as set forth under “—Dividends” below. Each Fund’s Preferred Shares have a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared). All MNP Preferred Shares and MPT Preferred Shares currently outstanding are, and upon the issuance of the additional MNP Preferred Shares in the Merger all outstanding

MNP Preferred Shares will be, fully paid and non-assessable. See “—Liquidation Rights” below. Neither Fund’s Preferred Shares are convertible into Common Shares or other capital stock of the Fund and the holders thereof will have no preemptive rights. Preferred Shares are not subject to any sinking fund but will generally be subject to redemption as set forth below under “—Redemption.” All MNP Preferred Shares and MPT Preferred Shares currently rank, and upon the issuance of the additional MNP Preferred Shares in the Merger all MNP Preferred Shares will rank, on a parity with each other and with shares of any other series of Preferred Stock as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up.

Except in any Auction, each Fund will have the right (to the extent permitted by applicable law) to purchase or otherwise acquire any Preferred Shares, as long as the Fund is current in the payment of dividends on Preferred Shares and on any other capital stock of the Fund ranking on a parity with Preferred Shares with respect to the payment of dividends or upon liquidation. Any Preferred Shares redeemed, purchased or otherwise acquired by a Fund may not be reissued.

The Auction Agent will be the transfer agent, registrar, dividend paying agent and redemption agent for each Fund’s Preferred Shares. The registrar for each Fund’s Preferred Shares will send notices to holders of Preferred Shares of any special meetings at which holders of Preferred Shares have the right to elect Directors of either Fund. See “—Voting Rights” below.

Dividends

General. The holders of each Fund’s Preferred Shares are entitled to receive, when, as and if declared by the Board of the Fund, out of funds legally available therefor, cumulative cash dividends on their Preferred Shares, at the Applicable Rate per annum determined as set forth below under “—Determination of Dividend Rate,” and an uncertificated right (a “Right”) to receive an Additional Dividend as provided below under “—Additional Dividends”, payable on the respective dates set forth below.

Immediately prior to the Closing Date of the Merger, each of MPT and MNP, to the extent applicable, will pay all accumulated but unpaid dividends to holders of its Preferred Shares, which together with all previous dividends, are intended to have the effect of distributing to holders of its Preferred Shares all dividends that have accrued through the Closing Date, if any.

Cash dividends on each Fund’s Preferred Shares accumulate at the Applicable Rate per annum and, except as provided below, are payable on each succeeding fourth Tuesday; provided, however, that if any Subsequent Rate Period is a Rate Period of seven Rate Period Days, dividends shall be payable on the first Tuesday next succeeding the first day of such Subsequent Rate Period and provided further, however, that if such Tuesday is not a Business Day, then dividends shall be payable on the first Business Day that falls after such Tuesday.

Each Fund in its discretion may establish Dividend Payment Dates that differ from those set forth above in respect of any Rate Period of 28 Rate Period Days provided notice thereof is given to the Auction Agent not later than 1:00 p.m. on the third Business Day prior to the first day of such Rate Period, or different Dividend Payment Dates in respect of any Special Rate Period that differ from those set forth above provided that such dates in respect of such Special Rate Period shall be set forth in the Notice of Special Rate Period, as delivered to the Auction Agent; and further provided that (1) any such Dividend Payment Date shall be a Business Day and (2) the last Dividend Payment Date in respect of such Special Rate Period shall be the Business Day immediately following the last day thereof, as such last day is determined as set forth below under “—Designation of Special Rate Periods.”

Each dividend on each Fund’s Preferred Shares will be paid on the Dividend Payment Date therefor to the holders of record as their names appear on the stock books of the Fund on the Business Day next preceding such Dividend Payment Date. The holder of record is expected to be the nominee of the Securities Depository. See “—The Auction—Securities Depository” below. The Securities Depository, in accordance with its current procedures, is expected to credit on each Dividend Payment Date dividends received from the relevant Fund to the accounts of the respective Agent Members in next-day funds. Each of the Broker-Dealers, however, has represented to each Fund that such Broker Dealer (or if such Broker Dealer does not act as Agent Member, the Agent Member designated by such Broker-Dealer) will make such dividend payments available in same-day funds on each Dividend Payment Date to customers that use such Broker-Dealer or its designee as Agent Member. A holder of a Fund’s Preferred Shares that does not use one of the Broker Dealers or an affiliate thereof as its Agent Member should contact the Agent Member used by such holder to determine whether such Agent Member will make dividend payments available to such holder in next-day or same-day funds. If any Agent Member does not make such dividends available in same-day funds to a holder, such holder who uses such Agent Member would not have same-day funds available to it until the next Business Day, which would be the following Wednesday, if it is a Business Day. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the holders of record as their names appear on the stock books of the relevant Fund on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of that Fund.

Determination of Dividend Rate. The dividend rate on each Fund’s Preferred Shares for each Subsequent Rate Period is equal to the rate per annum that results from an Auction on the Auction Date next preceding such Subsequent Rate Period; provided, however, if:

(i) an Auction for any Subsequent Rate Period is not held for any reason other than as described below, the dividend rate for such Subsequent Rate Period will be the Maximum Rate (as defined herein) on the Auction Date therefor;

(ii) any Failure to Deposit shall have occurred during any Rate Period thereof (other than any Rate Period of more than 364 Rate Period Days or any Rate Period succeeding any Rate Period of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), but, prior to 12:00 Noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall have been cured in, accordance with, the next succeeding paragraph and the relevant Fund shall have paid to the Auction Agent a late charge (“Late Charge”) equal to the sum of (1) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the full amount of dividends with respect to any Dividend Period on the Fund’s Preferred Shares, an amount computed by multiplying (x) 200% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the Dividend Payment Date for such Dividend Period by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit has not been cured in accordance with the next succeeding paragraph (including the day such Failure to, Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator or which shall be 360, and applying the rate obtained against the aggregate product of $50,000 times the number of outstanding Preferred Shares and (2) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the Redemption Price of the Fund’s Preferred Shares for which Notice of Redemption has been given by the Fund, an amount computed by multiplying (x) 200% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the redemption date by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit is not cured in accordance with the next succeeding paragraph (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate product of $50,000 times the number of outstanding the Fund’s Preferred Shares to be redeemed, no Auction will be held for the Subsequent Rate Period thereof and the dividend rate for such Subsequent Rate Period will be the Maximum Rate on the Auction Date for such Subsequent Rate Period;

(iii) any Failure to Deposit shall have occurred during any Rate Period thereof (other than any Rate Period of more than 364 Rate Period Days or any Rate Period succeeding any Rate Period of more than 364 Rate Period Days during which a Failure to Deposit occurred but has not be cured), and, prior to 12:00 Noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall not have been cured in accordance with the next succeeding paragraph or the relevant Fund shall not have paid the applicable Late Charge to the Auction Agent, no Auction will be held for the first Subsequent Rate Period thereof. thereafter (or for any Rate Period thereafter to and, including the Rate Period during which such Failure to Deposit is cured and in accordance with the next succeeding paragraph and the Fund pays the applicable Late Charge to the-Auction Agent, in each case no later than 12:00 Noon, New York City time, on the fourth Business Day prior to the end of such Rate Period), and the dividend rate for each such Subsequent Rate Period will be a rate per annum equal to the Maximum Rate on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for the Preferred Shares, for purposes of determining such Maximum Rate, being deemed to be “Below “ba3”/BB-”); or

(iv) any Failure to Deposit shall have occurred during a Rate Period thereof of more than 364 Rate Period Days, or during any Rate Period thereof succeeding any Rate Period of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured, and, prior to 12:00 Noon, New York City time, on the fourth Business Day preceding the Auction Date for the Rate Period subsequent to such Rate Period, such Failure to Deposit shall not have been cured in accordance with the next succeeding paragraph or the relevant Fund shall not have paid the applicable Late Charge to the Auction Agent (such Late Charge, for purpose of this subparagraph (iv), to be calculated by using, as the Reference Rate, the Reference Rate applicable to a Rate Period (x) consisting of more than 182 Rate Period Days but fewer than 365 Rate Period Days and (y) commencing on the date on which the Rate Period during which Failure to Deposit occurs commenced), no Auction will be held for such Subsequent Rate Period (or for any Rate Period thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with the next succeeding sentence and (2) the Fund pays the applicable Late Charge to the Auction Agent, in each case no later than 12:00 Noon, New York City time, on the fourth Business Day prior to the end of such Rate Period), and the dividend rate for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for the Fund’s Preferred Shares, for purposes of determining such Maximum Rate, being deemed to be below “ba3”/BB-);

(the rate per annum at which dividends are payable for any Rate Period being herein referred to as the “Applicable Rate”).

A Failure to Deposit shall have been cured (if such Failure to Deposit is not solely due to the willful failure of a Fund to make the required payment to the Auction Agent) with respect to any Rate Period if, within the respective time periods described immediately above, the Fund shall have paid to the Auction Agent (i) all accumulated and unpaid dividends on the Fund’s Preferred Shares and (ii) without duplication, the Redemption Price for the Fund’s Preferred Shares, if any, for which Notice of Redemption has been mailed; provided, however, that the foregoing clause (ii) shall not apply to a Fund’s failure to pay the Redemption Price in respect of the Fund’s Preferred Shares when the related Notice of Redemption provides that redemption of the Fund’s Preferred Shares is subject to one or more conditions precedent and each such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of stock ranking, as to the payment of dividends, on a parity with a Fund’s Preferred Shares for any period, unless full cumulative dividends have been or contemporaneously are declared and paid on the Fund’s Preferred Shares through their most recent Dividend Payment Date. When dividends are not paid in full upon a Fund’s Preferred Shares through their most recent Dividend Payment Date or upon the shares of any other class or series of stock ranking on a parity as to the payment of dividends with the Fund’s Preferred Shares through their most recent respective dividend payment dates, all dividends declared upon the Fund’s Preferred Shares and any other such class or series of stock ranking on a parity as to the payment of dividends with the Preferred Shares shall be declared pro rata so that the amount of dividends declared per share on the Fund’s Preferred Shares and such other class or series of stock bear to each other the same ratio that accumulated dividends per Preferred Share and such other class or series of stock bear to each other (for purposes of this sentence, the amount of dividends declared per Preferred Share shall be based on the Applicable Rate for such share for the Dividend Periods during which dividends were not paid in full). Holders of neither Fund’s Preferred Shares shall be entitled to any dividend, whether payable in cash, property or stock, in excess of full cumulative dividends, as herein provided, on the Fund’s Preferred Shares. No interest, or sum of monies in lieu of interest, shall be payable in respect of any dividend payment or payments on either Fund’s Preferred Shares which may be in arrears, and, except as otherwise provided herein, no additional sum of money will be payable in respect of any such arrearage.

The amount of dividends per Preferred Share payable on any date on which dividends shall be payable shall be computed by multiplying the respective Applicable Rate in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 365 if such Dividend Period is a Rate Period of seven days and 360, for all other Dividend Periods, and applying the rate obtained against $50,000. Any dividend payment made on a Fund’s Preferred Shares shall first be credited against the earliest accumulated but unpaid dividends due with respect to the Fund’s Preferred Shares.

It is expected that the initial dividend rate for the additional MNP Preferred Shares to be issued in the Merger will be equal to the Applicable Rate per annum that results from an Auction taking place on the Closing Date, which is expected to be Monday, June 25, 2007; however, if the Closing Date is not an Auction Date, the initial dividend rate for the additional MNP Preferred Shares will be equal to the Applicable Rate per annum that results from the Auction taking place on the Auction Date next preceding the Closing Date. In either event, dividends on the MNP Preferred Shares to be issued in the Merger will accumulate from the date following the Closing Date.

Designation of Special Rate Periods. Each Fund, at its option, may designate any succeeding Subsequent Rate Period as a Special Rate Period consisting of a specified number of Rate Period Days evenly divisible by seven and not more than 1,820 subject to adjustment as described below. A designation of a Special Rate Period shall be effective only if (i) notice thereof shall have been given as provided herein, (ii) an Auction shall be held on the Business Day next preceding the first day of such Special Rate Period, (iii) any failure to pay in timely manner to the Auction Agent the full amount of any dividend on, or the Redemption Price of, the Fund’s Preferred Shares shall have been cured as set forth under

“—Dividends—Determination of Dividend Rate,” (iv) Sufficient Clearing Bids shall have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Rate Period; and (v) if any Notice of Redemption shall have been mailed by the Fund, as described under “—Redemption—Notice of Redemption” below, the Redemption Price with respect to such shares shall have been deposited with the Auction Agent. In the event a Fund wishes to designate any succeeding Subsequent Rate Period for the Fund’s Preferred Shares as a Special Rate Period consisting of more than 28 Rate Period Days the Fund shall notify S&P (if S&P is then rating the Fund’s Preferred Shares) and Moody’s, (if Moody’s is then rating the Fund’s Preferred Shares) in advance of commencement of such Subsequent Rate Period that the Fund wishes to designate such Subsequent Rate Period as a Special Rate Period and shall provide S&P (if S&P is then rating the Fund’s Preferred Shares) and Moody’s (if Moody’s is then rating the Fund’s Preferred Shares) with such documents as either may request.

In the event either Fund wishes to designate a Subsequent Rate Period as a Special Rate Period, but the day following what would otherwise be the last day of such Special Rate Period is not a Tuesday that is a Business Day, then the Fund shall designate such Subsequent Rate Period as a Special Rate Period consisting of the period, commencing on the first day following the end of the immediately preceding Rate Period and ending on the first Monday that is followed by a Tuesday that is a Business Day preceding what would otherwise be such last day.

If either Fund proposes to designate any succeeding Subsequent Rate Period as a Special Rate Period notice of such proposed Special Rate Period shall be delivered to the Auction Agent (A) with respect to any Special Rate Period of fewer than 28 Rate Period Days, not less than four Business Days prior to the date the Fund proposes to designate as the first day of such Special Rate Period and (B) with respect to any other Special Rate Period, not less than 20 nor more than 30 days prior to the date the Fund proposes to designate as the first day of such Special Rate Period (which, in each case, shall be such day that would otherwise be the first day of a Rate Period of 28 Rate Period Days). Each such notice shall state (A) that the Fund may exercise its option to designate a succeeding Subsequent Rate Period as a Special Rate Period, specifying the first day thereof and (B) that the Fund will, by 11:00 A.M., New York City time, on the second Business Day next preceding such date (or by such later time or date, or both, as may be agreed to by the Auction Agent) notify the Auction Agent of either (x) its determination, subject to certain conditions, to exercise such option, in which case the Fund shall specify the Special Rate Period designated, or (y) its determination not to exercise such option.

No later than 11:00 A.M., New York City time, on the second Business Day next preceding the first day of any proposed Special Rate Period as to which notice has been given as set forth in the preceding paragraph (or such later time or date, or both, as may be agreed to by the Auction Agent), each Fund shall deliver to the Auction Agent either:

(i) a notice (“Notice of Special Rate Period”) stating (A) that the Fund has determined to designate the next succeeding Rate Period as a Special Rate Period, specifying the same and the first day thereof; (B) the Auction Date immediately prior to the first day of such Special Rate Period; (C) that such Special Rate Period shall not commence if (1) an Auction shall not be held on such Auction Date for any reason or (2) an Auction shall be held on such Auction Date but Sufficient Clearing Bids shall not exist in such Auction; (D) the scheduled Dividend Payment Dates during such Special Rate Period; and (E) the Special Redemption Provisions, if any, applicable to such Special Rate Period; such notice to be accompanied by a Preferred Shares Basic Maintenance Report showing that, as of the third Business Day next preceding such proposed Special Rate Period, Moody’s Eligible Assets (if Moody’s is then rating the Fund’s Preferred Shares) and S&P Eligible Assets (if S&P is then rating the Fund’s Preferred Shares) each have an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount as of such Business Day (assuming for purposes of the foregoing calculation that (a) the Maximum Rate is the Maximum Rate on such Business Day as if such Business Day were the Auction Date for the proposed Special Rate Period, and (b) the Moody’s Discount Factors applicable to Moody’s Eligible Assets are determined by reference to the first Exposure Period longer than the Exposure Period then applicable to the Fund, as described in the definition of Moody’s Discount Factor herein); or

(ii) a notice stating that the Fund has determined not to exercise its option to designate a Special Rate Period for the Fund’s Preferred Shares and that the next succeeding Rate Period shall be a Rate Period of 28 Rate Period Days.

If a Fund fails to deliver such notice (and, in the case of the notice described in clause (i) of the preceding sentence, a Preferred Shares Basic Maintenance Report to the effect set forth in clause (i) (if either Moody’s or S&P is then rating the Fund’s Preferred Shares)) with respect to any designation of any proposed Special Rate Period to the Auction Agent by 11:00 A.M., New York City time, on the second Business Day next preceding the first day of such proposed Special Rate Period (or by such later time or date, or both, as may be agreed to by the Auction Agent), the Fund shall be deemed to have delivered a notice to the Auction Agent with respect to such Special Rate Period to the effect set forth in clause (ii) above.

Restrictions on Dividends and Other Payments. Under the 1940 Act, neither Fund may declare dividends (other than dividends payable in the Fund’s Common Shares) or make other distributions on the Fund’s Common Shares or purchase any such Common Shares if, at the time of the declaration or purchase, as applicable (and after giving effect thereto), asset coverage (as defined and determined pursuant to the 1940 Act) with respect to the Fund’s outstanding shares of Preferred Stock would be less than 200% (or such other percentage as may in the future be required by law). Based on the composition of the Funds’ portfolios as of December 31, 2006, asset coverage with respect to the outstanding MNP Preferred Shares is approximately 281% and with respect to the outstanding MPT Preferred Shares is approximately 292%. In addition, based on the composition of the portfolios of the Funds as of December 31, 2006, and assuming the issuance of 900 additional MNP Preferred Shares in connection with the Merger is approved, the asset coverage with respect to the combined Fund following the Merger is estimated to be 287%. Under the Code, each Fund must, among other things, distribute at least 90% of its net investment income each year in order to maintain its qualification for tax treatment as a regulated investment company. The foregoing limitations on dividends, distributions and purchases may under certain circumstances impair each Funds’ ability to maintain such qualification. See “Taxation.”

Upon any failure to pay dividends on a Fund’s Preferred Shares for two years or more, the holders of the Fund’s Preferred Shares will acquire certain additional voting rights. See “—Voting Rights” below. Such rights shall be the exclusive remedy of the holders of the Fund’s Preferred Shares upon any failure to pay dividends on the Fund’s Preferred Shares.

In addition, for so long as any Preferred Shares of either Fund are outstanding, except as otherwise set forth herein, (A) the Fund may not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in Common Shares or options, warrants or rights to subscribe for or purchase Common Shares or other stock, if any, ranking junior to the Fund’s Preferred Shares as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up) in respect of Common Shares or any other stock of the Fund ranking junior to or on a parity with the Fund’s Preferred Shares as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any such Common Shares or any other such junior stock (except by conversion into or exchange for stock of the Fund ranking junior to the Fund’s Preferred Shares as to the payment of dividends and the distribution of assets, upon dissolution, liquidation or winding up) or any such parity stock (except by conversion into or exchange for stock of the Fund ranking junior to or on a parity with the Fund’s Preferred Shares as to dividends and upon the distribution of assets, dissolution, liquidation or winding up), unless (1) full cumulative dividends on the Fund’s Preferred Shares through their most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent, and (2) the Fund has redeemed the full number of the Fund’s Preferred Shares required to be redeemed by any provision for mandatory redemption contained in the Articles Supplementary, and (B) if either Moody’s or S&P is rating the Fund’s Preferred Shares, the Fund may not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other stock, if any, ranking junior to the Fund’s Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation, or winding up) in respect of the Fund’s Common Shares or any other stock of the Fund’s ranking junior to the Fund’s Preferred Shares as to the payment of dividends or the distribution of assets upon dissolution, liquidation, or ending up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior stock (except by conversion into or exchange for stock of the Fund ranking junior to the Fund’s Preferred Shares as to the payment of dividends or the distribution of assets upon dissolution, liquidation, or winding up), unless immediately after such transaction the Discounted Value of the Fund’s portfolio would at least equal the Fund’s Preferred Shares Basic Maintenance Amount (see “Comparison of Investment Objectives, Strategies and Principal Risks of Investing in the Funds—Rating Agency Guidelines,” “—Asset Maintenance” and “—Redemption”).

Additional Dividends. Each dividend shall consist of (i) cash at the Applicable Rate and (ii) an uncertificated Right to receive an Additional Dividend to the extent described below. If, in the case of a Rate Period of 28 Rate Period Days or fewer, each Fund allocates any net capital gains or other income taxable for federal income tax purposes to a dividend paid on the Fund’s Preferred Shares without having given advance notice thereof to the Auction Agent as described under “—The Auction—Auction Dates; Advance Notice of Allocation of Taxable Income” (the amount of such allocation referred to herein as a “Taxable Allocation”) solely by reason of the fact that such allocation is made as a result of the redemption of all or a portion of the outstanding Preferred Shares of the Fund or the liquidation of the Fund, the Fund will, prior to the end of the calendar year in which such dividend is paid, provide notice thereof to the Auction Agent and direct the dividend paying agent to send such notice with an Additional Dividend, out of funds legally available therefor, to each holder of a Right applicable to such Fund’s Preferred Shares (initially expected to be Cede & Co., as nominee of DTC) that was entitled to such dividend payment during such calendar year at such holder’s address as the same appears or last appeared on the stock books of the Fund. See “—Special Tax Considerations Relating to Preferred Shares.”

If, in the case of a Rate Period of more than 28 Rate Period Days, a Fund makes a Taxable Allocation to a dividend paid on the Fund’s Preferred Shares, the Fund will, prior to the end of the year in which such dividend is paid, provide notice thereof to the Auction Agent and direct the dividend paying agent to send such notice with an Additional Dividend, out of funds legally available therefor, to each holder of a Right applicable to such Fund’s Preferred Shares that was entitled to such dividend payment during such calendar year at such holder’s address as the same appears or last appeared on the stock books of the Fund.

Neither Fund shall be required to pay Additional Dividends with respect to any net capital gains or other taxable income determined by the IRS to be allocable in an amount different from that allocated by the Fund.

An “Additional Dividend” means payment to a holder of a Fund’s Preferred Shares of an amount which, when taken together with the aggregate amount of Taxable Allocations allocated to such holder to which such Additional Dividend relates, would cause such holder’s dividends in dollars (after federal income tax consequences) from the aggregate of such Taxable Allocations and the related Additional Dividend to be equal to the dollar amount of the dividends which would have been received by such holder if the amount of aggregate Taxable Allocations would have been excludable from the gross income of such holder. Such Additional Dividend shall be calculated (i) without consideration being given to the time value of money, (ii) assuming that no holder of either Fund’s Preferred Shares is subject to the federal alternative minimum tax with respect to dividends received from the Fund, and (iii) assuming that each Taxable Allocation and Additional Dividend (except to the extent such Additional Dividend is designated as an exempt-interest dividend under Section 852(b)(5) of the Code, or successor provisions) would be taxable in the hands of each holder of the Fund’s Preferred Shares at the maximum marginal regular federal individual income tax rate applicable to ordinary income or net capital gains, as applicable, or the maximum marginal regular federal corporate income tax rate applicable to ordinary income or net capital gains, as applicable, whichever is greater, in effect during the calendar year in which the payment is made.

Asset Maintenance

The Fund will be required to satisfy two separate asset maintenance requirements under the terms of the Articles Supplementary. These requirements are summarized below.

1940 Act Preferred Shares Asset Coverage. Each Fund is required under the Articles Supplementary to maintain, with respect to the Fund’s Preferred Shares, as of the last Business Day of each month in which any Preferred Shares of the Fund are outstanding, asset coverage of at least 200% with respect to all outstanding senior securities which are stock, including the Fund’s Preferred Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed end investment company as a condition of paying dividends on Common Shares) (“1940 Act Preferred Shares Asset Coverage”). If a Fund fails to maintain 1940 Act Preferred Shares Asset Coverage and such failure is not cured as of the last Business Day of the following month (the “1940 Act Cure Date”), the Fund will be required under certain circumstances to redeem certain of the Fund’s Preferred Shares. See “—Redemption” below.

Based on the composition of MNP’s portfolio as of January 31, 2007, the 1940 Act Preferred Shares Asset Coverage may be computed as follows:

Value of MNP assets less liabilities not constituting senior securities(1)	$112,270,714	= 281%

Senior securities representing indebtedness plus liquidation value of the MNP Preferred Shares	$40,000,000

Based on the composition of MPT’s portfolio as of January 31, 2007, the 1940 Act Preferred Shares Asset Coverage may be computed as follows:

Value of MPT assets less liabilities not constituting senior securities	$131,460,316	= 292%

Senior securities representing indebtedness plus liquidation value of the MNP Preferred Shares	$45,000,000

Based on the composition of the portfolios of MNP and MPT as of January 31, 2007, assuming the approval of the Merger and the issuance of 900 additional MNP Preferred Shares in connection with the Merger, the 1940 Act Preferred Shares Asset Coverage with respect to the combined Fund may be estimated as follows:

Pro forma value of combined Fund assets less liabilities not constituting senior securities(1)	$243,731,030	= 287%

Senior securities representing indebtedness plus liquidation value of the MNP Preferred Shares	$85,000,000

(1)

On January 17, 2007, MNP, in accordance with its tender offer for up to 259,070 of its issued and outstanding Common Shares, accepted and made payment of these Common Shares at $14.42 per Common Share (98% of the net asset value per Common Share of $14.71). These Common Shares represent 5% of MNP’s then outstanding Common Shares. This transaction will be reflected in the 2007 financial statements.

Preferred Shares Basic Maintenance Amount. So long as any Preferred Shares of a Fund are outstanding, the Fund is required under its Articles Supplementary to maintain as of each Valuation Date assets having in the aggregate a Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount established by the rating agency or agencies then rating the Fund’s Preferred Shares. If either Fund fails to meet such requirement as of any Valuation Date and such failure is not cured on or before the fifth Business Day after such Valuation Date (the “Preferred Shares Basic Maintenance Cure Date”), the Fund will be required under certain circumstances to redeem certain of the Fund’s Preferred Shares. Upon any failure to maintain the required Discounted Value, a Fund will use its best efforts to alter the composition of its portfolio to reattain a Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount on or prior to the Preferred Shares Basic Maintenance Cure Date. See “—Redemption.”

With respect to each Fund, the Preferred Shares Basic Maintenance Amount as of any Valuation Date is defined as the dollar amount equal to the sum of:

(i)(A) the product of the number of the Fund’s Preferred Shares outstanding on such Valuation Date multiplied by $50,000, plus any applicable redemption premium;

(B) the aggregate amount of cash dividends that will have accumulated at the Applicable. Rate (whether or not earned or declared) for each Preferred Share outstanding, in each case, to (but not including), the first Dividend Payment Date that follows such Valuation Date;

(C) subject to certain exceptions, the aggregate amount of dividends that would accumulate at the Maximum Rate for a Rate Period of 28 Rate Period Days on any Preferred Shares outstanding from such Dividend Payment Date through the 53rd day after such Valuation Date, multiplied by the Volatility Factor designed to take into account potential increases in dividend rates over such period;

(D) the amount of anticipated Fund expenses for the 90 days subsequent to such Valuation Date;

(E) the amount of the Fund’s Maximum Potential Additional Dividend Liability as of such Valuation Date; and

(F) any current liabilities as of such Valuation Date to the extent not reflected in any of (i)(A) through (i)(E) (including, without limitation, any payables for Tax-Exempt Securities purchased as of such Valuation Date); less

(ii) the value of any Fund assets irrevocably deposited by the Fund for the payment of any of (i)(A) through (i)(F) all as calculated in accordance with the requirements of the rating agency or agencies then rating the Fund’s Preferred Shares.

For purposes of the foregoing, “Maximum Potential Additional Dividend Liability,” as of any Valuation Date, means the aggregate amount of Additional Dividends that would be due if the fund were to make Taxable Allocations with respect to any taxable Year, estimated based upon dividends paid and the amount of undistributed realized net capital gains and other taxable income earned by a Fund, as of the end of the calendar month immediately preceding such Valuation Date and assuming such Additional Dividends are fully taxable. For purposes of the Preferred Shares Basic Maintenance Amount, so long as S&P is rating a Fund’s Preferred Shares with respect to any transactions by the Fund in futures contracts, the Fund shall include as current liabilities (i) 30% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on the Municipal Index which are owned by the Fund plus (ii) 25% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on Treasury bonds which contracts are owned by the Fund.

Additionally, for purposes of the Preferred Shares Basic Maintenance Amount, so long as Moody’s is rating a Fund’s Preferred Shares, with respect to any transactions by the Fund in securities options, the Fund shall include as current liabilities (i) 10% of the exercise price of a call option written by the Fund and (ii) the exercise price of any written put option.

The Discount Factors and guidelines for determining the market value of each Fund’s portfolio holdings have been based on criteria established in connection with rating the Fund’s Preferred Shares. These factors include, but are not limited to, the sensitivity of the market value of the relevant asset to changes in interest rates, the liquidity and depth of the market for the relevant asset, the credit quality of the relevant asset (for example, the lower the rating of a debt obligation, the higher the related discount factor) and the frequency with which the relevant asset is marked to market. The Discount Factors relating to any asset of a Fund and the Preferred Shares Basic Maintenance Amount, the assets eligible for inclusion in the calculation of the Discounted Value of the Fund’s portfolio and certain definitions and methods of calculations relating thereto may be changed from time to time by the Fund, without shareholder approval, but only in the event the Fund receives written confirmation from the appropriate rating agency that any such changes would not impair the ratings then assigned to the Fund’s Preferred Shares by such rating agency. A rating agency’s Discount Factors and guidelines will apply to the Fund’s Preferred Shares so long as such rating agency is rating the Fund’s Preferred Shares.

On or before the third Business Day after a Valuation Date on which a Fund fails to satisfy the Preferred Shares Basic Maintenance Amount, and on the third Business Day after the Preferred Shares Basic Maintenance Cure Date with respect to such Valuation Date, the Fund is required to deliver to the Auction Agent (so long as either Moody’s or S&P is rating the Fund’s Preferred Shares) a report with respect to the calculation of the Preferred Shares Basic Maintenance Amount and the value of its portfolio holdings as of the date of such failure or such cure date, as the case may be (a “Preferred Shares Basic Maintenance Report”). The Fund will also deliver, as required, a Preferred Shares Basic Maintenance Report as of (i) the fifteenth day, of each month (or, if such day is not a Business Day, the next succeeding Business Day) and (ii) the last Business Day of each month, in each case on or before the third Business Day after such day. Within ten Business Days after delivery of such report relating to the last business Day of each of March, June, September and December of each year, each Fund will deliver a letter prepared by the Fund’s independent accountants regarding the accuracy of the calculations made by the Fund in its most recent Preferred Shares Basic Maintenance Report. If any such letter prepared by a Fund’s independent accountants shows that an error was made in the most recent Preferred Shares Basic Maintenance Report, the calculation or determination made by the Fund’s independent accountants will be conclusive and binding on the Fund.

Minimum Liquidity Level

Pursuant to S&P guidelines, so long as any Preferred Shares of a Fund are rated by S&P, the Fund will be required under its Articles Supplementary to have, as of each Valuation Date, Deposit Securities with maturity or tender dates not later than the day preceding the first Dividend Payment Date (collectively, “Dividend Coverage Assets”) for the Fund’s Preferred Shares outstanding that follows such Valuation Date and having a value not less than the Dividend Coverage Amount (the “Minimum Liquidity Level”). So long as S&P is rating the Preferred Shares of a Fund, if, as of each Valuation Date the Fund does not have the required Dividend Coverage Assets, the Fund will, as soon as practicable, adjust its portfolio in order to meet the Minimum Liquidity Level. The “Dividend Coverage Amount,” as of any Valuation Date, means (A) the aggregate amount of dividends that will accumulate on each Preferred Share of a Fund to (but not including) the first Dividend Payment Date for each such Preferred Share outstanding that follows such Valuation Date plus any liabilities due on or prior to such Dividend Payment Date; less (B) the combined value of Deposit Securities irrevocably deposited for the payment of dividends on the Fund’s Preferred Shares. “Deposit Securities” generally means cash and Tax-Exempt Securities rated at least A-1+ or SP-1+ by S&P. The definitions of “Deposit Securities,” “Dividend Coverage Assets” and “Dividend Coverage Amount” may be changed from time to time by a Fund without shareholder approval, but only in the event the Fund receives confirmation from S&P as long as S&P is then rating the Fund’s Preferred Shares, that any such change would not impair the ratings then assigned by S&P to the Fund’s Preferred Shares.

Redemption

Optional Redemption. To the extent permitted under the 1940 Act and Maryland law, upon giving a Notice of Redemption, as provided below, each Fund, at its option, may redeem the Fund’s Preferred Shares, in whole or in part, out of funds legally available therefor on the second Business Day next preceding any Dividend Payment Date at the optional redemption price per share of $50,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption; provided that: (1) the Fund’s Preferred Shares may not be redeemed in part if after such partial redemption fewer than 250 Preferred Shares remain outstanding and (2) subject to the next succeeding sentence the Notice of Special Rate Period relating to a Special Rate Period for the Fund’s Preferred Shares, as delivered to the Auction Agent, may provide that the Fund’s Preferred Shares shall not be redeemable during the whole or any part of such Special Rate Period (except as provided in the next succeeding paragraph) or shall be redeemable during the whole or any part of such Special Rate Period only upon payment of such redemption premium or premiums as shall be specified therein (“Special Redemption Provisions”). To the extent that short-term rates approach or exceed long-term rates, there is an increased likelihood that the Funds will redeem their Preferred Shares.

In addition, each Fund’s Preferred Shares are redeemable, at the option of the Fund, as a whole but not in part, out of funds legally available therefor, on the first day following any Dividend Period thereof included in a Rate Period of more than 364 Rate Period Days if, on the date of determination of the Applicable Rate for such Rate Period, such Applicable Rate equalled or exceeded on such date of determination the Treasury Note Rate for such Rate Period, at a redemption price of $50,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption.

A Notice of Special Rate Period for a Special Rate Period may contain Special Redemption Provisions only if a Fund’s Board, with the consent of the Broker-Dealer(s), determines that such Special Redemption Provisions are in the best interest of the Fund. In giving such consent, the Broker-Dealer(s) will consider (i) existing short-term and long-term market rates and indices of such short-term and long-term rates, (ii) existing market supply and demand for short-term and long-term securities, (iii) existing yield curves for short-term and long-term securities comparable to the Fund’s Preferred Shares, (iv) industry and financial conditions which may affect the Fund’s Preferred Shares, (v) the investment objectives of the Fund, and (vi) the Rate Periods and dividend rates at which Beneficial Owners and Potential Beneficial Owners of the Fund’s Preferred Shares would remain or become Beneficial Owners.

If fewer than all of the outstanding Preferred Shares of a Fund are to be redeemed as set forth above, the number of shares to be redeemed shall be determined by the Board of the Fund, and such shares shall be redeemed pro rata from the holders of record (initially Cede & Co. as nominee of the Securities Depository) in proportion to the number of such Fund’s Preferred Shares held by such holders. Since the nominee of the Securities Depository is the only record holder of each Fund’s Preferred Shares, the Securities Depository will determine the number of the Fund’s Preferred Shares to be redeemed from the accounts of the Agent Members. The Agent Members, in turn, may determine to redeem a Fund’s Preferred Shares from some persons. listed on their records as Beneficial Owners (which may include an Agent Member holding shares for its own account) without redeeming the Fund’s Preferred Shares from the accounts of other persons listed on their records as Beneficial Owners.

Neither Fund may mail a Notice of Redemption relating to an optional redemption as described above on any date unless on such date (a) the Fund has available certain Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount due to holders of a Preferred Share of the Fund by reason of the redemption of such Fund’s Preferred Shares on such redemption date and (b) the Discounted Value of Moody’s Eligible Assets (if Moody’s is then rating the Fund’s Preferred Shares) and the Discounted Value of S&P Eligible Assets (if S&P is then rating the Fund’s Preferred Shares) each at least equal the Preferred Shares Basic Maintenance Amount and would at least equal the Preferred Shares Basic Maintenance Amount immediately subsequent to such redemption if such redemption were to occur on such date. For purposes of determining in clause (b) of the preceding sentence whether the Discounted Value of Moody’s Eligible Assets at least equal the Preferred Shares Basic Maintenance Amount, the Moody’s Discount Factors applicable to Moody’s Eligible Assets will be determined by reference to the first Moody’s Exposure Period longer, than the Moody’s Exposure Period then applicable to the Fund.

Mandatory Redemption. Each Fund is required to redeem the Fund’s Preferred Shares, out of funds legally available therefor, at the mandatory redemption price of $50,000 per Preferred Share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to (but not including) the date fixed for redemption (such amount, together with the redemption prices discussed above under “—Optional Redemption” being herein referred to as the “Redemption Price”), to, the extent permitted under the 1940 Act and Maryland law, on a date, fixed, by the Board, if the Fund fails to maintain the Preferred Shares Basic Maintenance Amount in accordance with the requirements of the rating agency or agencies then rating the Fund’s Preferred Shares or to satisfy the 1940 Act Preferred Shares Asset Coverage and such failure is not cured on or before the Preferred Shares Basic Maintenance Cure Date or the 1940 Act Cure Date (herein respectively referred to as a “Cure Date”), as the case maybe. In addition, holders of each Fund’s Preferred Shares may be entitled to receive Additional Dividends in the event of redemption of such Fund’s Preferred Shares to the extent provided herein. See “—Dividends—Additional Dividends.”

The number of Preferred Shares of a Fund to be redeemed will be equal to the lesser of (i) the minimum number of the Fund’s Preferred Shares, together with all other shares of Preferred Stock subject to redemption or retirement, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, would have resulted in the satisfaction of the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, as the case may be, on such Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all of the Fund’s Preferred Shares then outstanding will be redeemed) and (ii) the maximum number of the Fund’s Preferred Shares, together with all other shares of Preferred Stock subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor. In determining the number of a Fund’s Preferred Shares required to be redeemed in accordance with the foregoing, the relevant Fund shall allocate the number of the Fund’s Preferred Shares required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, as the case may be, pro rata among the Fund’s Preferred Shares and other Preferred Stock subject to redemption pursuant to provisions similar to those contained in this paragraph.

Each Fund is required to effect such a mandatory redemption not earlier than 20 days and not later than 35 days after such Cure Date except that if the Fund does not have funds legally available for the redemption of all of the required number of the Fund’s Preferred Shares which are subject to mandatory redemption or retirement or the Fund otherwise is unable to effect such redemption on or prior to 35 days after such Cure Date, the Fund will redeem those Preferred Shares or other shares of Preferred Stock which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the outstanding Preferred Shares of a Fund are to be redeemed pursuant to a mandatory redemption, the number of the Fund’s Preferred Shares to be redeemed shall be redeemed pro rata from the holders of such Fund’s Preferred Shares in proportion to the number of such Fund’s Preferred Shares held by such holders, in the same manner as described above in respect of optional redemptions of fewer than all of the outstanding Preferred Shares of the Fund.

Notice of Redemption. Notice of Redemption shall be given by mailing the same to each holder of a Fund’s Preferred Shares to be redeemed (initially expected to be Cede & Co., as nominee of the Securities Depository) not less than 20 nor more than 45 days prior to the date fixed for the redemption thereof to the respective addresses of such holders as the same shall appear on the stock books of the Fund. Each Notice of Redemption will include a statement setting forth: (i) the redemption date, (ii) the number of the Fund’s Preferred Shares to be redeemed, (iii) the CUSIP number for such Fund’s Preferred Shares, (iv) the Redemption Price, (v) the place or places where the Fund’s Preferred Shares are to be surrendered for payment of the Redemption Price, (vi) a statement that dividends on the Fund’s Preferred Shares to be redeemed will cease to accumulate on such redemption date, and (vii) the provision of the Articles Supplementary pursuant to which the Fund’s Preferred Shares are being redeemed. If fewer than all the Preferred Shares of the Fund held by any holder are to be redeemed, the notice mailed to such holder shall also specify the number of the Fund’s Preferred Shares to be redeemed from such holder. A Fund may provide in any Notice of Redemption relating to an optional redemption that such redemption is subject to one or more conditions precedent, and that the Fund shall not be required to effect such redemption unless each such condition shall have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

Other Redemption Procedures. To the extent that any redemption for which notice of redemption has been mailed is not made by reason of the absence of legally available funds therefor, such redemption will be made as soon as practicable to the extent such funds become available. Failure to redeem a Fund’s Preferred Shares will be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Fund shall have failed, for any reason whatsoever, to deposit with the Auction Agent the Redemption Price with respect to any of the Fund’s Preferred Shares for which such Notice of Redemption has been mailed. Notwithstanding the fact that a Fund may not have redeemed Preferred Shares of the Fund for which a Notice of Redemption has been mailed, dividends may be declared and paid on the Fund’s Preferred Shares and will include those Preferred Shares of the Fund for which Notice of Redemption has been mailed. The first two sentences of this paragraph shall not apply in the event a Fund provides in any Notice of Redemption relating to an optional redemption that such redemption is subject to one or more conditions precedent and each such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

Provided a Notice of Redemption has been mailed as described above, upon the deposit with the Auction Agent of funds sufficient to redeem a Fund’s Preferred Shares that are the subject of such notice, dividends on such Fund’s Preferred Shares will cease to accumulate and such Fund’s Preferred Shares will no longer be deemed outstanding for any purpose, and all rights of the holders of the Fund’s Preferred Shares so called for redemption will cease and terminate, except the right of the holders thereof to receive the Redemption Price, but without any interest or other additional amount, except as otherwise provided above under “—Dividends—Determination of Dividend Rate” and “—Additional Dividends.” Upon surrender in accordance with the Notice of Redemption of the certificates for any Preferred Shares of a Fund so redeemed (properly endorsed or assigned for transfer, if the Board of the Fund shall so require and the notice shall so state), the Redemption Price shall be paid by the Auction Agent to the holders of the Fund’s Preferred Shares subject to redemption. In the case that fewer than all of a Fund’s Preferred Shares represented by any such certificate are redeemed, a new certificate shall be issued, representing the unredeemed Preferred Shares of the Fund, without cost to the holder thereof. Each Fund will be entitled to receive from the Auction Agent, promptly after the date fixed for redemption, any cash deposited with the Auction Agent in excess of (i) the aggregate Redemption Price of the Fund’s Preferred Shares called for redemption on such date and (ii) all other amounts to which holders of the Fund’s Preferred Shares called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of 90 days from such redemption date will, to the extent permitted by law, be repaid to the Fund, after which time the holders of the Fund’s Preferred Shares so called for redemption may look only to the Fund for payment of the Redemption Price and all other amounts to which they may be entitled. The Fund will be entitled to receive, from time to time after the date fixed for redemption, any interest on the funds so deposited.

Notwithstanding the foregoing, if any dividends on a Fund’s Preferred Shares are in arrears, no Preferred Shares of the Fund shall be redeemed unless all outstanding Preferred Shares of the Fund are simultaneously redeemed, and the Fund shall not purchase or otherwise acquire any of the Fund’s Preferred Shares; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding Preferred Shares of the Fund pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, holders of all of the Fund’s Preferred Shares.

Except as described above with respect to redemptions and under “—The Auction—Orders by Existing Holders and Potential Holders,” the Articles Supplementary do not prohibit either Fund or any affiliate of the Fund from purchasing or otherwise acquiring any of the Fund’s Preferred Shares.

Each Fund has the right to arrange for third parties to purchase from the holders thereof Preferred Shares of the Fund which are to be redeemed as described above.

Liquidation Rights

Upon any liquidation, dissolution or winding up of a Fund, whether voluntary or involuntary, the holders of the Fund’s Preferred Shares will be entitled to receive, out of the assets of the Fund available for distribution to shareholders, before any distribution or payment is made upon any of the Fund’s Common Shares or any other capital stock of the Fund ranking junior in right of payment upon liquidation to the Fund’s Preferred Shares, $50,000 per share together with the amount of any dividends accumulated but unpaid (whether or not earned or declared) thereon to (but not including) the date of distribution, and after such payment the holders of the Fund’s Preferred Shares will be entitled to no other payments other than the right to receive Additional Dividends, if any. If such assets of a Fund shall be insufficient to make the full liquidation payment on outstanding Preferred Shares of the Fund and liquidation payments on any other outstanding class or series of Preferred Stock of the Fund ranking on a parity with the Fund’s Preferred Shares as to payment upon liquidation, then such assets will be distributed among the holders of the Fund’s Preferred Shares and the holders of shares of such other class or series ratably in proportion to the respective preferential amounts to which they are entitled. After payment of the full amount of liquidation distribution to which they are entitled, the holders of a Fund’s Preferred Shares will not be entitled to any further participation in any distribution of assets by the Fund other than the right to receive Additional Dividends, if any. A consolidation or merger of a Fund with or into any other corporation or corporations (including the Merger) or a sale, whether for cash, shares of stock, securities or properties, of all or substantially all or any part of the assets of a Fund shall not be deemed or construed to be a liquidation, dissolution or winding up of the Fund.

Voting Rights

Except as otherwise indicated in this Proxy Statement/Prospectus and except as otherwise required by applicable law, holders of each Fund’s Preferred Shares have equal voting rights with holders of that Fund’s Common Shares (one vote per share), and vote together with holders of the Fund’s Common Shares as a single class.

Each Fund’s Board is divided into three classes. At each Fund’s annual meeting of shareholders in each year, the term of one class expires and Directors are elected to serve in that class for terms of three years. See “Information About Management of the Funds—Information About Directors and Officers.” Holders of each Fund’s Preferred Shares and any other Preferred Stock, voting as a separate class, of that Fund are entitled at all times to elect two of the Fund’s Directors

(one from each of two classes), and the remaining Directors are elected by holders of the Fund’s Common Shares and Preferred Shares and any other Preferred Stock voting together as a single class. In addition, if at any time dividends on outstanding Preferred Shares of a Fund shall be unpaid in. an amount equal to two full years dividends thereon or if at any time holders of any shares of Preferred Stock of a Fund are entitled, together with the holders of the Fund’s Preferred Shares, to elect a majority of the Directors of the Fund, then the number of Directors constituting that Fund’s Board shall automatically be increased by the smallest number that, when added to the two Directors elected exclusively by the holders of the Fund’s Preferred Shares and any other Preferred Stock of the Fund as described above, would constitute a majority of the Fund’s Board as so increased by such smallest number; and at a special meeting of shareholders which will be called and held as soon as practicable, and at all subsequent meetings at which Directors are to be elected, the holders of the Fund’s Preferred Shares and any other Preferred Stock of the Fund, voting as a separate class, will be entitled to elect the smallest number of additional Directors that, together with the two Directors which such holders will be in any event entitled to elect, constitutes a majority of the total number of Directors of the Fund as so increased. The terms of office of the persons who are Directors at the time of that election will continue. If a Fund thereafter shall pay, or declare and set apart for payment in full, all dividends payable on all outstanding Preferred Shares of the Fund and any other Preferred Stock of the Fund for all past Dividend Periods, the voting rights stated in the preceding sentence shall cease, and the terms of office of all of the additional Directors elected by the holders of the Fund’s Preferred Shares and any other Preferred Stock of the Fund (but not of the Directors with respect to whose election the holders of the Fund’s Common Shares were entitled to vote or the two Directors the holders of the Fund’s Preferred Shares and any other Preferred Stock of the Fund have the right to elect in any event) will terminate automatically thereafter on the earliest date permitted by the Maryland General Corporation Law (currently the next annual meeting of shareholders at which such Directors would otherwise stand for reelection).

The affirmative vote of the holders of a majority of the outstanding Preferred Shares of a Fund and any other Preferred Stock of the Fund (excluding shares held by the Fund or any of its affiliates), voting as a separate class, will be required to:

(i) authorize, create or issue, or increase the authorized or issued amount of, any class or series of stock ranking prior to or on parity with any series of Preferred Stock with respect to payment of dividends, or the distribution of assets on dissolution, liquidation, or winding up, or increase the authorized amount of the Fund’s Preferred Shares or any other Preferred Stock of the Fund;

(ii) amend, alter or repeal the provisions of the Fund’s Charter, whether by merger, consolidation or otherwise, so as to affect any of the contract rights expressly set forth in the Charter of holders of the Fund’s Preferred Shares or any other Preferred Stock of the Fund;

(iii) authorize the Fund’s conversion from a closed-end to an open-end investment company as defined in Section 5(a) of the 1940 Act;

(iv) amend the provisions of the Fund’s Charter which provide for the classification of the Board of the Fund into three classes, each with a term of office of three years with only one class of Directors standing for election in any year; or

(v) file an application for relief under bankruptcy laws or similar state laws for so long as the Fund is solvent and does not foresee becoming insolvent.

To the extent permitted by the 1940 Act, neither Fund shall approve any of the actions set forth in clause (i) or (ii) above which affects the contract rights expressly set forth in the Fund’s Charter of a holder of the Fund’s Preferred Shares differently from those of a holder of shares of any other Preferred Stock without the affirmative vote of the holders of at least a majority of the Fund’s Preferred Stock of each series adversely affected and outstanding at such time, in person or by proxy, at a meeting (each such adversely affected series voting separately as a class). The Board of each Fund may, however, without shareholder approval, amend, alter or repeal any or all of the various rating agency guidelines described herein in the event the Fund receives confirmation from the rating agency or agencies then rating the Fund’s Preferred Shares that any such amendment, alteration or repeal would not impair the rating(s) then assigned to the Fund’s Preferred Shares. With respect to each Fund, unless a higher percentage is provided for under the Fund’s Charter, the affirmative vote of the holders of a majority of the Fund’s outstanding Preferred Shares and any other Preferred Stock of the Fund, voting as a separate class, will be required to approve any plan of reorganization (including bankruptcy proceedings) affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in the Fund’s investment objectives or changes in the investment restrictions described as fundamental policies under “Comparison of Investment Objectives, Strategies and Principal Risks of Investing in the Funds—Investment Restrictions.” The class vote of holders of a Fund’s Preferred Shares and any other Preferred Stock of the Fund described above will in each case be in addition to a separate vote of the requisite percentage of the Fund’s Common Shares and Preferred Shares and any other Preferred Stock, voting together as a single class, necessary to authorize the action in question.

The foregoing voting provisions will not apply to either Fund’s Preferred Shares if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be affected, all outstanding shares shall have been (i) redeemed or (ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

Special Tax Considerations Relating to Preferred Shares

Generally, dividends on a Fund’s Preferred Shares will be exempt from federal income taxes in the hands of the owners of such shares, subject to the possible application of the alternative minimum tax. Each Fund, however, is required, in accordance with a ruling issued by the IRS, to allocate net capital gains and other taxable income, if any, proportionately between the Fund’s Common Shares and the Fund’s Preferred Shares. The IRS currently requires a regulated investment company that has two or more classes of shares to allocate proportionate amounts of each type of the company’s income for the year to each class of shares based upon the percentage of total dividends distributed to each class for the taxable year. So long as the IRS maintains this position, each Fund intends to allocate net tax-exempt interest, net capital gains and other taxable income, if any, between the Fund’s Common Shares and the Fund’s Preferred Shares in proportion to the total dividends paid to each class with respect to the taxable year. To the extent permitted under applicable law, each Fund reserves the right to make special allocations of income within a class, consistent with the objectives of the Fund.

Each Fund shall, in the case of a Rate Period of 28 Rate Period Days or fewer, and may, in the case of any other Rate Period, notify the Auction Agent of the amount of any net capital gains and other taxable income to be included in any dividend on the Fund’s Preferred Shares prior to the Auction establishing the applicable Rate for such dividend. If, (i) in the case of any Rate Period of 28 Rate Period Days or fewer, the Fund retroactively allocates any net capital gains or other income taxable for federal income tax purposes to the Fund’s Preferred Shares as a result of the redemption of all or a portion of the outstanding Preferred Shares of the Fund or the liquidation of the Fund without having given advance notice thereof as described below under “The Auction–Auction Dates; Advance Notice of Allocation of Taxable Income” or (ii) in the case of any Rate Period of more than 28 Rate Period Days, each Fund allocates any net capital gains or other income taxable for federal income tax purposes to the Fund’s Preferred Shares without having given advance notice thereof as described above, the Fund will make certain payments of Additional Dividends to holders of the Fund’s Preferred Shares to which such allocation was made to offset the tax effect thereof as described above under “—Dividends—Additional Dividends”. The amount of net capital gain and ordinary income allocable to a Fund’s Preferred Shares will depend upon the amount of such gains and income realized by the Fund and the total dividends paid by the Fund on the Fund’s Common Shares and the Fund’s Preferred Shares during the entire taxable year, but generally is not expected to be significant.

The federal income tax consequences of Additional Dividends under existing law are uncertain. Each Fund intends to treat an owner as receiving a dividend distribution in the amount of any Additional Dividend only as and when such Additional Dividend is paid. An Additional Dividend generally will be designated by the Fund as an exempt-interest dividend if such designation is allowable under applicable law. However, the IRS may assert that all or part of an Additional Dividend is a taxable dividend either in the taxable year for which the Taxable Allocation is made or in the taxable year in which the Additional Dividend is paid.

Furthermore, the tax treatment of Additional Dividends may affect the calculation of the allocable share of capital gains and other taxable income to each class of each Fund. In the event of a reallocation, some of the dividends identified by a Fund as exempt-interest dividends to owners of the Fund’s Preferred Shares may be recharacterized as capital gain or other taxable income. In the event of such recharacterization, a Fund will not be required to make payments to such owners to offset the tax effect of such reallocation. Additionally, a reallocation or disallowance of part of a Fund’s dividends-paid deduction would likely cause the Fund to be liable for income tax on any reallocated taxable income or an excise tax or could cause the Fund to fail to qualify as a regulated investment company.

Distributions with respect to a Fund’s Preferred Shares will only qualify as exempt-interest dividends if the Fund’s Preferred Shares are treated as stock for federal income tax purposes. The IRS has ruled that certain auction rate preferred stock is treated as stock for federal income tax purposes. The terms of each Fund’s Preferred Shares are substantially similar, but not identical, to the auction rate preferred stock addressed by the IRS. Each Fund believes that the Fund’s Preferred Shares will constitute stock of the Fund for federal income tax purposes. In such case, distributions with respect to a Fund’s

Preferred Shares (other than distributions in redemption of a Fund’s Preferred Shares subject to Section 302 of the Code) will constitute dividends to the extent of the Fund’s current and accumulated earnings and profits as calculated for federal income tax purposes. It is possible that the IRS might take a contrary position, asserting, for example, that a Fund’s Preferred Shares constitute debt of the Fund. If this position were upheld, the discussion of the treatment of distributions under “Taxation” would not apply. Instead, distributions by a Fund to holders of the Fund’s Preferred Shares would constitute interest, would be included in full in the income of the recipient and would be taxed as ordinary income. However, as indicated above, each Fund believes that the Fund’s Preferred Shares constitute equity of the Fund.

The foregoing tax discussion is for general information only. The provisions of the Code and regulations thereunder presently in effect as they directly govern the taxation of each Fund and owners of each Fund’s Preferred Shares are subject to change by legislative or administrative action, and any such change may be retroactive with respect to the Fund’s transactions. For a more general discussion of the tax considerations regarding ownership of each Fund’s Preferred Shares, see “Taxation.”

The Auction

General

The Articles Supplementary establishing and fixing the rights and preferences of each Fund’s Preferred Shares, including the MNP Preferred Shares offered hereby, provide that the Applicable Rate per annum for each Subsequent Rate Period after the Initial Rate Period shall be equal to the rate per annum that the Auction Agent (as defined under “—Auction Agency Agreement” below) advises has resulted on the Business Day preceding the first day of such Subsequent Rate Period from implementation of the auction procedures (the “Auction Procedures”) set forth in the Articles Supplementary, in which persons determine, to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell a Fund’s Preferred Shares. Each periodic implementation of the Auction Procedures, which are attached as Appendix E to this Prospectus is referred to herein as an “Auction.”

As used herein with respect to each Fund’s Preferred Shares, (i) “Applicable Rate” means the rate per annum at which dividends are payable for any Rate Period thereof, (ii) “Beneficial Owner” means a customer of a Broker-Dealer who as listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of a Fund’s Preferred Shares, (iii) “Business Day” means a day on which the New York Stock Exchange is open for trading and is not a Saturday, Sunday or other day on which banks in New York City are authorized by law to close, (iv) “Date of Original Issue” means the date on which a Fund initially issued its Preferred Shares, (v) “Dividend Payment Date” means any date on which dividends are payable as provided under “—Preferred Shares—Dividends—General,” (vi) “Dividend Period” means the period from and including the Date of Original Issue to but excluding the initial Dividend Payment Date and any period thereafter from and including one Dividend Payment Date to but excluding the next succeeding Dividend Payment Date, (vii) “Existing Holder” means, a Broker-Dealer (or any such other person as may be permitted by a Fund) that is listed on the records of the Auction Agent as a holder of a Fund’s Preferred Shares, (viii) “Initial Rate Period” means the period from and including the Date of Original Issue to but excluding, with respect to the MNP Preferred Shares outstanding prior to the Merger, May 4, 1993, and with respect to the MPT Preferred Shares outstanding prior to the Merger, November 2, 1993, (ix) “Potential Beneficial Owner” means a customer of a Broker-Dealer that is not a Beneficial Owner of a Fund’s Preferred Shares but that wishes to purchase the Fund’s Preferred Shares, or that is a Beneficial Owner that wishes to purchase additional Preferred Shares of a Fund, (x) “Potential Holder” means a Broker-Dealer (or any such other person as may be permitted by a Fund) that is not an Existing Holder of the Fund’s Preferred Shares or that is an Existing Holder of the Fund’s Preferred Shares that wishes to become the Existing Holder of additional Preferred Shares of the Fund, (xi) “Rate Period” means the Initial Rate Period and any Subsequent Rate Period, (xii) “Subsequent Rate Period” means any period from and including the first day following the Initial Rate Period to but excluding the next Dividend Payment Date and any period thereafter from and including one Dividend Payment Date to but excluding the next succeeding Dividend Payment Date, provided, however, that if there is more than one Dividend Payment Date in respect of dividends payable in respect of any Rate Period, such term shall mean the period commencing on the first day of such Rate Period and ending on the last day of the last Dividend Period thereof, and (xiii) “Special Rate Period” means any Subsequent Rate Period commencing on the date designated by a Fund, as set forth under “—Preferred Shares—Dividends—Designation of Special Rate Periods,” and ending on the last day of the last Dividend Period thereof.

It is expected that the Closing Date will be an Auction Date, in which case the Initial Rate Period of the additional MNP Preferred Shares issued in the Merger will be the same as the then current Subsequent Rate Period of the MNP Preferred Shares outstanding immediately prior to the Closing Date. If the Closing Date is not an Auction Date, the Initial Rate Period

of the additional MNP Preferred Shares issued in the Merger will be a period consisting of the number of days following the Closing Date that would have remained in the then current Subsequent Rate Period of the MNP Preferred Shares outstanding immediately prior to the Closing Date.

This summary is qualified by reference to the Auction Procedures set forth in Appendix E hereto. The settlement procedures to be used with respect to Auctions for a Funds’ Preferred Shares are set forth in Appendix F hereto.

Auction Agency Agreement. Each Fund has entered into an agreement (for each Fund, the “Auction Agency Agreement”) with Deutsche Bank (together with any successor bank or trust company or other entity entering into a similar agreement with a Fund, the “Auction Agent”), which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for the Fund’s Preferred Shares so long as the Applicable Rate is to be based on the result of an Auction.

Broker-Dealer Agreements. Each Auction requires the participation of one or more broker-dealers. Each Fund and the Auction Agent have entered into agreements with Oppenheimer & Co., Inc. and Citigroup Global Markets Inc. and may enter into similar agreements (collectively, the “Broker-Dealer Agreements”) with one or more additional broker-dealers (collectively, the “Broker-Dealers”) selected by the Fund, which provide for the participation of Broker-Dealers in Auctions. See “—Broker-Dealers” below.

Securities Depository. The Depository Trust Company (“DTC,” together with any successor securities depository selected by a Fund, the “Securities Depository”) acts as the Securities Depository for the Agent Members with respect to each Fund’s Preferred Shares. One certificate for all of the Preferred Shares of each Fund offered hereby will be registered in the name of Cede & Co., as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of a Fund’s Preferred Shares contained in that Fund’s Articles Supplementary. Each Fund will also issue stop-transfer instructions to the transfer agent for the Fund’s Preferred Shares. Prior to the commencement of the right of holders of a Fund’s Preferred Shares to elect a majority of the Fund’s Directors, as described above under “—Preferred Shares—Voting Rights,” Cede & Co. will be the holder of record of all Preferred Shares of each Fund and owners of each Fund’s Preferred Shares will not be entitled to receive certificates representing their ownership interest in Preferred Shares. Accordingly, each purchaser of a Fund’s Preferred Shares must rely on (i) the procedures of the Securities Depository and, if such purchaser is not a member of the Securities Depository, such purchaser’s Agent Member, to receive dividends, distributions and notices and to exercise voting rights (if and when applicable) and (ii) the records of the Securities Depository and, if such purchaser is not a member of the Securities Depository, such purchaser’s Agent Member, to evidence its beneficial ownership of the Fund’s Preferred Shares.

DTC, a New York-chartered limited purpose trust company, performs services for its participants (including the Agent Members), some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant (the “Agent Member”) in a Fund’s Preferred Shares, whether for its own account or as a nominee for another person.

Auction Dates, Advance Notice of Allocation of Taxable Income. With respect to each Fund, an Auction to determine the Applicable Rate with respect to the Fund’s Preferred Shares for each Rate Period after the Initial Rate Period thereof will be held on the first Business Day preceding the first day of such Rate Period (the date of each Auction being referred to herein as an “Auction Date”). See “—Preferred Shares—Dividends.” Thereafter, Auctions will normally be held every succeeding fourth Monday, and each Subsequent Rate Period will normally begin on the following Tuesday, unless the then-current Rate Period is a Special Rate Period, or in certain circumstances, the day that would normally be the Auction Date or the first day of such Subsequent Rate Period are not Business Days. The Auction Date and the first day of the related Rate Period (also a Dividend Payment Date) must be Business Days but need not be consecutive days. See “—Preferred Shares—Dividends” for information concerning the circumstances under which the first day of a Rate Period or the Auction Date, or both, may be moved to a date other than such specified days.

Whenever a Fund intends to include any net capital gains or other income taxable for federal income tax purposes in any dividend on the Fund’s Preferred Shares, the Fund shall, in the case of Rate Periods of 28 Rate Period Days or fewer, and may, in the case of any other Rate Period, notify the Auction Agent of the amount to be so included not later than the Dividend Payment Date next preceding the Auction Date on which the Applicable Rate for such dividend is to be established. If, in the case of any Rate Period of 28 Rate Period Days or fewer, a Fund allocates any net capital gains or other income taxable for federal income tax purposes to a dividend paid on the Fund’s Preferred Shares without having given advance notice thereof as described above solely by reason of the fact that such allocation is made retroactively as a result of the redemption of all or a portion of the outstanding Preferred Shares of the Fund or the liquidation of the Fund, the Fund will arrange to make certain payments to owners of the Fund’s Preferred Shares to which such allocation was made to offset the tax effect thereof. If, in the case of any Rate Period of more than 28 Rate Period Days, a Fund allocates any net capital gains or other income taxable for federal income tax purposes to a dividend paid on the Fund’s Preferred Shares without having given advance notice thereof as described above, the Fund will arrange to make certain payments to owners of the Fund’s Preferred Shares to which such allocation was made to offset the tax effect thereof. See “—Preferred Shares—Dividends—Additional Dividends.” Whenever the Auction Agent receives such notice from a Fund, it will be required in turn to notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker-Dealer Agreement, will be required to notify its customers who are Beneficial Owners and Potential Beneficial Owners believed by it to be interested in submitting an Order in the Auction to be held on such Auction Date.

Orders by Existing Holders and Potential Holders

Prior to the Submission Deadline (as defined under “—Submission of Orders by Broker-Dealers to Auction Agent” below) on each Auction Date with respect to each Fund’s Preferred Shares:

(a) each Beneficial Owner may submit to its Broker-Dealer by telephone or otherwise a:

(i) “Hold Order”—indicating the number of outstanding Preferred Shares of the Fund, if any, that such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for the next Rate Period;

(ii) “Bid”—indicating the number of outstanding Preferred Shares of the Fund, if any, that such Beneficial Owner offers to sell if the Applicable Rate for the next Rate Period shall be less than the rate per annum specified by such Beneficial Owner; and/or

(iii) “Sell Order”—indicating the number of outstanding Preferred Shares of the Fund, if any, that such Beneficial Owner offers to sell without regard to the Applicable Rate for the next Rate Period; and

(b) Broker-Dealers shall contact customers who are Potential Beneficial Owners by telephone or otherwise to determine whether such customers desire to submit Bids, in which they will indicate the number of the Fund’s Preferred Shares that they offer to purchase if the Applicable Rate for the next Rate Period is not less than the rate per annum specified in such Bids.

The communication to a Broker-Dealer of the foregoing information is herein referred to as an “Order” and collectively as “Orders.” A Beneficial Owner or a Potential Beneficial Owner placing an Order with its Broker-Dealer is herein referred to as a “Bidder” and collectively as “Bidders.” The submission by a Broker-Dealer of an Order to the Auction Agent shall likewise be referred to herein as an “Order” and collectively as “Orders,” and an Existing Holder or Potential Holder who places an Order with the Auction Agent or on whose behalf an Order is placed with the Auction Agent shall likewise be referred to herein as a “Bidder” and collectively as “Bidders.”

A Beneficial Owner may submit different types of Orders to its Broker-Dealer with respect to a Fund’s Preferred Shares then held by such Beneficial-Owner. A Bid placed by a Beneficial Owner specifying a rate higher than the Applicable Rate determined in the Auction shall constitute an irrevocable offer to sell the shares subject thereto at a price per share equal to $50,000. A Beneficial Owner that submits a Bid to its Broker-Dealer having a rate higher than the Maximum Rate on the Auction Date will be treated as having submitted a Sell Order to its Broker-Dealer. A Beneficial Owner that fails to submit to its Broker-Dealer prior to the Submission Deadline an Order or Orders covering all the outstanding Preferred Shares of a Fund held by such Beneficial Owner will be deemed to have submitted a Hold Order to its Broker-Dealer covering the number of outstanding Preferred Shares of the Fund held by such Beneficial Owner and not subject to Orders submitted to its Broker-Dealer; provided, however, that if a Beneficial Owner fails to submit to its Broker-Dealer prior to the Submission Deadline an Order or Orders covering all of the outstanding Preferred Shares of the Fund held by such Beneficial Owner for an Auction relating to a Special Rate Period consisting of more than 28 days, such Beneficial Owner will be deemed to have submitted a Sell Order to its Broker-Dealer covering the number of outstanding Preferred Shares of the Fund held by such Beneficial Owner and not subject to Orders submitted to its Broker-Dealer. A Sell Order shall constitute an irrevocable offer to sell the Preferred Shares of a Fund subject thereto at a price per share equal to $50,000. A Beneficial Owner that offers to become the Beneficial Owner of additional Preferred Shares of a Fund is, for purposes of such offer, a Potential Beneficial Owner.

A Potential Beneficial Owner may submit to its Broker-Dealer Bids in which it offers to purchase Preferred Shares of a Fund if the Applicable Rate for the next Rate Period is not less than the rate specified in such Bid. A Bid placed by a

Potential Beneficial Owner specifying a rate not higher than the Maximum Rate shall constitute an irrevocable offer to purchase the number of Preferred Shares of a Fund specified in such Bid at a price per share equal to $50,000 if the rate determined in the Auction is equal to or greater than the rate specified in such Bid.

As described more fully below under “—Submission of Orders by Broker-Dealers to Auction Agent,” the Broker-Dealers will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves (unless otherwise permitted by the relevant Fund) as Existing Holders in respect of shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of a Fund’s Preferred Shares subject to Orders submitted to them by Potential Beneficial Owners. However, with respect to each Fund, neither the Fund nor the Auction Agent will be responsible for a Broker Dealer’s failure to comply with the foregoing. Any Order placed with the Auction Agent by a Broker Dealer as or on behalf of an Existing Holder or a Potential Holder will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or a Potential Beneficial Owner, as described in the preceding paragraph. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of any Preferred Shares of a Fund held by it or its customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner’s failure to submit to its Broker-Dealer an Order in respect of the Fund’s Preferred Shares held by it, as described in the second preceding paragraph. For information concerning the priority given to different types of Orders placed by Existing Holders, see “—Submission of Orders by Broker-Dealers to Auction Agent” below.

With respect to each Fund, neither the Fund nor an affiliate may submit an Order in any Auction, except that any Broker-Dealer that is an affiliate of the Fund may submit Orders in an Auction, but only if such Orders are not for its own account.

The Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder continuing to hold or selling, or a Potential Holder purchasing, a number of the Preferred Shares of a Fund that is fewer than the number of the Fund’s Preferred Shares specified in its Order. See “—Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares” below. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as Existing Holders or Potential Holders in respect of customer Orders will be required to make appropriate pro rata allocations among their respective customers. Each purchase or sale shall be made for settlement on the Business Day next succeeding the Auction Date at a price per share equal to $50,000. See “—Notification of Results; Settlement” below.

As described above, any Bid specifying a rate higher than the Maximum Rate (as defined below) will (i) be treated as a Sell Order if submitted by a Beneficial Owner or an Existing Holder and (ii) not be accepted if submitted by a Potential Beneficial Owner or a Potential Holder. Accordingly, the Auction Procedures establish the Maximum Rate as a maximum rate per annum that can result from an Auction. See “—Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate” and “—Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares” below.

As used herein, “Maximum Rate,” when used with respect to the Preferred Shares of a Fund on an Auction Date, means:

(i) in the case of any Auction Date which is not the Auction Date immediately prior to the first day of any proposed Special Rate Period, the product of (1) the Reference Rate on such Auction Date for the next Rate Period and (2) the Rate Multiple on such Auction Date, unless the Fund’s Preferred Shares have or had a Special Rate Period (other than a Special Rate Period of fewer than 28 Rate Period Days) and an Auction at which Sufficient Clearing Bids existed has not yet occurred for a Rate Period of 28 Rate Period Days after such Special Rate Period, in which case the higher of:

(A) the dividend rate for the then-ending Rate Period; and

(B) the product of (x) the higher of (I) the Reference Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period, if such then-ending Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period, if such then-ending Rate Period was more than 364 Rate Period Days, and (II) the Reference Rate on such Auction Date for a Rate Period equal in length to such Special Rate Period, if such Special Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to such Special Rate Period, if such Special Rate-Period was more than 364 Rate Period Days and (y) the Rate Multiple on such Auction Date; or

(ii) in the case of any Auction Date which is the Auction Date immediately prior to the first day of any proposed Special Rate Period, the product of (1) the highest of (x) the Reference Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period, if such then-ending Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period, if such then-ending Rate Period was more than 364 Rate Period Days, (y) the Reference Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is 364 Rate Period Days or fewer or the Treasury Note Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is more than 364 Rate Period Days, and (z) the Reference Rate on such Auction Date for Rate Periods of 28 Rate Period Days and (2) the Rate Multiple on such Auction Date.

As used herein, “Reference Rate” shall mean (i) the higher of the Taxable Equivalent of the Short-Term Municipal Bond Rate and the “AA” Composite Commercial Paper Rate in the case of Rate Periods of 28 Rate Period Days or fewer; (ii) the “AA” Composite Commercial Paper Rate in the case of Rate Periods of more than 28 Rate Period Days but fewer than 183 Rate Period Days; and (iii) the Treasury Bill Rate in the case of Rate Periods. of more than 182 Rate Period Days but fewer than 365 Rate Period Days.

As used herein, “Taxable Equivalent of the Short-Term Municipal Bond Rate,” on any date for a Rate Period of 28 Rate Period Days or fewer, shall mean 90% of the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the Kenny S&P 30-day High Grade Index or any successor index (the “Kenny Index”), made available for the Business Day immediately preceding such date but in any event not later than 8:30 A.M., New York City time, on such date by Kenny S&P Evaluation Services or any successor thereto, based upon 30-day yield evaluations at par of short-term bonds the interest on which is excludable for regular federal income tax purposes under the Code, of “high grade” component issuers selected by Kenny S&P Evaluation Services or any such successor from time to time in its discretion, which component issuers shall include, without limitation, issuers of general obligation bonds but shall exclude any bonds the interest on which constitutes an item of tax preference under Section 57(a)(5) of the Code, or successor provisions, for purposes of the “alternative minimum tax”; provided, however, that if the Kenny Index is not made so available by 8:30 A.M., New York City time, on such date by Kenny S&P Evaluation Services or any successor, the Taxable Equivalent of the Short-Term Municipal Bond Rate shall mean the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the most recent Kenny Index so made available for any preceding Business Day, divided by (B) 1 minus the maximum marginal regular federal individual income tax rate applicable to ordinary income or to the maximum marginal regular federal corporate income tax rate applicable to ordinary income (in each case expressed as a decimal), whichever is greater. For purposes of the foregoing, for so long as S&P is rating a Fund’s Preferred Shares, the Fund will obtain written confirmation from S&P that the appointment of a successor to Kenny S&P Evaluation Services would not impair the rating assigned to the Fund’s Preferred Shares by S&P.

As used herein, “AA Composite Commercial Paper Rate,” on any date for any Rate Period, means:

(i) (A) in the case of any Rate Period of fewer than 49 Rate Period Days, the interest equivalent of the 30-day rate; provided, however, that if such Rate Period is a Rate Period consisting of 7 Rate Period Days and the “AA” Composite Commercial Paper Rate is being used to determine the Applicable Rate when all of the outstanding Preferred Shares of a Fund are subject to Submitted Hold Orders, then the interest equivalent of the seven-day rate, and (B) in the case of any Rate Period of (1) 49 or more but fewer than 70 Rate Period Days, the interest equivalent of the 60-day rate; (2) 70 or more but fewer than 85 Rate Period Days, the arithmetic average of the interest equivalent of the 60-day and 90-day rates; (3) 85 or more but fewer than 99 Rate Period Days, the interest equivalent of the 90-day rate; (4) 99 or more but fewer than 120 Rate Period Days, the arithmetic average of the interest equivalent of the 90-day and 120-day rates; (5) 120 or more but fewer than 141 Rate Period Days, the interest equivalent of the 120-day rate; (6) 141 or more but fewer than 162 Rate Period Days, the arithmetic average of the 120-day and 180-day rates; and (7) 162 or more but fewer than 183 Rate Period Days, the interest equivalent of the 180-day rate, in each case on commercial paper placed on behalf of issuers whose corporate bonds are rated “AA” by S&P or, the equivalent of such rating by S&P or another rating agency, as made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the Business Day immediately preceding such date; or

(ii) in the event that the Federal Reserve Bank of New York does not make available any such rate, then the arithmetic average of such rates, as quoted on a discount basis or otherwise, by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day next preceding such date.

If any Commercial Paper Dealer does not quote a rate required to determine the “AA” Composite Commercial Paper Rate, the “AA” Composite Commercial Paper Rate shall be determined on the basis of the quotation or quotations furnished by the remaining Commercial Paper Dealer or Commercial Paper Dealers and any Substitute Commercial Paper Dealer or

Substitute Commercial Paper Dealers selected by a Fund to provide such rate or rates not being supplied by any Commercial Paper Dealer or Commercial Paper Dealers, as the case may be, or, if the Fund does not select any such Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers, by the remaining Commercial Paper Dealer or Commercial Paper Dealers. For purposes of this definition, the “interest equivalent” of a rate stated on a discount basis (a “discount rate”) for commercial paper of a given day’s maturity shall be equal to the quotient (rounded upwards to the next higher one-thousandth (.001) of 1%) of (A) the discount rate divided by (B) the difference between (x) 1.00 and (y) a fraction the numerator of which shall be the product of the discount rate times the number of days in which such commercial paper matures and the denominator of which shall be 360. As used herein, “Commercial Paper Dealers” means Merrill, Lynch, Pierce, Fenner & Smith Incorporated and Goldman, Sachs & Co. or, in lieu of any thereof, their respective affiliates or successors, if such entity is a commercial paper dealer. As used herein, “Substitute Commercial Paper Dealer” means The First Boston Corporation and Morgan Stanley & Co. Incorporated or their respective affiliates or successors, if such entity is a commercial paper dealer, provided that none of such entities shall be a Commercial Paper Dealer.

As used herein, “Treasury Bill Rate,” on any date for any Rate Period, means:

(i) the bond equivalent yield, calculated in accordance with prevailing industry convention, of the rate on the most recently auctioned Treasury Bill with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or

(ii) in the event that any such rate is not published in The Wall Street Journal, then the bond equivalent yield, calculated in accordance with prevailing industry convention, calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Bill with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the Business Day immediately preceding such date obtained from the U.S. Government Securities Dealers to the Auction Agent.

As used herein, “Treasury Note Rate,” on any date for any Rate Period, means:

(i) the yield on the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or

(ii) in the event that any such rate is not published in The Wall Street Journal, then the yield as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the Business Day immediately preceding such date obtained from the U.S. Government Securities Dealers to the Auction Agent.

For purposes of the foregoing, “Treasury Bill” means a direct obligation of the U.S. Government having a maturity at the time of issuance of 364 days or less and “Treasury Note” means a direct obligation of the U.S. Government having a maturity at the time of issuance of five years or less but more than 364 days. If any U.S. Government Securities Dealer does not quote a rate required to determine the Treasury Bill Rate or the Treasury Note Rate, such rate shall be determined on the basis of the quotation or quotations furnished by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers and any Substitute U.S. Government Securities Dealers selected by a Fund to provide such rate or rates not being supplied by any U.S. Government Securities Dealer or U.S. Government Securities Dealers, as the case may be, or, if the Fund does not select any such Substitute U.S. Government Securities Dealer or Substitute U.S. Government Securities Dealers, by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers. As used herein, “U.S. Government Securities Dealer” means Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC or their respective affiliates or successors, if such entity is a U.S. Government Securities Dealer. As used herein, “Substitute U.S. Government Securities Dealer” shall mean Lehman Government Securities Inc. and Goldman, Sachs & Co. or their respective affiliates or successors, if such entity is a U.S. Government securities dealer, provided that none of such entities shall be a U.S. Government Securities Dealer.

The applicable “AA” Composite Commercial Paper Rates, Taxable Equivalent of the Short Term Municipal Bond Rates, Treasury Bill Rates and Treasury Note Rates will be the rates announced on such Auction Date for the Business Day immediately prior to such Auction Date.

The “Rate Multiple,” for a Fund’s Preferred Shares on any Auction Date, will be a percentage determined as set forth below, based on the prevailing rating of the Fund’s Preferred Shares in effect at the close of business on the Business Day next preceding such Auction Date:

Prevailing Rating	Percentage
“aa3”/AA- or higher	110%
“a3”/A-	125%
“baa3”/BBB-	150%
“ba3”/BB-	200%
Below “ba3”/BB-	250%

provided, however, that in the event the Fund has notified the Auction Agent of its intent to allocate income taxable for federal income tax purposes to the Fund’s Preferred Shares prior to the Auction establishing the Applicable Rate, the applicable percentage in the foregoing table shall be divided by the quantity 1 minus the maximum marginal regular federal individual income tax rate applicable to ordinary income or the maximum marginal, regular federal corporate, income tax rate applicable to ordinary income, whichever is greater. If a Fund’s Preferred Shares are rated by only one rating agency, such rating will be the prevailing rating.

For purposes of this determination, the “prevailing rating” of a Fund’s Preferred Shares shall be (i) “aa3”/AA- or higher if the Fund’s Preferred Shares have a rating of “aa3” or better by Moody’s and AA- or better by S&P or the equivalent of such rating by such agencies or a Substitute Rating Agency or Substitute Rating Agencies, (ii) if not “aa3”/AA- or higher, then “a3”/A- if the Fund’s Preferred Shares have a rating of “a3” or better by Moody’s and A- or better by S&P or the equivalent of such rating by such agencies or a Substitute Rating Agency or Substitute Rating Agencies, (iii) if not “aa3”/AA- or higher or “a3”/A-, then “baa3”/BBB- if the Fund’s Preferred Shares have a rating of “baa3” or better by Moody’s and BBB- or better by S&P or the equivalent, of such rating by such agencies or a Substitute Rating Agency or Substitute Rating Agencies, (iv) if not “aa3”/AA- or higher, “a3”/A- a “baa3”/BB-, then “ba3”/B- if the Fund’s Preferred Shares have a rating of “ba3” or better by Moody’s and BB- or better by S&P or the equivalent of such rating by such agencies or Substitute Rating Agency or Substitute Rating Agencies and (v) if not “aa3”/AA- or higher, “a3”/A-, “baa3”/BBB-, or “ba3”/BB-, then Below “ba3”/BB-; provided, however, that if the Fund’s Preferred Shares are rated by only one rating agency, the prevailing rating shall be determined without reference to the rating of any other rating agency. Each Fund will take all reasonable action necessary to enable either S&P or Moody’s to provide a rating for the Fund’s Preferred Shares.

Submission or Orders by Broker-Dealers to Auction Agent

Prior to 1:30 PM New York City time, on each Auction date, or such other time on the Auction Date specified by the Auction Agent (the “Submission Deadline”), each Broker-Dealer will submit to the Auction Agent in writing all Orders obtained by it for the Auction to be conducted on such Auction Date, designating itself (unless otherwise permitted by the relevant Fund) as the Existing Holder or Potential Holder in respect of a Fund’s Preferred Shares subject to such Orders. Any Order Submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent will round such rate to the next highest one-thousandth (.001) of 1%.

If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of a Fund’s Preferred Shares subject to such Auction held by Existing Holder, such Orders will be considered valid in the following order of priority:

(a) All Hold Orders will be considered valid, but only up to and including in the aggregate the number of the Fund’s Preferred Shares held by such Existing Holder;

(b) (i) any Bid will be considered valid up to and including the excess of the number of the Fund’s Preferred Shares held by such Existing Holder over the number of the Fund’s Preferred Shares subject to any Hold Orders referred to in clause (a) above;

(ii) subject to subclause (i), if more than one Bid of an Existing Holder is submitted to the Auction agent with the same rate and the number of the Fund’s Preferred Shares subject to such Bids is greater than such excess, such Bids will be considered valid up to and including the amount of such excess, and the number of the Fund’s Preferred Shares subject to each Bid with the same rate will be reduced pro rata to cover the number of the Fund’s Preferred Shares equal to such excess;

(iii) subject to subclauses (i) and (ii), if more than one Bid of an Existing Holder is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

(iv) in any such event, the number, if any, of the Fund’s Preferred Shares subject to Bids not valid under this clause (b) will be treated as the subject of a Bid by or on behalf of a Potential Holder at the rate specified therein; and

(c) all Sell Orders will be considered valid up to and including the excess of the number of the Fund’s outstanding Preferred Shares held by such Existing Holder over the sum of the Fund’s Preferred Shares subject to valid Hold Orders referred to in clause (a) above and valid Bids referred to in clause (b) above.

With respect to each Fund, if more than one Bid of a Potential Holder is submitted to the Auction Agent, each Bid submitted will be a separate Bid with the rate and number of the Fund’s Preferred Shares therein specified.

Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate

Not earlier than the Submission Deadline on each Auction Date, the Auction Agent will assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers (each such Hold Order, Bid or Sell Order as submitted or deemed submitted by a Broker-Dealer being herein referred to as a “Submitted Hold Order,” a “Submitted Bid” or a “Submitted Sell Order,” as the case may be, or as a “Submitted Order”) and will determine the excess of the number of outstanding Preferred Shares of a Fund over the number of outstanding Preferred Shares of the Fund subject to Submitted Hold Orders (such excess, being herein referred to as the “Available Preferred Shares”) and whether Sufficient Clearing Bids have been made in the Auction. “Sufficient Clearing Bids” will have been made if the number of outstanding Preferred Shares of a Fund that are the subject of Submitted Bids of Potential Holders specifying rates not higher than the Maximum Rate, equals or exceeds the number of outstanding Preferred Shares of the Fund that are the subject of Submitted Sell Orders (including the number of the Fund’s Preferred Shares subject to Bids of Existing Holders, specifying rates higher than the Maximum Rate).

If Sufficient Clearing Bids have been made, the Auction Agent will determine the lowest rate specified in the Submitted Bids (the “Winning Bid Rate”) which, taking into account the rates in the Submitted Bids of Existing Holders, would result in Existing Holders continuing to hold an aggregate number of outstanding Preferred Shares of a Fund which, when added to the number of the Fund’s outstanding Preferred Shares to be purchased by Potential Holders, based on the rates in their Submitted Bids, would equal not less than the Available Preferred Shares. In such event, the Winning Bid Rate will be the Applicable Rate for the next Rate Period for all Preferred Shares of a Fund.

If Sufficient Clearing Bids have not been made (other than because all of the outstanding Preferred Shares of the relevant Fund are subject to Submitted Hold Orders), the Applicable Rate for the next Rate Period for all Preferred Shares of a Fund will be equal to the Maximum Rate. If Sufficient Clearing Bids have not been made Beneficial Owners that have submitted or that are deemed to have submitted Sell Orders may not be able to sell in the Auction all the Preferred Shares of a Fund subject to such Sell Orders but will continue to own the Fund’s Preferred Shares for the next Rate Period, dividends for which may include income taxable to such Beneficial Owners. See “—Auction Dates; Advance Notice of Allocation of Taxable Income” above and “—Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares” below. Thus under some circumstances, Beneficial Owners may not have liquidity of investment.

If all of the outstanding Preferred Shares of a Fund are subject to Submitted Hold Orders, the Applicable Rate for the next Rate Period for all Preferred Shares of the Fund will be the lesser of:

(i) the Kenny Index (if the Rate Period for which the Auction is held consists of fewer than 183 Rate Period Days); and

(ii) the product of (1) (A) the “AA” Composite Commercial Paper Rate on the Auction Date for such Rate Period, if such Rate Period consists of fewer than 183 Rate Period Days; (B) the Treasury Bill Rate on such Auction Date for such Rate Period, if such Rate Period consists of more than 182 but fewer than 365 Rate Period Days; or (C) the Treasury Note Rate on such Auction Date for such Rate Period, if such Rate Period is more than 364 Rate Period Days (the rate described in the foregoing clause (1)(A), (B) or (C) as applicable, being referred to herein as the “Benchmark Rate”) and (2) 1 minus the maximum marginal regular federal individual income tax rate applicable to ordinary income or the maximum marginal regular federal corporate income tax rate applicable to ordinary income, whichever is greater;

provided, however, that if the Fund has notified the Auction Agent of its intent to allocate to the Fund’s Preferred Shares in such Rate Period any net capital gains or other income taxable for federal income tax purposes (“Taxable Income”), the Applicable Rate on the Fund’s Preferred Shares for such Rate Period will be (x), if the Taxable Yield Rate (as defined below) is greater than the Benchmark Rate, then the Benchmark Rate, or (y) if the Taxable Yield Rate is less than or equal to the Benchmark Rate, then the rate equal to the sum of (I) the lesser of the Kenny Index (if such Rate Period consists of fewer than 183 Rate Period Days) or the product of the Benchmark Rate multiplied by the factor set forth in the preceding clause (2) and (II) the product of the maximum marginal regular federal individual income tax rate applicable to ordinary income or the maximum marginal regular federal corporate income tax applicable to ordinary income, whichever is greater, multiplied by the Taxable Yield Rate. For purposes of the foregoing, Taxable Yield Rate means the rate determined by (a) dividing the amount of Taxable Income available for distribution per Preferred Share by the number of days in the Dividend Period in respect of which such Taxable Income is contemplated to be distributed, (b) multiplying the amount determined in (a) above by 365 (in the case of a Dividend Period of seven Rate Period Days) or 360 (in the case of any other Dividend Period), and (c) dividing the amount determined in (b) above by $50,000. In calculating the “AA” Composite Commercial Paper Rate, the Treasury Bill Rate and the Treasury Note Rate for such purpose, the rates used will be the rates or yields specified in the applicable definitions of “AA” Composite Commercial Paper Rate, Treasury Bill Rate and Treasury Note Rate set forth under “—Orders by Existing Holders and Potential Holders” above.

Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares

Based on the determinations made under “—Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate” above and, subject to the discretion of the Auction Agent to round and allocate certain shares as described below, Submitted Bids and Submitted Sell Orders will be accepted or rejected in the order of priority set forth in the Auction Procedures, with the result that Existing Holders and Potential Holders of a Fund’s Preferred Shares will sell, continue to hold and/or purchase the Fund’s Preferred Shares as set forth below. Existing Holders that submitted or were deemed to have submitted Hold Orders (or on whose behalf Hold Orders were submitted or deemed to have been submitted) will continue to hold a Fund’s Preferred Shares subject to such Hold Orders.

With respect to each Fund’s Preferred Shares, if Sufficient Clearing Bids have been made:

(a) Each Existing Holder that placed or on whose behalf was placed a Submitted Sell Order or Submitted Bid specifying any rate higher than the Winning Bid Rate will sell the Fund’s outstanding Preferred Shares subject to such Submitted Sell Order or Submitted Bid;

(b) Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate lower than the Winning Bid Rate will continue to hold the Fund’s outstanding Preferred Shares subject to such Submitted Bid;

(c) Each Potential Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate lower than the Winning Bid Rate will purchase the number of the Fund’s outstanding Preferred Shares subject to such Submitted Bid;

(d) Each Existing Holder that placed or on whose behalf was placed a Submitted Aid specifying a rate equal to the Winning Bid Rate will continue to hold the Fund’s Preferred Shares subject to such Submitted Bid, unless the number of the Fund’s outstanding Preferred Shares subject to all such Submitted Bids is greater than the number of the Fund’s Preferred Shares in excess of the Available Preferred Shares over the number of the Fund’s Preferred Shares accounted for in clauses (b) and (c) above, in which event each Existing Holder with such a Submitted Bid Will continue to hold a number of the Fund’s outstanding Preferred Shares subject to such Submitted Bid determined on a pro rata basis based on the number of the Fund’s outstanding Preferred Shares subject to all such Submitted Bids of such Existing Holders; and

(e) Each Potential Holder than placed or on whose behalf was placed a Submitted Bid specifying a rate equal to the Winning Bid Rate will purchase any Available Preferred Shares not accounted for in clauses (b) through (d) above on a pro rata basis based on the outstanding Preferred Shares of the Fund subject to all such Submitted Bids.

With respect to each Fund’s Preferred Shares, if Sufficient Clearing Bids have not been made (unless this results because all outstanding Preferred Shares of the Fund are subject to Submitted Hold Orders):

(a) Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to or lower than the Maximum Rate will continue to hold the Fund’s outstanding Preferred Shares subject to such Submitted Bid;

(b) Each Potential Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to or lower than the Maximum Rate will purchase the number of the Fund’s outstanding Preferred Shares subject to such Submitted Bid; and

(c) Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate higher than the Maximum Rate or a Submitted Sell Order will sell a number of the Fund’s Preferred Shares subject to all such Submitted Bids and Submitted Sell Orders.

With respect to each Fund’s Preferred Shares, if, as a result of the pro rata allocation described in clauses (d) or (e) of the second preceding paragraph or clause (c) of the next preceding paragraph, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a Preferred Share, the Auction Agent will, in such manner as, in its sole discretion, it will determine, round up or down to the nearest whole share the number of the Fund’s Preferred Shares being sold or purchased on such Auction Date so that the number of shares sold or purchased by each Existing Holder or Potential Holder will be whole Preferred Shares of the Fund. If as a result of the pro rata allocation described in clause (e) of the second preceding paragraph, any Potential Holder would be entitled or required to purchase less than a whole Preferred Share of the Fund, the Auction Agent will, in such manner as, in its sole discretion, it will determine, allocate the Fund’s Preferred Shares for purchase among Potential Holders so that only whole Preferred Shares of the Fund are purchased by any such Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing the Fund’s Preferred Shares.

Notification of Results; Settlement

The Auction Agent will be required to advise each Broker-Dealer that submitted an Order of the Applicable Rate for the next Rate Period and, if the Order was a Bid or Sell Order, whether such Bid or Sell Order was accepted or rejected, in whole or in part, by telephone by approximately 3:00 P.M., New York City time, on each Auction Date. Each Broker-Dealer that submitted an Order for the account of a customer will then be required to advise such customer of the Applicable Rate for the next Rate Period and, if such Order was a Bid or a Sell Order, whether such Bid or Sell Order was accepted or rejected, in whole or in part, will be required to confirm purchases and sales with each customer purchasing or selling a Fund’s Preferred Shares as a result of the Auction and will be required to advise each customer purchasing or selling the Fund’s Preferred Shares as a result of the Auction to give instructions to its Agent Member of the Securities Depository to pay the purchase price against delivery of the Fund’s Preferred Shares or to deliver the Fund’s Preferred Shares against payment therefor, as appropriate. The Auction Agent will be required to record each transfer of a Fund’s Preferred Shares on the registry of Existing Holders to be maintained by the Auction Agent. See “—General” above.

In accordance with the Securities Depository’s normal procedures, on the Business Day after the Auction Date, the transactions described above will be executed through the Securities Depository and the accounts of the respective Agent Members at the Securities Depository will be debited and credited and shares delivered as necessary to effect the purchases and sales of a Fund’s Preferred Shares as determined in the Auction. Purchasers will make payment through their agent Members in same-day funds to the Securities Depository against delivery through their Agent Members; the Securities Depository will make payment in accordance with its normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.

If any Existing Holder selling a Fund’s Preferred Shares in an Auction fails to deliver the Fund’s Preferred Shares, the Broker-Dealer of any person that was to have purchased the Fund’s Preferred Shares in such Auction may deliver to such person a number of whole Preferred Shares of the Fund that is less than the number of the Fund’s Preferred Shares that otherwise was to be purchased by such person. In such event, the number of the Fund’s Preferred Shares to be so delivered shall be determined by such Broker-Dealer. Delivery of such lesser number of shares shall constitute good delivery. With respect to each Fund, each Broker-Dealer Agreement will also provide that neither the Fund nor the Auction Agent will have responsibility or liability with respect to the failure of a Potential Holder, Existing Holder or their respective Agent Members to deliver the Fund’s Preferred Shares or to purchase the Fund’s Preferred Shares purchased or sold pursuant to an Auction or otherwise.

Concerning the Auction Agent

The Auction Agent is acting as agent for each Fund in connection with Auctions. In the absence of bad faith or negligence on its part, the Auction Agent will not be liable for any action taken, suffered or omitted or for any error of judgment made by it in the performance of its duties under the Auction Agency Agreement and will not be liable for any error of judgment made in good faith unless the Auction Agent will have been negligent in ascertaining the pertinent facts.

The Auction Agent may rely upon, as evidence of the identities of the Existing Holders of a Fund’s Preferred Shares, a list of initial owners of the Fund’s Preferred Shares provided by the Fund, the results of Auctions and notices from any Broker-Dealer with respect to transfers described in the next sentence. The Auction Agent will be required to register a transfer of a Fund’s Preferred Shares from an Existing Holder to another person only if such transfer is made (1) pursuant to a Bid or Sell Order placed with the Auction Agent by or on behalf of such Existing Holder, (2) to a Broker-Dealer or (3) to such other Persons as may be permitted by the Fund; provided that in the case of all transfers other than pursuant to Auctions, (i) any Existing Holder that is not a Broker-Dealer shall advise its Broker-Dealer of such transfer, who in turn shall advise the Auction Agent of such transfer and (ii) any such Existing Holder that is a Broker-Dealer shall advise the Auction Agent of such transfer. The Auction Agent is not required to accept any such notice for an Auction unless it is received by the Auction Agent by 3:00 P.M., New York City time, on the Business Day preceding such Auction.

The Auction Agent may terminate the Auction Agency Agreement with a Fund upon notice to the relevant Fund on a date no earlier than 45 days after such notice. If the Auction Agent should resign with respect to a Fund, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. Each Fund may remove the Auction Agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor Auction Agent.

Broker-Dealers

The Auction Agent after each Auction for a Fund’s Preferred Shares will pay to each Broker-Dealer from funds provided by the Fund, a service charge at the annual rate of 25% in the case of any Auction immediately preceding a Rate Period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealers in the case of any Auction immediately preceding a Rate Period of one year or longer, of the purchase price of the Fund’s Preferred Shares placed by such Broker-Dealer at such Auction. For the purposes of the preceding sentence, a Fund’s Preferred Shares will be placed by a Broker-Dealer if the Fund’s Preferred Shares were (i) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are Beneficial Owners or (ii) the subject of an Order submitted by such Broker-Dealer that is (A) a Submitted Bid of an Existing Holder that resulted in such Existing Holder continuing to hold the Fund’s Preferred Shares as a result of the Auction, (B) a Submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing the Fund’s Preferred Shares as a result of the Auction or (C) a valid Hold Order.

Each Fund may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination.

With respect to each Fund, the Broker-Dealer Agreements provide that a Broker-Dealer may submit Orders in Auctions for its own account, unless the Fund notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit Hold Orders and Sell Orders for their own accounts. With respect to each Fund, if a Broker-Dealer submits an Order for its own account in any Auction, it might have an advantage over other Bidders because it would have knowledge of all Orders submitted by it in that Auction; such Broker Dealer, however, would not have knowledge of Orders submitted by other Broker-Dealers in that Auction.

With respect to each Fund, the Broker-Dealers expect, but are not obligated, to maintain a secondary trading market in the Fund’s Preferred Shares outside of Auctions. There can be no assurance that a secondary trading market in either Fund’s Preferred Shares will develop or, if it does develop, that it will provide owners with liquidity of investment. Neither Fund’s Preferred Shares are, nor is it expected that either Fund’s Preferred Shares will be, registered on any stock exchange or included for quotation in the National Association of Securities Dealers Automated Quotation System.

PROPOSAL 2—TO APPROVE THE ISSUANCE OF 900 MNP PREFERRED SHARES TO HOLDERS OF MPT PREFERRED SHARES IN CONNECTION WITH THE MERGER

(HOLDERS OF MNP PREFERRED SHARES)

The Board of MNP has proposed that MNP file new Articles Supplementary providing for the designation and issuance of 900 new MNP Preferred Shares to be issued to holders of MPT Preferred Shares in connection with the Merger.

MNP currently has authorized and outstanding 800 MNP Preferred Shares. At a meeting held on March 2, 2007, MNP’s Board, including all of the Independent Directors and the Directors elected by the holders of MNP Preferred Shares, approved the designation and issuance of 900 new MNP Preferred Shares to be issued to holders of MPT Preferred Shares in connection with the Merger. MNP Preferred Shares have the same $50,000 liquidation preference as MPT Preferred Shares. In the Merger, each holder of MPT Preferred Shares would receive one full MNP Preferred Share for each MPT Preferred Share held on the Business Day preceding the Closing Date.

Immediately prior to the Closing Date, each of MPT and MNP, to the extent applicable, will pay all accumulated but unpaid dividends to holders of its Preferred Shares, which together with all previous dividends, are intended to have the effect of distributing to holders of its Preferred Shares all dividends that have accrued through the Closing Date, if any.

In approving the designation and issuance of additional MNP Preferred Shares, the Board of MNP, including all of the Independent Directors and the Directors elected by the holders of MNP Preferred Shares, determined that the issuance of additional MNP Preferred Shares would not harm the holders of the MNP Preferred Shares and would not affect the ratings assigned to the Preferred Shares by any rating agency. Of course, MNP would still be required under rating agency guidelines to maintain asset coverage of at least 200% and the asset coverage requirements of the 1940 Act. See “Proposal 1—Comparison of Investment objectives, Strategies and Principal Risks of Investing in the Funds—Rating Agency Guidelines.” In addition, as a condition to the issuance of additional MNP Preferred Shares, MNP will receive written confirmation from S&P or Moody’s, as appropriate, that the issuance of additional MNP Preferred Shares in the Merger will not impair the rating assigned by such rating agency to MNP Preferred Shares.

Under MNP’s Charter, the creation and issuance of additional MNP Preferred Shares must be approved by the affirmative vote of the holders of a majority of the outstanding MNP Preferred Shares voting separately as a class. See “Voting Information” below. Under the Agreement and Plan of Merger, a form of which is attached hereto as Appendix A and which is described above under “Proposal 1—Information About the Proposed Merger—The Agreement and Plan of Merger,” approval of the creation and issuance of additional MNP Preferred Shares by the holders of MNP Preferred Shares is a condition to the Merger.

PROPOSAL 3—TO APPROVE THE AMENDMENT OF THE CHARTER OF MNP TO ALLOW THE BOARD OF

DIRECTORS TO AUTHORIZE, CREATE OR ISSUE, OR INCREASE THE AUTHORIZED OR ISSUED

AMOUNT OF, PREFERRED STOCK RANKING ON A PARITY WITH MNP PREFERRED SHARES,

WITHOUT SEPARATE APPROVAL BY THE HOLDERS OF A MAJORITY OF THE SHARES OF

MNP’S OUTSTANDING PREFERRED STOCK

(HOLDERS OF MNP COMMON SHARES AND MNP PREFERRED SHARES VOTING TOGETHER AS ONE CLASS PLUS HOLDERS OF MNP PREFERRED SHARES VOTING SEPARATELY)

At present, paragraph 5(c)(i) of the Articles Supplementary relating to MNP Preferred Shares currently provides that, so long as MNP Preferred Shares are outstanding, MNP shall not, without the affirmative vote of the holders of a majority of the outstanding MNP Preferred Shares outstanding at the time, in person or by proxy, at a meeting (voting separately as one class) or by the unanimous written consent of the holders of all outstanding shares of MNP’s preferred stock, excluding MNP Preferred Shares held by MNP or any of its affiliates:

authorize, create or issue, or increase the authorized or issued amount of, any class or series of stock ranking prior to or on a parity with any series of Preferred Stock with respect to payment of dividends or the distribution of assets on dissolution, liquidation or winding up, or increase the authorized amount of Preferred Shares or any other Preferred Stock.(1)

The effect of this provision is to require approval by the holders of a majority of the outstanding MNP Preferred Shares of any issuance of additional MNP Preferred Shares belonging to the same class as the existing MNP Preferred Shares. As a result, separate approval by the holders of MNP Preferred Shares is required to approve the designation and issuance of additional MNP Preferred Shares to the holders of MPT Preferred Shares in connection with the Merger in Proposal 2 above. In addition, separate approval by the holders of MNP Preferred Shares would be required if MNP desired to increase the level of leverage provided by MNP Preferred Shares following the Merger or if, after redeeming a number of MNP Preferred Shares, MNP desired thereafter to reissue previously authorized MNP Preferred Shares. The requirement to seek approval by the holders of MNP Preferred Shares increases the costs to MNP of issuing new MNP Preferred Shares.

The Board of MNP has approved an amendment to MNP’s charter that would allow for the issuance of additional shares of securities ranking on a parity with MNP Preferred Shares, including new MNP Preferred Shares, without separate approval by the holders of a majority of the outstanding MNP Preferred Shares. Specifically, paragraph 5(c)(i) of the Articles Supplementary relating to MNP Preferred Shares would be amended to require approval by the holders of MNP Preferred Shares only if MNP were to:

authorize, create or issue, or increase the authorized or issued amount of, any class or series of stock ranking prior to any series of Preferred Stock with respect to payment of dividends or the distribution of assets on dissolution, liquidation or winding up.

The effect of this amendment would be to allow the Board to designate and issue additional MNP Preferred Shares without obtaining approval by the holders of MNP Preferred Shares. The Board of MNP does not believe this charter amendment would result in any harm to the holders of MNP Preferred Shares. In connection with any issuance of additional MNP Preferred Shares, MNP would still be required under rating agency guidelines to maintain asset coverage of at least 200% and the asset coverage requirements of the 1940 Act (see “Comparison of Investment Objectives, Strategies and Principal Risks of Investing in the Funds—Rating Agency Guidelines”) and the Board would still be subject to its fiduciary duties under federal and Maryland law vis-à-vis the holders of MNP Preferred Shares. In addition, separate approval by the holders of MNP Preferred Shares would still be required for the creation and issuance of any securities of MNP ranking prior to MNP Preferred Shares. The Board believes this proposed charter amendment would benefit MNP by providing MNP with greater flexibility in the management of its leverage for the benefit of holders of MNP Common Shares without harming holders of MNP Preferred Shares. If Proposal 3 is approved, MNP will be able to reduce or increase the amount of MNP Preferred Shares outstanding depending on market conditions.

Under MNP’s charter, this charter amendment must be approved (i) by the affirmative vote of the holders of a majority of the outstanding MNP Common Shares and MNP Preferred Shares, voting together as a single class, and (ii) because the charter amendment affects the rights of holders of MNP Preferred Shares, separately by the affirmative vote of the holders of a majority of the outstanding MNP Preferred Shares, voting separately as a class. See “Voting Information” below.

Approval of this proposed charter amendment is not a condition to the Merger described above under Proposal 1.

(1)

In the Articles Supplementary relating to MNP Preferred Shares, “Preferred Shares” means MNP’s Auction Rate Preferred Stock, Series M (i.e., the MNP Preferred Shares), and “Preferred Stock” is defined as the preferred stock of MNP (i.e., any class of stock ranking prior to MNP Common Shares), and includes the MNP Preferred Shares.

OTHER BUSINESS

The Boards of the Funds do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting or any adjournment or postponement thereof, the persons named as proxies will vote thereon in accordance with their judgment.

SUBMISSION OF SHAREHOLDER PROPOSALS

A shareholder proposal intended to be presented at a Fund’s next annual meeting of shareholders must be (or must have been) received at the offices of that Fund, 125 Broad Street, 10th Floor, New York, New York 10004, not later than October 31, 2007 in the case of MNP, or May 3, 2007, in the case of MPT, to be included in the proxy statement and the form of proxy relating to that meeting. The submission by a shareholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included in a proxy statement. Shareholder proposals are subject to certain regulations under the federal securities laws.

The persons named as proxies for a Fund’s next annual meeting of the shareholders will have discretionary authority to vote on any matter presented by a shareholder for action at that meeting unless that Fund receives (or received) notice of the matter between December 31, 2007 and January 29, 2008, in the case of MNP, or between July 12, 2007 to August 13, 2007, in the case of MPT, in which case these persons will not have discretionary voting authority except as provided in the SEC’s rules governing shareholder proposals.

If Proposals 1 and 2 are approved, MPT will not hold an annual meeting of shareholders in 2007 or thereafter.

SHAREHOLDER COMMUNICATIONS WITH THE BOARDS

Shareholders of each Fund can send communications to its Board and to individual Directors in accordance with the following process: each Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Fund’s Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair (together with the CCO, “Complaint Officers”). Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason

Compliance Department

399 Park Avenue, 4th Floor

New York, NY 10022

Complaints may also be submitted by telephone at 800-742-5274. Complaints submitted through this number will be received by the CCO.

Each Fund’s Audit Committee Chair may be contacted at:

[Fund Name]

Audit Committee Chair

c/o Robert K. Fulton, Esq.

Stradley Ronon Stevens & Young, LLP

2600 One Commerce Square

Philadelphia, PA 19103

Any shareholder who wishes to send any other communications to the Boards should also deliver such communications to the Secretary of the applicable Fund at the address listed above. The Secretary is responsible for determining, in consultation with other Officers of the Funds, counsel and other advisers as appropriate, which shareholder communications will be relayed to the Boards.

VOTING INFORMATION

This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies by the Boards of the Funds to be used at the Meeting. This Proxy Statement/Prospectus, along with the Notice of Special Meeting and a proxy card, are first being mailed to shareholders of each Fund on or about May [    ], 2007 or as soon as practicable thereafter. Only shareholders of record as of the close of business on March 23, 2007 (the “Record Date”) will be entitled to notice of, and to vote at, the Meeting, and at any adjournments or postponements thereof. Shareholders can only vote on matters affecting the Fund(s) in which they hold shares. Because the proposals in the Proxy Statement/Prospectus are separate for each Fund, it is essential that shareholders who own shares of both Funds complete, date, sign and return each proxy card they receive. If the enclosed proxy card is properly signed and dated and returned in time to be voted at the Meeting, the proxies named thereon will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly signed and dated proxy cards will be voted “FOR” approval of Proposals 1, 2 and 3 and “FOR” any other matters the proxies deem appropriate. Please see “Instructions for Signing Proxy Cards” for instructions on how to sign your proxy card.

A shareholder may revoke a proxy at any time on or before the Meeting by either (1) submitting to the applicable Fund a subsequently dated proxy, (2) delivering to the applicable Fund a written notice of revocation (addressed to the Secretary at the principal executive office of the Fund at the address shown at the beginning of this Proxy Statement/Prospectus) or (3) otherwise giving notice of revocation at the Meeting, at all times prior to the exercise of the authority granted in the proxy card. Merely attending the Meeting, however, will not revoke any previously executed proxy. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of each Proposal.

Even if you plan to attend the Meeting, we ask that you return the enclosed proxy card or vote by telephone or through the Internet. This will help us ensure that an adequate number of shares are present for the Meeting to be held.

Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of election appointed for the Meeting. The inspector of election will determine whether or not a quorum is present at the Meeting. The inspector of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares with respect to approval of the Reorganization Agreement before the Meeting. The NYSE has taken the position that a broker-dealer that is a member of the NYSE and that has not received instructions from a customer or client prior to the date specified in the broker-dealer firm’s request for voting instructions may not vote such customer or client’s shares with respect to approval of Proposal 1, 2 or 3. A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted on the proposal may be deemed an instruction to vote such shares in favor of the proposal.

If you hold shares of a Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund, the service agent may be the record holder of your shares. At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on the proposal may be deemed an instruction to vote such shares in favor of the proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your shares to be voted.

Photographic identification will be required for admission to the Meeting.

Proxy Solicitation

The Funds will bear the entire costs of the Merger.

Solicitation may be made by letter or telephone by Officers or employees of Legg Mason, LMPFA, Western Asset or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to the beneficial owner of shares of the applicable Fund to obtain authorization for the execution of proxies. Legg Mason will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding the Proxy Statement/Prospectus and proxy materials to the beneficial owners of each Fund’s common and preferred shares. In addition, Legg Mason, on behalf of each Fund, has retained Computershare Fund Services (“Computershare”), a proxy solicitation firm, to assist in the solicitation of proxies. It is anticipated that Computershare will be paid approximately $20,000 for such solicitation services to be borne by the Funds. Computershare may solicit proxies personally and by telephone. Each Fund’s portion of the foregoing expenses is not subject to any contractual cap or voluntary agreement to waive fees and/or reimburse expenses that may otherwise apply to that Fund.

Quorum

A Fund’s shareholders may hold a Meeting for that Fund if the quorum requirement for that Fund is met, regardless of whether the other Fund’s quorum requirement is met.

Votes Required

Approval of Proposal 1 will require, if a quorum is present at the Meeting with respect to each Fund, the affirmative vote of the holders of a majority of the outstanding Common Shares and Preferred Shares of the Fund, voting together as a single class. Approval of Proposal 2 will require, if a quorum is present at the Meeting with respect to MNP, the affirmative vote of the holders of a majority of the outstanding MNP Preferred Shares voting separately. Approval of Proposal 3 will require, if a quorum is present at the Meeting with respect to MNP, the affirmative vote of the holders of a majority of the outstanding MNP Common Shares and MNP Preferred Shares, voting together as a single class, as well as the affirmative vote of the holders of a majority of the outstanding MNP Preferred Shares voting separately.

Effect of Abstentions and Broker “Non-Votes”

For purposes of determining the presence of a quorum for transacting business at the Meeting with respect to a Fund, executed proxies marked as abstentions and broker “non-votes” (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes but which have not been voted. Accordingly, abstentions and broker non-votes will have the effect of a vote against adjournment and against approval of Proposals 1, 2 and 3. Accordingly, shareholders are urged to forward their voting instructions promptly.

Adjournments and Postponements

If the necessary quorum to transact business or the vote required to approve one or more Proposals is not obtained at the Meeting with respect to a Fund, the chairman of the Meeting or the persons named as proxies may propose one or more adjournments or postponements of the Meeting with respect to that Fund in accordance with applicable law to permit further solicitation of proxies. If in the judgment of the chairman of the Meeting or the persons named as proxies, it is advisable to defer action on one or more Proposals, the chairman of the Meeting or the persons named as proxies may propose one or more adjournments of the Meeting with respect to such Proposal or Proposals for a reasonable period or periods. The Meeting may be adjourned up to 120 days after the original record date for the Meeting without further notice other than announcement at the Meeting.

Appraisal Rights

If the Merger is completed, holders of MPT Preferred Shares who do not vote for the approval of the Merger and who otherwise comply with the provisions of Sections 3-201 et seq. of the Maryland General Corporation Law summarized below will be entitled to an appraisal by the Circuit Court for Baltimore City, Maryland of the “fair value” of their MPT Preferred Shares. Holders of MPT Common Shares, MNP Common Shares and MNP Preferred Shares are not entitled to appraisal rights in connection with the Merger.

To perfect their appraisal rights, holders of MPT Preferred Shares must strictly comply with the procedures in Sections 3-201 et seq. Failure to strictly comply with these procedures will result in the loss of appraisal rights.

Under the Maryland General Corporation Law, each holder of MPT Preferred Shares will be entitled to demand and receive payment of the fair value of the holder’s MPT Preferred Shares in cash, if the holder:

•	before or at the Meeting, files with MPT a written objection to the Merger;

•	does not vote in favor of the Merger; and

•

within 20 days after the Articles of Merger have been accepted for record by the SDAT, makes written demand on MNP for payment of his or her MPT Preferred Shares, stating the number of MPT Preferred Shares for which payment is demanded.

Any written objection should be sent to MPT. Any holder of MPT Preferred Shares who fails to comply with all of the requirements described above will be bound by the terms of the Merger. A demand for payment may be withdrawn only with the consent of MNP. Fair value will be determined as of the close of business on the date the holders of MPT Preferred Shares vote on the Merger.

MNP will promptly deliver or mail to each dissenting holder of MPT Preferred Shares written notice of the date of acceptance of the Articles of Merger for record by the SDAT. MNP may also deliver or mail to each objecting holder of MPT Preferred Shares a written offer to pay for his or her MPT Preferred Shares at a price deemed by MNP to be the fair value of the MPT Preferred Shares. Within 50 days after acceptance of the Articles of Merger for record by the SDAT, either MNP or any objecting holder of MPT Preferred Shares who has not received payment for his or her MPT Preferred Shares may petition the Circuit Court for Baltimore City, Maryland, for an appraisal to determine the fair value of the MPT Preferred Shares. If the court finds that an objecting holder of MPT Preferred Shares is entitled to appraisal of his or her MPT Preferred Shares, the court will appoint three disinterested appraisers to determine their fair value on terms and conditions the court determines proper, and appraisers will, within 60 days after appointment (or a longer period as the court may direct) file with the court and mail to each party to the proceeding their report stating their conclusion as to the fair value of the MPT Preferred Shares. Within 15 days after the filing of the report, any party may object to the report and request a hearing on the matter. The court will, upon motion of any party, enter an order confirming, modifying or rejecting the report and, if confirmed or modified, enter judgment directing the time within which payment must be made. If the appraisers’ report is rejected, the court may determine the fair value of the MPT Preferred Shares of the objecting holders or may remit the proceeding to the same or other appraisers. Any judgment entered pursuant to a court proceeding will include interest from the date of the holders of MPT Preferred Shares vote on the action to which objection was made, unless the court finds that the holder’s refusal to accept a written offer to purchase the MPT Preferred Shares made by MNP as described above was arbitrary and vexatious or not in good faith. Costs of the proceeding (not including attorneys’ fees) will be determined by the court and will be assessed against MNP or, under certain circumstances, the objecting holder, or both.

At any time after the filing of a petition for appraisal, the court may require any dissenting holder of MPT Preferred Shares to submit his or her certificates representing MPT Preferred Shares to the clerk of the court for notation of the pendency of the appraisal proceedings. To receive payment, whether by agreement with MNP or pursuant to a judgment, the holder must surrender the share certificates indorsed in blank and in proper form for transfer. A holder demanding payment for MPT Preferred Shares will not have the right to receive any dividends or distribution payable to holders of record after the close of business on the date the holders of MPT Preferred Shares vote and will cease to have any rights as a holder with respect to the MPT Preferred Shares except the right to receive payment of the fair value of the MPT Preferred Shares. The holder’s rights may be restored only upon the withdrawal, with the consent of MNP, of the demand for payment, the failure of either party to file a petition for appraisal within the time required, a determination of the court that the holder is not entitled to an appraisal or the abandonment or rescission of the Merger.

This summary of the rights of dissenting holders of MPT Preferred Shares does not purport to be a complete statement of the procedures to be followed by holders of MPT Preferred Shares desiring to exercise their dissenters’ rights. The preservation and exercise of dissenters’ rights are conditioned on strict adherence to the applicable provisions of the Maryland General Corporation Law. Each holder of MPT Preferred Shares desiring to exercise dissenters’ rights should refer to Sections 3-201 et seq., entitled “Rights of Objecting Stockholders,” of the Maryland General Corporation Law, a copy of which is attached as Appendix G to this Proxy Statement/Prospectus, for a complete statement of the holder’s rights and the steps which must be followed in connection with the exercise of those rights.

All written demands for appraisal must be mailed or delivered to:

Western Asset Municipal Partners Fund Inc.

125 Broad Street, 10th Floor

New York, NY 10004

Attention: Secretary

or should be delivered to the Secretary of MNP at the Meeting before the vote on the Merger.

Record Date and Outstanding Shares

Only shareholders of record of each Fund at the close of business on March 23, 2007 are entitled to notice of and to vote at the Meeting and at any postponement or adjournment thereof. The chart below lists the number of shares of each class of each Fund that were outstanding and entitled to vote as of the close of business on the Record Date:

Fund	Number of Shares Outstanding on the Record Date
MNP
Common Shares	4,922,314
Preferred Shares	800
MPT
Common Shares	6,007,094
Preferred Shares	900

At March 23, 2007, the Directors and Officers of each Fund, as a group, beneficially owned less than 1% of the outstanding shares of either Fund’s Common Shares or Preferred Shares. To the knowledge of management, no person owned of record, or owned beneficially, more than 5% of MNP’s or MPT’s Common Shares or Preferred Shares outstanding at that date, except that Cede & Co., a nominee for participants in Depository Trust Company, held of record 4,577,496 shares of MNP Common Shares, equal to approximately 92.99% of the outstanding MNP Common Shares, and 5,736,653 MPT Common Shares, equal to approximately 95.50% of the outstanding MPT Common Shares. In addition, according to an amended Schedule 13D filing made on February 9, 2007, Karpus Management Inc. beneficially owned as of the date of that filing 729,561 MPT Common Shares, equal to approximately 12.15% of the MPT Common Shares outstanding as of that date, and according to an amended Schedule 13G filing made on February 12, 2007, Mr. Peter Wilby beneficially owned as of the date of that filing 316,737.64 MPT Common Shares, equal to approximately 5.3% of the MPT Common Shares outstanding as of that date.

SERVICE PROVIDERS

Deutsche Bank, 60 Wall Street, New York, New York 10005, serves as the auction agent for each Fund’s Preferred Shares.

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian of each Fund.

American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038, serves as each Fund’s dividend disbursing and transfer agent.

KPMG LLP, 345 Park Avenue, New York, New York 10154, has been selected as each Fund’s independent registered public accounting firm to audit the Fund’s financial statements and highlights for the most recent fiscal year.

Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017, serves as counsel to the Funds.

Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, PA 19103, serves as counsel to each Fund’s Independent Directors.

Certain legal matters concerning the issuance of MNP Common Shares and MNP Preferred Shares will be passed upon by DLA Piper US LLP.

The Board of each Fund, including the Independent Directors, unanimously recommends approval of Proposal 1; the Board of MNP, including the Directors elected by the holders of MNP Preferred Shares, unanimously recommends approval of Proposal 2; and the Board of MNP, including the Independent Directors and the Directors elected by the holders of MNP Preferred Shares, unanimously recommends approval of Proposal 3. Any signed and dated proxies without instructions to the contrary will be voted in approval of the Proposals.

By order of the Board of Directors,

Robert I. Frenkel
Secretary
Western Asset Municipal Partners Fund Inc.
Western Asset Municipal Partners Fund II Inc.

[ ], 2007

INDEX OF APPENDICES

Appendix A: Form of Agreement and Plan of Merger

Appendix B: Description of Moody’s and S&P Ratings

Appendix C: Legg Mason Partners Fund Advisor, LLC—Proxy Voting Policy

Appendix D: Glossary

Appendix E: Auction Procedures

Appendix F: Settlement Procedures

Appendix G: Sections 2-201 et seq. of the Maryland General Corporation Law

APPENDIX A

FORM OF

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (“Agreement”) is made as of this [    ]th day of [            ], 2007, between Western Asset Municipal Partners Fund II Inc. (the “Acquired Fund”), a Maryland corporation with its principal place of business at 125 Broad Street, New York, New York 10004 and Western Asset Municipal Partners Fund Inc. (the “Acquiring Fund”), a Maryland corporation with its principal place of business at 125 Broad Street, New York, New York 10004.

WHEREAS, each of the Acquired Fund and the Acquiring Fund is a closed-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, it is intended that, for United States federal income tax purposes (i) the transactions contemplated by this Agreement shall qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”) and (ii) that the Agreement shall constitute a “plan of reorganization” for purposes of the Code;

WHEREAS, the reorganization will consist of the merger of the Acquired Fund with and into the Acquiring Fund pursuant to the Maryland General Corporation Law (“MGCL”) as provided herein, and upon the terms and conditions hereinafter set forth in this Agreement;

WHEREAS, the Acquired Fund currently owns securities that are generally assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Board of Directors of the Acquiring Fund (the “Acquiring Fund Board”) has determined, with respect to the Acquiring Fund, that the Merger (as hereinafter defined) is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of this transaction;

WHEREAS, the Board of Directors of the Acquired Fund (the “Acquired Fund Board”) has determined, with respect to the Acquired Fund, that the Merger (as hereinafter defined) is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of this transactions;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto agree as follows:

1. BASIC TRANSACTION

1.1 The Merger. On and subject to the terms and conditions of this Agreement, the Acquired Fund will merge with and into the Acquiring Fund (the “Merger”) at the Effective Date (as defined in paragraph 1.3 below) in accordance with the MGCL. The Acquiring Fund shall be the surviving corporation and investment company. The Acquired Fund shall cease to exist as a separate corporation and investment company.

Each outstanding share of Acquired Fund Common Stock (as defined in paragraph 2.2(o)), will be converted into an equivalent dollar amount (to the nearest one tenth of one cent) of full shares of Acquiring Fund Common Stock (as defined in paragraph 2.1(o)), based on the net asset value per share of each of the parties at 4:00 p.m. Eastern Time on the Business Day prior to the Effective Date (the “Valuation Time”). No fractional shares of Acquiring Fund Common Stock will be issued to the holders of Acquired Fund Common Stock. In lieu thereof, the Acquiring Fund will purchase all fractional shares of Acquiring Fund Common Stock at the current net asset value per share of the Acquiring Fund Common Stock for the account of all holders of fractional interests, and each such holder will receive such holder’s pro rata share of the proceeds of such purchase. The Effective Date and the Business Day prior to it must each be a day on which the New York Stock Exchange is open for trading (a “Business Day”).

In addition, each outstanding share of Acquired Fund Preferred Stock (as defined in paragraph 2.2(o)), will be converted into one full share of Acquiring Fund Preferred Stock (as defined in paragraph 2.1(o)).

From and after the Effective Date, the Acquiring Fund shall possess all of the properties, assets, rights, privileges and powers and shall be subject to all of the restrictions, liabilities, obligations, disabilities and duties of the Acquired Fund, all as provided under Maryland law.

1.2 Actions at Closing. At the closing of the transactions contemplated by this Agreement (the “Closing”) on the date thereof (the “Closing Date”), (i) the Acquired Fund will deliver to the Acquiring Fund the various certificates and documents referred to in Article 7 below, (ii) the Acquiring Fund will deliver to the Acquired Fund the various certificates and documents referred to in Article 6 below, (iii) the Acquiring Fund will file with the State Department of Assessments and Taxation of Maryland (the “Department”) articles supplementary (the “Articles Supplementary”) describing the Acquiring Fund Preferred Stock to be issued pursuant to this Agreement; and (iv) the Acquired Fund and the Acquiring Fund will file jointly with the Department articles of merger (the “Articles of Merger”) and make all other filings or recordings required by Maryland law in connection with the Merger.

1.3 Effect of Merger. Subject to the requisite approvals of the shareholders of the parties, and to the other terms and conditions described herein, the Merger shall become effective at such time as the Articles of Merger are accepted for record by the Department or at such later time, not to exceed 30 days after such acceptance, as is specified in the Articles of Merger (the “Effective Date”) and the separate corporate existence of the Acquired Fund shall cease. As promptly as practicable after the Merger, the Acquired Fund shall delist the Acquired Fund Common Stock from the New York Stock Exchange (“NYSE”) and its registration under the 1940 Act shall be terminated. Any reporting responsibility of the Acquired Fund is, and shall remain, the responsibility of the Acquired Fund up to and including the Effective Date.

2. REPRESENTATIONS AND WARRANTIES

2.1 Representations and Warranties of the Acquiring Fund. The Acquiring Fund represents and warrants to the Acquired Fund that the statements contained in this paragraph 2.1 are correct and complete in all material respects as of the execution of this Agreement on the date hereof. The Acquiring Fund represents and warrants to, and agrees with, the Acquired Fund that:

(a) The Acquiring Fund is a corporation duly organized, validly existing under the laws of the State of Maryland and is in good standing with the Department, and has the power to own all of its assets and to carry on its business as it is now being conducted and to carry out this Agreement.

(b) The Acquiring Fund is duly registered under the 1940 Act as a diversified, closed-end management investment company (File No. 811-05497) and such registration has not been revoked or rescinded and is in full force and effect. The Acquiring Fund has elected and qualified for the special tax treatment afforded regulated investment companies (“RICs”) under Sections 851-855 of the Code at all times since its inception. The Acquiring Fund is qualified as a foreign corporation in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Acquiring Fund.

(c) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except (i) such as have been obtained or applied for under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, (ii) such as may be required by state securities laws and (iii) such as may be required under Maryland law for the acceptance for record of the Articles of Merger and the Articles Supplementary by the Department.

(d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result, in violation of the laws of the State of Maryland or of the Articles of Incorporation, as amended (the “Acquiring Fund Charter”), or the Bylaws, as amended, of the Acquiring Fund, or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound.

(e) The Acquired Fund has been furnished with a statement of assets, liabilities and capital and a schedule of investments of the Acquiring Fund, each as of December 31, 2006, said financial statements having been examined by KPMG LLP, independent public accountants. These financial statements are in accordance with generally accepted accounting principles applied on a consistent basis (“GAAP”) and present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

(f) The Acquired Fund has been furnished with the Acquiring Fund’s Annual Report to Shareholders for the year ended December 31, 2006.

(g) The Acquiring Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of the Acquiring Fund Board, and, subject to shareholder approval, this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(h) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(i) There are no material contracts outstanding to which the Acquiring Fund is a party that have not been disclosed in the Registration Statement (as defined in paragraph 2.1(m) below) or will not be otherwise disclosed to the Acquired Fund prior to the Effective Date.

(j) Since December 31, 2006, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, required to be disclosed in a balance sheet with GAAP other than those shown on the Acquiring Fund’s statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since December 31, 2006, and those incurred in connection with the Merger. Prior to the Effective Date, the Acquiring Fund will advise the Acquired Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued. For purposes of this paragraph 2.1(j), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio or the discharge of the Acquiring Fund liabilities will not constitute a material adverse change.

(k) All federal and other tax returns and information reports of the Acquiring Fund required by law to have been filed shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Effective Date occurs.

(l) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a RIC and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed substantially all of its investment company taxable income and net realized capital gain (as defined in the Code) that has accrued through the Effective Date.

(m) The registration statement to be filed with the Securities and Exchange Commission (the “SEC”) by the Acquiring Fund on Form N-14 relating to the Acquiring Fund Common Stock and the Acquiring Fund Preferred Stock to be issued pursuant to this Agreement, and any supplement or amendment thereto or to the documents therein (as amended, the “Registration Statement”), on the effective date of the Registration Statement, at the time of the shareholders’ meetings referred to in Article 4 of this Agreement and at the Effective Date, insofar as it relates to the Acquiring Fund (i) shall have complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this paragraph 2.1(m) shall not apply to statements in, or omissions from, the Registration Statement made in reliance upon and in conformity with information furnished by the Acquired Fund for use in the Registration Statement.

(n) All issued and outstanding shares of Acquiring Fund Common Stock and Acquiring Fund Preferred Stock (i) have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Effective Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the transfer agent. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of Acquiring Fund Common Stock or Acquiring Fund Preferred Stock, nor is there outstanding any security convertible into, or exchangeable for, any shares of Acquiring Fund Common Stock or Acquiring Fund Preferred Stock.

(o) The Acquiring Fund is authorized to issue 100,000,000 shares of capital stock, par value $0.001 per share, of which 1,700 shares have been classified as Auction Rate Preferred Stock, Series M, with a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) (the “Acquiring Fund Preferred Stock”) and 99,998,300 of which shares are classified as common stock (the “Acquiring Fund Common Stock”); each outstanding share of which is fully paid, non-assessable and has full voting rights.

(p) The offer and sale of the shares of Acquiring Fund Common Stock and Acquiring Fund Preferred Stock to be issued pursuant to this Agreement will be in compliance with all applicable federal and state securities laws.

(q) At or prior to the Effective Date, the Acquiring Fund will have obtained any and all regulatory, board and shareholder approvals necessary to issue the shares of Acquiring Fund Common Stock and Acquiring Fund Preferred Stock to be issued pursuant to this Agreement.

(r) The books and records of the Acquiring Fund made available to the Acquired Fund are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquiring Fund.

(s) The Acquiring Fund Board has not adopted a resolution electing to be subject to the Maryland Business Combination Act or the Maryland Control Share Acquisition Act.

2.2 Representations and Warranties of the Acquired Fund. The Acquired Fund represents and warrants to the Acquiring Fund that the statements contained in this paragraph 2.2 are correct and complete in all material respects as of the execution of this Agreement on the date hereof. The Acquired Fund represents and warrants to, and agrees with, the Acquiring Fund that:

(a) The Acquired Fund is a corporation duly organized, validly existing under the laws of the State of Maryland and is in good standing with the Department, and has the power to own all of its assets and to carry on its business as it is now being conducted and to carry out this Agreement.

(b) The Acquired Fund is duly registered under the 1940 Act as a closed-end, non-diversified management investment company (File No. 811-07812), and such registration has not been revoked or rescinded and is in full force and effect. The Acquired Fund has elected and qualified for the special tax treatment afforded RICs under Sections 851-855 of the Code at all times since its inception. The Acquired Fund is qualified as a foreign corporation in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Acquired Fund.

(c) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except (i) such as have been obtained or applied for under the 1933 Act, the 1934 Act and the 1940 Act, (ii) such as may be required by state securities laws and (iii) such as may be required under Maryland law for the acceptance for record of the Articles of Merger by the Department.

(d) The Acquired Fund is not, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result, in violation of the laws of the State of Maryland or of the Articles of Incorporation, as amended (the “Acquired Fund Charter”), or the Bylaws, as amended, of the Acquired Fund, or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound.

(e) The Acquiring Fund has been furnished with a statement of assets, liabilities and capital and a schedule of investments of the Acquired Fund, each as of December 31, 2006, said financial statements having been examined by KPMG LLP, independent public accountants. These financial statements are in accordance with GAAP and present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

(f) The Acquiring Fund has been furnished with the Acquired Fund’s Annual Report to Shareholders for the year ended June 30, 2006 and the Acquired Fund’s Semi-Annual Report to Shareholders for the semi-annual period ended December 31, 2006.

(g) The Acquired Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of the Acquired Fund Board, and, subject to shareholder approval, this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(h) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending (in which service of process has been received) or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(i) There are no material contracts outstanding to which the Acquired Fund is a party that have not been disclosed in the Registration Statement or will not be otherwise disclosed to the Acquiring Fund prior to the Effective Date.

(j) Since December 31, 2006, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, required to be disclosed in a balance sheet in accordance with GAAP other than those shown on the Acquired Fund’s statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since December 31, 2006, and those incurred in connection with the Merger. Prior to the Effective Date, the Acquired Fund will advise the Acquiring Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued. For purposes of this paragraph 2.2(j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio or the discharge of the Acquired Fund liabilities will not constitute a material adverse change.

(k) All federal and other tax returns and information reports of the Acquired Fund required by law to have been filed shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns. All tax liabilities of the Acquired Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Effective Date occurs.

(l) For each taxable year of its operation (including the taxable year ending on the Effective Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a RIC and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed substantially all of its investment company taxable income and net realized capital gain (as defined in the Code) that has accrued through the Effective Date.

(m) The Registration Statement, on the effective date of the Registration Statement, at the time of the shareholders’ meetings referred to in Article 4 of this Agreement and at the Effective Date, insofar as it relates to the Acquired Fund (i) shall have complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this paragraph 2.2(m) shall only apply to statements in, or omissions from, the Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the Registration Statement.

(n) All issued and outstanding shares of Acquired Fund Common Stock and Acquired Fund Preferred Stock (i) have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Effective Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 5.7. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of Acquired Fund Common Stock and Acquired Fund Preferred Stock, nor is there outstanding any security convertible into, or exchangeable for, any shares of Acquired Fund Common Stock and Acquired Fund Preferred Stock.

(o) The Acquired Fund is authorized to issue 100,000,000 shares of capital stock, par value $0.001 per share, of which 900 shares have been classified as Auction Rate Preferred Stock, Series M, with a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) (the “Acquired Fund Preferred Stock”) and 99,999,100 of which shares are classified as common stock (the “Acquired Fund Common Stock”); each outstanding share of which is fully paid, non-assessable and has full voting rights.

(p) The books and records of the Acquired Fund made available to the Acquiring Fund are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquired Fund.

(q) The Acquired Fund Board has not adopted a resolution electing to be subject to the Maryland Business Combination Act or the Maryland Control Share Acquisition Act.

3. CONVERSION TO THE ACQUIRING FUND COMMON STOCK

3.1 Conversion.

(a) Subject to the requisite approval of the shareholders of the parties, and the other terms and conditions contained herein, at the Effective Date, each share of Acquired Fund Common Stock will be converted into an equivalent dollar amount (to the nearest one tenth of one cent) of full shares of Acquiring Fund Common Stock, computed based on the net asset value per share of each of the parties at the Valuation Time.

(b) No fractional shares of Acquiring Fund Common Stock will be issued to the holders of Acquired Fund Common Stock. In lieu thereof, the Acquiring Fund will purchase all fractional shares of Acquiring Fund Common Stock at the current net asset value per share of Acquiring Fund Common Stock for the account of all holders of fractional interests, and each such holder will receive such holder’s pro rata share of the proceeds of such purchase.

3.2 Computation of Net Asset Value. The net asset value per share of the Acquired Fund Common Stock and the Acquiring Fund Common Stock shall be determined as of the Valuation Time, and no formula will be used to adjust the net asset value per share so determined of either of the parties’ common stock to take into account differences in realized and unrealized gains and losses. The value of the assets of the Acquired Fund to be transferred to the Acquiring Fund shall be determined by the Acquiring Fund pursuant to the principles and procedures consistently utilized by the Acquiring Fund in valuing its own assets and determining its own liabilities for purposes of the Merger, which principles and procedures are substantially similar to those employed by the Acquired Fund when valuing its own assets and determining its own liabilities. Such valuation and determination shall be made by the Acquiring Fund in cooperation with the Acquired Fund and shall be confirmed in writing by the Acquiring Fund to the Acquired Fund. The net asset value per share of Acquiring Fund Common Stock shall be determined in accordance with such procedures, and the Acquiring Fund shall certify the computations involved.

3.3 Issuance of the Acquiring Fund Common Stock. The Acquiring Fund shall issue to the holders of Acquired Fund Common Stock separate certificates or share deposit receipts for Acquiring Fund Common Stock by delivering the certificates or share deposit receipts evidencing ownership of Acquiring Fund Common Stock to American Stock Transfer & Trust Company, as the transfer agent and registrar for the Acquiring Fund Common Stock.

3.4 Surrender of the Acquired Fund Stock Certificates. With respect to any holder of Acquired Fund Common Stock holding certificates representing shares of Acquired Fund Common Stock as of the Effective Date, and subject to the Acquiring Fund being informed thereof in writing by the Acquired Fund, the Acquiring Fund will not permit such shareholder to receive new certificates evidencing ownership of Acquiring Fund Common Stock until such shareholder has surrendered his or her outstanding certificates evidencing ownership of Acquired Fund Common Stock or, in the event of lost certificates, posted adequate bond. The Acquired Fund will request its shareholders to surrender their outstanding certificates representing shares of Acquired Fund Common Stock or post adequate bond therefor. Dividends payable to holders of record of shares of Acquiring Fund Common Stock as of any date after the Effective Date and prior to the exchange of certificates by any holder of Acquired Fund Common Stock shall be paid to such shareholder, without interest; however, such dividends shall not be paid unless and until such shareholder surrenders his or her certificates representing shares of Acquired Fund Common Stock for exchange.

4. CONVERSION TO THE ACQUIRING FUND PREFERRED STOCK

4.1 Conversion. Subject to the requisite approval of the shareholders of the parties, and the other terms and conditions contained herein, at the Effective Date, each share of Acquired Fund Preferred Stock will be converted into one share of Acquiring Fund Preferred Stock.

4.2 Issuance of the Acquiring Fund Preferred Stock. The Acquiring Fund shall issue to the holders of the Acquired Fund Preferred Stock separate certificates or share deposit receipts for Acquiring Fund Preferred Stock by delivering the certificates or share deposit receipts evidencing ownership of Acquiring Fund Preferred Stock to American Stock Transfer & Trust Company, as the transfer agent and registrar for the Acquiring Fund Preferred Stock.

4.3 Surrender of the Acquired Fund Stock Certificates. With respect to any holder of Acquired Fund Preferred Stock holding certificates representing shares of Acquired Fund Preferred Stock as of the Effective Date, and subject to the Acquiring Fund being informed thereof in writing by the Acquired Fund, the Acquiring Fund will not permit such shareholder to receive new certificates evidencing ownership of Acquiring Fund Preferred Stock until such shareholder has surrendered his or her outstanding certificates evidencing ownership of Acquired Fund Preferred Stock or, in the event of lost certificates, posted adequate bond. The Acquired Fund will request its shareholders to surrender their outstanding certificates representing shares of Acquired Fund Preferred Stock or post adequate bond therefor. Dividends payable to holders of record of shares of Acquiring Fund Preferred Stock as of any date after the Effective Date and prior to the exchange of certificates by any holder of Acquired Fund Preferred Stock shall be paid to such shareholder, without interest; however, such dividends shall not be paid unless and until such shareholder surrenders his or her certificates representing shares of Acquired Fund Preferred Stock for exchange.

5. COVENANTS

5.1 Operations in the Normal Course. Each party covenants to operate its business in the ordinary course between the date hereof and the Effective Date, it being understood that such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) in the case of the Acquired Fund, preparing for its deregistration, except that the distribution of dividends pursuant to paragraph 7.6 of this Agreement shall not be deemed to constitute a breach of the provisions of this paragraph 5.1.

5.2 Shareholders’ Meetings.

(a) Each of the parties shall hold a meeting of its respective shareholders for the purpose of considering the Merger as described herein, and additionally in the case of the Acquired Fund the issuance of additional shares of Acquired Fund Preferred Stock pursuant to this Agreement, which meeting has been called by each party for June 15, 2007, and any adjournments or postponements thereof.

(b) Each of the parties agrees to mail to each of its respective shareholders of record entitled to vote at the meeting of shareholders at which action is to be considered regarding the Merger, and additionally in the case of the Acquired Fund the issuance of additional shares of Acquired Fund Preferred Stock pursuant to this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined Proxy Statement and Prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

5.3 Articles of Merger. The parties agree that, as soon as practicable after satisfaction of all conditions to the Merger, they will jointly file executed Articles of Merger with the Department and make all other filings or recordings required by Maryland law in connection with the Merger, including the filing by the Acquiring Fund of the Articles Supplementary.

5.4 Regulatory Filings.

(a) The Acquired Fund undertakes that, if the Merger is consummated, it will file, or cause its agents to file, an application pursuant to Section 8(f) of the 1940 Act for an order declaring that the Acquired Fund has ceased to be a registered investment company.

(b) The Acquiring Fund will file the Registration Statement with the SEC and will use its best efforts to ensure that the Registration Statement becomes effective as promptly as practicable. The Acquired Fund agrees to cooperate fully with the Acquiring Fund, and will furnish to the Acquiring Fund the information relating to itself to be set forth in the Registration Statement as required by the 1933 Act, the 1934 Act, the 1940 Act, and the rules and regulations thereunder and the state securities or blue sky laws.

5.5 Preservation of Assets. The Acquiring Fund agrees that it has no plan or intention to sell or otherwise dispose of the assets of the Acquired Fund to be acquired in the Merger, except for dispositions made in the ordinary course of business.

5.6 Tax Matters. Each of the parties agrees that by the Effective Date all of its federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes. In connection with this covenant, the parties agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Acquiring Fund agrees to retain for a period of ten (10) years following the Effective Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Acquired Fund for its final taxable year and for all prior taxable periods. Any information obtained under this paragraph 5.6 shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Effective Date, the Acquiring Fund shall prepare, or cause its agents to prepare, any federal, state or local tax returns, including any Forms 1099, required to be filed and provided to required persons by the Acquired Fund with respect to its final taxable years ending with the Effective Date and for any prior periods or taxable years for which the due date for such return has not passed as of the Effective Date and further shall cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities and provided to required persons. Notwithstanding the aforementioned provisions of this paragraph 5.6, any expenses incurred by the Acquiring Fund (other than for payment of taxes) in excess of any accrual for such expenses by the Acquired Fund in connection with the preparation and filing of said tax returns and Forms 1099 after the Effective Date shall be borne by the Acquiring Fund.

5.7 Shareholder List. Prior to the Effective Date, the Acquired Fund shall have made arrangements with its transfer agent to deliver to the Acquiring Fund a list of the names and addresses of all of the holders of record of Acquired Fund Common Stock and Acquired Fund Preferred Stock on the Effective Date and the respective number of shares of Acquired Fund Common Stock or Acquired Fund Preferred Stock owned by each such shareholder, certified by the Acquired Fund’s transfer agent or President to the best of their knowledge and belief.

5.8 Delisting, Termination of Registration as an Investment Company. The Acquired Fund agrees that the (i) delisting of the shares of the Acquired Fund with the NYSE and (ii) termination of its registration as a RIC will be effected in accordance with applicable law as soon as practicable following the Effective Date.

6. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at the Acquired Fund’s election, to the following conditions:

6.1 Certificates and Statements by the Acquiring Fund.

(a) The Acquiring Fund shall have furnished a statement of assets, liabilities and capital, together with a schedule of investments with their respective dates of acquisition and tax costs, certified on its behalf by its President (or any Vice President) and its Treasurer, and a certificate executed by both such officers, dated the Effective Date, certifying that there has been no material adverse change in its financial position since December 31, 2006, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(b) The Acquiring Fund shall have furnished to the Acquired Fund a certificate signed by its President (or any Vice President), dated the Effective Date, certifying that as of the Effective Date, all representations and warranties made in this Agreement are true and correct in all material respects as if made at and as of such date and each has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

(c) The Acquiring Fund shall have delivered to the Acquired Fund a letter from KPMG LLP, dated the Effective Date, stating that such firm has performed a limited review of the federal, state and local income tax returns for the period ended December 31, 2006, and that based on such limited review, nothing came to their attention which caused them to believe that such returns did not properly reflect, in all material respects, the federal, state and local income taxes of the Acquiring Fund for the period covered thereby; and that for the period from December 31, 2006 to and including the Effective Date, such firm has performed a limited review to ascertain the amount of such applicable federal, state and local taxes, and has determined that either such amount has been paid or reserves established for payment of such taxes, this review to be based on unaudited financial data; and that based on such limited review, nothing has come to their attention which caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of federal, state and local taxes for the period from December 31, 2006, to and including the Effective Date or that the Acquiring Fund would not continue to qualify as a RIC for federal income tax purposes.

6.2 Absence of Litigation. There shall be no material litigation pending with respect to the matters contemplated by this Agreement.

6.3 Legal Opinion. The Acquired Fund shall have received an opinion of Simpson Thacher & Bartlett LLP, as counsel to the Acquiring Fund, in form and substance reasonably satisfactory to the Acquired Fund and dated the Effective Date, to the effect that:

(i) the Acquiring Fund is a corporation duly organized, validly existing under the laws of the State of Maryland and in good standing with the Department;

(ii) the Acquiring Fund has the corporate power to carry on its business as a closed-end investment company registered under the 1940 Act;

(iii) the Agreement has been duly authorized, executed and delivered by the Acquiring Fund, and, assuming that the Registration Statement complies with the 1933 Act, 1934 Act and the 1940 Act, constitutes a valid and legally binding obligation of the Acquiring Fund, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors’ rights generally and by equitable principles;

(iv) to the best of such counsel’s knowledge, no consent, approval, authorization or order of any United States federal or Maryland state court or governmental authority is required for the consummation by the Acquiring Fund of the Merger, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and the published rules and regulations of the SEC thereunder and under Maryland law and such as may be required under state securities or blue sky laws;

(v) the Registration Statement has become effective under the 1933 Act, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act, and, with respect to the Acquiring Fund, the Registration Statement, and each amendment or supplement thereto, as of their respective effective dates, appear on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the SEC thereunder;

(vi) such counsel does not know of any statutes, legal or governmental proceedings or contracts with respect to the Acquiring Fund or other documents related to the Merger of a character required to be described in the Registration Statement which are not described therein or, if required to be filed, filed as required;

(vii) the execution and delivery of this Agreement does not, and the consummation of the Merger will not, violate any material provision of the Acquiring Fund Charter, the Bylaws, as amended, or any agreement (known to such counsel) to which the Acquiring Fund is a party or by which the Acquiring Fund is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Merger;

(viii) to the best of such counsel’s knowledge, no material suit, action or legal or administrative proceeding is pending or threatened against the Acquiring Fund; and

(ix) all corporate actions required to be taken by the Acquiring Fund to authorize this Agreement and to effect the Merger have been duly authorized by all necessary corporate actions on behalf of the Acquiring Fund.

Such opinion shall also state that while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the Registration Statement or any amendment or supplement thereto with respect to the Acquiring Fund, nothing has come to their attention that would lead them to believe that, on the respective effective dates of the Registration Statement and any amendment or supplement thereto, (1) the Registration Statement or any amendment or supplement thereto contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading with respect to the Acquiring Fund; and (2) the prospectus included in the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading with respect to the Acquiring Fund; provided that such counsel need not express any opinion or belief as to the financial statements, other financial data, statistical data or information relating to the Acquiring Fund contained or incorporated by reference in the Registration Statement. In giving the opinion set forth above, Simpson Thacher & Bartlett LLP may state that it is relying on certificates of officers of the Acquiring Fund with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of the Acquiring Fund and on the opinion of DLA Piper US LLP as to matters of Maryland law.

6.4 Auditors’ Consent and Certification. The Acquired Fund shall have received from KPMG LLP a letter to the effect that (i) they are independent public accountants with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; and (ii) in their opinion, the financial statements and supplementary information of the Acquiring Fund incorporated by reference in the Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder.

6.5 Regulatory Orders. The Acquiring Fund shall have received from any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

6.6 Satisfaction of the Acquired Fund. All proceedings taken by the Acquiring Fund and its counsel in connection with the Merger and all documents incidental thereto shall be satisfactory in form and substance to the Acquired Fund.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at the Acquiring Fund’s election, to the following conditions:

7.1 Certificates and Statements by the Acquired Fund.

(a) The Acquired Fund shall have furnished a statement of assets, liabilities and capital, together with a schedule of investments with their respective dates of acquisition and tax costs, certified on its behalf by its President (or any Vice President) and its Treasurer, and a certificate executed by both such officers, dated the Effective Date, certifying that there has been no material adverse change in its financial position since December 31, 2006, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(b) The Acquired Fund shall have furnished to the Acquiring Fund a certificate signed by its President (or any Vice President), dated the Effective Date, certifying that as of the Effective Dates, all representations and warranties made in this Agreement are true and correct in all material respects as if made at and as of such date and each has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

(c) The Acquired Fund shall have delivered to the Acquiring Fund a letter from KPMG LLP, dated the Effective Date, stating that such firm has performed a limited review of the federal, state and local income tax returns for the period ended June 30, 2006, and that based on such limited review, nothing came to their attention which caused them to believe that such returns did not properly reflect, in all material respects, the federal, state and local income taxes of the Acquired Fund for the period covered thereby; and that for the period from June 30, 2006, to and including the Effective Date and for any taxable year ending upon the Effective Date, such firm has performed a limited review to ascertain the amount of such applicable federal, state and local taxes, and has determined that either such amount has been paid or reserves have been established for payment of such taxes, this review to be based on unaudited financial data; and that based on such limited review, nothing has come to their attention which caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of federal, state and local taxes for the period from June 30, 2006, to and including the Effective Date and for any taxable year ending upon the Effective Date or that the Acquired Fund would not continue to qualify as a RIC for federal income tax purposes.

7.2 Absence of Litigation. There shall be no material litigation pending with respect to the matters contemplated by this Agreement.

7.3 Legal Opinion. The Acquiring Fund shall have received an opinion of Simpson Thacher & Bartlett LLP, as counsel to the Acquired Fund, in form and substance reasonably satisfactory to the Acquiring Fund and dated the Effective Date, to the effect that:

(i) the Acquired Fund is a corporation duly organized, validly existing under the laws of the State of Maryland and in good standing with the Department;

(ii) the Acquired Fund has the corporate power to carry on its business as a closed-end investment company registered under the 1940 Act;

(iii) the Agreement has been duly authorized, executed and delivered by the Acquired Fund, and, assuming that the Registration Statement complies with the 1933 Act, 1934 Act and the 1940 Act, constitutes a valid and legally binding obligation of the Acquired Fund, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors’ rights generally and by equitable principles;

(iv) to the best of such counsel’s knowledge, no consent, approval, authorization or order of any United States federal or Maryland state court or governmental authority is required for the consummation by the Acquired Fund of the Merger, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, the published rules and regulations of the SEC thereunder and under Maryland law and such as may be required by state securities or blue sky laws;

(v) such counsel does not know of any contracts or other documents with respect to the Acquired Fund related to the Merger of a character required to be described in the Registration Statement which are not described therein or, if required to be filed, filed as required;

(vi) the execution and delivery of this Agreement does not, and the consummation of the Merger will not, violate any material provision of the Acquired Fund Charter, the Bylaws, as amended, or any agreement (known to such counsel) to which the Acquired Fund is a party or by which the Acquired Fund is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Merger;

(vii) to the best of such counsel’s knowledge, no material suit, action or legal or administrative proceeding is pending or threatened against the Acquired Fund; and

(viii) all corporate actions required to be taken by the Acquired Fund to authorize this Agreement and to effect the Merger have been duly authorized by all necessary corporate actions on behalf of the Acquired Fund.

Such opinion shall also state that while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the Registration Statement or any amendment or supplement thereto with respect to the Acquired Fund, nothing has come to their attention that would lead them to believe that, on the respective effective dates of the Registration Statement and any amendment or supplement thereto with respect to the Acquired Fund, (1) the Registration Statement or any amendment or supplement thereto contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading with respect to the Acquired Fund, and (2) the prospectus included in the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading with respect to the Acquired Fund; provided that such counsel need not express any opinion or belief as to the financial statements, other financial data, statistical data or information relating to the Acquired Fund contained or incorporated by reference in the Registration Statement. In giving the opinion set forth above, Simpson Thacher & Bartlett LLP may state that it is relying on certificates of officers of the Acquired Fund with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of the Acquired Fund and on the opinion of DLA Piper US LLP, as to matters of Maryland law.

7.4 Auditor’s Consent and Certification. The Acquiring Fund shall have received from KPMG LLP a letter to the effect that (i) they are independent public accountants with respect to the Acquired Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; and (ii) in their opinion, the financial statements and supplementary information of the Acquired Fund included or incorporated by reference in the Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder.

7.5 Satisfaction of the Acquiring Fund. All proceedings taken by the Acquired Fund and its counsel in connection with the Merger and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund.

7.6 Dividends. Prior to the Effective Date, the Acquired Fund shall have declared and paid a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders substantially all of its net investment income that has accrued through the Effective Date, if any, and substantially all of its net capital gain, if any, realized through the Effective Date.

7.7 Custodian’s Certificate. The Acquired Fund’s custodian shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held or maintained by such custodian as of the Valuation Time.

7.8 Books and Records. The Acquired Fund’s transfer agent shall have provided to the Acquiring Fund (i) the originals or true copies of all of the records of the Acquired Fund in the possession of such transfer agent as of the Exchange Date, (ii) a certificate setting forth the number of shares of Acquired Fund Common Stock and Acquired Fund Preferred Stock outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any shares and the number of shares held of record by each such shareholder.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING FUND AND ACQUIRED FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall be entitled, at its option, to refuse to consummate the transactions contemplated by this Agreement:

8.1 Approval of Merger. The Merger shall have been approved by the affirmative vote of (a) the holders of a majority of the issued and outstanding shares of the Acquiring Fund Common Stock and the Acquiring Fund Preferred Stock entitled to vote thereon, voting together as a single class, and (b) the holders of a majority of the issued and outstanding shares of the Acquired Fund Common Stock and the Acquired Fund Preferred Stock entitled to vote thereon, voting together as a single class, and the designation and issuance of the Acquiring Fund Preferred Stock shall have been approved by the holders of a majority of the issued and outstanding shares of the Acquiring Fund Preferred Stock entitled to vote thereon, voting separately; the Acquiring Fund shall have delivered to the Acquired Fund a copy of the resolutions approving this Agreement and the issuance of Acquiring Fund Preferred Stock pursuant to this Agreement adopted by the Acquiring Fund Board and the Acquiring Fund’s shareholders, certified by its secretary; the Acquired Fund shall have delivered to the Acquiring Fund a copy of the resolutions approving this Agreement adopted by the Acquired Fund Board and the Acquiring Fund’s shareholders, certified by its secretary.

8.2 Regulatory Filings.

(a) Any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, relating to the transactions contemplated hereby shall have expired or been terminated.

(b) The SEC shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Merger under Section 25(c) of the 1940 Act; no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of the Acquired Fund or would prohibit the Merger.

(c) On the Closing Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Acquired Fund or the Acquiring Fund from completing the transactions contemplated by this Agreement.

8.3 Consents. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.4 Registration Statement. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending.

8.5 Tax Opinion. The parties shall have received the opinion of Simpson Thacher & Bartlett LLP, dated the Closing Date, substantially to the effect that, based upon certain facts, assumptions and representations made by the Acquired Fund, the Acquiring Fund and their respective authorized officers:

(i) the Merger as provided in this Agreement will constitute a reorganization within the meaning of Section 368(a)(1) of the Code and that the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii) except for consequences regularly attributable to a termination of the Acquired Fund’s taxable year, no gain or loss will be recognized to the Acquired Fund as a result of the Merger or upon the conversion of shares of Acquired Fund Common Stock to shares of Acquiring Fund Common Stock or the conversion of shares of Acquired Fund Preferred Stock to shares of Acquiring Fund Preferred Stock;

(iii) no gain or loss will be recognized to the Acquiring Fund as a result of the Merger or upon the conversion of shares of Acquired Fund Common Stock to shares of Acquiring Fund Common Stock or the conversion of shares of Acquired Fund Preferred Stock to shares of Acquiring Fund Preferred Stock;

(iv) no gain or loss will be recognized to the shareholders of the Acquired Fund upon the conversion of their shares of Acquired Fund Common Stock to shares of Acquiring Fund Common Stock or the conversion of their shares of Acquired Fund Preferred Stock to shares of Acquiring Fund Preferred Stock, except to the extent such shareholders are paid cash in lieu of fractional shares of Acquiring Fund Common Stock in the Merger;

(v) the tax basis of the Acquired Fund assets in the hands of the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the consummation of the Merger;

(vi) immediately after the Merger, the aggregate tax basis of the Acquiring Fund Common Stock received by each holder of Acquired Fund Common Stock in the Merger (including that of fractional share interests purchased by the Acquiring Fund) will be equal to the aggregate tax basis of the shares of Acquired Fund Common Stock owned by such shareholder immediately prior to the Merger;

(vii) immediately after the Merger, the aggregate tax basis of the Acquiring Fund Preferred Stock received by each holder of Acquired Fund Preferred Stock in the Merger will be equal to the aggregate tax basis of the shares of Acquired Fund Preferred Stock owned by such shareholder immediately prior to the Merger;

(viii) a shareholder’s holding period for Acquiring Fund Common Stock (including that of fractional share interests purchased by the Acquiring Fund) and/or Acquiring Fund Preferred Stock will be determined by including the period for which he or she held shares of Acquired Fund Common Stock and/or Acquired Fund Preferred Stock converted pursuant to the Merger, provided that such shares of Acquired Fund Common Stock and/or Acquired Fund Preferred Stock were held as capital assets;

(ix) the Acquiring Fund’s holding period with respect to the Acquired Fund’s assets transferred will include the period for which such assets were held by the Acquired Fund; and

(x) the payment of cash to the holders of Acquired Fund Common Stock in lieu of fractional shares of Acquiring Fund Common Stock will be treated as though such fractional shares were distributed as part of the Merger and then redeemed by the Acquiring Fund with the result that the holder of Acquired Fund Common Stock will generally have a capital gain or loss to the extent the cash distribution differs from such shareholder’s basis allocable to the fractional shares of Acquiring Fund Common Stock.

The delivery of such opinion is conditioned upon the receipt by Simpson Thacher & Bartlett LLP of representations it shall request of the Acquiring Fund and the Acquired Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this paragraph 8.5.

8.6 Assets and Liabilities. The assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund shall not include any assets or liabilities which the Acquiring Fund, by reason of limitations in its Registration Statement or the Acquiring Fund Charter, may not properly acquire or assume. The Acquiring Fund does not anticipate that there will be any such assets or liabilities but the Acquiring Fund will notify the Acquired Fund if any do exist and will reimburse the Acquired Fund for any reasonable transaction costs incurred by the Acquired Fund for the liquidation of such assets and liabilities.

9. INDEMNIFICATION

9.1 The Acquiring Fund. The Acquiring Fund, out of its assets and property, agrees to indemnify and hold harmless the Acquired Fund and the members of the Acquired Fund Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquiring Fund or the members of the Acquiring Fund Board or its officers prior to the Closing Date, provided that such indemnification by the Acquiring Fund is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9.2 The Acquired Fund. The Acquired Fund, out of its assets and property, agrees to indemnify and hold harmless the Acquiring Fund and the members of the Acquiring Fund Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquired Fund or the members of the Acquired Fund Board or its officers prior to the Closing Date, provided that such indemnification by the Acquired Fund is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

10. BROKER FEES AND EXPENSES

10.1 No Broker Fees. The Acquiring Fund and the Acquired Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2 Payment of Expenses. All expenses incurred in connection with the Merger of the Acquiring Fund and the Acquired Fund will be borne by the Acquiring Fund and the Acquired Fund in proportion to their respective total assets in the event the Merger is consummated. Such expenses shall include, but not be limited to, all costs related to the preparation and distribution of the Registration Statement, proxy solicitation expenses, SEC registration fees, and NYSE listing fees. Neither of the Acquiring Fund and the Acquired Fund owes any broker’s or finder’s fees in connection with the transactions provided for herein.

11. COOPERATION FOLLOWING EFFECTIVE DATE

In case at any time after the Effective Date any further action is necessary to carry out the purposes of this Agreement, each of the parties will take such further action (including the execution and delivery of such further instruments and documents) as the other party may reasonably request, all at the sole cost and expense of the requesting party (unless the requesting party is entitled to indemnification as described below). The Acquired Fund acknowledges and agrees that from and after the Effective Date, the Acquiring Fund shall be entitled to possession of all documents, books, records, agreements and financial data of any sort pertaining to the Acquired Fund.

12. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

12.1 Entire Agreement. The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

12.2 Survival of Warranties. The covenants to be performed after the Closing by both the Acquiring Fund and the Acquired Fund, and the obligations of the Acquiring Fund in Article 9, shall survive the Closing. All other representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and shall terminate on the Closing.

13. TERMINATION AND WAIVERS

13.1 Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing Date by resolution of either the Acquiring Fund Board or the Acquired Fund Board, if circumstances should develop that, in the opinion of that board, make proceeding with the Agreement inadvisable with respect to the Acquiring Fund or the Acquired Fund, respectively. Any such termination resolution to be effective shall be promptly communicated to the other party and, in any event, prior to the Closing Date. In the event of termination of this Agreement pursuant to the provisions hereof, the Agreement shall become void and have no further effect, and there shall not be any liability hereunder on the part of either of the parties or their respective board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.2 Waiver. At any time prior to the Effective Date, any of the terms or conditions of this Agreement may be waived by either the Acquired Fund Board or the Acquiring Fund Board (whichever is entitled to the benefit thereof), if, in the judgment of such board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended in this Agreement to the shareholders of their respective fund, on behalf of which such action is taken.

14. TRANSFER RESTRICTION

Pursuant to Rule 145 under the 1933 Act, and in connection with the issuance of any shares to any person who at the time of the Merger is, to its knowledge, an affiliate of a party to the Merger pursuant to Rule 145(c), the Acquiring Fund will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO WESTERN ASSET MUNICIPAL PARTNERS FUND INC. (OR ITS STATUTORY SUCCESSOR) UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED.

and, further, that stop transfer instructions will be issued to the Acquiring Fund’s transfer agent with respect to such shares. The Acquired Fund will provide the Acquiring Fund on the Effective Date with the name of any Acquired Fund Shareholder who is to the knowledge of the Acquired Fund an affiliate of it on such date.

15. MATERIAL PROVISIONS

All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

16. AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of shares of Acquiring Fund Common Stock and Acquiring Fund Preferred Stock to be issued to the holders of Acquired Fund Common Stock and Acquired Fund Preferred Stock, respectively, under this Agreement to the detriment of such shareholders without their further approval.

17. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to the

Acquiring Entity or the Acquired Entity, at its address set forth in the preamble to this Agreement, in each case to the attention of its President.

18. ENFORCEABILITY; HEADINGS; COUNTERPARTS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

18.1 Enforceability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

18.2 Headings. The Article headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

18.3 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

18.4 Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of New York.

18.5 Successors and Assigns. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

WESTERN ASSET MUNICIPAL PARTNERS FUND INC.	WESTERN ASSET MUNICIPAL PARTNERS FUND II INC.

By:	By:
Name:	Name:
Title:	Title

APPENDIX B

DESCRIPTION OF MOODY’S AND S&P RATINGS

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”)—Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A	Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC and C	Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”)—Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa”
to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

B-1

Caa	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.

Ca	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NR	Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch Ratings Service.

Short-Term Security Ratings:

SP-1	Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1	Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	Moody’s highest rating for issues having a demand feature—VRDO.

MIG1	Moody’s highest rating for short-term municipal obligations.

P-1	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

B-2

APPENDIX C

LEGG MASON PARTNERS FUND ADVISOR, LLC

Proxy Voting Policy

LMPFA delegates to each sub-adviser the responsibility for voting proxies for its funds, as applicable, to each sub-adviser through its contracts with each sub-adviser. Each sub-adviser may use its own proxy voting policies and procedures to vote proxies of the funds if the funds’ Board reviews and approves the use of those policies and procedures. Accordingly, LMPFA does not expect to have proxy-voting responsibility for any of the funds.

Should LMPFA become responsible for voting proxies for any reason, such as the inability of a sub-adviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent sub-adviser to vote proxies until a new sub-adviser is retained and the use of its proxy voting policies and procedures is authorized by the Board. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and any fund, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations.

LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from each sub-adviser and providing them to the funds as required for the funds to comply with applicable rules under the Investment Company Act of 1940. LMPFA shall also be responsible for coordinating the provision of information to the Board with regard to the proxy voting policies and procedures of each sub-adviser, including the actual proxy voting policies and procedures of each sub-adviser, changes to such policies and procedures, and reports on the administration of such policies and procedures.

C-1

APPENDIX D

GLOSSARY

“AA Composite Commercial Paper Rate” has the meaning set forth on page [    ] of this Proxy Statement/Prospectus.

“Additional Dividends” has the meaning set forth on page [    ] of this Proxy Statement/Prospectus.

“Agent Member” means the member of the Securities Depository that will act on behalf of an Existing Holder or Potential Holder.

“Anticipation Notes” means Tax Anticipation Notes (TANs), Revenue Anticipation Notes (RANs), Tax and Revenue Anticipation Notes (TRANs), Grant Anticipation Notes (GANs) and Bond Anticipation Notes (BANs); provided that any such GANs and BANS are rated by S&P.

“Applicable Rate” means, with respect to a Fund’s Preferred Shares, the rate per annum at which cash dividends are payable for any Rate Period for the Fund’s Preferred Shares.

“Articles Supplementary” means the Articles Supplementary of MNP or MPT specifying the powers, preferences and rights of the Fund’s Preferred Shares.

“Auction” means a periodic operation of the Auction Procedures with respect to a Fund’s Preferred Shares.

“Auction Agency Agreement” means the agreement entered into between a Fund and the Auction Agent which provides, among other things, that the Auction Agent will follow the Auction Procedures for the purpose of determining the Applicable Rate.

“Auction Agent” means Deutsche Bank, 60 Wall Street, New York, New York 10005, unless and until another commercial bank, trust company, or other financial institution appointed by a resolution of the Board of a Fund or a duly authorized committee thereof enters into an agreement with the Fund to follow the Auction Procedures for the purpose of determining the Applicable Rate and to act as transfer agent, registrar, dividend paying agent and redemption agent.

“Auction Date” with respect to any Rate Period, means the Business Day next preceding the first day of such Rate Period.

“Auction Procedures” means the procedures for conducting Auctions set forth in Appendix D to this Proxy Statement/Prospectus.

“Available Preferred Shares” has the meaning set forth on page [    ] of this Proxy Statement/Prospectus.

“Benchmark Rate” has the meaning set forth on page [    ] of this Proxy Statement/Prospectus.

“Beneficial Owner” has the meaning set forth on page [    ] of this Proxy Statement/Prospectus.

“Bid” has the, meaning set. forth on page [    ] of this Proxy Statement/Prospectus.

“Bidder” has the meaning set forth on page [    ] of this Proxy Statement/Prospectus.”

“Board of Directors” or “Board” means the Board of Directors of MNP or MPT.

“Broker-Dealer” means any broker-dealer, or other entity permitted by law to perform the functions required of a Broker-Dealer in the Auction Procedures, that has been selected by the Auction Agent and has entered into a Broker-Dealer Agreement with the Auction Agent that remains effective.

“Broker-Dealer Agreement” means an agreement entered into between, the Auction Agent and a Broker-Dealer, pursuant to which such Broker-Dealer agrees to follow the Auction Procedures.

“Business Combination” has the meaning set forth on page [    ] of this Proxy Statement/Prospectus.

“Business Day” means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in The City of New York are authorized or obligated by law to close.

“Charter” means the Charter, as amended and supplemented (including the Articles Supplementary), of MNP or MPT.

“Closing Transactions” mean the termination of a futures contract or option position by taking an equal position opposite thereto in the same delivery month as such initial position being terminated.

“Code” means the Internal Revenue Code of 1986, as amended.

“Commercial Paper Dealers” has the meaning set forth on page [    ] of this Proxy Statement/Prospectus.

“Common Shares” means the shares of common stock, par value $.001 per share, of MNP or MPT.

“Commission” means the Securities and Exchange Commission.

“Continuing Director” shall have the meaning set forth on page [    ] of this Proxy Statement/Prospectus.

“Cure Date” means the Preferred Shares Maintenance Cure Date or the 1940 Act Cure Date, as the case may be.

“Date of Original Issue” has the meaning set forth on page [    ] of this Proxy Statement/Prospectus.

“Deposit Securities” has the meaning set forth on page [    ] of this Proxy Statement/Prospectus.

“Discount Factor” means a Moody’s Discount Factor or an S&P Discount Factor, as the case may be.

“Discounted Value” means, as of any Valuation Date, (i) with respect to an S&P Eligible Asset, the quotient of the market value thereof divided by the applicable S&P Discount Factor and (ii) (a) with respect to a Moody’s Eligible Asset that is not currently callable as of such Valuation Date at the option of the Issuer thereof, the quotient of the market value thereof divided by the applicable Moody’s Discount Factor, or (b) with respect to a Moody’s Eligible Asset that is currently callable as of such Valuation Date at the option of the Issuer thereof, the quotient of (1) the lesser of the market value or call price thereof including any call premium, divided by (2) the applicable Moody’s Discount Factor, in connection with a Fund’s, receipt of a rating on the Fund’s Preferred Shares from Moody’s of at least “aaa” and from S&P of at least AAA.

“Dividend Coverage Amount” has the meaning set forth on page [    ] of this Proxy Statement/Prospectus.

“Dividend Coverage Assets” has the meaning set forth on page [    ] of this Proxy Statement/Prospectus.

“Dividend Payment Date” has the meaning set forth on page [    ] of this Proxy Statement/Prospectus.

“Dividend Period” has the meaning set forth on page [    ] of this Proxy Statement/Prospectus.

“DTC” has the meaning set forth on page [    ] of this Proxy Statement/Prospectus.

“Eligible Assets” means Moody’s Eligible Assets or S&P Eligible Assets, as the case may be.

“Existing Holder” has the meaning set forth on page [    ] of this Proxy Statement/Prospectus.

“Failure to Deposit” with respect to a Fund’s Preferred Shares, means a failure by the Fund to pay to the Auction Agent, not later than 12:00 noon, New York City time, (A) on the Business Day next preceding any Dividend Payment Date for the Fund’s Preferred Shares, in funds available on such Dividend Payment Date in The City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any Preferred Share or (B) on the Business Day next preceding any redemption date in funds available on such redemption date for the Fund’s Preferred Shares in The City of New York, New York, the Redemption Price to be paid on such redemption date for any such Preferred Share after notice of redemption is mailed, as set forth in this Proxy Statement/Prospectus; provided, however, that this clause shall not apply to the Fund’s failure to pay the Redemption Price in respect of the Fund’s Preferred Shares when the related notice of redemption provides that redemption of Preferred Shares is subject to one or more conditions precedent and each such condition precedent shall not have been satisfied at the time or times and in the manner specified in such notice of redemption.

“Fund” means either MNP or MPT.

“Hedging Transactions” has the meaning set forth on page [    ] of this Proxy Statement/Prospectus.

“Holder” means the registered holder of a Fund’s Preferred Shares as the same appears on the stock books of the Fund.

“Hold Order” has the meaning set forth on page [    ] of this Proxy Statement/Prospectus.

“Initial Margin” means the amount of cash or securities deposited with a custodian for the benefit of a futures commission, merchant as a good-faith deposit at the time of the initiation of a purchase or sale position with respect to a futures contract or a sale position with respect to an option position thereon.

“Initial Rate Period” means, with respect to either Fund’s Preferred Shares, the period from and including the Date of Original Issue to but excluding the Initial Dividend Payment Date.

“Interest Equivalent” means a yield on a 360-day basis of a discount basis security which is equal to the yield on an equivalent interest-bearing security.

“Interested Party” shall have the meaning set forth on page [    ] of this Proxy Statement/Prospectus.

“Investment Manager” has the meaning set forth on page [    ] of this Proxy Statement/Prospectus.

“IRS” means the United States Internal Revenue Service.

“Kenny Index” has the meaning set forth on page [    ] of this Proxy Statement/Prospectus.

“Late Charge” shall have the meaning set forth on page [    ] of this Proxy Statement/Prospectus.

“Maximum Rate” has the meaning set forth on page [    ] of this Proxy Statement/Prospectus.

“Maximum Marginal Tax Rate” means the maximum marginal regular federal income tax rate applicable to ordinary income or the maximum marginal regular federal corporate income tax rate, whichever is greater.

“Maximum Potential Additional Dividend Liability” has the meaning set forth on page [    ] of this Proxy Statement/Prospectus.

“Minimum Liquidity Level” has the meaning set forth on page [    ] of this Proxy Statement/Prospectus.

“Moody’s” means Moody’s Investors Service, Inc. or its successors.

“Moody’s Discount Factor” has the meaning set forth on page [    ] of this Proxy Statement/Prospectus.

“Moody’s Eligible Assets” has the meaning set forth on page [    ] of this Proxy Statement/Prospectus.

“Moody’s Exposure Period” has the meaning set forth on page [    ] of this Proxy Statement/Prospectus.,

“Moody’s Hedging Transactions” means futures contracts based on the Municipal Index or Treasury Bonds, the purchase of exchange traded put options on such futures, contracts and the writing of exchange traded call options on. such futures contracts.

“Moody’s Volatility Factor” means, as of any Valuation Date, (i) in the case of any Rate Period of 28 Rate Period Days or fewer, or any Rate Period of 57 Rate Period Days or more, a multiplicative factor generally equal to 275%; (ii) in the case of any Rate Period of more than 28 but fewer than 36 Rate Period Days, a multiplicative factor equal to 203%; (iii) in the case of any Rate period of more than 35 but fewer than 43 Rate Period Days, a multiplicative factor equal to 217%; (iv) in the case of any Rate Period of More than 42 but fewer than 49 Rate Period Days, a multiplicative factor equal to 226%; and (v) in the case of any Rate Period of more than 48 but fewer than 57 Rate Period Days, a multiplicative factor equal to 235%. If, as a result of the enactment of changes to the Code, the greater of the maximum marginal federal individual income tax rate applicable to ordinary income and the maximum marginal federal corporate income tax rate will increase, such increase being rounded up to the next five percentage points (the “Federal Tax Rate Increase”), until the effective date of such increase, the Moody’s Volatility Factor in the case of any Rate Period described in (i) above in this definition instead shall be determined by reference to the following table:

Federal Tax Rate Increase	Volatility Factor
5%	295%
10	317
15	341
20	369
25	400
30	436
35	477
40	525

“Municipal Index” means The Bond Buyer Municipal Bond Index.

“1940 Act” means the Investment Company Act of 1940, as amended.

“1940 Act Cure Date” has the meaning set forth on page [    ] of this Proxy Statement/Prospectus.

“1940 Act Preferred Shares Asset Coverage” has the meaning set forth on page, [    ] of this Proxy Statement/Prospectus.

“Notice of Redemption” has the meaning set forth on page [    ] of this Proxy Statement/Prospectus.

“Notice of Special Rate Period” has the meaning set forth on page [    ] of this Proxy Statement/Prospectus.

“Order” and “Orders” have the respective meanings set forth on page [    ] of this Proxy Statement/Prospectus.

“Outstanding” means, as of an Auction Date with respect to a Fund’s Preferred Shares, the number of shares theretofore issued by the Fund except, without duplication, (i) any Preferred Shares theretofore cancelled or delivered to the Auction Agent for cancellation or redeemed by the Fund or as to which a notice of redemption shall have been given by the Fund, (ii) any Preferred Shares as to which the Fund or any affiliate thereof shall be an Existing Holder and (iii) any Preferred Shares represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund.

“Person” means and includes an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government `or any agency or political subdivision thereof.

“Potential Beneficial Owner” has the meaning set forth on page [    ] of this Proxy Statement/Prospectus.

“Potential Holder” has the meaning set forth on page [    ] of this Proxy Statement/Prospectus.

“Preferred Shares” means the Auction Rate Preferred Stock, Series M, par value $.001 per share, with a liquidation preference of $50,000 per share plus amount equal to accumulated but unpaid dividends thereon (whether or not declared), of either MNP or MPT.

“Preferred Shares Basic Maintenance Amount” has the meaning set forth on page [    ] of this Proxy Statement/Prospectus.

“Preferred Shares Basic Maintenance Cure Date” has the meaning set forth on page [    ] of this Proxy Statement/Prospectus.

“Preferred Shares Basic Maintenance Report” has the meaning set forth on page [    ] of this Proxy Statement/Prospectus.

“Preferred Stock” means preferred stock of either MNP or MPT.

“Rate Multiple” has the meaning set forth on page [    ] of this Proxy Statement/Prospectus.

“Rate Period” has the meaning set forth on page [    ] of this Proxy Statement/Prospectus.

“Rate Period Days” for any Rate Period or Dividend Period, means the number of days that would constitute such Rate Period or Dividend Period but for either (i) the extension of such Rate Period or Dividend Period (and any related shortening of the next succeeding Rate Period or Dividend Period) because the Tuesday on which dividends would otherwise be payable is not a Business Day or (ii) the shortening of such Rate Period as set forth under “Proposal 1—Description of the Funds’ Capital Stock—Preferred Shares—Dividends—Designation of Special Rate Periods” above because a Fund wishes to request that a Subsequent Rate Period be designated as a Special Rate Period, but the day following what would otherwise be the last day of such Special Rate Period is not a Tuesday that is a Business Day.

“Receivables for Tax-Exempt Securities Sold”, for purposes of calculating Moody’s Eligible Assets or S&P Eligible Assets, as the case may be, has the meaning set forth on page [    ] and page [    ], respectively, of this Proxy Statement/Prospectus.

“Redemption Price” has the meaning set forth on page [    ] of this Proxy Statement/Prospectus.

“Reference Rate” has the meaning set forth on page [    ] of this Proxy Statement/Prospectus.

“Right” has the meaning set forth on page [    ] of this Proxy Statement/Prospectus.

“S&P” means Standard & Poor’s Corporation or its successors.

“S&P Discount Factors” has the meaning set forth on page [    ] of this Proxy Statement/Prospectus.

“S&P Eligible Assets” has the meaning set forth on page [    ] of this Proxy Statement/Prospectus.

“S&P Exposure Period” has” the meaning set forth on page [    ] of this Proxy Statement/Prospectus.

“S&P Hedging Transactions” means futures contracts based on the Municipal Index or Treasury Bonds, put and call options on such contracts purchased by a Fund and covered call options and secured put options on portfolio securities written by a Fund.

“S&P Volatility Factor” means, as of any Valuation Date, a multiplicative factor equal to (i) 305% in the case of any Rate Period of 28 Rate Period Days or fewer, (ii) 268% in the case of any Rate Period of more than 28 but fewer than 183 Rate Period Days, and (iii) 204% in the case of a Rate Period of more than 182 Rate Period Days.

“Securities Depository” means The Depository Trust Company and its successors and assigns or any successor securities depository selected by a Fund that agrees to follow the procedures required to be followed by such securities depository in connection with the Funds’ Preferred Shares.

“Sell Order” has the meaning set forth on page [    ] of this Proxy Statement/Prospectus.

“Special Rate Period” has the meaning set forth on page [    ] of this Proxy Statement/Prospectus.

“Special Redemption Provisions” has the meaning set forth on page [    ] of the Proxy Statement/Prospectus.

“Submission Deadline” means 1:30 P.M., New York City time, on any Auction Date or such other time on any Auction Date by which Broker Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

“Submitted Bid” has the meaning set forth on page [    ] of this Proxy Statement/Prospectus.

“Submitted Hold Order” has the meaning set forth on page [    ] of this Proxy Statement/Prospectus.

“Submitted Order” has the meaning set forth on page [    ] of this Proxy Statement/Prospectus.

“Submitted Sell Order” has the meaning set forth on page [    ] of this Proxy Statement/Prospectus.

“Subsequent Rate Period” has the meaning set forth on page [    ] of this Proxy Statement/Prospectus.

“Substitute Commercial Paper Dealer” has the meaning set forth on page [    ] of this Proxy Statement/Prospectus.

“Substitute Rating Agency” and “Substitute Rating Agencies” shall mean only a nationally recognized statistical rating organization or two nationally recognized statistical rating organizations, respectively, selected by Oppenheimer & Co., Inc. and Citigroup Global Markets Inc. or their respective affiliates and successors, after consultation with the relevant Fund, to act as a substitute rating agency or substitute rating agencies, as the case may be, to determine the credit ratings of a Fund’s Preferred Shares.

“Substitute U.S. Government Securities Dealer” has the meaning set forth on page [    ] of this Proxy Statement/Prospectus.

“Sufficient Clearing Bids” has the meaning set forth on page [    ] of this Proxy Statement/Prospectus.

“Tax-Exempt Securities” has the meaning set forth on page [    ] of this Proxy Statement/Prospectus.

“Taxable Allocation” has the Meaning set forth on page [    ] of this Proxy Statement/Prospectus.

“Taxable Equivalent of the Short-Term Municipal Bond Rate” has the meaning set forth on page [    ] of this Proxy Statement/Prospectus.

“Taxable Income” has the meaning set forth on page [    ] of this Proxy Statement/Prospectus.

“Taxable Yield Rate” has the meaning set forth on page [    ] of this Proxy Statement/Prospectus.

“Treasury Bill” has the meaning set forth on page [    ] of this Proxy Statement/Prospectus.

“Treasury Bill Rate” has the meaning set forth on page [    ] of this Proxy Statement/Prospectus.

“Treasury Bonds” means United States Treasury Bonds with remaining maturities of ten years or more.

“Treasury Note” has the meaning set forth on page [    ] of this Proxy Statement/Prospectus.

“Treasury Note Rate” has the meaning set forth on page [    ] of this Proxy Statement/Prospectus.

“U.S. Government Securities Dealer” has the meaning set forth on page [    ] of this Proxy Statement/Prospectus.

“Variation Margin” means, in connection with outstanding purchase or sale positions in futures contracts and outstanding sales positions with respect to options thereon, the amount of cash and securities paid to and received from a futures commission merchant (subsequent to the Initial Margin payment) from time to time as the value of such position fluctuates.

“Valuation Date” has the meaning set forth on page [    ] of this Proxy Statement/Prospectus.

“Volatility Factor” means, as of any Valuation Date, the greater of the Moody’s Volatility Factor and the S&P Volatility Factor.

“Winning Bid Rate” has the meaning set forth on page [    ] of this Proxy Statement/Prospectus.

APPENDIX E

AUCTION PROCEDURES

The following procedures are set forth in the Articles Supplementary relating to each Fund’s Preferred Shares. The terms not defined below are defined in Appendix D or in the forepart of this Proxy Statement/Prospectus, except that the term “Corporation” as used herein shall mean either MNP or MPT. References to “Preferred Shares” are intended to refer to either MNP Preferred Shares or MPT Preferred Shares.

Paragraph 12(a) Orders by Existing Holders and Potential Holders.

(i) Prior to the Submission Deadline on each Auction Date:

(A) each Beneficial Owner of Preferred Shares subject to an Auction on such Auction Date may submit to its Broker-Dealer by telephone or otherwise information as to:

(I) the number of Outstanding Preferred Shares, if any, held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for the next succeeding Rate Period;

(II) the number of Outstanding Preferred Shares, if any, which such Beneficial Owner offers to sell if the Applicable Rate for the next succeeding Rate Period shall be less than the rate per annum specified by such Beneficial Owner; and/or

(III) the number of Outstanding Preferred Shares, if any, held by such Beneficial Owner which such Beneficial Owner offers-to sell without regard to the Applicable Rate for the next succeeding Rate period;

and

(B) one or more Broker-Dealers, using lists of Potential Beneficial Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of Preferred Shares, if any, which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for the next succeeding Rate Period shall not be less than the rate. per annum specified by such Potential Beneficial Owner.

For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker Dealer to the Auction Agent, of information referred to in clause (A)(I), (A)(II), (A)(III) or (B) of this subparagraph (a)(i) is hereinafter referred to as, in “Order” and collectively as “Orders” and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an Order with the Auction Agent, is hereinafter referred to as a “Bidder” and collectively as “Bidders”; an Order containing the information referred to in clause (A)(I) of this subparagraph (a)(i) is hereinafter referred to as a “Hold Order” and collectively as “Hold Orders”; an Order containing the information referred to in clause (A)(Il) or (B) of this subparagraph (a)(i) is hereinafter referred to as a “Bid” and collectively as “Bids”; and an Order containing the information referred to in clause (A)(III) of this subparagraph (a)(i) is hereinafter referred to as a “Sell Order” and collectively as “Sell Orders.”

(ii) (A) A Bid by a Beneficial Owner or an Existing Holder of Preferred Shares subject to an Auction on any Auction Date shall constitute an Irrevocable offer to sell:

(I) the number of Outstanding Preferred Shares specified in such Bid if the Applicable Rate determined on such Auction Date shall be less than the rate specified therein;

(II) such number or a lesser number of Outstanding Preferred Shares to be determined as set forth in clause (D) of paragraph 12(d)(i) if the Applicable Rate determined on such Auction, Date shall be equal to the rate specified therein; or

(III) the number of Outstanding Preferred Shares specified in such Bid if the rate specified therein shall be higher than the Maximum Rate for Preferred Shares, or such number or a lesser number of Outstanding Preferred Shares to be determined as set forth in clause (C) of paragraph 12(d)(ii) if the rate specified therein shall be higher than the Maximum Rate for Preferred Shares and Sufficient Clearing Bids do not exist.

(B) A Sell Order by a Beneficial Owner or an Existing Holder of Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

(I) the number of Outstanding Preferred Shares specified in such Sell Order; or

(II) such number or a lesser number of Outstanding Preferred Shares as set forth in clause (C) of paragraph 12(d)(ii) if Sufficient Clearing Bids do not exist.

(C) A Bid by a Potential Beneficial Owner or a Potential Holder of Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

(I) the number of Outstanding Preferred Shares specified in such Bid if the Applicable Rate for Preferred Shares determined on such Auction Date shall be higher than the rate specified therein; or

(II) such number or a lesser number of Outstanding Preferred Shares as set forth in clause (E) of paragraph 12(d)(i) if the Applicable Rate for Preferred Shares determined on such Auction Date shall be equal to the rate specified therein.

(iii) No Order for any number of Preferred Shares other than whole shares shall be valid.

Paragraph 12(b) Submission of Orders by Broker-Dealers to Auction Agent.

(i) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for Preferred Shares subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Corporation) as an Existing Holder in respect of Preferred Shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of Preferred Shares subject to Orders submitted to it by Potential Beneficial Owners), and shall specify with respect to each Order for Preferred Shares:

(A) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Fund);

(B) the aggregate number of Preferred Shares that are the subject of such Order;

(C) to the extent that such Bidder is an Existing Holder of Preferred Shares:

(I) the number of Preferred Shares, if any, subject to any Hold Order of such Existing Holder;

(II) the number of Preferred Shares, if any, subject to any Bid of such Existing Holder and the rate specified in such Bid; and

(III) the number of Preferred Shares, if any, subject to any Sell Order of such Existing Holder; and

(D) to the extent such Bidder is a Potential Holder of Preferred Shares, the rate and number of Preferred Shares specified in such Potential Holder’s Bid.

(ii) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

(iii) If an Order or Orders covering all of the Outstanding Preferred Shares held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding Preferred Shares held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the outstanding Preferred Shares held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Rate Period consisting of more than 28 Rate Period Days, the Auction Agent shall deem a Sell Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding Preferred Shares held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

(iv) If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding Preferred Shares subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

(A) all Hold Orders for Preferred Shares shall be considered valid, but only up to and including in the aggregate the number of Outstanding Preferred Shares held by such Existing Holder, and if the number of Preferred Shares subject to such Hold Orders exceeds the number of Outstanding Preferred Shares held by such Existing Holder, the number of Preferred Shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding Preferred Shares held by such Existing Holder.

(B) (I) any Bid for Preferred Shares shall be considered valid up to and including the excess of the number of Outstanding Preferred Shares held by such Existing Holder over the number of Preferred Shares subject to any Hold Orders referred to in clause (A) above;

(II) subject to subclause (I), if more than one Bid of an Existing Holder is submitted to the Auction Agent with the same rate and the number of Outstanding Preferred Shares subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of Preferred Shares subject to each Bid with the same rate shall be reduced pro rata to cover the number of Preferred Shares equal to such excess;

(III) subject to subclauses (I) and (II), if more than one Bid of an Existing Holder for Preferred Shares is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

(IV) in any such event, the number, if any, of such Outstanding Preferred Shares subject to any portion of Bids considered not valid in whole or in part under this clause (B) shall be treated as the subject of a Bid for Preferred Shares by or on behalf of a Potential Holder at the rate therein specified; and

(C) all Sell Orders for Preferred Shares shall be considered valid up to and including the excess of the number of Outstanding Preferred Shares held by such Existing Holder over the sum of Preferred Shares subject to valid Hold Orders referred to in clause (A) above and valid Bids referred to in clause (B) above.

(v) If more than one Bid for one or more Preferred Shares is submitted to the Auction Agent by or in behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of Preferred Shares therein specified.

(vi) Any Order submitted by a Beneficial Owner or a Potential Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

Paragraph 12(c) Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate.

(i) Not earlier than the Submission Deadline on each Auction Date, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers (each such Order as submitted or deemed submitted by a Broker Dealer being hereinafter referred to individually as a “Submitted Hold Order,” a “Submitted Bid” or a “Submitted Sell Order,” as the case may be, or as a “Submitted Order” and collectively as “Submitted Holder Orders,” “Submitted Bids” or “Submitted Sell Orders,” as the case may be, or as “Submitted Orders”) and shall determine:

(A) the excess of the number of Outstanding Preferred Shares over the number of Outstanding Preferred Shares subject to Submitted Hold Orders (such excess being hereinafter referred to as the “Available Preferred Shares”);

(B) from the Submitted Orders whether:

(I) the number of Outstanding Preferred Shares subject to Submitted Bids of Potential for Holders specifying one or more rates equal to or lower than the Maximum Rate exceeds or is equal to the sum of;

(II) the number of Outstanding Preferred Shares subject to Submitted Bids of Existing Holders specifying one or more rates higher than the Maximum Rate; and

(III) the number of Outstanding Preferred Shares subject to Submitted Sell Orders

(in the event such excess or such equality exists (other than because the number of Preferred Shares in subclauses (II) and (III) above is zero because all of the Outstanding Preferred Shares are subject to Submitted Hold Orders), such Submitted Bids in subclause (I) above being hereinafter referred to collectively as “Sufficient Clearing Bids”); and

(C) if Sufficient Clearing Bids exist, the lowest rate specified in such Submitted Bids (the “Winning Bid Rate”) which if:

(I) (1) each such Submitted Bid of Existing Holders specifying such lowest rate and (2) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the Preferred Shares that are subject to such Submitted Bids; and

(II) (1) each such Submitted Bid of Potential Holders specifying such lowest rate and (2) all other such Submitted Bids of Potential Holders specifying lower rates, were accepted;

would result in such Existing Holders described, in subclause (I) above continuing to hold an aggregate number of Outstanding Preferred Shares which, when added to the number of Outstanding Preferred Shares to be purchased by such Potential Holders described in subclause (II) above, would equal not less than the Available Preferred Shares.

(ii) Promptly after the Auction Agent has made the determinations pursuant to paragraph 12(d)(i) hereof, the Auction Agent shall advise the Corporation of the Maximum Rate for the Preferred Shares for which an Auction is being held on the Auction Date and, based on such determination, the Applicable Rate for the next succeeding Rate Period thereof as follows:

(A) if Sufficient Clearing Bids exist, that the Applicable Rate for the next succeeding Rate Period thereof shall be equal to the Winning Bid Rate so determined;

(B) if Sufficient Clearing Bids do not exist (other than because all of the Outstanding Preferred Shares are subject to ‘Submitted Hold Orders), that the Applicable Rate for the next succeeding Rate Period thereof shall be equal to the Maximum Rate for such shares; or

(C) if all of the Outstanding Preferred Shares are subject to Submitted Hold Orders, that the Applicable Rate, for the next succeeding Rate Period thereof shall be equal to the lesser of the Kenny Index (if the Rate Period for which such Auction is held consists of fewer than 183 Rate Period Days) or the product of (I)(1) the “AA” Composite Commercial Paper Rate on the Auction Date for such Rate Period, if such Rate Period consists of fewer than 183 Rate Period Days; (2) the Treasury Bill Rate on such Auction Date for such Rate Period, if such Rate Period consists of more than 182 but fewer than 365 Rate Period Days; or (3) the Treasury Note Rate on such Auction Date for such Rate Period, if such Rate Period is more than 364 Rate Period Days (the rate described in the foregoing clause (I)(1) (2) or (3); as applicable, being referred to herein is the “Benchmark Rate”) and (II) 1 minus the maximum marginal regular federal individual income tax rate applicable to ordinary income or the maximum marginal regular federal corporate income tax rate applicable to ordinary income, whichever is greater; provided, however, that if the Corporation has notified the Auction Agent of its intent to allocate to Preferred Shares in such Rate Period any net capital gains or other income taxable for federal income tax purposes (“Taxable Income”), the Applicable Rate on Preferred Shares for such Rate Period will be (1) if the Taxable Yield Rate (as defined below) is greater than the Benchmark Rate, then the Benchmark Rate, or (2) if the Taxable, Yield Rate is less than or equal, to the Benchmark rate, then the rate equal to the sum of (x) the lesser of the Kenny Index (if such Rate Period consists of fewer than 183 Rate Period Days) or the product of the Benchmark Rate multiplied by the factor set forth in the preceding clause (II) and (y) the product of the maximum marginal regular federal individual income tax rate applicable to ordinary income or the maximum marginal regular federal corporate income tax applicable to ordinary income, whichever is greater, multiplied by the Taxable Yield Rate. For purposes of the foregoing, Taxable Yield Rate means the rate determined by (a) dividing the amount of Taxable Income available for distribution per Preferred Share by the number of Rate Period Days in the Dividend Period in respect of which such Taxable Income is contemplated to be distributed, (b) multiplying the amount determined in (a) above by 365 (in the case of a Dividend Period of 7 days) or 360 (in the case of any other Dividend Period), and (c) dividing the amount determined in (b) above by $50,000.

Paragraph 12(d) Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares.

Existing Holders shall continue to hold the Preferred Shares that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph 12(c)(i), the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:

(i) If Sufficient Clearing Bids for Preferred Shares have been made, all Submitted Sell Orders shall be accepted and, subject to the provisions of paragraphs 12(d)(iv) and 12(d)(v), Submitted Bids shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids shall be rejected:

(A) Existing Holders Submitted Bids for Preferred Shares specifying any rate that is higher than the Winning Bid Rate shall be accepted, thus requiring each such Existing Holder to sell the Preferred Shares subject to such Submitted Bids;

(B) Existing Holders Submitted Bids for Preferred Shares specifying any rate that is lower than the Winning Bid Rate shall be rejected, thus entitling each such Existing Holder to continue to hold the Preferred Shares subject to such Submitted Bids;

(C) Potential Holders Submitted Bids for Preferred Shares specifying any rate that is lower than the Winning Bid Rate shall be accepted;

(D) each Existing Holder’s Submitted Bid for Preferred Shares specifying a rate that is equal to the Winning Bid Rate shall be rejected, thus entitling such Existing Holder to continue to hold the Preferred Shares subject to such Submitted Bid, unless the number of Outstanding Preferred Shares subject to all such Submitted Bids shall be greater than the number of Preferred Shares (“remaining shares”) in the excess of the Available Preferred Shares over the number of Preferred Shares subject to Submitted Bids described in clauses (B) and (C) of this subparagraph (i), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold Preferred Shares subject to such Submitted Bid, but only in an. amount equal to the number of Preferred Shares obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding Preferred Shares held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding Preferred Shares subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate; and

(E) each Potential Holder’s Submitted Bid for Preferred Shares specifying a rate that is equal to the Winning Bid Rate shall be accepted but only in an amount equal to the number of Preferred Shares obtained by multiplying the number of Preferred Shares in the excess of the Available Preferred Shares over the number of Preferred Shares subject to Submitted Bids described in clauses (B)‘through (D) of this subparagraph (i) by a fraction, the numerator of which shall be the number of Outstanding Preferred Shares subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding Preferred Shares subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate; and

(ii) If Sufficient Clearing Bids for Preferred Shares have not been made (other than because all of the Outstanding Preferred Shares are subject to Submitted Hold Orders), subject to the provisions of paragraph 12(d)(iv), Submitted Orders shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids shall be rejected:

(A) Existing Holders Submitted Bids for Preferred Shares specifying any rate that is equal to or lower than the Maximum Rate shall be rejected, thus entitling such Existing Holder to continue to hold the Preferred Shares subject to such Submitted Bids;

(B) Potential Holders Submitted Bids for Preferred Shares specifying any rate that is equal to or lower than the Maximum Rate shall be accepted; and

(C) Each Existing Holder’s Submitted Bid for Preferred Shares specifying any rate that is higher than the Maximum Rate of such shares and the Submitted Sell Orders for Preferred Shares of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the Preferred Shares subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of Preferred Shares obtained by multiplying the number of Preferred Shares subject to Submitted Bids described in clause (B) of this subparagraph (ii) by a fraction, the numerator of which shall be the number of Outstanding Preferred Shares held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding Preferred Shares subject to all such Submitted Bids and Submitted Sell Orders.

(iii) If all of the Outstanding Preferred Shares are subject to Submitted Hold Orders, all Submitted Bids for such shares shall be rejected.

(iv) If, as a result of the procedures described in clause (D) or (E) of paragraph 12(d)(i) or clause (C) of paragraph 12(d)(ii), any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a Preferred Share on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of Preferred Shares to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of Preferred Shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole Preferred Shares.

(v) If, as a result of the procedures described in clause (E) of paragraph 12(d)(i) of this paragraph 11(e), any Potential Holder would be entitled or required to purchase less than a whole Preferred Share on any Auction Date, the Auction Agent shall, in such manner as it shall determine in discretion, allocate Preferred Shares for purchase among Potential Holders so that only whole Preferred Shares are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more potential Holders not purchasing Preferred Shares on such Auction Date.

(vi) Based on the results of each Auction for Preferred Shares, the Auction Agent shall determine the aggregate number of Preferred Shares to be purchased and the aggregate number of Preferred Shares to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holders, to the extent that such aggregate number of Preferred Shares to be purchased and such aggregate number of Preferred Shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, Preferred Shares.

Paragraph 12(e) Notification of Allocations.

Whenever the Corporation intends to include any net capital gains or other income taxable for federal income tax purposes in any dividend on Preferred Shares, the Corporation shall, in the case of a Rate Period of 28 Rate Period Days or fewer, and may, in the case of any other Rate Period, notify the Auction Agent of the amount to be so included not later than the Dividend Payment Date next preceding the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Corporation, it will be required in turn to notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker-Dealer Agreement, will be required to notify its Beneficial Owners and Potential Beneficial Owners of Preferred Shares believed by it to be interested in submitting an Order in the Auction to be held on such Auction Date.

Paragraph 12(f) Miscellaneous.

The Board of Directors may interpret the provisions of this paragraph 12 to resolve any inconsistency or ambiguity, remedy any formal defect or make any other change or modification that does not adversely affect the rights of Beneficial Owners or Existing Holders of Preferred Shares. Unless otherwise permitted by the Fund, a Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of Preferred Shares only pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the procedures described in this paragraph 12 or to a Broker-Dealer, provided that in the case of all transfers other than pursuant to Auctions, (i) such Beneficial Holder or Existing Holder that is not a Broker-Dealer advises its Broker-Dealer of such transfer, who in turn advises the Auction Agent of such transfer and (ii) such Existing Holder that is a Broker-Dealer shall advise the Auction Agent of such transfer. Except as otherwise required by law, Beneficial Owners will not be entitled to receive any certificate representing Preferred Shares and their ownership of Preferred Shares will be maintained in book entry form by the Securities Depository or its nominee for the accounts of their respective Agent Members, which in turn will maintain records of beneficial ownership of such Beneficial Owners and Existing Holders. All of the Outstanding Preferred Shares shall be represented by a single certificate registered in the name of the nominee of the Securities Depository unless otherwise required by law or unless there is no Securities Depository. If there is no Securities Depository, at the Fund’s option and upon its receipt of such documents as it deems appropriate, any Preferred Shares may be registered in the stock books in the name of the Existing Holder thereof and such Existing Holder thereupon will be entitled to receive certificates therefor and required to deliver certificates therefor upon transfer or exchange thereof.

APPENDIX F

SETTLEMENT PROCEDURES

Capitalized terms used herein have the respective meanings specified in the forepart of this Proxy Statement/Prospectus or Appendix D, as the case may be. References to “Preferred Shares” are intended to refer to either MNP Preferred Shares or MPT Preferred Shares.

(a) On each Auction Date for Preferred Shares, the Auction Agent shall notify by telephone the Broker-Dealers that participated in the Auction for such shares held on such Auction Date and submitted an Order to the Auction Agent for such shares as or on behalf of an Existing Holder or Potential Holder of:

(i) the Applicable Rate fixed for the next succeeding Rate Period;

(ii) whether Sufficient Clearing Bids existed for the determination of the Applicable Rate;

(iii) if such Broker-Dealer submitted a Bid or a Sell Order to the Auction Agent as or on behalf of an Existing Holder, whether such Bid or Sell Order was accepted or rejected, in whole or in part, and the number of Preferred Shares, if any, then outstanding to be sold by such Existing Holder;

(iv) if such Broker-Dealer submitted a Bid to the Auction Agent as or on behalf of a Potential Holder, whether such Bid was accepted or rejected, in whole or in part, and the number of Preferred Shares, if any, to be purchased by such Potential Holder;

(v) if the aggregate number of Preferred Shares to be sold by all Existing Holders with respect to whom such Broker-Dealer submitted Bids or Sell Orders to the Auction Agent is different than the aggregate number of Preferred Shares to be purchased by all Potential Holders with respect to whom such Broker-Dealer submitted Bids to the Auction Agent, the name or names of one or more other Broker-Dealers (and the Agent Member, if any, of each such other Broker-Dealer) and the number of Preferred Shares to be (x) purchased from one or more Existing Holders with respect to whom such other Broker-Dealers submitted Bids or Sell Orders to the Auction Agent, or (y) sold to one or more Potential Holders with respect to whom such other Broker-Dealers submitted Bids to the Auction Agent for such shares; and

(vi) the scheduled Auction Date of the next succeeding Auction.

(b) On each Auction Date for any Preferred Shares, each Broker-Dealer that submitted an Order to the Auction Agent as or on behalf of any Existing Holder or Potential Holder shall:

(i) advise such Existing Holder and Potential Holder (and each Beneficial Owner and Potential Beneficial Owner) with respect to whom such Broker-Dealer submitted a Bid or Sell Order to the Auction Agent Preferred Shares whether such Bid or Sell Order was accepted or rejected, in whole or in part;

(ii) instruct each Potential Holder (and each Potential Beneficial Owner) with respect to whom such Broker-Dealer submitted a Bid to the Auction Agent that was accepted, in whole or in part, to instruct such Bidder’s Agent Member to pay to such Broker-Dealer (or its Agent Member) through the Securities Depository the amount necessary to purchase the number of Preferred Shares to be purchased pursuant to such Bid against receipt of such Preferred Shares;

(iii) instruct each Existing Holder (and each Potential Beneficial Owner) with respect to whom such Broker-Dealer submitted a Bid to the Auction Agent that was accepted, in whole or in part, or a Sell Order that was accepted, in whole or in part, to instruct such Bidder’s Agent Member to deliver to such Broker-Dealer (or its Agent Member) through the Securities Depository the number of Preferred Shares to be sold pursuant to such Bid or Sell Order against payment therefor;

(iv) advice each Existing Holder (and each Beneficial Owner) with respect to whom such Broker-Dealer submitted an Order to the Auction Agent and each Potential Holder with respect to whom such Broker-Dealer submitted a Bid to the Auction Agent of the Applicable Rate for the next succeeding Rate Period;

(v) advise each Existing Holder (and each Beneficial Owner) with respect to whom such Broker-Dealer submitted an Order to the Auction Agent of the Auction Date of the next succeeding Auction; and

(vi) advise each Potential Holder (and each Beneficial Owner) with respect to whom such Broker-Dealer submitted a Bid to the Auction Agent that was accepted, in whole or in part, of the Auction Date of the next succeeding Auction.

F-1

(c) On the basis of the information provided to it pursuant to paragraph (a) above, each Broker-Dealer that submitted a Bid or Sell Order to the Auction Agent for any Preferred Shares shall allocate any funds received by it (or its Agent Member) Preferred Shares pursuant to paragraph (b)(ii) above and any Preferred Shares received by it (or its Agent Member pursuant to paragraph (b)(iii) above among the Potential Holders and Potential Beneficial Owners, if any, with respect to whom such Broker Dealer submitted Bids to the Auction Agent, the Existing Holders and Beneficial Owners, if any, with respect to whom such Broker-Dealer submitted Bids or Sell Orders to the Auction Agent, and any Broker-Dealers identified to it by the Auction Agent pursuant to paragraph (a)(v) above.

(d) On the Business Day, after the Auction Date, the Securities Depository shall execute the transactions described above, debiting and crediting the accounts of the respective Agent Members to effect the purchases and sale of Preferred Shares as determined in the Auction.

F-2

APPENDIX G

SECTIONS 3-201 ET SEQ. OF THE

MARYLAND GENERAL CORPORATION LAW

§ 3-201. “Successor” defined.

(a) Corporation amending charter. In this subtitle, except as provided in subsection (b) of this section, “successor” includes a corporation which amends its charter in a way which alters the contract rights, as expressly set forth in the charter, of any outstanding stock, unless the right to do so is reserved by the charter of the corporation.

(b) Corporation whose stock is acquired. When used with reference to a share exchange, “successor” means the corporation the stock of which was acquired in the share exchange.

§ 3-202. Right to fair value of stock.

(a) General rule. Except as provided in subsection (c) of this section, a stockholder of a Maryland corporation has the right to demand and receive payment of the fair value of the stockholder’s stock from the successor if:

(1) The corporation consolidates or merges with another corporation;

(2) The stockholder’s stock is to be acquired in a share exchange;

(3) The corporation transfers its assets in a manner requiring action under § 3-105 (d) of this title;

(4) The corporation amends its charter in a way which alters the contract rights, as expressly set forth in the charter, of any outstanding stock and substantially adversely affects the stockholder’s rights, unless the right to do so is reserved by the charter of the corporation; or

(5) The transaction is governed by § 3-602 of this title or exempted by § 3-603 (b) of this title.

(b) Basis of fair value.

(1) Fair value is determined as of the close of business:

(i) With respect to a merger under § 3-106 of this title of a 90 percent or more owned subsidiary with or into its parent corporation, on the day notice is given or waived under § 3-106; or

(ii) With respect to any other transaction, on the day the stockholders voted on the transaction objected to.

(2) Except as provided in paragraph (3) of this subsection, fair value may not include any appreciation or depreciation which directly or indirectly results from the transaction objected to or from its proposal.

(3) In any transaction governed by § 3-602 of this title or exempted by § 3-603 (b) of this title, fair value shall be value determined in accordance with the requirements of § 3-603 (b) of this title.

(c) When right to fair value does not apply. Unless the transaction is governed by § 3-602 of this title or is exempted by § 3-603 (b) of this title, a stockholder may not demand the fair value of the stockholder’s stock and is bound by the terms of the transaction if:

(1) The stock is listed on a national securities exchange or is designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or is designated for trading on the NASDAQ Small Cap Market:

(i) With respect to a merger under § 3-106 of this title of a 90 percent or more owned subsidiary into its parent, on the date notice is given or waived under § 3-106; or

(ii) With respect to any other transaction, on the record date for determining stockholders entitled to vote on the transaction objected to;

(2) The stock is that of the successor in a merger, unless:

(i) The merger alters the contract rights of the stock as expressly set forth in the charter, and the charter does not reserve the right to do so; or

(ii) The stock is to be changed or converted in whole or in part in the merger into something other than either stock in the successor or cash, scrip, or other rights or interests arising out of provisions for the treatment of fractional shares of stock in the successor;

(3) The stock is not entitled to be voted on the transaction or the stockholder did not own the shares of stock on the record date for determining stockholders entitled to vote on the transaction;

(4) The charter provides that the holders of the stock are not entitled to exercise the rights of an objecting stockholder under this subtitle; or

(5) The stock is that of an open-end investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and the value placed on the stock in the transaction is its net asset value.

§ 3-203. Procedure by stockholder.

(a) Specific duties. A stockholder of a corporation who desires to receive payment of the fair value of the stockholder’s stock under this subtitle:

(1) Shall file with the corporation a written objection to the proposed transaction:

(i) With respect to a merger under § 3-106 of this title of a 90 percent or more owned subsidiary with or into its parent corporation, within 30 days after notice is given or waived under § 3-106; or

(ii) With respect to any other transaction, at or before the stockholders’ meeting at which the transaction will be considered or, in the case of action taken under §2-505(b) of this article, within 10 days after the corporation gives the notice required by §2-505(b) of this Article;

(2) May not vote in favor of the transaction; and

(3) Within 20 days after the Department accepts the articles for record, shall make a written demand on the successor for payment for the stockholder’s stock, stating the number and class of shares for which the stockholder demands payment.

(b) Failure to comply with section. A stockholder who fails to comply with this section is bound by the terms of the consolidation, merger, share exchange, transfer of assets, or charter amendment.

§ 3-204. Effect of demand on dividend and other rights.

A stockholder who demands payment for his stock under this subtitle:

(1) Has no right to receive any dividends or distributions payable to holders of record of that stock on a record date after the close of business on the day as at which fair value is to be determined under § 3-202 of this subtitle; and

(2) Ceases to have any rights of a stockholder with respect to that stock, except the right to receive payment of its fair value.

§ 3-205. Withdrawal of demand.

A demand for payment may be withdrawn only with the consent of the successor.

§ 3-206. Restoration of dividend and other rights.

(a) When rights restored. The rights of a stockholder who demands payment are restored in full, if:

(1) The demand for payment is withdrawn;

(2) A petition for an appraisal is not filed within the time required by this subtitle;

(3) A court determines that the stockholder is not entitled to relief; or

(4) The transaction objected to is abandoned or rescinded.

(b) Effect of restoration. The restoration of a stockholder’s rights entitles him to receive the dividends, distributions, and other rights he would have received if he had not demanded payment for his stock. However, the restoration does not prejudice any corporate proceedings taken before the restoration.

§ 3-207. Notice and offer to stockholders.

(a) Duty of successor.

(1) The successor promptly shall notify each objecting stockholder in writing of the date the articles are accepted for record by the Department.

(2) The successor also may send a written offer to pay the objecting stockholder what it considers to be the fair value of his stock. Each offer shall be accompanied by the following information relating to the corporation which issued the stock:

(i) A balance sheet as of a date not more than six months before the date of the offer;

(ii) A profit and loss statement for the 12 months ending on the date of the balance sheet; and

(iii) Any other information the successor considers pertinent.

(b) Manner of sending notice. The successor shall deliver the notice and offer to each objecting stockholder personally or mail them to him by certified mail, return receipt requested, bearing a postmark from the United States Postal Service, at the address he gives the successor in writing, or, if none, at his address as it appears on the records of the corporation which issued the stock.

§ 3-208. Petition for appraisal; consolidation of proceedings; joinder of objectors.

(a) Petition for appraisal. Within 50 days after the Department accepts the articles for record, the successor or an objecting stockholder who has not received payment for his stock may petition a court of equity in the county where the principal office of the successor is located or, if it does not have a principal office in this State, where the resident agent of the successor is located, for an appraisal to determine the fair value of the stock.

(b) Consolidation of suits; joinder of objectors.

(1) If more than one appraisal proceeding is instituted, the court shall direct the consolidation of all the proceedings on terms and conditions it considers proper.

(2) Two or more objecting stockholders may join or be joined in an appraisal proceeding.

§ 3-209. Notation on stock certificate.

(a) Submission of certificate. At any time after a petition for appraisal is filed, the court may require the objecting stockholders parties to the proceeding to submit their stock certificates to the clerk of the court for notation on them that the appraisal proceeding is pending. If a stockholder fails to comply with the order, the court may dismiss the proceeding as to him or grant other appropriate relief.

(b) Transfer of stock bearing notation. If any stock represented by a certificate which bears a notation is subsequently transferred, the new certificate issued for the stock shall bear a similar notation and the name of the original objecting stockholder. The transferee of this stock does not acquire rights of any character with respect to the stock other than the rights of the original objecting stockholder.

§ 3-210. Appraisal of fair value.

(a) Court to appoint appraisers. If the court finds that the objecting stockholder is entitled to an appraisal of his stock, it shall appoint three disinterested appraisers to determine the fair value of the stock on terms and conditions the court considers proper. Each appraiser shall take an oath to discharge his duties honestly and faithfully.

(b) Report of appraisers—Filing. Within 60 days after their appointment, unless the court sets a longer time, the appraisers shall determine the fair value of the stock as of the appropriate date and file a report stating the conclusion of the majority as to the fair value of the stock.

(c) Same—Contents. The report shall state the reasons for the conclusion and shall include a transcript of all testimony and exhibits offered.

(d) Same—Service; objection.

(1) On the same day that the report is filed, the appraisers shall mail a copy of it to each party to the proceedings.

(2) Within 15 days after the report is filed, any party may object to it and request a hearing.

§ 3-211. Action by court on appraisers’ report.

(a) Order of court. The court shall consider the report and, on motion of any party to the proceeding, enter an order which:

(1) Confirms, modifies, or rejects it; and

(2) If appropriate, sets the time for payment to the stockholder.

(b) Procedure after order.

(1) If the appraisers’ report is confirmed or modified by the order, judgment shall be entered against the successor and in favor of each objecting stockholder party to the proceeding for the appraised fair value of his stock.

(2) If the appraisers’ report is rejected, the court may:

(i) Determine the fair value of the stock and enter judgment for the stockholder; or

(ii) Remit the proceedings to the same or other appraisers on terms and conditions it considers proper.

(c) Judgment includes interest.

(1) Except as provided in paragraph (2) of this subsection, a judgment for the stockholder shall award the value of the stock and interest from the date as at which fair value is to be determined under § 3-202 of this subtitle.

(2) The court may not allow interest if it finds that the failure of the stockholder to accept an offer for the stock made under § 3-207 of this subtitle was arbitrary and vexatious or not in good faith. In making this finding, the court shall consider:

(i) The price which the successor offered for the stock;

(ii) The financial statements and other information furnished to the stockholder; and

(iii) Any other circumstances it considers relevant.

(d) Costs of proceedings.

(1) The costs of the proceedings, including reasonable compensation and expenses of the appraisers, shall be set by the court and assessed against the successor. However, the court may direct the costs to be apportioned and assessed against any objecting stockholder if the court finds that the failure of the stockholder to accept an offer for the stock made under § 3-207 of this subtitle was arbitrary and vexatious or not in good faith. In making this finding, the court shall consider:

(i) The price which the successor offered for the stock;

(ii) The financial statements and other information furnished to the stockholder; and

(iii) Any other circumstances it considers relevant.

(2) Costs may not include attorney’s fees or expenses. The reasonable fees and expenses of experts may be included only if:

(i) The successor did not make an offer for the stock under § 3-207 of this subtitle; or

(ii) The value of the stock determined in the proceeding materially exceeds the amount offered by the successor.

(e) Effect of judgment. The judgment is final and conclusive on all parties and has the same force and effect as other decrees in equity. The judgment constitutes a lien on the assets of the successor with priority over any mortgage or other lien attaching on or after the effective date of the consolidation, merger, transfer, or charter amendment.

§ 3-212. Surrender of stock.

The successor is not required to pay for the stock of an objecting stockholder or to pay a judgment rendered against it in a proceeding for an appraisal unless, simultaneously with payment:

(1) The certificates representing the stock are surrendered to it, indorsed in blank, and in proper form for transfer; or

(2) Satisfactory evidence of the loss or destruction of the certificates and sufficient indemnity bond are furnished.

§ 3-213. Rights of successor with respect to stock.

(a) General rule. A successor which acquires the stock of an objecting stockholder is entitled to any dividends or distributions payable to holders of record of that stock on a record date after the close of business on the day as at which fair value is to be determined under § 3-202 of this subtitle.

(b) Successor in transfer of assets. After acquiring the stock of an objecting stockholder, a successor in a transfer of assets may exercise all the rights of an owner of the stock.

(c) Successor in consolidation, merger, or share exchange. Unless the articles provide otherwise, stock in the successor of a consolidation, merger, or share exchange otherwise deliverable in exchange for the stock of an objecting stockholder has the status of authorized but unissued stock of the successor. However, a proceeding for reduction of the capital of the successor is not necessary to retire the stock or to reduce the capital of the successor represented by the stock.

SUBJECT TO COMPLETION,

DATED APRIL 30, 2007

Western Asset Municipal Partners Fund Inc.

Western Asset Municipal Partners Fund II Inc.

STATEMENT OF ADDITIONAL INFORMATION

May [    ], 2007

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated May [    ], 2007, relating specifically to the proposed merger of Western Asset Municipal Partners Fund II Inc. (formerly Salomon Brothers Municipal Partners Fund II Inc.) (“MPT”) with and into Western Asset Municipal Partners Fund Inc. (formerly Salomon Brothers Municipal Partners Fund Inc.) (“MNP,” and together with MPT, the “Funds”) in accordance with the Maryland General Corporation Law (the “Merger”). To obtain a copy of the Proxy Statement/Prospectus, please write to the Fund of which you are a shareholder at the address set forth above or call 800-451-2010. The Merger is to occur pursuant to an Agreement and Plan of Merger. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

GENERAL INFORMATION

A Special Meeting of Shareholders of MNP and MPT to consider the Merger will be held at 399 Park Avenue, 4th Floor, New York, New York 10022, on June 15, 2007, at 2:30 p.m., Eastern Time. For further information about the Merger, see the Proxy Statement/Prospectus.

FINANCIAL STATEMENTS

The Statement of Additional Information related to the Proxy Statement/Prospectus dated May [    ], 2007 consists of this cover page, the accompanying pro forma financial statements and the following documents, each of which was filed electronically with the SEC and is incorporated by reference herein:

The financial statements of each Fund as included in the Funds’ Annual Reports filed for the last-completed fiscal year, and semi-annual period, if applicable, for each Fund:

Western Asset Municipal Partners Fund Inc., Annual Report to Shareholders for the Fiscal Year Ended December 31, 2006, filed on March 9, 2007 (accession no. 0001104659-07-017600).

Western Asset Municipal Partners Fund II Inc., Annual Report to Shareholders for the Fiscal Year Ended June 30, 2006, filed on September 8, 2006 (accession no. 0001104659-06-060047).

Western Asset Municipal Partner Fund II Inc., Semi-Annual Report to Shareholders for the Semi-Annual Period Ended December 31, 2006, filed on March 9, 2007 (accession no. 0001104659-07-017698).

PRO FORMA FINANCIAL STATEMENTS

Shown below are the financial statements for each Fund and pro forma financial statements for the combined Fund, assuming the Merger is consummated as of December 31, 2006. The first table presents the Schedule of Investments for each Fund and pro forma figures for the combined Fund. The second table presents the Statements of Assets and Liabilities for each Fund and estimated pro forma figures for the combined Fund. The third table presents the Statements of Operations for each Fund and estimated pro forma figures for the combined Fund. These tables are followed by the Notes to the Pro Forma Financial Statements.

Pro Forma Combined Schedule of Investments For

Western Asset Municipal Partners Fund Inc. and Western Asset Municipal Partners Fund II Inc.

As of December 31, 2006 (Unaudited).

Western Asset Municipal Partners Fund II (MPT)	Western Asset Municipal Partners Fund (MNP)	Pro Forma Combined Western Asset Municipal Partners Fund (MNP)			Western Asset Municipal Partners Fund II (MPT)	Western Asset Municipal Partners Fund (MNP)	Pro Forma Combined Western Asset Municipal Partners Fund (MNP)
Face Amt.	Face Amt	Face Amt.	Rating‡	Security	Value	Value	Value
MUNICIPAL BONDS — 96.9%
California — 9.2%
$1,000,000	$1,000,000	$2,000,000	A3(a)	California Health Facilities Financing Authority Revenue, Cedars-Sinai Medical Center, 5.000% due 11/15/34	$1,039,260	$1,039,260	$2,078,520
1,500,000	1,575,000	3,075,000	A+	California State, GO, 5.125% due 6/1/24	1,563,405	1,641,575	3,204,980
2,500,000	1,250,000	3,750,000	AAA	Huntington Beach, CA, Union High School District, GO, Election 2004, FSA-Insured, 5.000% due 8/1/29	2,642,050	1,321,025	3,963,075
3,000,000	2,000,000	5,000,000	AAA	Los Angeles, CA, Department of Water & Power Revenue, Power Systems, Subordinated Series A-1, FSA-Insured, 5.000% due 7/1/35	3,183,390	2,122,260	5,305,650
1,000,000	1,290,000	2,290,000	AAA	Mojave Water Agency, Improvement California District M, GO, Refunding, Electric of 1990-Morongo Basin, AMBAC-Insured, 5.000% due 9/1/18	1,089,810	1,405,855	2,495,665
2,500,000	—	2,500,000	AAA	Napa Valley, CA, Community College District GO, Election of 2002, Series B, MBIA-Insured, Call 8/1/15 @ 100, 5.000% due 8/1/23 (b)	2,740,650	—	2,740,650
2,500,000	—	2,500,000	AAA	Turlock, CA, Public Financing Authority, Tax Allocation Revenue, FSA-Insured, 5.000% due 9/1/30	2,655,450	—	2,655,450

				Total California	14,914,015	7,529,975	22,443,990

Colorado — 3.6%
				Colorado Health Facilities Authority Revenue:
1,750,000	600,000	2,350,000	BBB+	Poudre Valley Health Care, Series F, 5.000% due 3/1/25	1,806,752	619,458	2,426,210
5,000,000	—	5,000,000	A+	Refunding Adventist Health, Sunbelt, Series D, 5.250% due 11/15/35 (f)	5,308,850	—	5,308,850
				Colorado Springs, CO, Hospital Revenue:
—	505,000	505,000	A-	6.375% due 12/15/30	—	549,935	549,935
—	495,000	495,000	A-	Call 12/15/10 @101, 6.375% due 12/15/30 (b)	—	546,391	546,391

				Total Colorado	7,115,602	1,715,784	8,831,386

Connecticut — 1.3%
3,000,000	—	3,000,000	AAA	Connecticut State Special Tax Obligation Revenue, Transportation Infrastructure, Series A, AMBAC-Insured, 5.000% due 7/1/23	3,214,500	—	3,214,500

Western Asset Municipal Partners Fund II (MPT)	Western Asset Municipal Partners Fund (MNP)	Pro Forma Combined Western Asset Municipal Partners Fund (MNP)			Western Asset Municipal Partners Fund II (MPT)	Western Asset Municipal Partners Fund (MNP)	Pro Forma Combined Western Asset Municipal Partners Fund (MNP)
Face Amt.	Face Amt	Face Amt.	Rating‡	Security	Value	Value	Value
Hawaii — 0.9%
—	$2,000,000	$2,000,000	AAA	Hawaii State Airport System Revenue, Series B, FGIC-Insured, 6.000% due 7/1/19 (c)	—	$2,152,480	$2,152,480

Illinois — 12.6%
$1,000,000	3,750,000	4,750,000	AAA	Chicago, IL, Board of Education, GO, Chicago School Reform, AMBAC-Insured, Call 12/1/07 @ 102, 5.750% due 12/1/27 (b)	$1,038,810	3,895,537	4,934,347
				Chicago, IL, Midway Airport Revenue:
—	2,000,000	2,000,000	AAA	Series A, MBIA-Insured, 5.500% due 1/1/29	—	2,022,900	2,022,900
1,750,000	2,000,000	3,750,000	AAA	Series B, MBIA-Insured, 5.625% due 1/1/29 (c)	1,769,652	2,022,460	3,792,112
3,000,000	2,000,000	5,000,000	AAA	Chicago, IL, Park District, Refunding, Series D, FGIC-Insured, 5.000% due 1/1/29	3,185,340	2,123,560	5,308,900
1,000,000	—	1,000,000	AAA	Chicago, IL, Public Building Commission, Building Revenue, Chicago School Reform, Series B, FGIC-Insured, 5.250% due 12/1/18	1,121,620	—	1,121,620
250,000	—	250,000	AAA	Cook County, IL, Refunding GO, Series A, MBIA-Insured, 5.625% due 11/15/16	256,463	—	256,463
1,000,000	1,000,000	2,000,000	AA+	Illinois EFA Revenue, Northwestern University, 5.500% due 12/1/13	1,083,260	1,083,260	2,166,520
—	1,500,000	1,500,000	A+	Illinois Health Facilities Authority Revenue, Refunding, Lutheran General Health System, Series C, 7.000% due 4/1/14	—	1,755,510	1,755,510
				Illinois Health Facilities Authority Revenue:
1,850,000	—	1,850,000	AAA	Refunding, SSM Health Care, MBIA-Insured, 6.550% due 6/1/13 (e)	2,125,169	—	2,125,169
2,000,000	—	2,000,000	AAA	Servantoor Project, Series A, FSA-Insured, 6.000% due 8/15/12 (e)	2,199,080	—	2,199,080
605,000	—	605,000	A	South Suburban Hospital Project, 7.000% due 2/15/18 (e)	718,450	—	718,450
—	1,500,000	1,500,000	AAA	Illinois State, GO, First Series, FSA-Insured, 5.500% due 5/1/16	—	1,692,900	1,692,900
2,645,000	—	2,645,000	AAA	Illinois State, Sales Tax Revenue, 5.500% due 6/15/16	2,839,090	—	2,839,090

				Total Illinois	16,336,934	14,596,127	30,933,061

Indiana — 3.2%
				Indiana Bond Bank Revenue, Series B:
160,000	1,125,000	1,285,000	AAA	5.000% due 8/1/23	165,895	1,166,445	1,332,340
90,000	625,000	715,000	AAA	Call 8/1/10 @ 101, 5.000% due 8/1/23 (b)	94,778	658,181	752,959
1,195,000	1,195,000	2,390,000	AAA	Indiana Health Facility Financing Authority, Hospital Revenue, Community Hospital Project, Series A, AMBAC-Insured, 5.000% due 5/1/35	1,254,738	1,254,738	2,509,476
2,000,000	1,000,000	3,000,000	BBB+	Indiana State DFA Environment Improvement Revenue, USX Corp. Project, 5.250% due 12/1/22	2,137,880	1,068,940	3,206,820

				Total Indiana	3,653,291	4,148,304	7,801,595

Iowa — 0.5%
—	1,000,000	1,000,000	Aa3(a)	Iowa Finance Authority, Hospital Facility Revenue, Call 2/15/10 @101, 6.750% due 2/15/16 (b)	—	1,097,390	1,097,390

Western Asset Municipal Partners Fund II (MPT)	Western Asset Municipal Partners Fund (MNP)	Pro Forma Combined Western Asset Municipal Partners Fund (MNP)			Western Asset Municipal Partners Fund II (MPT)	Western Asset Municipal Partners Fund (MNP)	Pro Forma Combined Western Asset Municipal Partners Fund (MNP)
Face Amt.	Face Amt	Face Amt.	Rating‡	Security	Value	Value	Value
Kansas — 0.6%
—	$1,430,000	$1,430,000	AA	Kansas State Development Finance Authority, Health Facilities Revenue, Sisters of Charity, Series J, 6.250% due 12/1/28	—	$1,544,386	$1,544,386

Maryland — 5.3%
				Maryland State Health & Higher Educational Facilities Authority Revenue:
$1,500,000	1,500,000	3,000,000	Baa1(a)	Carroll County General Hospital, 6.000% due 7/1/37	$1,619,640	1,619,640	3,239,280
1,500,000	1,000,000	2,500,000	A	Suburban Hospital, Series A, 5.500% due 7/1/16	1,631,970	1,087,980	2,719,950
				University of Maryland Medical Systems:
500,000	500,000	1,000,000	A	6.000% due 7/1/32	544,340	544,340	1,088,680
—	1,000,000	1,000,000	A3(a)	Call 7/1/10 @ 101, 6.750% due 7/1/30 (b)	—	1,107,860	1,107,860
—	2,500,000	2,500,000	Aaa(a)	Northeast Maryland Waste Disposal Authority, Solid Waste Revenue, AMBAC-Insured, 5.500% due 4/1/15 (c)	—	2,696,225	2,696,225
2,000,000	—	2,000,000	Aaa(a)	Northeast Maryland Waste Disposal Authority, Solid Waste Revenue, AMBAC-Insured, 5.500% due 4/1/16 (c)	2,152,760	—	2,152,760

				Total Maryland	5,948,710	7,056,045	13,004,755

Massachusetts — 3.6%
—	2,500,000	2,500,000	AA	Massachusetts State Health & EFA Revenue, Partners Healthcare System, Series C, 5.750% due 7/1/32	—	2,706,100	2,706,100
				Massachusetts State Water Pollution Abatement Trust Revenue, MWRA Program, Series A:
2,125,000	2,540,000	4,665,000	AAA	5.750% due 8/1/29	2,248,144	2,687,193	4,935,337
525,000	630,000	1,155,000	AAA	Call 8/1/09 @101, 5.750% due 8/1/29 (b)	557,833	669,400	1,227,233

				Total Massachusetts	2,805,977	6,062,693	8,868,670

Michigan — 1.8%
1,000,000	—	1,000,000	AAA	Detroit, MI, City School District, GO, School Building & Site Improvement, Series A, FGIC-Insured, Call 5/1/13 @ 100, 5.500% due 5/1/17 (b)	1,102,010	—	1,102,010
1,500,000	1,500,000	3,000,000	AA-	Michigan State, Hospital Finance Authority Revenue, Trinity Health, Series C, 5.375% due 12/1/30	1,595,550	1,595,550	3,191,100

				Total Michigan	2,697,560	1,595,550	4,293,110

Missouri — 1.5%
				Missouri State Environmental Improvement & Energy Research Authority:
2,500,000	—	2,500,000	AA	PCR Refunding Revenue, Associated Electric Co-op Thomas Hill, 5.500% due 12/1/10	2,528,500	—	2,528,500
1,000,000	—	1,000,000	Aaa(a)	Water Pollution Refunding Revenue, State Revolving Funds, Program A, 5.000% due 7/1/20	1,113,530	—	1,113,530

				Total Missouri	3,642,030	—	3,642,030

New Hampshire — 0.0%
—	85,000	85,000	A+	New Hampshire State HFA, Single-Family Residential Revenue, Series A, 6.800% due 7/1/15 (c)	—	85,936	85,936

Western Asset Municipal Partners Fund II (MPT)	Western Asset Municipal Partners Fund (MNP)	Pro Forma Combined Western Asset Municipal Partners Fund (MNP)			Western Asset Municipal Partners Fund II (MPT)	Western Asset Municipal Partners Fund (MNP)	Pro Forma Combined Western Asset Municipal Partners Fund (MNP)
Face Amt.	Face Amt	Face Amt.	Rating‡	Security	Value	Value	Value
New Jersey — 5.9%
				New Jersey EDA:
—	$5,150,000	$5,150,000	AAA	PCR, Revenue, Public Service Electric and Gas Co. Project, Series A, MBIA-Insured, 6.400% due 5/1/32 (c)	—	$5,150,515	$5,150,515
$1,000,000	4,450,000	5,450,000	AAA	Water Facilities Revenue, New Jersey American Water Co. Inc. Project, Series A, FGIC-Insured, 6.875% due 11/1/34 (c)	$1,002,540	4,461,303	5,463,843
2,500,000	—	2,500,000	AAA	Motor Vehicle Surcharges Revenue, Series A, MBIA-Insured, 5.250% due 7/1/16	2,727,975	—	2,727,975
—	1,000,000	1,000,000	A3(a)	New Jersey Health Care Facilities Financing Authority Revenue, Hackensack University Medical Center, 6.000% due 1/1/25	—	1,063,230	1,063,230

				Total New Jersey	3,730,515	10,675,048	14,405,563

New York — 14.1%
2,415,000	—	2,415,000	A-	Long Island Power Authority, NY, Electric System Revenue, Gen-Series B, 5.000% due 12/1/35	2,550,506	—	2,550,506
				New York City, NY, GO:
				Series A:
10,000	10,000	20,000	AA-	6.000% due 5/15/30	10,739	10,739	21,478
990,000	990,000	1,980,000	AA-	Call 5/15/10 @ 101, 6.000% due 5/15/30 (b)	1,073,002	1,073,002	2,146,004
1,500,000	500,000	2,000,000	AA-	Series G, 5.000% due 12/1/33	1,571,865	523,955	2,095,820
				New York City, NY, Municipal Water Finance Authority, Water & Sewer Systems Revenue:
				Series B:
—	1,000,000	1,000,000	AA+	5.125% due 6/15/31	—	1,044,290	1,044,290
—	1,175,000	1,175,000	AA+	Call 6/15/07 @ 101, 5.750% due 6/15/29 (b)	—	1,198,018	1,198,018
2,000,000	2,000,000	4,000,000	AA+	Series D, 5.000% due 6/15/37	2,108,540	2,108,540	4,217,080
4,500,000	1,250,000	5,750,000	AAA	New York City, NY, TFA Revenue, Series A, 5.500% due 11/15/17	4,914,225	1,365,062	6,279,287
—	5,365,000	5,365,000	AAA	New York State Dormitory Authority Revenue, Court Facilities Lease, NYC Issue, Non State Supported Debt, Series A, AMBAC-Insured, 5.500% due 5/15/30	—	6,450,930	6,450,930
5,000,000	—	5,000,000	AAA	New York State Dormitory Authority Revenue, Court Facilities Lease, NYC Issue, AMBAC-Insured, 5.500% due 5/15/25	5,925,900	—	5,925,900
2,385,000	—	2,385,000	AAA	New York State Environmental Facilities Corp., State Clean Water & Drinking, NYC Municipal Water Finance Authority, Series A, 5.000% due 6/15/17	2,605,684	—	2,605,684

				Total New York	20,760,461	13,774,536	34,534,997

North Carolina — 2.2%
—	1,200,000	1,200,000	AA-	North Carolina Medical Care Commission Health Care Facilities Revenue, Novant Health Obligation Group, 5.000% due 11/1/39	—	1,255,272	1,255,272
4,000,000	—	4,000,000	AA+	University of North Carolina, University Revenue, Series A, 5.000% due 12/1/34	4,254,640	—	4,254,640

				Total North Carolina	4,254,640	1,255,272	5,509,912

Western Asset Municipal Partners Fund II (MPT)	Western Asset Municipal Partners Fund (MNP)	Pro Forma Combined Western Asset Municipal Partners Fund (MNP)			Western Asset Municipal Partners Fund II (MPT)	Western Asset Municipal Partners Fund (MNP)	Pro Forma Combined Western Asset Municipal Partners Fund (MNP)
Face Amt.	Face Amt	Face Amt.	Rating‡	Security	Value	Value	Value
Ohio — 4.2%
$1,000,000	$2,000,000	$3,000,000	AAA	Cincinnati, OH, City School District, GO, Refunding, Classroom Construction & Improvement, FGIC-Insured, 5.250% due 12/1/31	$1,180,180	$2,360,360	$3,540,540
—	6,700,000	6,700,000	A+	Ohio State Water Development Authority, Solid Waste Disposal Revenue, North Star BHP Steel, Cargill Inc., 6.300% due 9/1/20 (c)	—	6,848,941	6,848,941

				Total Ohio	1,180,180	9,209,301	10,389,481

Pennsylvania — 2.4%
2,000,000	3,000,000	5,000,000	AAA	Allegheny County, PA, Airport Authority, Airport Revenue, Refunding, Pittsburgh International, Series B, MBIA-Insured, 5.000% due 1/1/17	2,136,360	3,204,540	5,340,900
250,000	250,000	500,000	AAA	Philadelphia, PA, School District GO, Series A, FSA-Insured, Call 2/1/12 @ 100, 5.500% due 2/1/31 (b)	271,295	271,295	542,590

				Total Pennsylvania	2,407,655	3,475,835	5,883,490

Puerto Rico — 0.7%
1,600,000	—	1,600,000	AAA	Puerto Rico Commonwealth Highway & Transportation Authority, Highway Revenue, Series X, FSA-Insured, 5.500% due 7/1/15	1,804,784	—	1,804,784

Tennessee — 2.1%
1,200,000	3,500,000	4,700,000	AAA	Memphis-Shelby County, TN, Airport Authority Revenue, Series D, AMBAC-Insured, 6.000% due 3/1/24 (c)	1,281,336	3,737,230	5,018,566
55,000	75,000	130,000	AA	Tennessee Housing Development Agency Revenue, Homeownership Program, Series 2B, 6.350% due 1/1/31 (c)	56,149	76,568	132,717

				Total Tennessee	1,337,485	3,813,798	5,151,283

Texas — 12.4%
2,500,000	2,500,000	5,000,000	AAA	Aledo, TX, GO, ISD, School Building, Series A, PSF-Insured, 5.000% due 2/15/30	2,636,400	2,636,400	5,272,800
330,000	—	330,000	AAA	Austin, TX, Airport Systems Revenue, Series A, MBIA-Insured, Call 11/15/07 @ 100, 6.200% due 11/15/15 (b)(c)	336,778	—	336,778
1,000,000	—	1,000,000	Aaa(a)	Edgewood, TX, GO, ISD, Bexar County, PSF-Insured, 5.250% due 2/15/17	1,090,890	—	1,090,890
—	1,000,000	1,000,000	Aaa(a)	Edgewood, TX, ISD, PSFG-Insured, 5.250% due 2/15/18	—	1,088,780	1,088,780
3,500,000	1,500,000	5,000,000	AAA	Houston, TX, Utility System Revenue, Combined First Lien, FSA-Insured, 5.000% due 11/15/35	3,694,915	1,583,535	5,278,450
1,600,000	1,600,000	3,200,000	AAA	Lake Dallas, TX, GO, ISD, School Building, PSF-Insured, 5.000% due 8/15/34	1,678,464	1,678,464	3,356,928
1,000,000	—	1,000,000	AAA	Mesquite, TX, Independent School District No. 1, GO, Capital Appreciation, Series A, PSFG-Insured, zero coupon bond to yield 5.169% due 8/15/27	365,770	—	365,770
1,380,000	100,000	1,480,000	AAA	North Harris Montgomery Community College District, TX, GO, FGIC-Insured, 5.375% due 2/15/16	1,480,271	107,266	1,587,537
2,225,000	—	2,225,000	Aaa(a)	Northwest Texas, GO, ISD, PSF-Insured, 5.250% due 8/15/18	2,431,925	—	2,431,925
1,000,000	1,000,000	2,000,000	BBB-	Sabine River Authority, Texas Pollution Control, Refunding, Remarketed 11/29/05, 5.200% due 5/1/28	1,035,390	1,035,390	2,070,780
1,500,000	3,500,000	5,000,000	AAA	Texas State Turnpike Authority Revenue, First Tier, Series A, AMBAC-Insured, 5.500% due 8/15/39	1,619,370	3,778,530	5,397,900

Western Asset Municipal Partners Fund II (MPT)	Western Asset Municipal Partners Fund (MNP)	Pro Forma Combined Western Asset Municipal Partners Fund (MNP)			Western Asset Municipal Partners Fund II (MPT)	Western Asset Municipal Partners Fund (MNP)	Pro Forma Combined Western Asset Municipal Partners Fund (MNP)
Face Amt.	Face Amt	Face Amt.	Rating‡	Security	Value	Value	Value
$1,000,000	$1,000,000	$2,000,000	AAA	Williamson County, TX, GO, MBIA-Insured, 5.250% due 2/15/21	$1,102,330	$1,102,330	$2,204,660

				Total Texas	17,472,503	13,010,695	30,483,198

Virginia — 1.8%
2,915,000	—	2,915,000	AAA	Greater Richmond, VA, Convention Center Authority, Hotel Tax Revenue, Convention Center Expansion Project, Call 6/15/10 @ 101, 6.125% due 6/15/20 (b)	3,168,780	—	3,168,780
1,260,000	—	1,260,000	AA+	Virginia State Public Building Authority, Public Facilities Revenue, Series A, 5.000% due 8/1/11	1,331,228	—	1,331,228

				Total Virginia	4,500,008	—	4,500,008

Washington — 7.0%
1,900,000	1,000,000	2,900,000	AAA	Chelan County, WA, Public Utility District, Chelan Hydro System No.1, Construction Revenue, Series A, AMBAC-Insured, 5.450% due 7/1/37 (c)	2,028,744	1,067,760	3,096,504
1,000,000	1,395,000	2,395,000	AAA	King County, WA, GO, Refunding, Series B, MBIA-Insured, 5.000% due 1/1/30	1,018,770	1,421,184	2,439,954
2,000,000	2,000,000	4,000,000	AAA	Port of Seattle, WA, Revenue, Refunding, Intermediate Lien, Series A, MBIA-Insured, 5.000% due 3/1/30	2,115,260	2,115,260	4,230,520
400,000	4,250,000	4,650,000	AAA	Seattle, WA, GO, Series B, FSA-Insured, Call 12/1/09 @ 101, 5.750% due 12/1/28 (b)	427,588	4,543,123	4,970,711
1,200,000	1,200,000	2,400,000	AAA	Washington State Public Power Supply System Revenue, Nuclear Project No. 1, Series A, MBIA-Insured, 5.125% due 7/1/17	1,244,292	1,244,292	2,488,584

				Total Washington	6,834,654	10,391,619	17,226,273

				TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $228,827,041)	124,611,504	113,190,774	237,802,278

SHORT-TERM INVESTMENTS — 3.1%
Colorado — 0.2%
500,000	—	500,000	VMIG1(a)	Colorado Educational & Cultural Facilities Authority, JFMC Facilities Corp., LOC-Bank of America, 4.000%, 1/2/07	500,000	—	500,000

Missouri — 0.6%
1,400,000	—	1,400,000	A-1+	Missouri Development Finance Board Cultural Facilities Revenue, Nelson Gallery Foundation, Series A, SPA-JPMorgan Chase, 3.980%, 1/2/07	1,400,000	—	1,400,000

Texas — 1.4%
3,600,000	—	3,600,000	A-1+	Harris County, TX, Health Facilities Development Corp. Revenue, Refunding, Methodist Hospital Systems, Series A, 3.990%, 1/2/07	3,600,000	—	3,600,000

Utah — 0.7%
—	1,700,000	1,700,000	A-1+	County of Weber, UT, Hospital Revenue, IHC Health Services, Series C, SPA-Landesbank Hessen-Thuringen, 4.000%, 1/2/07 (d)	—	1,700,000	1,700,000

Wisconsin — 0.1%
300,000	—	300,000	A-1+	Wisconsin State, HEFA Revenue,, Gundersen Lutheran, Series B, FGIC-Insured, SPA-Dexia Credit Local, 4.050%, 1/2/07	300,000	—	300,000

Western Asset Municipal Partners Fund II (MPT)	Western Asset Municipal Partners Fund (MNP)	Pro Forma Combined Western Asset Municipal Partners Fund (MNP)			Western Asset Municipal Partners Fund II (MPT)	Western Asset Municipal Partners Fund (MNP)	Pro Forma Combined Western Asset Municipal Partners Fund (MNP)
Face Amt.	Face Amt	Face Amt.	Rating‡	Security	Value	Value	Value
Wyoming — 0.1%
$200,000	—	$200,000	A-1+	Lincoln County, WY, PCR, Exxon Project, Series B, 3.940%, 1/2/07	$200,000	—	$200,000

				TOTAL SHORT-TERM INVESTMENTS (Cost — $7,700,000)	6,000,000	$1,700,000	7,700,000

				TOTAL INVESTMENTS — 100.0% (Cost — $236,527,041#)	$130,611,504	$114,890,774	$245,502,278

‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise noted. All ratings are unaudited.
(a)	Rating by Moody’s Investors Service. All ratings are unaudited.
(b)	Pre-Refunded bonds are escrowed with government obligations and/or government agency securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
(c)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).
(d)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer on no more than 7 days notice. Date shown is the date of the next interest rate change.
(e)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
(f)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2006.
#	Aggregate cost for federal income tax purposes is substantially the same.
Abbreviations used in this schedule:
AMBAC—Ambac Assurance Corporation
DFA—Development Finance Agency
EDA—Economic Development Authority
EFA—Educational Facilities Authority
FGIC—Financial Guaranty Insurance Company
FSA—Financial Security Assurance
GO—General Obligation
HEFA—Health & Educational Facilities Authority
HFA—Housing Finance Authority
ISD—Independent School District
LOC—Letter of Credit
MBIA—Municipal Bond Investors Assurance Corporation
MWRA—Massachusetts Water Resources Authority
PCR—Pollution Control Revenue
PSF—Permanent School Fund
PSFG—Permanent School Fund Guaranty
SPA—Standby Bond Purchase Agreement
TFA—Transitional Finance Authority

Statement of Assets and Liabilities

Pro Forma Combined Statement of Assets and Liabilities for Western Asset Municipal Partners Fund Inc. and Legg Mason Municipal Partners Fund II Inc. as of December 31, 2006 (Unaudited)

	Western Asset Municipal Partners Fund II (MPT)	Western Asset Municipal Partners Fund (MNP)	Pro Forma Adjustments		Pro Forma Combined Western Asset Municipal Partners Fund (MNP)
ASSETS:
Investments, at cost	$126,608,530	$109,918,511			$236,527,041

Investments, at value	$130,611,504	$114,890,774			$245,502,278
Cash	54,720	48,934			103,654
Receivable for securities sold	260,000	240,000			500,000
Interest receivable	1,665,058	1,649,632			3,314,690
Prepaid expenses	20,143	1,210			21,353

Total Assets	132,611,425	116,830,550			249,441,975

LIABILITIES:
Investment Management fee payable	62,162	54,762			116,924
Directors’ fees payable	24,694	7,455			32,149
Distributions payable to Auction Rate Preferred Stockholders	31,521	27,945			59,466
Accrued expenses	201,285	111,543	$113,070	(1)	425,898

Total Liabilities	319,662	201,705	113,070	(1)	634,437

Auction Rate Preferred Stock
(900 shares authorized and issued at $50,000 per share)	45,000,000	—			45,000,000
(800 shares authorized and issued at $50,000 per share)		40,000,000			40,000,000

Total Net Assets	$87,291,763	$76,628,845	$(131,070	)(1)	$163,807,538

NET ASSETS:
Par value	$6,007	$5,181	$(104)		$11,084
Paid-in capital in excess of par value	83,244,145	71,464,465	104		154,708,714
Undistributed net investment income	131,133	213,642	(113,070	)(1)	231,705
Accumulated net realized gain (loss) on investments	(92,496)	(26,706)			(119,202)
Net unrealized appreciation (depreciation) on investments	4,002,974	4,972,263			8,975,237

Total Net Assets	$87,291,763	$76,628,845	$(113,070	)(1)	$163,807,538

Shares Outstanding	6,007,094	5,181,384	(104,934	)(2)	11,083,544

Net Asset Value	$14.53	$14.79			$14.78

(1)	Reflects adjustments for estimated reorganization expenses of $113,070.
(2)	Reflects adjustments to the number of shares outstanding due to the merger.

See Notes to Pro Forma Combined Financial Statements

Statement of Operations

Pro Forma Combined Statement of Operations for Western Asset Municipal Partners Fund Inc. and Western Asset Municipal Partners Fund II Inc. for the Twelve Months Ended December 31, 2006 (Unaudited)

	Western Asset Municipal Partners Fund II (MPT)	Western Asset Municipal Partners Fund (MNP)	Pro Forma Adjustments		Pro Forma Combined Western Asset Municipal Partners Fund (MNP)
INVESTMENT INCOME:
Interest	$6,068,853	$6,094,166			$12,163,019

Total Investment Income	6,068,853	6,094,166			12,163,019

EXPENSES:
Management fee	721,319	667,722	—		1,389,041
Auction agent Fees	117,837	116,452	—		234,289
Transfer agent fees	27,898	36,334	$(27,898	)(1)	36,334
Shareholder reports	54,538	64,110	(10,908	)(1)	107,740
Custody fees	200	200	—		400
Stock exchange listing fees	21,250	21,250	(21,250	)(1)	21,250
Legal fees	69,940	58,283	(64,112	)(1)	64,111
Insurance	1,372	2,306	—		3,678
Audit and tax	51,979	57,530	(49,909	)(1)	59,600
Directors’ fees	97,476	92,382	(97,476	)(1)	92,382
Miscellaneous expenses	1,914	28,816	(10,975	)(1)	19,755

Total Expenses	1,165,723	1,145,385	(282,528)		2,028,580
Less: Fee Waiver and/or expense reimbursement	(2,924)	(2,785)	5,709	(1)	—

Net Expenses	1,162,799	1,142,600	(276,819)		2,028,580

Net Investment Income	4,906,054	4,951,566	276,819		10,134,439

REALIZED AND UNREALIZED GAIN (LOSS) ON investments:
Net Realized Gain (Loss) From:
Investments	130,813	(45,683)			85,130
Change in Net Unrealized Appreciation/Depreciation From:
Investments	486,827	(149,966)			336,861

Net Gain on Investments and Foreign Currencies	617,640	(195,649)			421,991

Distributions paid to auction rate preferred stockholders from:					—
Net investment Income	(1,575,470)	(1,356,200)			(2,931,670)
Net Realized Gains	—	(10,673)			(10,673)

Total Distributions Paid to Auction Rate Preferred Shareholders	(1,575,470)	(1,366,873)			(2,942,343)

Increase in Net Assets From Operations	$3,948,224	$3,389,044	$276,819		$7,614,087

(1)	Reflects the elimination of duplicative expenses and economies of scale due to the proposed merger.

See Pro Forma notes to financial statements.

Western Asset Municipal Partners Fund II Inc. Merger With and Into Western Asset Municipal Partners Fund Inc.

Notes to Pro Forma Combined Financial Statements

(Unaudited)

1. Basis of Combination:

The accompanying unaudited Pro Forma Combined Statement of Assets and Liabilities, including the Pro Forma Combined Schedule of Investments at December 31, 2006 and the related Pro Forma Combined Statement of Operations (“Pro Forma Statements”) for the twelve months ended December 31, 2006, reflect the accounts of Western Asset Municipal Partners Fund II Inc. (“Acquired Fund”) and Western Asset Municipal Partners Fund Inc. (“Acquiring Fund”), each a “Fund.” Following the combination, Western Asset Municipal Partners Fund Inc. will be the accounting survivor.

Under the terms of the Agreement and Plan of Reorganization, the exchange of assets of the Acquired Fund for shares of the Acquiring Fund will be treated as a tax-free reorganization and, accordingly, the tax-free merger will be accounted for in an “as-if” pooling of interests. The combination would be accomplished by an acquisition of the net assets of the Acquired Fund in exchange for shares of the Acquiring Fund at net asset value. The unaudited Pro Forma Combined Schedule of Investments and the unaudited Pro Forma Combined Statement of Assets and Liabilities have been prepared as though the combination had been effective on December 31, 2006. The unaudited Pro Forma Combined Statement of Operations reflects the results of the Funds for the twelve months ended December 31, 2006 as if the merger occurred on January 1, 2006. These pro forma statements have been derived from the books and records of the Funds utilized in calculating daily net asset values at the dates indicated above in conformity with U.S. generally accepted accounting principles. The historical cost of investment securities will be carried forward to the surviving entity. The fiscal year ends are June 30 for Western Asset Municipal Partners Fund II Inc. and December 31 for Western Asset Municipal Partners Fund Inc.

The Pro Forma Combined Financial Statements should be read in conjunction with the historical financial statements of each Fund, which are incorporated by reference in the Statement of Additional Information.

2. Use of Estimates:

Management has made certain estimates and assumptions relating to the reporting of assets, liabilities, income and expenses to prepare these Pro Forma Combined Financial Statements in conformity with U.S. generally accepted accounting principles for investment companies. Actual results could differ from these estimates.

3. Investment Valuation:

Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset values, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. Short-term obligations maturing within 60 days are valued at amortized cost, which approximates market value.

4. Capital Shares:

The unaudited pro forma net asset values per share assumes additional shares of capital stock of the Acquiring Fund were issued in connection with the proposed acquisition of the Acquired Fund as of December 31, 2006. The number of additional shares issued was calculated by dividing the net asset value of each class of the Acquired Fund by the respective class net asset value per share of the Acquiring Fund.

5. Pro Forma Operations:

In the Pro Forma Combined Statement of Operations certain expenses have been adjusted to reflect the expected expenses of the combined entity. The pro forma investment management fees of the combined entity are based on the fee schedules in effect for the Acquiring Fund’s combined level of average net assets for the twelve months ended December 31, 2006.

6. Federal Income Taxes:

It is the policy of the Funds to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute substantially all of their net investment income and net realized gains on investments, if any, to their shareholders. Therefore, no federal income tax provision is required.

7. Subsequent Event

On January 17, 2007, MNP, in accordance with its tender offer for up to 259,070 of its issued and outstanding shares of common stock, accepted and made payment of these shares at $14.42 per share (98% of the net asset value per share of $14.71). These shares represent 5% of MNP’s then outstanding shares. The tender offer amounted to $3,735,789 (259,070 shares multiplied by $14.42).

PART C

OTHER INFORMATION

Item 15.	Indemnification

Reference is made to Article VII of the Registrant’s Amended and Restated Articles of Incorporation and Article VI of the Registrant’s Amended and Restated By-Laws.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrant is named on a Directors & Officers Insurance Policy which covers all present and future directors and officers of Registrant against loss arising from any civil claim or claims by reason of any actual or alleged error, misstatement, misleading statement, negligent act or omission, or neglect or breach of duty committed while acting as directors or officers of the Registrant.

Item 16.	Exhibits

Exhibit No.	Exhibit
1(a)

Articles of Amendment and Restatement (filed as Exhibit (a) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File Nos. 33-55030 and 811-7362) and incorporated herein by reference).

1(b)	Articles Supplementary (filed as Exhibit (b) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-2 (Filed Nos. 33-55030 and 811-7362) and incorporated herein by reference).

1(c)	Articles Supplementary (filed as Exhibit 1(c) to the Registration Statement on Form N-14 (File Nos. 333-141241 and 811-07362) and incorporated herein by reference).

1(d)	Articles of Amendment (filed as Exhibit 1(d) to the Registration Statement on Form N-14 (File Nos. 333-141241 and 811-07362) and incorporated herein by reference).

1(e)	Certificate of Correction (filed as Exhibit 1(e) to the Registration Statement on Form N-14 (File Nos. 333-141241 and 811-07362) and incorporated herein by reference).

1(f)	Articles of Amendment (filed as Exhibit 1(f) to the Registration Statement on Form N-14 (File Nos. 333-141241 and 811-07362) and incorporated herein by reference).

1(g)	Form of Articles Supplementary (filed as Exhibit 1(g) to the Registration Statement on Form N-14 (File Nos. 333-141241 and 811-07362) and incorporated herein by reference).

1(h)	Form of Articles of Amendment (filed as Exhibit 1(h) to the Registration Statement on Form N-14 (File Nos. 333-141241 and 811-07362) and incorporated herein by reference).

2	Amended and Restated By-Laws (filed as Exhibit 2 to the Registration Statement on Form N-14 (File Nos. 333-141241 and 811-07362) and incorporated herein by reference).

3	Not Applicable.

4	Form of Agreement and Plan of Reorganization is included in Part A of the Registration Statement on Form N-14.

5	Not Applicable.

6(a)

Management Agreement between Registrant and Legg Mason Partners Fund Advisor, LLC, dated August 1, 2006 (filed as Exhibit 6(a) to the Registration Statement on Form N-14 (File Nos. 333-141241 and 811-07362) and incorporated herein by reference).

Exhibit No.	Exhibit
6(b)

Subadvisory Agreement between Legg Mason Partners Fund Advisor, LLC and Western Asset Management Company with respect to Registrant, dated August 1, 2006 (filed as Exhibit 6(b) to the Registration Statement on Form N-14 (File Nos. 333-141241 and 811-07362) and incorporated herein by reference).

7	Not Applicable.

8	Not Applicable.

9

Custodian Services Agreement with State Street Bank and Trust Company, dated January 1, 2007 (filed as Exhibit 9 to the Registration Statement on Form N-14 (File Nos. 333-141241 and 811-07362) and incorporated herein by reference).

10	Not Applicable.

11	Form of Opinion and Consent of DLA Piper US LLP as to the legality of the securities being registered (filed herewith).

12	Form of Opinion of Simpson Thacher & Bartlett LLP supporting tax matters and consequences to shareholders discussed in the Proxy Statement/Prospectus (filed herewith).

13	Not Applicable.

14	Consent of Independent Registered Public Accounting Firm (filed herewith).

15	Not Applicable.

16	Power of Attorney (filed as Exhibit 16 to the Registration Statement on Form N-14 (File Nos. 333-141241 and 811-07362) and incorporated herein by reference).

17(a)	Forms of Proxy Card (filed as Exhibit 17(a) to the Registration Statement on Form N-14 (File Nos. 333-141241 and 811-07362) and incorporated herein by reference).

17(b)	Code of Ethics (filed as Exhibit 17(b) to the Registration Statement on Form N-14 (File Nos. 333-141241 and 811-07362) and incorporated herein by reference).

17(c)

Transfer Agency and Services Agreement with American Stock Transfer, Inc., dated March 20, 2006 (filed as Exhibit 17(c) to the Registration Statement on Form N-14 (File Nos. 333-141241 and 811-07362) and incorporated herein by reference).

Item 17.	Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other terms of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned registrant agrees to file a post-effective amendment to this registration statement including a signed opinion and consent of DLA Piper US LLP as to the legality of the securities being registered and a signed opinion of Simpson Thacher & Bartlett LLP supporting tax matters and consequences to shareholders discussed in the Proxy Statement/Prospectus.

SIGNATURES

As required by the Securities Act of 1933, as amended, this registration statement has been signed on behalf of the Registrant, in the City of New York and Sate of New York, on the 30th day of April, 2007.

WESTERN ASSET MUNICIPAL PARTNERS FUND INC.

By:	/s/ R. JAY GERKEN
R. Jay Gerken
Chairman, Chief Executive Officer and President

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

/S/ R. JAY GERKEN R. Jay Gerken	Chairman, Chief Executive Officer, President and Director (Principal Executive Officer)	April 30, 2007

/S/ FRANCES M. GUGGINO Frances M. Guggino	Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer)	April 30, 2007

/S/ CAROL L. COLMAN* Carol L. Colman	Director	April 30, 2007

/S/ DANIEL P. CRONIN* Daniel P. Cronin	Director	April 30, 2007

/S/ PAOLO M. CUCCHI* Paolo M. Cucchi	Director	April 30, 2007

/S/ LESLIE H. GELB* Leslie H. Gelb	Director	April 30, 2007

/S/ WILLIAM R. HUTCHINSON* William R. Hutchinson	Director	April 30, 2007

/S/ DR. RIORDAN ROETT* Dr. Riordan Roett	Director	April 30, 2007

/S/ JESWALD W. SALACUSE* Jeswald W. Salacuse	Director	April 30, 2007

*By:	/S/ R. JAY GERKEN R. Jay Gerken, Attorney-in-Fact	Director

EXHIBIT INDEX

Exhibit No.	Exhibit
11	Form of Opinion and Consent of DLA Piper US LLP.

12	Form of Opinion of Simpson Thacher & Bartlett LLP.

14	Consent of Independent Registered Public Accounting Firm.